                                       Dresdner RCM Global Funds
                                       Semi-Annual Report
                       June 30, 2001   Own the World.

Domestic Funds
DRESDNER RCM LARGE CAP GROWTH FUND
DRESDNER RCM TAX MANAGED GROWTH FUND
DRESDNER RCM MIDCAP FUND
DRESDNER RCM SMALL CAP FUND
DRESDNER RCM BIOTECHNOLOGY FUND
DRESDNER RCM BALANCED FUND

Global Funds
DRESDNER RCM GLOBAL EQUITY FUND
DRESDNER RCM GLOBAL SMALL CAP FUND
DRESDNER RCM GLOBAL TECHNOLOGY FUND
DRESDNER RCM GLOBAL HEALTH CARE FUND

International Funds
DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND
DRESDNER RCM EMERGING MARKETS FUND
DRESDNER RCM EUROPE FUND
DRESDNER RCM STRATEGIC INCOME FUND



                                              --------------------------
                                              [LOGO] Dresdner RCM Global Funds
                                              --------------------------

 Dresdner RCM Global Funds
 TABLE OF CONTENTS

Shareholder's Letter                                            1

Performance and Portfolios of Investments:

    Dresdner RCM Large Cap Growth Fund                          2

    Dresdner RCM Tax Managed Growth Fund                        9

    Dresdner RCM MidCap Fund                                   16

    Dresdner RCM Small Cap Fund                                25

    Dresdner RCM Biotechnology Fund                            34

    Dresdner RCM Balanced Fund                                 40

    Dresdner RCM Global Equity Fund                            53

    Dresdner RCM Global Small Cap Fund                         62

    Dresdner RCM Global Technology Fund                        72

    Dresdner RCM Global Health Care Fund                       80

    Dresdner RCM International Growth Equity Fund              86

    Dresdner RCM Emerging Markets Fund                         96

    Dresdner RCM Europe Fund                                  104

    Dresdner RCM Strategic Income Fund                        112

Statements of

    Assets and Liabilities                                    118

    Operations                                                122

    Changes in Net Assets                                     126

Financial Highlights                                          137

Notes to Financial Highlights                                 144

Notes to Financial Statements                                 145

August 20, 2001

Dear Shareholder:

        We are pleased to present the Dresdner RCM Global Funds' (the "Funds" or "Fund") Semi-Annual Shareholder Report for the six months ended June 30, 2001. Inside, you will find commentary for each of the Dresdner RCM Global Funds. The Funds' portfolio managers review relevant market conditions, the factors affecting their performance, the investment strategies they employed in response to the economic and market conditions over the first half of this year as well as an outlook for the remainder of 2001. Each report also includes performance summaries and a list of holdings and portfolio weightings for each Fund as of June 30, 2001.

        The investment climate has been quite difficult since March of 2000, when the NASDAQ Index began its steep descent from 5000. The investment focus shifted from growth to value as defensive areas of the market began to perform positively. Although corporate profits were still weak, the first half of 2001 saw the beginning of a rebound in the U.S. markets, particularly in the second quarter. The Federal Reserve cut short-term interest rates nearly in half within a six-month period in an effort to stimulate the U.S. economy. Other central banks, notably in Europe, were more cautious, as the Euro continued to weaken and inflation was a perceived threat. In Japan, a new charismatic leader brought hope that a ten-year recession would soon come to an end. Emerging market countries such as China and Mexico produced excellent returns, as these countries continue to sustain significant economic growth. Other parts of Latin America and Asia suffered from currency woes or the slowdown in demand for technology products. Meanwhile, fixed income investments had a generally positive first half, although intermediate and long-term interest rates drifted upward in the second quarter.

        Throughout the turmoil in the global markets, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment adviser to the Funds, continued to use a bottom-up analysis of company fundamentals combined with a careful assessment of projected earnings growth. In identifying possible investments, Dresdner RCM draws on the expertise of nearly 200 investment professionals, primarily securities analysts and portfolio managers. In addition to having traditional finance credentials such as MBAs or Chartered Financial Analyst
(CFA) credentials, many also have advanced degrees or industry experience in the areas of the market that they cover such as engineering or medicine. Dresdner RCM also draws from Grassroots-SM- Research, an innovative in-house adjunct to traditional research efforts, which uncovers and confirms marketplace demand for key products and services.

        Thank you for your continued support of the Dresdner RCM Global Funds. If you would like more information on a specific Fund, or you have any questions about the material in this report, please contact us at 1-800-726-7240 or visit us at www.DRCMFunds.com.

Sincerely,

/s/ DeWitt F. Bowman
DeWitt F. Bowman
Chairman
Dresdner RCM Global Funds, Inc.

 Dresdner RCM Large Cap Growth Fund
 Management's Performance Review

        The first half of 2001 proved to be a less than stellar time for investors in the equity markets. During the first quarter, stocks fell sharply as investors generally reduced valuations for the market in general. Meanwhile, the second quarter appeared to give the Federal Reserve the upper hand, as an aggressive Federal Reserve played tug of war with a flood of negative company earnings' reports. For the first half of 2001, the Dresdner RCM Large Cap Growth Fund returned -16.05% and -16.16% for the Class I and Class N shares, respectively. By comparison, the S&P 500 Index returned -6.70%.

MARKET REVIEW

        The Federal Reserve's 150-basis point reduction in short-term interest rates during the first 3 months of the year did little to reassure investors in growth stocks of any kind. With the continued onslaught of negative earnings and layoff announcements, U.S. stocks seemed to surrender all of January's gains and more, revealing a disappointing corporate outlook for the first quarter. By the end of March, the selling pressure moved from technology stocks to most all other sectors of the market.

        During the first quarter, earnings estimates continued their free fall for many companies and spread across a broad spectrum of industries. The number of negative pre-announcements also accelerated from the fourth quarter of 2000, up almost 79%, with the most significant reductions occurring in the technology sector.

        Many of the same issues affecting the market during the first quarter were present in the second quarter as well, namely weak economic performance in the U.S., a serious deterioration in corporate profits and a Federal Reserve aggressively lowering rates. However, after experiencing significant selling pressure in the beginning of the year, stocks, particularly of growth companies, exhibited a dramatic rebound from lows reached in early April. From April to June, the Russell 1000 Growth Index gained 8.41% while the Nasdaq Composite gained 17.40%. Driving the rally was the belief that with the Federal Reserve aggressively lowering rates, an economic rebound was likely for the second half of 2001. Stocks with greater sensitivity to an accelerating economy performed better in the second quarter than those that have been traditionally more defensive.

        However, much of the economic data in the second quarter of 2001 continued to point toward further sluggishness in the U.S. economy. Signs of broader global slowdown began to emerge, fueled by the continued decline in Japan and a weakening Europe. The news from corporate America was no better. Negative pre-announcements continued unabated and earnings expectations for the second half of 2001 continued to deteriorate. Comments from most companies regarding demand, inventories, capital spending intentions and layoffs suggested that the end of the slowdown was not yet visible. The consumer was the last bastion of strength, keeping overall U.S. Gross Domestic Product ("GDP") growth from heading into negative territory.

FACTORS AFFECTING PERFORMANCE

        Although it was structured more defensively at the beginning of 2001, the Fund underperformed its benchmark throughout the first half of the year.

        Within the healthcare arena, pharmaceuticals comprise the majority of the overweight throughout the first half of the year. Pharmaceuticals performed poorly and negatively impacted returns within the industry, although Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, continues to have a high degree of confidence in their long-term growth characteristics. Pharmaceutical stocks suffered from three major concerns during the second quarter: 1) As investors anticipated an economic turnaround, money rotated out of defensive sectors and into more economically sensitive areas;
2) a cloud of uncertainty hovered over the group surrounding changes to Medicare reimbursement and potential price controls; and 3) a couple of high-profile earnings pre-announcements caused investors to question the assumption of stable, double-digit earnings growth for these companies. Dresdner RCM believes the relative earnings growth of these companies will look solid as the broader economy continues to post sluggish results.

 Dresdner RCM Large Cap Growth Fund
 Management's Performance Review

        As technology stocks continued to suffer throughout the first quarter, Dresdner RCM increased the Fund's underweight in the sector. For example, the holdings in communications equipment were lightened by eliminating Corning from the Fund due to concerns about significant slowing in the company's optical business. In addition, Nokia was lightened as the cellular handset market continued to be sluggish. On the other hand, within the software arena, the Fund increased its shares of Microsoft during the first quarter due to its attractive price and a better outlook for the release of Windows 2000. Microsoft shares were then increased during the second quarter based on strong expectations for Windows 2000, Windows XP and their X-box game console. The company appreciated 33% during the second quarter.

        Although the second quarter proved to be much friendlier to the technology-heavy Nasdaq Composite Index, sub-sectors of technology exhibited mixed results. Telecommunications and communications equipment companies were under pressure, affected by overcapacity and limited capital availability for the carriers. On the other hand, software stocks showed some of the biggest gains, with many up over 30% during the second quarter.

        Defensive sectors such as household products and food/beverage received increased attention by Dresdner RCM throughout the first half of the year. During the first quarter, the Fund initiated new positions in Kimberly Clark and PepsiCo, while adding to its holdings in Anheuser-Busch and Coca-Cola.

        With the strength in consumer spending, consumer cyclical stocks performed better than consumer staples stocks during the first half of the year. Due to concerns about the financial strength of the consumer, more defensive stocks within the sector were emphasized during the second quarter. A research study commissioned by Dresdner RCM's Grassroots-SM- Research showed advertising spending has been in a slump. As a result, the Fund sold off shares of Clear Channel Communications and established more of a position in Comcast Corp., a leading cable and communications services provider.

OUTLOOK

        A number of factors suggest that current U.S. monetary and fiscal responses will not be enough to avoid a longer period of economic contraction. Those include the magnitude of the capital spending erosion, the precarious debt buildup by corporations and consumers and the worsening economies in Europe and Japan. Dresdner RCM believes that, over the short term, the Federal Reserve's willingness to aggressively defend the equity market with lower interest rates is likely to create a floor on stock prices.

        However, weakening earnings suggest that stock valuations are still relatively high. The portfolio management team anticipates becoming more aggressive as a growth stock investor, once there is evidence that the economy is not continuing to deteriorate or when stock prices more appropriately reflect the current operating environment.

 Dresdner RCM Large Cap Growth Fund
 Total Return Index Comparison(b)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/31/96 - 6/30/01)(c)(d)(f)

       CLASS I SHARES(C)  S&P 500 INDEX(A)
12/96            $10,000           $10,000
1/97             $10,640           $10,625
2/97             $10,570           $10,708
3/97              $9,920           $10,268
4/97             $10,490           $10,881
5/97             $11,300           $11,544
6/97             $11,880           $12,061
7/97             $13,020           $13,021
8/97             $12,210           $12,292
9/97             $13,230           $12,965
10/97            $12,930           $12,532
11/97            $13,140           $13,113
12/97            $13,199           $13,338
1/98             $13,599           $13,486
2/98             $14,647           $14,458
3/98             $15,337           $15,199
4/98             $15,737           $15,352
5/98             $15,263           $15,088
6/98             $16,190           $15,701
7/98             $16,232           $15,533
8/98             $13,515           $13,287
9/98             $14,716           $14,139
10/98            $15,737           $15,288
11/98            $16,864           $16,215
12/98            $19,020           $17,148
1/99             $20,470           $17,865
2/99             $19,728           $17,310
3/99             $21,460           $18,002
4/99             $21,118           $18,699
5/99             $20,305           $18,257
6/99             $21,837           $19,271
7/99             $21,330           $18,670
8/99             $21,613           $18,577
9/99             $21,425           $18,068
10/99            $22,850           $19,211
11/99            $24,265           $19,601
12/99            $27,549           $20,756
1/00             $27,000           $19,714
2/00             $27,549           $19,341
3/00             $29,528           $21,233
4/00             $28,040           $20,594
5/00             $26,812           $20,171
6/00             $28,575           $20,668
7/00             $28,199           $20,345
8/00             $29,875           $21,609
9/00             $28,387           $20,468
10/00            $27,838           $20,382
11/00            $25,281           $18,776
12/00            $25,243           $18,867
1/01             $25,482           $19,537
2/01             $22,463           $17,755
3/01             $20,431           $16,629
4/01             $22,209           $17,921
5/01             $22,164           $18,042
6/01             $21,193           $17,603

PERFORMANCE(b)
JUNE 30, 2001

                                                                                 CUMULATIVE
                                                                        SINCE      SINCE
LARGE CAP GROWTH FUND          YTD(G)           1 YEAR       3 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total
Return(c)(d)                       -16.05%          -25.83%   9.39%    18.16%     111.93%
Class N
Average Annual Total
Return(e)(f)                       -16.16%          -26.03%   9.08%    17.86%     109.49%
S&P 500 Index
Average Annual Total
Return(a)                           -6.70%          -14.83%   3.89%    13.39%      76.03%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.
(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(c)  The Class I shares commenced operations on December 31, 1996.
(d) Returns from January 1, 1998 through December 31, 1998 reflect the deduction of Rule 12b-1 fees. On December 31, 1998, all Fund shares were redesignated as Class I shares, which do not pay Rule 12b-1 fees. Performance results for periods after December 31, 1998 do not reflect the deduction of Rule 12b-1 fees.
(e) Class N shares were first issued on March 2, 1999, and pay Rule 12b-1 fees. Class N returns through March 2, 1999 are based on Class I returns and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.
(f) The value of a $10,000 investment for Class N is $20,949 for the period from December 31, 1996 to June 30, 2001.
(g)  Unannualized.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                         % OF           VALUE
SHARES     COUNTRY                                    NET ASSETS      (NOTE 1)

--------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                            13.3%
                    CAPITAL GOODS                             10.6%
   17,000    US     General Dynamics Corp.                           $ 1,322,770
   97,000    US     General Electric Co.                               4,728,750
   78,000    BH     Tyco International Ltd.                            4,251,000
                                                                     -----------
                                                                      10,302,520
                                                                     -----------
                    COMMERCIAL SERVICES & SUPPLIES             1.7%
   35,000    US     Enron Corp.                                        1,715,000
                                                                     -----------
                    TRANSPORTATION                             1.0%
   17,000    US     United Parcel Service Inc.
                    (Class B)                                            982,600
                                                                     -----------
CONSUMER DISCRETIONARY SECTOR                                  8.6%
                    CONSUMER DURABLES & APPAREL                1.3%
   30,000    US     NIKE Inc. (Class B)                                1,259,700
                                                                     -----------
                    MEDIA                                      3.7%
   50,000    US     AOL Time Warner Inc. *                             2,650,000
   23,000    US     Comcast Corp. (Class A) *                            998,200
                                                                     -----------
                                                                       3,648,200
                                                                     -----------
                    RETAILING                                  3.6%
   20,000    US     Home Depot Inc.                                      931,000
   14,000    US     Target Corp.                                         484,400
   42,000    US     Wal-Mart Stores Inc.                               2,049,600
                                                                     -----------
                                                                       3,465,000
                                                                     -----------
CONSUMER STAPLES SECTOR                                       11.3%
                    FOOD & DRUG RETAILING                      3.8%
   20,000    US     Safeway Inc. *                                       960,000
   67,000    US     SYSCO Corp.                                        1,819,050
   28,000    US     Walgreen Co.                                         956,200
                                                                     -----------
                                                                       3,735,250
                                                                     -----------
                    FOOD, BEVERAGE & TOBACCO                   5.4%
   66,000    US     Anheuser-Busch Cos. Inc.                           2,719,200
   17,000    US     Coca-Cola Co.                                        765,000
   40,000    US     PepsiCo Inc.                                       1,768,000
                                                                     -----------
                                                                       5,252,200
                                                                     -----------
                    HOUSEHOLD & PERSONAL PRODUCTS              2.1%
   25,000    US     Colgate-Palmolive Co.                              1,474,750

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                         % OF           VALUE
SHARES     COUNTRY                                    NET ASSETS      (NOTE 1)

--------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    HOUSEHOLD & PERSONAL PRODUCTS
                    (CONTINUED)
    4,500    US     Kimberly-Clark Corp.                             $   251,550
    5,500    US     Procter & Gamble Co.                                 350,900
                                                                     -----------
                                                                       2,077,200
                                                                     -----------
ENERGY SECTOR                                                  2.2%
                    ENERGY                                     2.2%
   26,000    US     Schlumberger Ltd.                                  1,368,900
   18,000    US     Transocean Sedco Forex Inc.                          742,500
                                                                     -----------
                                                                       2,111,400
                                                                     -----------
FINANCIAL SECTOR                                              15.3%
                    BANKS                                      5.4%
   37,000    US     Bank of New York Inc.                              1,776,000
   54,000    US     Citigroup Inc.                                     2,853,360
   14,000    US     Wells Fargo & Co.                                    650,020
                                                                     -----------
                                                                       5,279,380
                                                                     -----------
                    DIVERSIFIED FINANCIALS                     3.6%
   33,000    US     Federal National Mortgage
                    Association                                        2,809,950
   12,000    US     Merrill Lynch & Co. Inc.                             711,000
                                                                     -----------
                                                                       3,520,950
                                                                     -----------
                    INSURANCE                                  6.3%
   19,000    BH     ACE Ltd.                                             742,710
   51,000    US     American International Group
                    Inc.                                               4,386,000
   10,000    US     Marsh & McLennan Cos. Inc.                         1,010,000
                                                                     -----------
                                                                       6,138,710
                                                                     -----------
HEALTH CARE SECTOR                                            24.8%
                    BIOTECHNOLOGY                              5.6%
   47,000    US     Amgen Inc. *                                       2,851,960
   14,000    US     Genentech Inc. *                                     771,400
   11,500    US     Human Genome Sciences Inc. *                         692,875
   11,000    US     MedImmune Inc. *                                     519,200
   18,000    US     Millennium Pharmaceuticals
                    Inc. *                                               640,440
                                                                     -----------
                                                                       5,475,875
                                                                     -----------
                    HEALTH CARE EQUIPMENT &
                    SUPPLIES                                   2.8%
   39,000    US     Johnson & Johnson                                  1,950,000
   26,000    US     Waters Corp. *                                       717,860
                                                                     -----------
                                                                       2,667,860
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                         % OF           VALUE
SHARES     COUNTRY                                    NET ASSETS      (NOTE 1)

--------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    PHARMACEUTICALS                           16.4%
   16,000    US     American Home Products Corp.                     $   935,040
    7,500    US     Bristol-Myers Squibb Co.                             392,250
   19,000    US     Eli Lilly & Co.                                    1,406,000
   26,000    UK     GlaxoSmithKline PLC (ADR)                          1,461,200
   30,000    US     Merck & Co. Inc.                                   1,917,300
  162,000    US     Pfizer Inc.                                        6,488,100
   51,000    US     Pharmacia Corp.                                    2,343,450
   30,000    US     Schering-Plough Corp.                              1,087,200
                                                                     -----------
                                                                      16,030,540
                                                                     -----------
TECHNOLOGY SECTOR                                             15.5%
                    COMMUNICATIONS EQUIPMENT                   3.7%
   77,000    US     Cisco Systems Inc. *                               1,401,400
   31,000    US     JDS Uniphase Corp. *                                 387,500
   12,000    US     Juniper Networks Inc. *                              373,200
   25,000    FI     Nokia Oyj (ADR)                                      551,000
   15,000    US     QUALCOMM Inc. *                                      877,200
                                                                     -----------
                                                                       3,590,300
                                                                     -----------
                    COMPUTERS & PERIPHERALS                    3.2%
   43,000    US     Compaq Computer Corp.                                666,070
   35,000    US     EMC Corp. *                                        1,016,750
    9,000    US     International Business
                    Machines Corp.                                     1,017,000
   30,000    US     Sun Microsystems Inc. *                              471,600
                                                                     -----------
                                                                       3,171,420
                                                                     -----------
                    SEMICONDUCTORS & INSTRUMENTS               1.5%
   36,000    US     Intel Corp.                                        1,053,000
   10,000    US     Maxim Integrated Products
                    Inc. *                                               442,100
                                                                     -----------
                                                                       1,495,100
                                                                     -----------
                    SOFTWARE                                   7.1%
    9,500    IS     Check Point Software
                    Technologies Ltd. *                                  480,414
   61,000    US     Microsoft Corp. *                                  4,453,000
   21,000    US     Oracle Corp. *                                       399,000
   18,000    US     Siebel Systems Inc. *                                844,200
   11,000    US     VERITAS Software Corp. *                             731,830
                                                                     -----------
                                                                       6,908,444
                                                                     -----------
TELECOMMUNICATION SERVICES SECTOR                              5.7%
                    TELECOMMUNICATION SERVICES                 5.7%
   30,000    US     Nextel Communications Inc.
                    (Class A) *                                          525,000
   62,000    US     Qwest Communications
                    International Inc.                                 1,975,940

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                         % OF           VALUE
SHARES     COUNTRY                                    NET ASSETS      (NOTE 1)

--------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    TELECOMMUNICATION SERVICES
                    (CONTINUED)
   23,000    US     SBC Communications Inc.                          $   921,380
   20,000    BH     TyCom Ltd. *                                         344,000
   32,000    UK     Vodafone Group PLC (ADR)                             715,200
   75,000    US     WorldCom Group                                     1,065,000
                                                                     -----------
                                                                       5,546,520
                                                                     -----------
TOTAL EQUITY INVESTMENTS (COST $106,448,063)                  96.7%   94,374,169
                                                                     -----------
SHORT-TERM INVESTMENTS
                    MONEY MARKET FUNDS                         3.6%
1,738,129    US     SSgA Money Market Fund                             1,738,129
1,738,129    US     SSgA U.S. Government Money
                    Market Fund                                        1,738,129
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (COST $3,476,258)                 3.6%    3,476,258
                                                                     -----------

TOTAL INVESTMENTS (COST $109,924,321)**                      100.3%   97,850,427

                    OTHER ASSETS LESS LIABILITIES             (0.3)%    (298,988)
                                                                     -----------
                    NET ASSETS                               100.0%  $97,551,439
                                                                     ===========

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

Tax Information:

** For Federal income tax purposes, cost is $110,221,068 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $  2,438,345
Unrealized depreciation                              (14,808,986)
                                                    ------------
Net unrealized depreciation                         $(12,370,641)
                                                    ============

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2001 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Bermuda                           BH        5.5%        --        5.5%
Finland                           FI        0.5%        --        0.5%
Israel                            IS        0.5%        --        0.5%
United Kingdom                    UK        2.2%        --        2.2%
United States                     US       88.0%       3.3%      91.3%
                                         ------     ------      -----
  Total                                    96.7%       3.3%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Tax Managed Growth Fund
 Management's Performance Review

        Not even defensive stocks could withstand the onslaught of the bear market that gripped Wall Street during early 2001. An aggressive Federal Reserve seemed to have the upper-hand, however, in the second quarter as the stock market posted better results than in the first. For the first half of 2001, the Dresdner RCM Tax Managed Growth Fund returned -14.30% and -14.26% for the
Class I and Class N shares, respectively. By comparison, the S&P 500 Index returned -6.70%.

MARKET REVIEW

        The Federal Reserve's 150-basis point reduction in short-term interest rates within the first 3 months of the year did little to reassure investors in growth stocks of any kind. With the continued onslaught of negative earnings and layoff announcements, U.S. stocks seemed to surrender all of January's gains and more, revealing a disappointing corporate outlook for the first quarter. By the end March, the selling pressure moved from technology stocks to most all other sectors of the market.

        During the first quarter, earnings estimates continued their free fall for many companies and spread across a broad spectrum of industries. The number of negative pre-announcements accelerated from the fourth quarter of 2000, up almost 79%, with the most significant reductions occurring in the technology sector.

        Many of the same issues affecting the market during the first quarter were present in the second quarter as well, namely weak economic performance in the U.S., a serious deterioration in corporate profits and a Federal Reserve aggressively lowering rates. However, after experiencing significant selling pressure in the beginning of the year, equities exhibited a rebound from their lows in early April. From April to June, the Russell 1000 Growth Index gained 8.41% and the Nasdaq Composite Index gained 17.40%. The rally, for the most part, was driven by the belief that with the Fed aggressively lowering interest rates, an economic rebound was likely for the second half of 2001. Companies with greater sensitivity to an accelerating economy performed better in the second quarter than those that have been traditionally more defensive.

        However, much of the economic data in the second quarter of 2001 continued to point towards further sluggishness in the U.S. economy. Signs of broader global slowing began to emerge, fueled by the continued decline in Japan and a weakening Europe. The consumer was the last bastion of strength, keeping overall U.S. Gross Domestic Product ("GDP") growth from heading into negative territory. The news from corporate America was no better. Negative pre-announcements continued unabated and earnings expectations for the second half of 2001 continued to deteriorate. Comments from most companies regarding demand, inventories, capital spending intentions and layoffs suggested that signs of the end of the slowdown are not yet visible. Earnings expectations for 2001 have come down and investor sentiment appears to be shifting towards a 2002 recovery.

FACTORS AFFECTING PERFORMANCE

        Although it was structured more defensively heading into 2001, the Tax Managed Growth Fund underperformed its benchmark during the first half of the year.

        Dresdner RCM Global Investors, LLC ("Dresdner RCM"), the investment manager of the Fund, believes many of the "defensive growth" stocks, that have traditionally outperformed in difficult markets, could not escape the severe selling during the first 3 months.

        Meanwhile, during the second quarter, Dresdner RCM expected a sluggish economic environment and a sharp contraction in corporate earning. However, Dresdner RCM was surprised that investors were willing to look through the economic weakness and embrace more aggressive stocks for much of the second quarter. In addition, Dresdner RCM believed that valuations of more aggressive sectors appeared to be out of line with the fundamentals, which lead to a more defensive approach. However, defensive stocks did not uniformly perform well during the first half of the year.

        Pharmaceuticals performed poorly and negatively impacted returns within the industry for the first half of the year, although Dresdner RCM continued to have a high degree of confidence in their long-term growth characteristics.

 Dresdner RCM Tax Managed Growth Fund
 Management's Performance Review

        Despite Dresdner RCM's confidence in the sector, pharmaceutical stocks, one of the Fund's largest weightings as of June 30, 2001, suffered from three major concerns during the second quarter. First, as investors anticipated an economic turnaround, money rotated out of more defensive sectors and into more economically sensitive areas. Second, uncertainty remained over the group surrounding changes to Medicare reimbursement and potential price controls. Last, some high-profile earnings pre-announcements caused investors to question the assumption of stable, double-digit earnings growth for these companies. Dresdner RCM's portfolio management team believes that the relative earnings growth of these companies will look solid as the broader economy continues to post sluggish results.

        Although the second quarter proved to be much friendlier to the technology-heavy Nasdaq Composite Index, sub-sectors of technology exhibited mixed results. Telecommunications and communications equipment companies continued under pressure, affected by overcapacity and limited capital availability for the carriers. On the other hand, software stocks showed some of the biggest gains, with many up over 30% during the second quarter. Semiconductor stocks rallied despite the fact that the fundamental news in the sector continues to deteriorate. Dresdner RCM took advantage of volatility in the technology sector to harvest tax losses.

        With the strength in consumer spending, consumer cyclical stocks generally performed better than consumer staples stocks during the first half of 2001. During the first quarter, retail sales remained stronger than anticipated given the economic environment; however, driven by concerns that the consumer might be the next "shoe to drop" , Dresdner RCM increased its underweight to this group. In anticipation of a downturn in consumer spending, Dresdner RCM trimmed positions in AOL/Time Warner and Harley-Davidson during the first quarter. Due to continued concerns about the financial strength of the consumer, more defensive consumer stocks were emphasized during the second quarter. A study done by Dresdner RCM's Grassroots-SM- Research showed that advertising spending had been in a slump. As a result, the Fund sold off shares of Clear Channel Communications, held during the first quarter, and established a position in Comcast Corp., a leading cable and communications services provider.

OUTLOOK

        The economic outlook is dependent on whether this current slowdown is similar to other post-war slowdowns and subsequent recoveries. The magnitude of the capital spending erosion, the precarious debt buildup of corporations and consumers, the weight of the current account deficit and the emergence of a global slow down suggests otherwise.

        As a result, it seems unlikely that current monetary and fiscal responses in the U.S. will be enough to avoid a longer period of economic contraction.

        Dresdner RCM is skeptical of the prospects for a short downturn and a second half recovery for corporate profits. To be sure, the downside risk to stock prices is less severe as a result of the Fed's willingness to aggressively defend the equity market with lower rates and the widespread belief that the stock market set its lows in early April. However, the fundamental backdrop is still tenuous. With the deterioration in earnings estimates, many stocks are trading at the upper end of historical valuations.

 Dresdner RCM Tax Managed Growth Fund
 Total Return Index Comparison(b)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/30/98 - 6/30/01)(c)(e)

                          S&P 500
       CLASS I SHARES(C)  INDEX(A)
12/98            $10,000   $10,000
1/99             $10,790   $10,418
2/99             $10,510   $10,094
3/99             $11,610   $10,498
4/99             $11,500   $10,904
5/99             $11,130   $10,647
6/99             $12,130   $11,238
7/99             $11,780   $10,887
8/99             $11,860   $10,833
9/99             $11,550   $10,536
10/99            $12,240   $11,203
11/99            $13,070   $11,430
12/99            $15,244   $12,104
1/00             $14,898   $11,496
2/00             $15,468   $11,279
3/00             $16,576   $12,382
4/00             $15,376   $12,009
5/00             $14,705   $11,763
6/00             $15,824   $12,052
7/00             $15,417   $11,864
8/00             $16,576   $12,601
9/00             $15,814   $11,936
10/00            $15,631   $11,885
11/00            $13,831   $10,949
12/00            $14,014   $11,003
1/01             $14,085   $11,393
2/01             $12,580   $10,354
3/01             $11,451    $9,698
4/01             $12,529   $10,451
5/01             $12,478   $10,521
6/01             $12,010   $10,266

PERFORMANCE(b)
JUNE 30, 2001

                                                             CUMULATIVE
                                                    SINCE      SINCE
TAX MANAGED GROWTH FUND         YTD(F)   1 YEAR   INCEPTION  INCEPTION
Class I
Average Annual Total Return(c)  -14.30%  -24.10%    7.60%      20.10%
Class N
Average Annual Total
Return(d)(e)                    -14.26%  -24.05%    7.48%      19.77%
S&P 500 Index
Average Annual Total Return(a)   -6.70%  -14.83%    1.06%       2.66%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.
(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(c)  Class I shares commenced operations on December 30, 1998.
(d) Class N shares were first issued on February 12, 1999, and pay Rule 12b-1 fees. Class N returns through February 12, 1999 are based on Class I returns and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.
(e) The value of a $10,000 investment for Class N is $11,977 for the period from December 30, 1998 to June 30, 2001.
(f)  Unannualized.

 Dresdner RCM Tax Managed Growth Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                        % OF           VALUE
SHARES    COUNTRY                                    NET ASSETS      (NOTE 1)

-------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                           10.7%
                   CAPITAL GOODS                              6.6%
   9,000    US     General Electric Co.                             $   438,750
   4,250    BH     Tyco International Ltd.                              231,625
                                                                    -----------
                                                                        670,375
                                                                    -----------
                   COMMERCIAL SERVICES & SUPPLIES             4.1%
   4,000    US     Automatic Data Processing Inc.                       198,800
   4,500    US     Enron Corp.                                          220,500
                                                                    -----------
                                                                        419,300
                                                                    -----------
CONSUMER DISCRETIONARY SECTOR                                 6.9%
                   CONSUMER DURABLES & APPAREL                0.5%
   1,100    US     Harley-Davidson Inc.                                  51,788
                                                                    -----------
                   HOTELS, RESTAURANTS & LEISURE              1.0%
   4,700    US     Starbucks Corp. *                                    108,100
                                                                    -----------
                   MEDIA                                      4.4%
   4,150    US     AOL Time Warner Inc. *                               219,950
   5,200    US     Comcast Corp. (Class A) *                            225,680
                                                                    -----------
                                                                        445,630
                                                                    -----------
                   RETAILING                                  1.0%
   2,450    US     Costco Wholesale Corp.*                              100,646
                                                                    -----------
CONSUMER STAPLES SECTOR                                      12.7%
                   FOOD & DRUG RETAILING                      6.0%
  11,400    US     SYSCO Corp.                                          309,510
   8,800    US     Walgreen Co.                                         300,520
                                                                    -----------
                                                                        610,030
                                                                    -----------
                   FOOD, BEVERAGE & TOBACCO                   3.5%
   8,700    US     Anheuser-Busch Cos. Inc.                             358,440
                                                                    -----------
                   HOUSEHOLD & PERSONAL PRODUCTS              3.2%
   7,500    US     Estee Lauder Cos. Inc. (Class
                   A)                                                   323,250
                                                                    -----------
ENERGY SECTOR                                                 3.3%
                   ENERGY                                     3.3%
   7,000    US     Weatherford International Inc.                       336,000
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Tax Managed Growth Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                        % OF           VALUE
SHARES    COUNTRY                                    NET ASSETS      (NOTE 1)

-------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
FINANCIAL SECTOR                                             12.7%
                   DIVERSIFIED FINANCIALS                     3.2%
  10,000    US     Federated Investors Inc.
                   (Class B)                                        $   322,000
                                                                    -----------
                   INSURANCE                                  9.5%
   5,500    US     Ambac Financial Group Inc.                           320,100
   4,075    US     American International Group
                   Inc.                                                 350,450
   3,000    US     Marsh & McLennan Cos. Inc.                           303,000
                                                                    -----------
                                                                        973,550
                                                                    -----------
HEALTH CARE SECTOR                                           24.0%
                   BIOTECHNOLOGY                              6.3%
   5,750    US     Amgen Inc. *                                         348,910
   3,100    US     Genentech Inc. *                                     170,810
   3,400    US     Millennium Pharmaceuticals
                   Inc. *                                               120,972
                                                                    -----------
                                                                        640,692
                                                                    -----------
                   HEALTH CARE EQUIPMENT &
                   SUPPLIES                                   2.1%
   4,400    US     Johnson & Johnson                                    220,000
                                                                    -----------
                   PHARMACEUTICALS                           15.6%
   4,000    US     Bristol-Myers Squibb Co.                             209,200
   4,750    UK     GlaxoSmithKline PLC (ADR)                            266,950
   4,200    US     Inhale Therapeutic Systems
                   Inc. *                                                96,600
   4,300    US     Merck & Co. Inc.                                     274,813
  10,750    US     Pfizer Inc.                                          430,538
   6,700    US     Pharmacia Corp.                                      307,865
                                                                    -----------
                                                                      1,585,966
                                                                    -----------
TECHNOLOGY SECTOR                                            15.7%
                   COMMUNICATIONS EQUIPMENT                   6.0%
  10,700    US     Cisco Systems Inc. *                                 194,740
   1,775    US     Juniper Networks Inc. *                               55,202
   8,400    FI     Nokia Oyj (ADR)                                      185,136
   3,000    US     QUALCOMM Inc. *                                      175,440
                                                                    -----------
                                                                        610,518
                                                                    -----------
                   COMPUTERS & PERIPHERALS                    0.9%
   3,225    US     EMC Corp. *                                           93,686
                                                                    -----------
                   SEMICONDUCTORS & INSTRUMENTS               1.6%
   5,350    US     Intel Corp.                                          156,488
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Tax Managed Growth Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                        % OF           VALUE
SHARES    COUNTRY                                    NET ASSETS      (NOTE 1)

-------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                   SOFTWARE                                   7.2%
   2,150    IS     Check Point Software
                   Technologies Ltd. *                              $   108,726
   6,000    US     Microsoft Corp. *                                    438,000
     500    US     Siebel Systems Inc. *                                 23,450
   2,450    US     VERITAS Software Corp. *                             162,998
                                                                    -----------
                                                                        733,174
                                                                    -----------
TELECOMMUNICATION SERVICES SECTOR                             6.7%
                   TELECOMMUNICATION SERVICES                 6.7%
   9,750    US     Qwest Communications
                   International Inc.                                   310,732
   2,700    US     SBC Communications Inc.                              108,162
   8,150    UK     Vodafone Group PLC (ADR)                             182,153
   6,000    US     WorldCom Group                                        85,200
                                                                    -----------
                                                                        686,247
                                                                    -----------
TOTAL EQUITY INVESTMENTS (COST $8,946,848)                   92.7%    9,445,880
                                                                    -----------
  FACE
 AMOUNT
--------
SHORT-TERM INVESTMENTS
                   COMMERCIAL PAPER                           1.4%
$135,000    US     General Electric Co.,
                   4.070%, maturing 07/02/01                            134,984
                                                                    -----------

 SHARES
--------
                   MONEY MARKET FUNDS                         9.2%
 469,135    US     SSgA Money Market Fund                               469,135
 469,135    US     SSgA U.S. Government Money
                   Market Fund                                          469,135
                                                                    -----------
                                                                        938,270
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,073,254)               10.6%    1,073,254
                                                                    -----------

TOTAL INVESTMENTS (COST $10,020,102)**                      103.3%   10,519,134

                   OTHER ASSETS LESS LIABILITIES             (3.3)%    (332,279)
                                                                    -----------
                   NET ASSETS                               100.0%  $10,186,855
                                                                    ===========

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Tax Managed Growth Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

Tax Information:

** For Federal income tax purposes, cost is $10,537,976 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:



Unrealized appreciation                             $965,887
Unrealized depreciation                             (984,729)
                                                    --------
Net unrealized depreciation                         $(18,842)
                                                    ========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2001 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Bermuda                           BH        2.3%        --        2.3%
Finland                           FI        1.8%        --        1.8%
Israel                            IS        1.1%        --        1.1%
United Kingdom                    UK        4.4%        --        4.4%
United States                     US       83.1%       7.3%      90.4%
                                         ------     ------      -----
  Total                                    92.7%       7.3%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM MidCap Fund
 Management's Performance Review

        The first half of 2001 proved to be a challenging time for investors in the equity markets. Mid cap growth equities were out of favor during the first three months of the year, as investors seemed to prefer value stocks to growth stocks. Fueled by the Fed, stocks staged a rebound in the second quarter, although macroeconomic variables remain challenging. For the first half of 2001, the Dresdner RCM MidCap Fund returned -16.52% and -16.82% for Class I and N shares, respectively. The Russell Midcap Growth Index returned -12.96%.

MARKET REVIEW

        After several quarters of value dominance, growth finally outperformed value, and small and mid cap stocks continued to outshine their large cap brethren. A key factor was the rebound of some of the first quarter's poorest performing sectors, primarily technology. The Nasdaq Composite Index fell almost 33% in the fourth quarter of 2000 and another 25% in the first quarter 2001 before rebounding by 17% in the second quarter. Many major market indexes reached a near-term trough during the first week of April, and then began what turned out to be a significant rebound. Driving the rally was the belief that with the Federal Reserve aggressively lowering rates, an economic rebound was likely for the second half of 2001. Stocks with greater sensitivity to an accelerating economy performed better than those that have been traditionally more defensive.

        Over the last 12 months, mid cap value outperformed mid cap growth by a staggering 55%, suggesting that excesses such as over-investment in capital equipment from the prior growth stock cycle may have been corrected. However, much of the economic data in the quarter continued to point towards further sluggishness in the U.S. economy, with GDP growth barely in positive territory. In addition, signs of broader global slowdown began to emerge, fueled by the continued decline in Japan and a weakening Europe. Negative pre-announcements from corporate America continued unabated and earnings expectations for the second half of 2001 continued to deteriorate. The consumer has been the last bastion of strength, keeping overall U.S. GDP growth from heading into negative territory.

FACTORS AFFECTING PERFORMANCE

        The Dresdner RCM MidCap Fund benefited from a tactical move to materially increase the technology weighting in early April before a surprise inter-meeting Fed rate cut, the fourth of six Fed actions during the first half of 2001. Some technology stocks soared and many reached price targets faster than expected. As a result, technology exposure was pared back after the April rally, and finished on June 30, 2001 with an underweight position relative to the benchmark. One highlight was the software industry, where Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, believes companies will have the ability to generate earnings even in the current challenging environment. The Fund managers' believe this is due to the absence of both overcapacity and excess inventories that should allow the group to respond faster to a pick-up in demand.

        Stock selection helped performance for the first half of the year in pharmaceuticals and in biotechnology, while detracting from returns within commercial services, which includes top ten holding Calpine Corporation. Calpine fell during the second quarter due in part to uncertainties surrounding utility regulation in California. Energy stocks fell notably during the end of the second quarter on concerns about the sustainability of the oil cycle and seasonal inventory levels. Industry strategy was most impaired by an overweight allocation to energy and oil services, insurance and health care equipment.

        Dresdner RCM believes the health care industry is a particularly attractive area for investment. From a top-down perspective, the health care industry is not as sensitive to economic conditions as other industries; this is particularly important in the current economic environment. From a bottom-up perspective, many attractive themes within the healthcare industry reside in the mid cap asset class. These include the medical innovations arising from the biotechnology field, the aging population's effect on the demand for medical services and procedures, the advancements in drug development in the biotechnology field and the increasing number of generic drugs coming to market.

        Importantly, the investment process benefits from a strong fundamental research team consisting of

 Dresdner RCM MidCap Fund
 Management's Performance Review

three medical doctors and Dresdner RCM's Grassroots-SM- Research effort. For example, over the course of the past year, Dresdner RCM commissioned Dresdner RCM Grassroots-SM- Research studies to test critical aspects of business pertaining to IDEC Pharmaceuticals and King Pharmaceuticals. The reports were factored into the wider decision of building and managing positions. The portfolio managers believe that healthcare will offer tremendous opportunities in the coming decade.

OUTLOOK

        In assessing the outlook for U.S. equities, attention has centered on a handful of variables including:

1. The degree and timing of the impact arising from one of the most aggressive easing campaigns under Federal Reserve Chairman Alan Greenspan during the first six months of 2001.
2. Rising concerns about slowing overseas economies, and the potentially troublesome scenario of synchronized slowdown in the U.S., Japan and Germany.
3. Whether the consumer will be able to maintain robust spending given high debt loads and corporate job losses.
4.   The pace of an earnings recovery.

        At this juncture, there are few concrete signs of a meaningful uptrend, and it would be premature to suggest that a strong, across-the-board rebound in U.S. equities is imminent. However, the Fund's management team remains optimistic: mid cap and small cap stocks have historically demonstrated a propensity to lead equity markets out of a recessionary environment.

 Dresdner RCM MidCap Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 investment (11/6/79 - 6/30/01)(d)(g)

       CLASS I SHARES(D)  RUSSELL MIDCAP INDEX(B)
11/79            $10,000                  $10,000
12/79            $10,719                  $11,158
1/80             $11,210                  $11,777
2/80             $10,792                  $11,516
3/80              $9,599                   $9,996
4/80             $10,028                  $10,641
5/80             $10,856                  $11,467
6/80             $11,315                  $12,024
7/80             $12,980                  $13,034
8/80             $13,656                  $13,375
9/80             $14,396                  $13,821
10/80            $14,878                  $13,966
11/80            $15,935                  $15,074
12/80            $15,665                  $14,784
1/81             $15,304                  $14,439
2/81             $15,725                  $14,694
3/81             $17,588                  $15,843
4/81             $18,134                  $15,918
5/81             $19,279                  $16,306
6/81             $18,560                  $16,008
7/81             $18,247                  $15,809
8/81             $17,371                  $14,908
9/81             $16,587                  $13,951
10/81            $18,157                  $14,914
11/81            $18,503                  $15,518
12/81            $18,211                  $15,139
1/82             $17,929                  $14,583
2/82             $17,527                  $13,964
3/82             $17,476                  $13,825
4/82             $18,682                  $14,486
5/82             $18,511                  $13,970
6/82             $18,441                  $13,595
7/82             $18,512                  $13,274
8/82             $20,047                  $14,871
9/82             $20,666                  $15,293
10/82            $23,233                  $17,338
11/82            $25,235                  $18,395
12/82            $25,710                  $18,660
1/83             $27,172                  $19,319
2/83             $28,967                  $19,987
3/83             $30,108                  $20,691
4/83             $32,700                  $21,984
5/83             $34,645                  $22,903
6/83             $36,064                  $23,737
7/83             $34,391                  $22,991
8/83             $33,610                  $22,846
9/83             $34,935                  $23,486
10/83            $33,413                  $22,575
11/83            $34,930                  $23,541
12/83            $34,348                  $23,105
1/84             $32,764                  $22,449
2/84             $31,089                  $21,235
3/84             $31,709                  $21,587
4/84             $31,839                  $21,350
5/84             $30,674                  $20,146
6/84             $32,051                  $20,774
7/84             $31,196                  $20,166
8/84             $34,191                  $22,684
9/84             $33,648                  $22,791
10/84            $33,611                  $22,880
11/84            $32,993                  $22,784
12/84            $33,496                  $23,435
1/85             $37,254                  $25,659
2/85             $38,042                  $26,119
3/85             $37,399                  $25,970
4/85             $36,747                  $25,894
5/85             $39,165                  $27,365
6/85             $39,965                  $28,030
7/85             $40,928                  $27,994
8/85             $40,385                  $27,876
9/85             $38,429                  $26,510
10/85            $40,118                  $27,883
11/85            $42,578                  $29,810
12/85            $44,235                  $30,937
1/86             $45,046                  $31,633
2/86             $48,307                  $34,205
3/86             $49,783                  $36,003
4/86             $50,541                  $35,845
5/86             $52,554                  $37,701
6/86             $51,571                  $38,216
7/86             $47,374                  $35,687
8/86             $49,140                  $38,219
9/86             $45,601                  $35,511
10/86            $48,335                  $37,364
11/86            $48,946                  $37,640
12/86            $48,361                  $36,569
1/87             $54,951                  $41,072
2/87             $59,189                  $43,530
3/87             $60,968                  $43,942
4/87             $60,390                  $42,842
5/87             $62,092                  $42,989
6/87             $64,592                  $44,737
7/87             $67,740                  $46,653
8/87             $70,486                  $48,302
9/87             $68,483                  $47,379
10/87            $49,455                  $35,710
11/87            $47,006                  $33,727
12/87            $53,665                  $36,652
1/88             $53,930                  $38,355
2/88             $58,780                  $41,072
3/88             $60,415                  $41,126
4/88             $61,386                  $41,380
5/88             $60,234                  $41,283
6/88             $64,720                  $44,110
7/88             $63,335                  $43,225
8/88             $61,789                  $42,264
9/88             $64,192                  $43,702
10/88            $63,486                  $43,889
11/88            $62,127                  $42,836
12/88            $64,859                  $43,910
1/89             $68,192                  $46,537
2/89             $67,612                  $46,427
3/89             $68,994                  $47,190
4/89             $73,125                  $49,465
5/89             $77,254                  $51,695
6/89             $74,440                  $51,503
7/89             $79,915                  $55,093
8/89             $83,387                  $56,935
9/89             $83,428                  $56,413
10/89            $79,787                  $53,752
11/89            $80,873                  $54,489
12/89            $82,292                  $55,446
1/90             $75,120                  $50,999
2/90             $77,825                  $52,033
3/90             $80,029                  $53,300
4/90             $78,163                  $51,011
5/90             $86,194                  $55,632
6/90             $87,034                  $55,271
7/90             $84,425                  $53,628
8/90             $75,868                  $47,860
9/90             $71,033                  $44,312
10/90            $69,568                  $42,913
11/90            $75,112                  $47,046
12/90            $78,902                  $49,072
1/91             $85,003                  $52,398
2/91             $92,631                  $56,764
3/91             $97,028                  $59,119
4/91             $96,459                  $59,474
5/91            $101,948                  $62,298
6/91             $96,909                  $59,427
7/91            $102,335                  $62,340
8/91            $105,602                  $64,204
9/91            $105,329                  $63,830
10/91           $108,557                  $65,138
11/91           $104,724                  $62,445
12/91           $116,960                  $69,442
1/92            $119,326                  $70,748
2/92            $120,948                  $72,373
3/92            $115,847                  $70,524
4/92            $113,545                  $71,075
5/92            $114,312                  $71,534
6/92            $108,991                  $70,374
7/92            $112,618                  $73,316
8/92            $110,272                  $71,628
9/92            $113,146                  $73,113
10/92           $117,301                  $74,902
11/92           $122,190                  $78,677
12/92           $125,186                  $80,789
1/93            $125,594                  $82,405
2/93            $121,886                  $82,496
3/93            $124,822                  $85,179
4/93            $121,150                  $82,922
5/93            $126,171                  $85,555
6/93            $126,630                  $86,522
7/93            $125,543                  $86,939
8/93            $131,747                  $90,806
9/93            $134,398                  $91,153
10/93           $135,795                  $91,229
11/93           $131,931                  $89,113
12/93           $138,604                  $92,341
1/94            $143,687                  $94,889
2/94            $142,568                  $93,598
3/94            $134,622                  $89,611
4/94            $135,889                  $90,226
5/94            $134,603                  $90,349
6/94            $130,975                  $87,673
7/94            $132,730                  $90,682
8/94            $141,423                  $94,981
9/94            $140,120                  $92,660
10/94           $142,420                  $93,369
11/94           $137,052                  $89,250
12/94           $139,650                  $90,409
1/95            $140,145                  $92,266
2/95            $146,023                  $97,042
3/95            $151,805                  $99,819
4/95            $152,385                 $101,324
5/95            $155,053                 $104,654
6/95            $162,810                 $108,171
7/95            $174,821                 $113,423
8/95            $177,454                 $115,160
9/95            $183,158                 $117,762
10/95           $179,789                 $115,128
11/95           $185,416                 $120,853
12/95           $187,880                 $121,558
1/96            $190,835                 $124,137
2/96            $200,326                 $127,052
3/96            $203,882                 $128,890
4/96            $212,394                 $132,542
5/96            $215,917                 $134,544
6/96            $206,821                 $132,526
7/96            $188,917                 $124,324
8/96            $198,795                 $130,243
9/96            $211,760                 $136,676
10/96           $211,966                 $137,772
11/96           $222,461                 $146,165
12/96           $223,710                 $144,673
1/97            $229,653                 $150,085
2/97            $218,817                 $149,858
3/97            $204,835                 $143,388
4/97            $209,029                 $147,059
5/97            $236,993                 $157,788
6/97            $243,285                 $162,951
7/97            $260,762                 $176,549
8/97            $257,966                 $174,642
9/97            $275,443                 $184,614
10/97           $259,015                 $177,433
11/97           $257,966                 $181,656
12/97           $262,848                 $186,669
1/98            $259,895                 $183,160
2/98            $287,741                 $197,483
3/98            $303,773                 $206,843
4/98            $309,680                 $207,360
5/98            $291,960                 $200,953
6/98            $302,508                 $203,746
7/98            $285,210                 $194,028
8/98            $224,033                 $162,983
9/98            $233,315                 $173,528
10/98           $256,520                 $185,363
11/98           $273,396                 $194,149
12/98           $302,435                 $205,546
1/99            $309,133                 $205,196
2/99            $293,161                 $198,363
3/99            $314,801                 $204,572
4/99            $331,803                 $219,690
5/99            $328,711                 $219,053
6/99            $352,451                 $226,785
7/99            $346,744                 $220,549
8/99            $341,591                 $214,836
9/99            $340,561                 $207,274
10/99           $372,505                 $217,099
11/99           $409,601                 $223,351
12/99           $484,429                 $242,941
1/00            $491,863                 $234,963
2/00            $642,068                 $253,031
3/00            $632,219                 $267,530
4/00            $566,966                 $254,876
5/00            $531,261                 $248,122
6/00            $613,751                 $255,466
7/00            $573,120                 $252,605
8/00            $680,234                 $276,804
9/00            $666,690                 $272,846
10/00           $599,590                 $268,644
11/00           $454,310                 $244,466
12/00           $499,863                 $263,009
1/00            $511,871                 $267,243
2/00            $432,314                 $250,968
3/00            $375,272                 $235,408
4/00            $436,817                 $255,536
5/00            $427,810                 $260,289
6/00            $417,303                 $257,849

PERFORMANCE(c)
June 30, 2001

                                                                                    CUMULATIVE
                                                                           SINCE      SINCE
MIDCAP FUND                YTD(H)   1 YEAR   3 YEARS  5 YEARS  10 YEARS  INCEPTION  INCEPTION
Class I Average
Annual Total Return(d)     -16.52%  -32.01%  10.62%   14.64%    15.50%    18.79%    4,073.03%
Class N Average
Annual Total Return(f)(g)  -16.82%  -32.34%  10.26%   14.30%    15.19%    18.49%    3,846.47%
Russell Midcap Growth
Index
Average Annual Total
Return(a)(e)               -12.96%  -31.51%   6.98%   12.29%    14.26%      N/A          N/A
Russell Midcap Index
Average Annual Total
Return(b)(e)                -1.96%    0.96%   8.18%   14.24%    15.81%    16.18%    2,478.49%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Russell Midcap Growth Index is composed of the securities in the Russell 1000 Index with highest price-to-book ratios and highest forecasted growth values. The Russell 1000 Index is made up of the 1,000 largest companies in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately 98% of the investable U.S. equity market. The Russell Midcap Growth Index began on December 31, 1985.
(b) The Russell Midcap Index is composed of the 800 smallest securities in the Russell 1000 Index. The Russell 1000 Index is made up of the 1,000 largest companies in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately 98% of the investable U.S. equity market.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  The Class I shares began operations on November 6, 1979.
(e) Effective December 21, 1999, the Fund's performance benchmark changed from the Russell Midcap Index to the Russell Midcap Growth Index.
(f) Class N shares were first issued on December 29, 2000 and pay Rule 12b-1 fees. Class N returns through December 29, 2000 are based on Class I returns, and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.
(g) The value of a $10,000 investment for Class N is $394,648 for the period from November 6, 1979 to June 30, 2001.
(h)  Unannualized.

 Dresdner RCM MidCap Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                            % OF           VALUE
SHARES       COUNTRY                                     NET ASSETS       (NOTE 1)

------------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                               5.7%
                      CAPITAL GOODS                              1.0%
     94,000    US     General Dynamics Corp.                            $  7,314,140
                                                                        ------------
                      COMMERCIAL SERVICES & SUPPLIES             4.7%
    325,500    US     Aquila Inc. * (a)                                    8,023,575
    512,500    US     Calpine Corp. *                                     19,372,500
     46,000    US     Manpower Inc.                                        1,375,400
     37,600    US     Paychex Inc.                                         1,504,000
    245,100    US     Robert Half International
                      Inc. *                                               6,100,539
                                                                        ------------
                                                                          36,376,014
                                                                        ------------
CONSUMER DISCRETIONARY SECTOR                                   12.7%
                      CONSUMER DURABLES & APPAREL                3.0%
    156,700    US     Electronic Arts Inc. *                               9,072,930
    376,000    US     Mattel Inc.                                          7,113,920
    176,500    US     NIKE Inc. (Class B)                                  7,411,235
                                                                        ------------
                                                                          23,598,085
                                                                        ------------
                      HOTELS, RESTAURANTS & LEISURE              3.2%
    178,500    US     Harrah's Entertainment Inc. *                        6,301,050
    330,600    US     Starbucks Corp. *                                    7,603,800
    283,000    US     Starwood Hotels & Resorts
                      Worldwide Inc.                                      10,550,240
                                                                        ------------
                                                                          24,455,090
                                                                        ------------
                      MEDIA                                      2.0%
    307,000    US     Charter Communications Inc.
                      (Class A) * (a)                                      7,168,450
     37,500    US     Interpublic Group of Cos. Inc.                       1,100,625
    106,900    US     McGraw-Hill Cos. Inc.                                7,071,435
                                                                        ------------
                                                                          15,340,510
                                                                        ------------
                      RETAILING                                  4.5%
    209,000    US     Bed Bath & Beyond Inc. *                             6,520,800
    102,400    US     Best Buy Co. Inc. *                                  6,504,448
    116,200    US     BJ's Wholesale Club Inc. *                           6,188,812
    164,000    US     CDW Computer Centers Inc. *                          6,512,440

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM MidCap Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                            % OF           VALUE
SHARES       COUNTRY                                     NET ASSETS       (NOTE 1)

------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                      RETAILING (CONTINUED)
    199,000    US     TJX Companies Inc.                                $  6,342,130
    203,000    US     Venator Group Inc. *                                 3,105,900
                                                                        ------------
                                                                          35,174,530
                                                                        ------------
CONSUMER STAPLES SECTOR                                          0.5%
                      FOOD, BEVERAGE & TOBACCO                   0.5%
      8,400    US     Hain Celestial Group Inc. *                            184,800
     56,000    US     Hershey Foods Corp.                                  3,455,760
                                                                        ------------
                                                                           3,640,560
                                                                        ------------
ENERGY SECTOR                                                    9.2%
                      ENERGY                                     9.2%
    250,000    US     BJ Services Co. *                                    7,095,000
     74,500    FR     Coflexip S.A. (ADR) (a)                              4,816,425
    110,500    US     Grant Prideco Inc. *                                 1,932,645
     68,800    US     Nabors Industries Inc. *                             2,559,360
    382,500    US     Noble Drilling Corp. *                              12,526,875
    152,000    US     NRG Energy Inc. *                                    3,356,160
    182,000    US     Patterson-UTI Energy Inc. *                          3,252,340
    155,200    US     Smith International Inc. *                           9,296,480
     76,500    US     Transocean Sedco Forex Inc.                          3,155,625
    487,300    US     Weatherford International Inc.                      23,390,400
                                                                        ------------
                                                                          71,381,310
                                                                        ------------
FINANCIAL SECTOR                                                10.8%
                      BANKS                                      1.3%
     50,500    US     City National Corp.                                  2,236,645
     74,200    US     Investors Financial Services
                      Corp.                                                4,971,400
     76,800    US     North Fork Bancorporation Inc.                       2,380,800
                                                                        ------------
                                                                           9,588,845
                                                                        ------------
                      DIVERSIFIED FINANCIALS                     6.8%
    419,300    US     BISYS Group Inc. *                                  24,738,700
    228,400    US     Federated Investors Inc.
                      (Class B)                                            7,354,480
    163,100    US     Fiserv Inc. *                                       10,435,138
     63,000    US     Instinet Group Inc. *                                1,174,320
     45,100    US     SEI Investments Co.                                  2,137,740
     51,600    US     TCF Financial Corp.                                  2,389,596
     60,400    US     USA Education Inc.                                   4,409,200
                                                                        ------------
                                                                          52,639,174
                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM MidCap Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                            % OF           VALUE
SHARES       COUNTRY                                     NET ASSETS       (NOTE 1)

------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                      INSURANCE                                  2.7%
    234,100    BH     ACE Ltd.                                          $  9,150,969
     69,800    BH     Everest Reinsurance Group Ltd.                       5,221,040
     81,100    BH     XL Capital Ltd. (Class A)                            6,658,310
                                                                        ------------
                                                                          21,030,319
                                                                        ------------
HEALTH CARE SECTOR                                              26.6%
                      BIOTECHNOLOGY                              8.8%
    135,000    US     Abgenix Inc. *                                       6,075,000
    103,500    US     Biogen Inc. *                                        5,626,260
    129,700    US     Human Genome Sciences Inc. *                         7,814,425
    137,500    US     ICOS Corp. * (a)                                     8,800,000
    217,000    US     IDEC Pharmaceuticals Corp. *                        14,688,730
    148,900    US     Medarex Inc. *                                       3,499,150
    227,000    US     MedImmune Inc. *                                    10,714,400
    241,900    US     Millennium Pharmaceuticals
                      Inc. *                                               8,606,802
     29,100    US     Protein Design Labs Inc. *                           2,524,716
                                                                        ------------
                                                                          68,349,483
                                                                        ------------
                      HEALTH CARE EQUIPMENT &
                      SUPPLIES                                   8.9%
    196,500    US     Biomet Inc.                                          9,443,790
    677,600    US     Cytyc Corp. *                                       15,618,680
     65,000    US     Invitrogen Corp. *                                   4,667,000
    189,500    US     Stryker Corp.                                       10,394,075
    165,700    US     Varian Medical Systems Inc. *                       11,847,550
    622,100    US     Waters Corp. *                                      17,176,181
                                                                        ------------
                                                                          69,147,276
                                                                        ------------
                      HEALTH CARE PROVIDERS &
                      SERVICES                                   2.6%
    156,000    US     IMS Health Inc.                                      4,446,000
    293,100    US     Universal Health Services Inc.
                      (Class B) *                                         13,336,050
     20,000    US     Wellpoint Health Networks
                      Inc. *                                               1,884,800
                                                                        ------------
                                                                          19,666,850
                                                                        ------------
                      PHARMACEUTICALS                            6.3%
     75,600    US     Andrx Group *                                        5,821,200
    205,100    US     Cephalon Inc. * (a)                                 14,459,550
    142,200    US     Forest Laboratories Inc. *                          10,096,200
     78,500    US     Inhale Therapeutic Systems
                      Inc. *                                               1,805,500
    312,700    US     King Pharmaceuticals Inc. *                         16,807,625
                                                                        ------------
                                                                          48,990,075
                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM MidCap Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                            % OF           VALUE
SHARES       COUNTRY                                     NET ASSETS       (NOTE 1)

------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
MATERIALS SECTOR                                                 1.1%
                      MATERIALS                                  1.1%
    225,500    US     Monsanto Co.                                      $  8,343,500
                                                                        ------------
TECHNOLOGY SECTOR                                               25.1%
                      COMMUNICATIONS EQUIPMENT                   1.8%
    192,520    US     Comverse Technology Inc. *                          10,992,892
     45,670    US     Juniper Networks Inc. *                              1,420,337
     46,400    US     Scientific-Atlanta Inc.                              1,913,805
                                                                        ------------
                                                                          14,327,034
                                                                        ------------
                      COMPUTERS & PERIPHERALS                    4.0%
    165,800    US     Brocade Communications Systems
                      Inc. *                                               7,293,542
    490,300    SG     Flextronics International
                      Ltd. *                                              12,801,733
    119,500    US     Jabil Circuit Inc. *                                 3,687,770
     23,150    US     Lexmark International Inc. *                         1,556,838
    227,300    US     Network Appliance Inc. *                             3,114,010
     95,550    US     Sanmina Corp. *                                      2,236,825
                                                                        ------------
                                                                          30,690,718
                                                                        ------------
                      INFORMATION TECHNOLOGY
                      CONSULTING & SERVICES                      2.0%
    134,250    US     Affiliated Computer Services
                      Inc. (A Shares) *                                    9,653,918
    116,200    US     Concord EFS Inc. *                                   6,043,562
                                                                        ------------
                                                                          15,697,480
                                                                        ------------
                      SEMICONDUCTORS & INSTRUMENTS               7.0%
    333,700    US     Advanced Micro Devices Inc. *                        9,637,256
     39,600    NL     ASML Holding N.V. (N.Y.
                      Registered Shares) *                                   881,100
     42,900    US     Integrated Device Technology
                      Inc. *                                               1,359,501
    113,350    US     KLA-Tencor Corp. *                                   6,627,574
     44,650    US     Lam Research Corp. *                                 1,323,873
    275,500    BH     Marvell Technology Group
                      Ltd. *                                               7,410,950
     65,000    US     Micrel Inc. *                                        2,145,000
    390,425    US     Microchip Technology Inc. *                         13,051,908
     70,700    US     MIPS Technologies Inc. (Class
                      A) * (a)                                             1,223,110
    152,000    US     RF Micro Devices Inc. *                              4,099,440
    186,000    US     Semtech Corp. *                                      5,580,000
    149,100    US     Transmeta Corp. * (a)                                  831,978
                                                                        ------------
                                                                          54,171,690
                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM MidCap Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                            % OF           VALUE
SHARES       COUNTRY                                     NET ASSETS       (NOTE 1)

------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                      SOFTWARE                                  10.3%
    208,000    UK     Amdocs Ltd. *                                     $ 11,200,800
     96,300    US     BEA Systems Inc. *                                   2,957,373
    230,600    IS     Check Point Software
                      Technologies Ltd. *                                 11,661,442
    282,000    US     I2 Technologies Inc. *                               5,583,600
    274,500    US     Interwoven Inc. *                                    4,639,050
    170,500    US     Mercury Interactive Corp. *                         10,212,950
    276,000    US     Micromuse Inc. *                                     7,725,240
    176,200    US     PeopleSoft Inc. *                                    8,674,326
    233,500    US     Peregrine Systems Inc. *                             6,771,500
    171,400    US     VeriSign Inc. *                                     10,285,714
                                                                        ------------
                                                                          79,711,995
                                                                        ------------
TELECOMMUNICATION SERVICES SECTOR                                2.4%
                      TELECOMMUNICATION SERVICES                 2.4%
    776,500    US     McLeodUSA Inc. (Class A) *                           3,564,134
    466,000    US     Nextel Partners Inc.
                      (Class A) *                                          7,232,320
    180,500    US     Western Wireless Corp. (Class
                      A) *                                                 7,761,500
                                                                        ------------
                                                                          18,557,954
                                                                        ------------
TOTAL EQUITY INVESTMENTS (COST $740,849,864)                    94.1%    728,192,632
                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM MidCap Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                            % OF           VALUE
SHARES       COUNTRY                                     NET ASSETS       (NOTE 1)

------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                         3.0%
 11,532,187    US     SSgA Money Market Fund                            $ 11,532,187
 11,532,187    US     SSgA U.S. Government Money
                      Market Fund                                         11,532,187
                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS (COST $23,064,374)                  3.0%     23,064,374
                                                                        ------------

TOTAL INVESTMENTS (COST $763,914,238)**                         97.1%    751,257,006

                      OTHER ASSETS LESS LIABILITIES              2.9%     22,775,122
                                                                        ------------
                      NET ASSETS                               100.0%   $774,032,128
                                                                        ============

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

(a) All or a portion of this security is out on loan. The market value of the securities out on loan at June 30, 2001 was $33,126,305.

Tax Information:

** For Federal income tax purposes, cost is $783,032,116 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $ 51,642,856
Unrealized depreciation                              (83,417,966)
                                                    ------------
Net unrealized depreciation                         $(31,775,110)
                                                    ============

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2001 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Bermuda                           BH        3.7%        --        3.7%
France                            FR        0.6%        --        0.6%
Israel                            IS        1.5%        --        1.5%
Netherlands                       NL        0.1%        --        0.1%
Singapore                         SG        1.7%        --        1.7%
United Kingdom                    UK        1.5%        --        1.5%
United States                     US       85.0%       5.9%      90.9%
                                         ------     ------      -----
  Total                                    94.1%       5.9%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Small Cap Fund
 Management's Performance Review

        Macroeconomic variables continued to challenge the investment environment for small capitalization growth stocks. For the first half of 2001, the Dresdner RCM Small Cap Fund returned -10.40% while the Russell 2000 returned 6.94%.

MARKET REVIEW

        After several quarters of value dominance, growth finally outperformed value, and small cap stocks continued to outshine their large cap brethren. A key factor was the rebound of some of the first quarter's poorest performing sectors, primarily technology and healthcare. The Nasdaq Composite Index fell almost 33% in the fourth quarter of 2000 and another 25% in the first quarter 2001 before rebounding by 17% in the second quarter. Many major market indices reached a near-term trough during the first week of April, and then began what turned out to be a significant rebound. Driving the rally was the belief that with the Federal Reserve lowering rates, an economic rebound was likely for the second half of 2001.

        Over the last 12 months, small cap value outperformed small cap growth by a staggering 54 percentage points, suggesting that excesses, such as over-investment in capital equipment, from the prior growth stock cycle may have been corrected. However, much of the economic data in the quarter continued to point towards further sluggishness in the U.S. economy, with Gross Domestic Product ("GDP") growth barely in positive territory. In addition, signs of broader global slowdown began to emerge, fueled by the continued decline in Japan and a weakening Europe. Negative pre-announcements from corporate America continued unabated and earnings expectations for the second half of 2001 continued to deteriorate. The consumer has been the last bastion of strength, keeping overall U.S. GDP growth from heading into negative territory.

FACTORS AFFECTING PERFORMANCE

        The Dresdner RCM Small Cap Fund's overweight position in energy was one of the primary reasons for the Fund's underperformance versus its benchmark for the first six months of the year. The Fund's energy/oil services stocks) fell by about 23% in aggregate during the period. This was due in part to the fall in oil and natural gas prices and a perception that the energy crisis in California had abated. However, Dresdner RCM Global Investors, LLC ("Dresdner RCM"), the investment manager of the Fund, does not believe that the issue of a fundamental lack of supplies has been addressed. While the Fund trimmed its energy exposure, it is still moderately overweight because the Fund managers' believe company fundamentals remain strong and energy and oil service investment themes remain intact. In addition to energy, stock selection in software and semiconductors hurt returns. Partially offsetting this was favorable stock selection in consumer durables, and health care .

        Indeed, the Fund benefited from a significant overweight in biotechnology, which positively contributed to the Fund during the first half of 2001. One of the top performers within the group was CYTYC, which develops, manufactures and markets products for use in cervical cancer screening. The company's ThinPrep Pap Test is believed to be one of the most significant advances in improving the diagnostic accuracy and convenience of the Pap smear. Approved by the FDA in 1996, ThinPrep's market share of the Pap test market in the U.S. grew to 41% during the second quarter. The Fund managers' also believe another attractive characteristic for CYTYC is its key contracts with several large labs, including Quest Diagnotics and Labcorp. Dresdner RCM Grassroots-SM-Research has followed the company for several years. A September 2000 Grassroots-SM- Research study of 17 OB/GYNs, pathologists, cytologists and laboratory managers found that 10 out of 13 laboratory sources interviewed in the U.S. chose CYTYC over its competitors because of factors such as product reliability, reimbursement and availability. The Fund managers' established an initial position in the stock during the second half of 2000. Based in part with the findings from this September 2000 study, the Fund managers' reached a greater level of comfort with CYTYC and have held a position in the stock since that time, reducing its position only when the stock price reached Dresdner RCM's target price. CYTYC has continued to build market share and the stock's total return was 11% during the first half of the year.

        Dresdner RCM believes the health care industry is an attractive area for investment. From a top-down perspective, the health care industry is not as sensitive to economic conditions as other industries; this is particularly important in the current economic environment.

 Dresdner RCM Small Cap Fund
 Management's Performance Review
From a bottom-up perspective, many attractive themes within the healthcare industry reside in the small cap asset class. These include the medical innovations arising from the biotechnology field, the aging population's effect on the demand for medical services and procedures, the advancements in drug development in the biotechnology field and the increasing number of generic drugs coming to market.

OUTLOOK

        In assessing the outlook for U.S. equities, attention has centered on a handful of variables, including:

1. The degree and timing of the impact arising from one of the most aggressive easing campaigns under Federal Reserve Chairman Alan Greenspan during the first six months of 2001.
2. Rising concerns about slowing overseas economies, and the potentially troublesome scenario of synchronized slowdown in the U.S., Japan and Germany.
3. Whether the consumer will be able to maintain robust spending given high debt loads and corporate job losses.
4.   The pace of an earnings recovery.

        At this juncture, there are few concrete signs of a meaningful uptrend, and it would be premature to suggest that a strong, across-the-board rebound in U.S. equities is imminent. However, the Fund's management team remains optimistic: mid cap and small cap stocks have historically demonstrated a propensity to lead equity markets out of a recessionary environment.

 Dresdner RCM Small Cap Fund
 Total Return Index Comparison(b)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (1/3/92 - 6/30/01)(c)

       CLASS I SHARES (C)  RUSSELL 2000 INDEX (A)
1/92              $10,000                 $10,000
1/92              $10,786                 $10,811
2/92              $11,118                 $11,127
3/92              $10,850                 $10,751
4/92              $10,613                 $10,373
5/92              $10,703                 $10,511
6/92              $10,165                 $10,017
7/92              $10,530                 $10,366
8/92              $10,336                 $10,072
9/92              $10,603                 $10,304
10/92             $11,002                 $10,630
11/92             $11,807                 $11,444
12/92             $12,214                 $11,842
1/93              $12,212                 $12,242
2/93              $11,792                 $11,960
3/93              $12,082                 $12,348
4/93              $11,636                 $12,008
5/93              $12,102                 $12,539
6/93              $12,134                 $12,617
7/93              $12,126                 $12,791
8/93              $12,580                 $13,344
9/93              $13,037                 $13,720
10/93             $13,186                 $14,074
11/93             $12,728                 $13,615
12/93             $13,337                 $14,080
1/94              $13,592                 $14,522
2/94              $13,431                 $14,469
3/94              $12,712                 $13,707
4/94              $12,637                 $13,788
5/94              $12,411                 $13,633
6/94              $11,990                 $13,173
7/94              $12,173                 $13,390
8/94              $13,095                 $14,136
9/94              $13,073                 $14,088
10/94             $13,240                 $14,031
11/94             $12,765                 $13,464
12/94             $13,049                 $13,824
1/95              $12,958                 $13,649
2/95              $13,392                 $14,217
3/95              $13,900                 $14,461
4/95              $14,064                 $14,782
5/95              $14,030                 $15,037
6/95              $14,728                 $15,817
7/95              $15,706                 $16,728
8/95              $16,245                 $17,074
9/95              $16,900                 $17,380
10/95             $16,330                 $16,602
11/95             $16,882                 $17,300
12/95             $17,496                 $17,756
1/96              $17,973                 $17,737
2/96              $18,914                 $18,290
3/96              $19,374                 $18,662
4/96              $20,684                 $19,660
5/96              $21,660                 $20,435
6/96              $20,993                 $19,596
7/96              $18,958                 $17,884
8/96              $20,592                 $18,923
9/96              $22,457                 $19,662
10/96             $22,226                 $19,359
11/96             $22,488                 $20,157
12/96             $23,514                 $20,685
1/97              $23,754                 $21,098
2/97              $22,335                 $20,587
3/97              $20,877                 $19,615
4/97              $20,357                 $19,670
5/97              $23,953                 $21,858
6/97              $25,312                 $22,795
7/97              $26,750                 $23,856
8/97              $27,350                 $24,403
9/97              $29,867                 $26,189
10/97             $28,508                 $25,039
11/97             $28,329                 $24,877
12/97             $28,098                 $25,312
1/98              $27,929                 $24,912
2/98              $30,435                 $26,753
3/98              $31,520                 $27,855
4/98              $31,496                 $28,009
5/98              $29,688                 $26,499
6/98              $30,700                 $26,555
7/98              $28,339                 $24,404
8/98              $20,989                 $19,664
9/98              $22,531                 $21,204
10/98             $24,290                 $22,069
11/98             $26,483                 $23,226
12/98             $28,411                 $24,663
1/99              $27,925                 $24,991
2/99              $24,283                 $22,967
3/99              $24,010                 $23,325
4/99              $24,738                 $25,415
5/99              $25,861                 $25,786
6/99              $27,197                 $26,952
7/99              $27,318                 $26,214
8/99              $25,770                 $25,244
9/99              $25,133                 $25,249
10/99             $24,010                 $25,352
11/99             $28,229                 $26,866
12/99             $31,934                 $29,912
1/00              $31,372                 $29,425
2/00              $38,208                 $34,284
3/00              $37,116                 $32,024
4/00              $31,185                 $30,096
5/00              $26,846                 $28,342
6/00              $35,992                 $30,813
7/00              $31,965                 $29,821
8/00              $36,117                 $32,096
9/00              $34,181                 $31,153
10/00             $29,280                 $29,763
11/00             $23,568                 $26,707
12/00             $26,228                 $29,006
1/01              $27,531                 $30,517
2/01              $23,214                 $28,515
3/01              $21,218                 $27,121
4/01              $23,295                 $29,242
5/01              $23,336                 $29,961
6/01              $23,499                 $31,019

PERFORMANCE(b)
June 30, 2001

                                                                          CUMULATIVE
                                                                 SINCE      SINCE
SMALL CAP FUND             YTD(D)   1 YEAR   3 YEARS  5 YEARS  INCEPTION  INCEPTION
Class I Average
Annual Total Return(c)     -10.40%  -34.71%  -8.53%    2.28%     9.41%     134.99%
Russell 2000 Index
Average Annual Total
Return(a)                    6.94%    0.65%   5.31%    9.62%    12.66%     210.19%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Russell 2000 Index is composed of the 2,000 smallest securities in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately 98% of the investable U.S. equity market.
(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(c)  Class I shares began operations on January 3, 1992.
(d)  Unannualized.

 Dresdner RCM Small Cap Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                         % OF           VALUE
SHARES    COUNTRY                                     NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                           10.5%
                   CAPITAL GOODS                              2.7%
  81,400    US     Active Power Inc. *                               $  1,357,752
  48,300    US     Capstone Turbine Corp. *                             1,066,947
  45,100    US     Mobile Mini Inc. *                                   1,487,398
                                                                     ------------
                                                                        3,912,097
                                                                     ------------
                   COMMERCIAL SERVICES & SUPPLIES             7.8%
 194,200    US     Alliance Data Systems Corp. *                        2,913,000
  65,000    US     Aquila Inc. *                                        1,602,250
  36,500    US     Insight Enterprises Inc. *                             894,250
 489,200    US     Kforce Inc. *                                        3,179,800
  54,700    US     MemberWorks Inc. *                                   1,265,758
  49,100    US     Waste Connections Inc. *                             1,551,560
                                                                     ------------
                                                                       11,406,618
                                                                     ------------
CONSUMER DISCRETIONARY SECTOR                                10.8%
                   CONSUMER DURABLES & APPAREL                1.8%
  45,000    US     Furniture Brands International
                   Inc. *                                               1,260,000
  23,600    US     THQ Inc. *                                           1,407,268
                                                                     ------------
                                                                        2,667,268
                                                                     ------------
                   HOTELS, RESTAURANTS & LEISURE              2.9%
  22,300    US     DeVry Inc. *                                           805,476
  36,000    US     Education Management Corp. *                         1,441,800
  44,000    US     School Specialty Inc. *                              1,137,400
  21,100    IE     SmartForce PLC (ADR) *                                 743,353
                                                                     ------------
                                                                        4,128,029
                                                                     ------------
                   MEDIA                                      1.7%
  80,900    US     Advanced Marketing Services
                   Inc.                                                 1,686,765
  23,400    US     Insight Communications Inc. *                          585,000
  57,400    US     Wink Communications Inc. * (a)                         146,944
                                                                     ------------
                                                                        2,418,709
                                                                     ------------
                   RETAILING                                  4.4%
  45,800    US     Genesco Inc. *                                       1,538,880
  32,500    US     Pacific Sunwear of California
                   Inc. *                                                 728,975

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Small Cap Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                         % OF           VALUE
SHARES    COUNTRY                                     NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                   RETAILING (CONTINUED)
  61,600    US     Too Inc. *                                        $  1,687,840
 162,400    US     Venator Group Inc.                                   2,484,720
                                                                     ------------
                                                                        6,440,415
                                                                     ------------
CONSUMER STAPLES SECTOR                                       1.0%
                   FOOD & DRUG RETAILING                      1.0%
  42,900    US     Duane Reade Inc. * (a)                               1,394,250
                                                                     ------------
ENERGY SECTOR                                                 8.8%
                   ENERGY                                     8.8%
  64,400    US     Cal Dive International Inc. *                        1,584,240
  26,900    NL     Core Laboratories N.V. *                               504,375
  66,500    US     Grant Prideco Inc. *                                 1,163,085
 106,300    US     National-Oilwell Inc. *                              2,848,840
 182,000    US     Patterson-UTI Energy Inc. *                          3,252,340
 176,300    US     Superior Energy Services
                   Inc. *                                               1,392,770
  73,700    US     Veritas DGC Inc. *                                   2,045,175
                                                                     ------------
                                                                       12,790,825
                                                                     ------------
FINANCIAL SECTOR                                             10.3%
                   BANKS                                      2.3%
  20,400    US     City National Corp.                                    903,516
  11,100    US     Commerce Bancorp Inc.                                  778,110
  20,300    US     Greater Bay Bancorp                                    507,094
  17,500    US     Investors Financial Services
                   Corp.                                                1,172,500
                                                                     ------------
                                                                        3,361,220
                                                                     ------------
                   DIVERSIFIED FINANCIALS                     5.6%
  22,800    US     BARRA Inc. *                                           892,620
  14,500    US     Choicepoint Inc. *                                     609,725
  12,200    US     Fair, Issac & Co. Inc.                                 754,204
  12,300    US     Federal Agricultural Mortgage
                   Corp. (Class C) *                                      393,354
 150,600    US     IndyMac Bancorp Inc. *                               4,036,080
  29,300    US     InterCept Group Inc. *                               1,113,400
   7,000    US     Investment Technology Group
                   Inc. *                                                 352,030
                                                                     ------------
                                                                        8,151,413
                                                                     ------------
                   INSURANCE                                  2.4%
  18,300    BH     Annuity & Life Re (Holdings)
                   Ltd.                                                   654,225

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Small Cap Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                         % OF           VALUE
SHARES    COUNTRY                                     NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                   INSURANCE (CONTINUED)
  72,100    US     Arthur J. Gallagher & Co.                         $  1,874,600
  56,200    KY     Scottish Annuity & Life
                   Holdings Ltd.                                          955,400
                                                                     ------------
                                                                        3,484,225
                                                                     ------------
HEALTH CARE SECTOR                                           20.8%
                   BIOTECHNOLOGY                              8.1%
  11,100    US     Abgenix Inc. *                                         499,500
  32,800    US     Applied Molecular Evolution *                          409,344
 166,300    US     AVANT Immunotherapeutics
                   Inc. *                                                 939,595
  33,100    US     Cell Genesys Inc. *                                    678,550
  41,900    US     Cell Therapeutics Inc. *                             1,158,116
  95,300    US     Corvas International Inc. *                          1,122,634
  17,300    US     CuraGen Corp. *                                        629,720
   5,600    US     ICOS Corp. *                                           358,400
  48,500    US     ImmunoGen Inc. *                                       970,000
  53,800    US     Immunomedics Inc. *                                  1,151,320
  66,000    US     Medarex Inc. *                                       1,551,000
  41,700    US     NeoPharm Inc. *                                      1,063,350
  16,900    US     OSI Pharmaceuticals Inc. *                             888,771
  12,200    US     Titan Pharmaceuticals Inc. *                           366,122
                                                                     ------------
                                                                       11,786,422
                                                                     ------------
                   HEALTH CARE EQUIPMENT &
                   SUPPLIES                                   2.3%
  76,000    US     Cytyc Corp. *                                        1,751,800
  22,500    US     Varian Medical Systems Inc. *                        1,608,750
                                                                     ------------
                                                                        3,360,550
                                                                     ------------
                   HEALTH CARE PROVIDERS &
                   SERVICES                                   6.6%
  18,900    US     D & K Healthcare Resources
                   Inc.                                                   633,150
  85,000    US     First Health Group Corp. *                           2,050,200
  54,200    US     Per-Se Technologies Inc. *                             441,730
  23,500    US     Province Healthcare Co. *                              829,315
 124,200    US     Triad Hospitals Inc. *                               3,660,174
  43,600    US     Universal Health Services Inc.
                   (Class B) *                                          1,983,800
                                                                     ------------
                                                                        9,598,369
                                                                     ------------
                   PHARMACEUTICALS                            3.8%
  55,700    US     3 Dimensional Pharmaceuticals
                   Inc. *                                                 535,277
  19,400    US     Cephalon Inc. * (a)                                  1,367,700
 123,700    US     Deltagen Inc. *                                      1,110,826
  32,600    US     First Horizon Pharmaceutical
                   Corp. *                                              1,046,460

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Small Cap Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                         % OF           VALUE
SHARES    COUNTRY                                     NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                   PHARMACEUTICALS (CONTINUED)
  37,500    US     Inhale Therapeutic Systems
                   Inc. *                                            $    862,500
  37,500    US     PRAECIS Pharmaceuticals Inc. *                         616,500
                                                                     ------------
                                                                        5,539,263
                                                                     ------------
MATERIALS SECTOR                                              1.9%
                   MATERIALS                                  1.9%
  69,400    US     Maverick Tube Corp. *                                1,176,330
 123,400    US     NS Group Inc. *                                      1,647,390
                                                                     ------------
                                                                        2,823,720
                                                                     ------------
TECHNOLOGY SECTOR                                            32.3%
                   COMMUNICATIONS EQUIPMENT                   3.5%
  48,500    US     Avici Systems Inc. * (a)                               415,645
   7,000    US     Extreme Networks Inc. *                                206,500
  90,100    US     Netro Corp. *                                          382,024
  32,400    US     NYFIX Inc. *                                         1,035,180
  45,600    US     SpectraLink Corp. *                                    593,256
 240,100    US     WatchGuard Technologies Inc. *                       2,461,025
                                                                     ------------
                                                                        5,093,630
                                                                     ------------
                   COMPUTERS & PERIPHERALS                    0.6%
 134,800    US     Manufacturers' Services Ltd. *                         802,060
                                                                     ------------
                   INFORMATION TECHNOLOGY
                   CONSULTING & SERVICES                      2.5%
  84,400    US     KPMG Consulting Inc. *                               1,295,540
 128,750    US     Perot Systems Corp.
                   (Class A) *                                          2,330,375
                                                                     ------------
                                                                        3,625,915
                                                                     ------------
                   INTERNET SOFTWARE & SERVICES               4.7%
 126,200    US     EarthLink Inc. *                                     1,779,420
  10,300    US     Netegrity Inc. * (a)                                   309,000
 154,600    US     Priceline.com Inc. *                                 1,399,130
 112,100    US     SeeBeyond Technology Corp. *                         1,782,390
 213,900    US     Support.com Inc. *                                   1,379,655
  41,400    US     Virage Inc. *                                          142,830
                                                                     ------------
                                                                        6,792,425
                                                                     ------------
                   SEMICONDUCTORS & INSTRUMENTS              13.1%
 141,100    US     Centillium Communications
                   Inc. * (a)                                           3,490,814
  64,400    US     Elantec Semiconductor Inc. *                         2,176,076
  97,100    US     Exar Corp. *                                         1,918,696

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Small Cap Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                         % OF           VALUE
SHARES    COUNTRY                                     NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                   SEMICONDUCTORS & INSTRUMENTS
                   (CONTINUED)
  20,500    CA     Genesis Microchip Inc. *                          $    741,075
 160,100    US     Integrated Circuit Systems
                   Inc. *                                               3,073,920
  17,000    US     Integrated Device Technology
                   Inc. *                                                 538,730
  59,460    US     Mattson Technology Inc. *                            1,039,361
   8,000    US     Micrel Inc. *                                          264,000
  17,300    US     MIPS Technologies Inc. (Class
                   A) * (a)                                               299,290
  20,300    US     MIPS Technologies Inc. (Class
                   B) *                                                   194,880
  52,600    US     Semtech Corp. *                                      1,578,000
  67,100    US     Transmeta Corp. *                                      374,418
  31,200    US     Veeco Instruments Inc. *                             1,240,200
 184,700    US     Virata Corp. *                                       2,188,695
                                                                     ------------
                                                                       19,118,155
                                                                     ------------
                   SOFTWARE                                   7.9%
  54,900    US     Agile Software Corp. *                                 933,300
 102,100    US     Art Technology Group Inc. *                            592,180
  19,400    US     Aspen Technologies Inc. *                              469,480
 115,900    US     AvantGo Inc. * (a)                                     231,800
  23,700    US     BindView Development Corp. *                            50,007
  56,300    US     Blue Martini Software Inc. *                           168,900
  19,500    US     Documentum Inc. *                                      251,940
 110,800    US     Interwoven Inc. *                                    1,872,520
  25,600    US     Manugistics Group Inc. *                               642,560
  93,800    US     MetaSolv Inc. *                                        743,834
  49,600    US     Micromuse Inc. *                                     1,388,304
  41,900    US     NetIQ Corp. *                                        1,311,052
  64,200    US     Network Associates Inc. *                              799,290
  25,700    IS     Precise Software Solutions
                   Ltd. *                                                 788,990
  89,700    US     Vastera Inc. *                                       1,273,740
                                                                     ------------
                                                                       11,517,897
                                                                     ------------
TELECOMMUNICATION SERVICES SECTOR                             0.4%
                   TELECOMMUNICATION SERVICES                 0.4%
  80,500    US     Net2000 Communications Inc. *                           86,940
  78,200    US     Universal Access Inc. *                                484,840
                                                                     ------------
                                                                          571,780
                                                                     ------------
TOTAL EQUITY INVESTMENTS (COST $148,056,126)                 96.8%    140,785,255
                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Small Cap Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                         % OF           VALUE
SHARES    COUNTRY                                     NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS
                   MONEY MARKET FUNDS                         0.9%
 673,125    US     SSgA Money Market Fund                            $    673,125
 673,125    US     SSgA U.S. Government Money
                   Market Fund                                            673,125
                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,346,250)                0.9%      1,346,250
                                                                     ------------

TOTAL INVESTMENTS (COST $149,402,376)**                      97.7%    142,131,505

                   OTHER ASSETS LESS LIABILITIES              2.3%      3,338,754
                                                                     ------------
                   NET ASSETS                               100.0%   $145,470,259
                                                                     ============

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

(a) All or a portion of this security is out on loan. The market value of the securities out on loan at June 30, 2001 was $6,228,412.

Tax Information:

** For Federal income tax purposes, cost is $155,074,886 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $  9,294,342
Unrealized depreciation                              (22,237,723)
                                                    ------------
Net unrealized depreciation                         $(12,943,381)
                                                    ============

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2001 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Bermuda                           BH        0.5%        --        0.5%
Canada                            CA        0.5%        --        0.5%
Cayman Islands                    KY        0.7%        --        0.7%
Ireland                           IE        0.5%        --        0.5%
Israel                            IS        0.5%        --        0.5%
Netherlands                       NL        0.3%        --        0.3%
United States                     US       93.8%       3.2%      97.0%
                                         ------     ------      -----
  Total                                    96.8%       3.2%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Biotechnology Fund
 Management's Performance Review

        Biotechnology stocks posted sharply negative returns during the first 3 months of 2001, as investors reduced valuations for the market in general and in particular for assets perceived as inherently risky. However, the sector recovered sharply in the second quarter, rallying beyond other growth investment categories. For the first half of 2001, the Dresdner RCM Biotechnology Fund returned -18.11% compared to the AMEX Biotechnology Index, which returned -3.57%; the Nasdaq Biotechnology Index, which returned -6.56% and the Russell 2000 Index, which returned 6.94%.

MARKET REVIEW

        During the first 3 months of 2001, the Federal Reserve Board's 150-basis point reduction in short-term interest rates did little to reassure investors in growth stocks of any kind. In addition, rather than benefiting from the general technology sell-off, as has happened in recent quarters, biotech fell in unison.

        Despite the dramatic sell-off during the first quarter, the fundamentals for the biotechnology sector remained strong. Earnings were buoyant at the end of 2000, as illustrated by the AMEX Biotechnology Index return that was up almost 60% during calendar year 2000. The Fund manager's believe earnings will continue to be healthy in 2001. Additionally, the Bush Administration is generally friendly to the major pharmaceutical companies and has increased the budget for the National Institutes of Health, a major client of, and collaborator to, the biotechnology industry.

        After selling off sharply in the first quarter, biotechnology stocks outperformed most sectors during the second quarter of 2001. The second quarter rebound was fueled in part by positive news flows from a variety of medical meetings. A number of new cancer drugs were presented at the American Society of Clinical Oncology (ASCO) during the second quarter. In addition, biotechnology stocks reacted favorably to media coverage, including a cover story on the cloning of human beings in the February 2001 issue of Time Magazine.

        Many of these same companies started the second quarter at prices not much above the level of cash on their balance sheets. One reason was that many smaller companies were approaching the end of the "lock-up" period in which initial investors are prohibited from selling a stock. Investors typically sell these shares ahead of the lock-up expiration, and this drove the group downward in the beginning of the second quarter.

        Although biotechnology companies tend to be insensitive to the ups and downs of the economy, biotech stocks are valuation-sensitive. The portfolio managers' believe that when investors shift their preferences from growth to value and start selling stocks with the highest price/earnings ratios, biotech stocks are often left vulnerable. In the second quarter, biotechnology stocks were aided by the improved psychology surrounding growth companies.

FACTORS AFFECTING PERFORMANCE

        The first and second quarters were virtual mirror images of each other. During the first quarter, the Fund owned small cap stocks that investors rejected in a wave of anti-growth stock sentiment. However, many of these same stocks, such as MedImmune Inc. and Idec Pharmaceuticals, performed very well in the second quarter when the dark cloud lifted and investors once again appreciated companies that could produce products with the potential to solve difficult medical problems.

        For example, Idec Pharmaceuticals, which specializes in therapies for the treatment of cancer, autoimmune and inflammatory diseases, experienced very strong sales of Rituxan during the second quarter. Rituxan is a drug that has become the standard of treatment for non-Hodgkin's lymphomas, a disease affecting approximately 300,000 patients in the United States a year. The company has developed a new variation of the drug for particularly intractable forms of the disease.

        Idec Pharmaceuticals is also developing products for the treatment of autoimmune diseases such as rheumatoid arthritis and psoriasis.

        OSI Pharmaceuticals generated interest at the ASCO meeting with its work on solid tumor cancers affecting the lung and the female reproductive system. The company is focused on the discovery and development of gene-targeted, small molecule drugs in the areas of cancer, respiratory diseases and diabetes. Human Genome Sciences, a leader in genomics research and

 Dresdner RCM Biotechnology Fund
 Management's Performance Review

development of pharmaceutical products, performed more poorly than the biotechnology group as a whole during the first quarter, only to rebound as a strong performer in the second.

        Another strong performer in the second quarter was Cephalon, a company focused on neurological disorders and pain management. In the first half of the year, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, commissioned a Grassroots-SM- Research study on Cephalon's Provigil. The January 2001 Grassroots-SM- study indicated that Cephalon's lead drug Provigil's off label use is primarily in treating patients with neurological and psychiatric conditions including decreasing fatigue in multiple sclerosis patients.

        The Fund's portfolio managers attempted to make the Fund more defensive early in the year by adding large pharmaceutical stocks, a strategy that has worked in previous years when biotechnology was out of favor. However, these stocks performed poorly during the first quarter, particularly in March. As a result, the portfolio managers lightened the weighting of these stocks, which then helped the performance of the Fund as they continued to perform poorly during the second quarter. The major drug company shares were negatively impacted by the shift in the U.S. Senate toward the Democratic Party, which is traditionally less friendly to the pharmaceutical industry. In addition, FDA activity has slowed in recent months, partly due to a lack of staffing as well as caution due to actions it has taken to withdraw major drugs from the market. As a result, it seems investors in large cap pharmaceutical companies have become concerned that fewer new products are being approved. However, the Dresdner RCM believes that because of the long-range nature of biotechnology product development, short-term problems affecting the FDA pose less of a concern to the biotechnology sector as a whole.

        A few of the more successful stocks held during the first quarter of 2001 ended up not performing well during the second quarter. One such company was Biogen, a biopharmaceutical company engaged in discovering and developing drugs for human health care through genetic engineering. On the other hand, some stocks that performed poorly in the first quarter continued to underperform during the second quarter. For example, Waters Corp., which supplies the biotechnology industry with instruments for protein analysis and Praecis Pharmaceuticals, a biotechnology company developing products for Alzheimer's disease and musculoskeletal pain.

OUTLOOK

        Biotechnology stocks typically slump in the summer because of the lack of news from medical meetings. However, a number of conferences are slated for the Fall, with focus groups devoted to such illnesses as rheumatoid arthritis, cancer, cardiovascular illness and hematology. The portfolio management team believes that many biotechnology stocks will react positively to the outcome of these meetings.

        The Fund will continue to benefit from the medical credentials of its portfolio management personnel. The MD background has helped them to conduct bottom-up stock research in fields requiring clinical judgement about commercial viability of pharmaceutical products, medical devices and breakthrough scientific discoveries. This often gives the portfolio managers' an advantage when identifying promising companies in the biotechnology sector.

 Dresdner RCM Biotechnology Fund
 Total Return Index Comparison(d)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/30/97 - 6/30/01)(e)

                           NASDAQ BIOTECH  RUSSELL 2000  AMEX BIOTECH
       CLASS N SHARES (E)    INDEX (A)      INDEX (B)     INDEX (C)
12/97             $10,000         $10,175       $10,071       $10,042
1/98              $10,260         $10,140        $9,912        $9,734
2/98              $10,490         $10,572       $10,644        $9,936
3/98              $10,590         $11,363       $11,083       $10,793
4/98              $10,470         $11,107       $11,144       $10,830
5/98              $10,350         $10,719       $10,543        $9,971
6/98              $10,030         $10,649       $10,565        $9,079
7/98              $10,110         $10,971        $9,710        $8,531
8/98               $7,930          $8,560        $7,824        $6,462
9/98               $9,110         $10,692        $8,437        $8,618
10/98              $9,880         $11,585        $8,781       $10,146
11/98             $10,560         $11,987        $9,241       $10,116
12/98             $11,776         $14,681        $9,813       $11,446
1/99              $12,383         $16,183        $9,943       $12,147
2/99              $11,776         $15,235        $9,138       $10,931
3/99              $11,518         $16,728        $9,281       $11,558
4/99              $11,261         $15,261       $10,112       $11,817
5/99              $11,436         $16,436       $10,260       $12,434
6/99              $12,795         $17,029       $10,724       $13,252
7/99              $13,289         $19,230       $10,430       $15,487
8/99              $15,049         $21,097       $10,044       $16,619
9/99              $15,049         $19,789       $10,046       $15,626
10/99             $15,605         $20,125       $10,087       $16,245
11/99             $17,416         $22,730       $10,689       $17,812
12/99             $24,893         $29,607       $11,899       $24,202
1/00              $30,090         $34,108       $11,708       $26,796
2/00              $50,656         $49,572       $13,641       $43,370
3/00              $33,957         $36,807       $12,742       $30,910
4/00              $32,527         $31,989       $11,975       $30,131
5/00              $30,401         $31,097       $11,276       $28,995
6/00              $43,233         $40,855       $12,260       $39,833
7/00              $41,877         $37,725       $11,865       $36,571
8/00              $51,737         $45,765       $12,770       $47,816
9/00              $54,759         $44,158       $12,395       $47,596
10/00             $49,624         $40,564       $11,842       $45,397
11/00             $41,156         $35,213       $10,626       $35,891
12/00             $45,288         $36,420       $11,824       $39,211
1/01              $42,076         $35,014       $12,440       $38,646
2/01              $36,898         $32,318       $11,624       $36,598
3/01              $29,653         $25,745       $11,056       $29,070
4/01              $35,155         $30,626       $11,920       $35,116
5/01              $37,620         $33,168       $12,213       $37,244
6/01              $37,084         $34,030       $12,645       $37,814

PERFORMANCE(d)
JUNE 30, 2001

                                                                 CUMULATIVE
                                                        SINCE      SINCE
BIOTECHNOLOGY FUND         YTD(F)   1 YEAR   3 YEARS  INCEPTION  INCEPTION
Class N Average
Annual Total Return(e)     -18.11%  -14.22%  54.63%    45.38%     270.84%
Nasdaq Biotechnology
Index
Average Annual Total
Return(a)                   -6.56%  -16.71%  47.29%    41.85%     240.30%
Russell 2000 Index
Average Annual Total
Return(b)                    6.94%    0.65%   5.31%     6.93%      26.45%
AMEX Biotechnology
Index Average
Annual Total Return(c)      -3.57%   -5.05%  60.90%    46.19%     278.14%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Nasdaq Biotechnology Index is a capitalization-weighted index that attempts to measure the performance of all Nasdaq stocks in the biotechnology sector. This Index was developed with a base value of 200 stocks, as of November 1, 1993.
(b) The Russell 2000 Index is composed of the 2,000 smallest securities in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately 98% of the investable U.S. equity market.
(c) The American Stock Exchange Biotechnology Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. The index was developed with a base level of 200 stocks, as of October 18, 1991.
(d) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(e)  The Class N shares commenced operations on December 30, 1997.
(f)  Unannualized.

 Dresdner RCM Biotechnology Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                          % OF           VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                              1.4%
                     CAPITAL GOODS                              1.4%
   200,000    BH     Tyco International Ltd.                          $ 10,900,000
                                                                      ------------
HEALTH CARE SECTOR                                             95.5%
                     BIOTECHNOLOGY                             60.8%
   305,800    US     Abgenix Inc. *                                     13,761,000
   451,000    US     Amgen Inc. *                                       27,366,680
   124,500    US     Applera Corp. - Celera
                     Genomics Group * (a)                                4,937,670
   958,000    US     Applied Molecular Evolution *                      11,955,840
 1,274,154    US     AVANT Immunotherapeutics
                     Inc. *                                              7,102,155
   207,000    US     Biogen Inc. *                                      11,252,520
   182,300    UK     Cambridge Antibody Technology
                     Group PLC *                                         5,312,335
   406,800    US     Cell Genesys Inc. *                                 8,339,400
   536,300    US     Cell Therapeutics Inc. *                           14,823,332
   351,000    UK     Celltech Group PLC *                                5,913,886
   336,700    US     COR Therapeutics Inc. *                            10,269,350
   847,500    US     Corvas International Inc. *                         9,983,550
   400,000    US     CuraGen Corp. *                                    14,560,000
   725,088    US     Genentech Inc. *                                   39,952,349
   418,500    US     Human Genome Sciences Inc. *                       25,214,625
   166,500    US     ICOS Corp. * (a)                                   10,656,000
   494,000    US     IDEC Pharmaceuticals Corp. *                       33,438,860
   595,000    US     ImmunoGen Inc. *                                   11,900,000
 1,000,000    US     Immunomedics Inc. *                                21,400,000
   383,700    US     La Jolla Pharmaceutical Co. *                       3,932,925
   690,200    US     Medarex Inc. *                                     16,219,700
   870,000    US     MedImmune Inc. *                                   41,064,000
   759,200    US     Millennium Pharmaceuticals
                     Inc. *                                             27,012,336
   489,500    US     NeoPharm Inc. *                                    12,482,250
   413,400    US     OSI Pharmaceuticals Inc. *                         21,740,706
   280,000    US     Protein Design Labs Inc. *                         24,292,800
   821,600    US     Rosetta Inpharmatics Inc. *                        12,734,800
   807,000    US     Seattle Genetics Inc. *                             4,922,700
   336,500    US     Titan Pharmaceuticals Inc. *                       10,098,365
                                                                      ------------
                                                                       462,640,134
                                                                      ------------
                     HEALTH CARE EQUIPMENT &
                     SUPPLIES                                  15.0%
   662,560    US     Charles River Laboratories
                     International Inc. *                               23,023,960
   210,000    US     Cytyc Corp. *                                       4,840,500
   409,300    US     Invitrogen Corp. *                                 29,387,740
   289,600    US     Johnson & Johnson                                  14,480,000
   143,500    UK     Oxford GlycoSciences PLC *                          2,240,185
   301,800    NL     QIAGEN N.V. *                                       6,654,690
    99,700    US     Varian Medical Systems Inc. *                       7,128,550
   946,300    US     Waters Corp. *                                     26,127,343
                                                                      ------------
                                                                       113,882,968
                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Biotechnology Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                          % OF           VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                     PHARMACEUTICALS                           19.7%
   900,000    US     3 Dimensional Pharmaceuticals
                     Inc. *                                           $  8,649,000
    52,652    CH     Actelion Ltd. *                                     1,710,779
   365,000    US     Adolor Corp. *                                      7,884,000
   146,000    US     American Home Products Corp.                        8,532,240
   158,200    UK     AstraZeneca PLC                                     7,371,178
   274,800    US     Cephalon Inc. * (a)                                19,373,400
 1,300,000    US     Deltagen Inc. *                                    11,674,000
   578,900    US     Inhale Therapeutic Systems
                     Inc. *                                             13,314,700
   482,700    US     InterMune Inc. * (a)                               17,193,774
    75,000    US     King Pharmaceuticals Inc. *                         4,031,250
   315,000    US     MGI Pharma Inc. *                                   3,937,500
   199,100    US     Pfizer Inc.                                         7,973,955
   221,000    US     Pharmacia Corp.                                    10,154,950
   801,800    US     PRAECIS Pharmaceuticals
                     Inc. * (a)                                         13,181,592
   140,000    US     Schering-Plough Corp.                               5,073,600
   525,000    UK     Shire Pharmaceuticals Group
                     PLC *                                               9,554,382
                                                                      ------------
                                                                       149,610,300
                                                                      ------------
TOTAL EQUITY INVESTMENTS (COST $837,243,325)                   96.9%   737,033,402
                                                                      ------------
OPTIONS
  NO. OF
CONTRACTS
----------

       240    US     Invitrogen Corp. Call * August             0.1%       612,000
                     2001 strike price $80
                                                                      ------------
TOTAL OPTIONS (COST $1,541,157)                                            612,000
                                                                      ------------
TOTAL EQUITY INVESTMENTS AND OPTIONS (COST
$838,784,482)                                                  97.0%   737,645,402
                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Biotechnology Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                          % OF           VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
                     MONEY MARKET FUNDS                         3.8%
14,495,036    US     SSgA Money Market Fund                           $ 14,495,036
14,405,995    US     SSgA U.S. Government Money
                     Market Fund                                        14,405,995
                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS (COST $28,901,031)                 3.8%    28,901,031
                                                                      ------------

TOTAL INVESTMENTS (COST $867,685,513)**                       100.8%   766,546,433

                     OTHER ASSETS LESS LIABILITIES             (0.8)%   (6,184,296)
                                                                      ------------
                     NET ASSETS                               100.0%  $760,362,137
                                                                      ============

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

(a) All or a portion of this security is out on loan. The market value of the securities out on loan at June 30, 2001 was $50,186,550.

Tax Information:

** For Federal income tax purposes, cost is $877,929,071 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:



Unrealized appreciation                             $  34,704,177
Unrealized depreciation                              (146,086,814)
                                                    -------------
Net unrealized depreciation                         $(111,382,637)
                                                    =============

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2001 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Bermuda                           BH        1.4%        --        1.4%
Netherlands                       NL        0.9%        --        0.9%
Switzerland                       CH        0.2%        --        0.2%
United Kingdom                    UK        4.0%        --        4.0%
United States                     US       90.5%       3.0%      93.5%
                                         ------     ------      -----
  Total                                    97.0%       3.0%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Management's Performance Review

        With the Federal Reserve continuing to lower short-term interest rates, stock prices headed higher while bonds held relatively steady during the first six months. For the first half of 2001, the Fund produced a total return of -7.16% while the benchmark, a 60%/40% blend of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned -2.44%.

MARKET REVIEW

        The second quarter market environment was similar to that of the first three months of the year: weak economic data, deteriorating corporate profits and an aggressive Federal Reserve lowering short-term rates. However, after experiencing significant selling pressure in the first quarter, stocks rebounded from their lows in early April, with the S&P 500 Index gaining 5.85%, the Russell 1000 Growth Index rising 8.41% and the Nasdaq Composite Index rebounding 17.40%. The rally, for the most part, was driven by the belief that with the Fed aggressively lowering rates, an economic rebound was likely for the second half of 2001. Stocks with greater sensitivity to an accelerating economy performed better than those that have been traditionally more defensive.

        The news, however, pouring out from corporate America during the first half was not very positive. Negative earnings pre-announcements continued unabated and earnings expectations for the second half of 2001 continued to deteriorate. Comments from most companies regarding weak demand, rising inventories, curtailed capital spending and increasing layoffs suggested that the current economic slowdown was likely to continue. By the end of the second quarter, signs of broader global slowing began to emerge, fueled by the continued decline in Japan and a weakening Europe. The consumer has been the last bastion of strength, keeping overall U.S. Growth Domestic Product ("GDP") growth from heading into negative territory.

FACTORS AFFECTING PERFORMANCE

        Given the sluggish economic environment and sharp contraction in corporate earnings, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, focused the equity portion of the Dresdner RCM Balanced Fund on companies that had the potential to demonstrate earnings growth. One of the Fund's largest weights during the second quarter was in the healthcare sector, specifically pharmaceutical stocks, which negatively impacted performance versus the benchmark. As investors anticipated an economic turnaround, money rotated out of more defensive areas like pharmaceuticals and into more economically sensitive sectors. Secondly, uncertainty remained over the group surrounding changes to Medicare reimbursement and potential price controls. A couple of high-profile earnings pre-announcements caused investors to question the assumption of stable, double-digit earnings growth for these companies. Additionally, due to concerns about the financial strength of the consumer, more defensive stocks within the consumer cyclicals sector were emphasized. A research study commissioned by Dresdner RCM's Grassroots-SM-Research showed advertising spending has been in a slump. As a result, the Fund has decreased its weighting of shares over the first half of 2001 in Clear Channel Communications and established more of a position in Comcast Corp., a leading cable and communications services provider.

        Although the performance of the Nasdaq Composite Index was negative for the first six months of the year, the Index finished strong in the latter part of the period, with some sub-sectors of technology exhibiting mixed results. Telecommunications and communications equipment companies continued under pressure adversely affected by overcapacity and limited capital availability for the carriers. On the plus side, software stocks showed some of the biggest gains during the second quarter, with many up over 30%. As an example, Siebel Systems gained 72% in the second quarter; return that the Fund's portfolio managers believed were driven by their menu of customer relationship management software. Microsoft gained 33% during the second quarter based on strong expectations for Windows 2000, Windows XP and their X-box game console.

        On the fixed income side, despite mortgages under-performing during the first quarter due to the falling interest rate environment, the Fund's position in mortgage-backed and asset-backed securities had a positive impact on performance during the second quarter because of the extra yield offered by these bonds and diminished refinancing concerns. During the second quarter, long-term interest rates began to rise due to what the Fund managers believe is a response to inflation

 Dresdner RCM Balanced Fund
 Management's Performance Review

concerns and mixed signals from the Fed regarding future interest rate cuts. Even with a number of weak corporate earnings announcements, the corporate bond sector, in particular the lowest investment grade corporates, performed well for the entire first half. Meanwhile, the Treasury bond market was weak during the first half, as investors were concerned about the impact of a slowing economy and tax cuts on the federal budget surplus.

OUTLOOK

        A number of factors suggest that current U.S. monetary and fiscal responses will not be enough to avoid a longer period of economic contraction. Those include the magnitude of the capital spending erosion, the precarious debt buildup by corporations and consumers and the worsening economies in Europe and Japan. Over the short term, Dresdner RCM believes the Fed's willingness to aggressively defend the equity market with lower interest rates is likely to create a floor on stock prices. However, declining earnings estimates suggest that stock valuations in a number of sectors are still relatively high. The Fund's portfolio management team anticipates becoming more aggressive once there is evidence that the economy is not continuing to deteriorate or, if stock prices across more cyclical sectors decline to appropriately reflect the challenging environment. Meanwhile, while acknowledging current factors present in the market, the fixed-income component continues to anticipate lower rates across the yield curve. Additionally, the Fund managers' remain favorably disposed to spread sectors, while retaining a more conservative stance towards corporates relative to mortgage-backed securities or structured asset products in an economic environment expected to produce slow growth. Dresdner RCM continues to carefully select individual issues because of event-specific risks still evident in the corporate market.

 Dresdner RCM Balanced Fund
 Total Return Index Comparison(d)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/15/99 - 06/30/01)(e)

                                            BLENDED S&P 500
                                LEHMAN          /LEHMAN
                               BROTHERS        BROTHERS
        CLASS I   S&P 500   AGGREGATE BOND     AGGREGATE
       SHARES(E)  INDEX(A)     INDEX(B)      BOND INDEX(C)
12/99    $10,000   $10,000         $10,000          $10,000
12/99    $10,650   $10,400          $9,938          $10,215
1/00     $10,500    $9,878          $9,905           $9,894
2/00     $10,670    $9,691         $10,025           $9,829
3/00     $11,240   $10,639         $10,157          $10,458
4/00     $10,875   $10,318         $10,128          $10,257
5/00     $10,584   $10,107         $10,123          $10,129
6/00     $10,945   $10,356         $10,333          $10,363
7/00     $10,886   $10,194         $10,427          $10,304
8/00     $11,339   $10,827         $10,579          $10,747
9/00     $10,957   $10,256         $10,645          $10,434
10/00    $10,886   $10,213         $10,716          $10,435
11/00    $10,239    $9,408         $10,891          $10,010
12/00    $10,369    $9,454         $11,094          $10,114
1/01     $10,512    $9,790         $11,275          $10,396
2/01      $9,858    $8,897         $11,373           $9,863
3/01      $9,357    $8,333         $11,430           $9,507
4/01      $9,801    $8,980         $11,382           $9,935
5/01      $9,842    $9,040         $11,450           $9,998
6/01      $9,627    $8,820         $11,493           $9,867

PERFORMANCE(d)
JUNE 30, 2001

                                                            CUMULATIVE
                                                   SINCE      SINCE
BALANCED FUND                   YTD(F)  1 YEAR   INCEPTION  INCEPTION
Class I
Average Annual Total Return(e)  -7.16%  -12.04%    -2.44%     -3.73%
S&P 500 Index
Average Annual Total Return(a)  -6.70%  -14.83%    -7.83%    -11.80%
Lehman Brothers Aggregate Bond
Index Average Annual Total
Return(b)                        3.60%   11.23%     9.46%     14.93%
Blended S&P 500 Index/Lehman
Brothers Aggregate Bond Index
Average Annual Total Return(c)  -2.44%   -4.78%    -0.86%     -1.33%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(b) The Lehman Brothers Aggregate Bond Index, which is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
(c) The Blended S&P 500 Index/Lehman Brothers Aggregate Bond Index is a blended index comprised of the performance of the two indexes weighted 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index.
(d) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(e)  Class I shares commenced operations on December 15, 1999.
(f)  Unannualized.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                                 % OF           VALUE
SHARES       COUNTRY                                          NET ASSETS      (NOTE 1)

----------------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                                     6.7%
                      CAPITAL GOODS                                    5.1%
      1,700    US     General Dynamics Corp.                                 $   132,277
     22,500    US     General Electric Co.                                     1,096,875
     18,000    BH     Tyco International Ltd.                                    981,000
                                                                             -----------
                                                                               2,210,152
                                                                             -----------
                      COMMERCIAL SERVICES & SUPPLIES                   0.9%
      8,000    US     Enron Corp.                                                392,000
                                                                             -----------
                      TRANSPORTATION                                   0.7%
      5,000    US     United Parcel Service Inc. (Class B)                       289,000
                                                                             -----------
CONSUMER DISCRETIONARY SECTOR                                          5.3%
                      CONSUMER DURABLES & APPAREL                      0.6%
      6,000    US     NIKE Inc. (Class B)                                        251,940
                                                                             -----------
                      HOTELS, RESTAURANTS & LEISURE                    0.4%
      7,000    US     Starbucks Corp. *                                          161,000
                                                                             -----------
                      MEDIA                                            2.2%
     12,025    US     AOL Time Warner Inc. *                                     637,325
      1,300    US     Clear Channel Communications Inc. *                         81,510
      5,000    US     Comcast Corp. (Class A) *                                  217,000
                                                                             -----------
                                                                                 935,835
                                                                             -----------
                      RETAILING                                        2.1%
      7,000    US     Home Depot Inc.                                            325,850
      5,500    US     Target Corp.                                               190,300
      8,000    US     Wal-Mart Stores Inc.                                       390,400
                                                                             -----------
                                                                                 906,550
                                                                             -----------
CONSUMER STAPLES SECTOR                                                6.0%
                      FOOD & DRUG RETAILING                            1.3%
     13,000    US     SYSCO Corp.                                                352,950
      6,000    US     Walgreen Co.                                               204,900
                                                                             -----------
                                                                                 557,850
                                                                             -----------
                      FOOD, BEVERAGE & TOBACCO                         2.8%
     13,000    US     Anheuser-Busch Cos. Inc.                                   535,600

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                                 % OF           VALUE
SHARES       COUNTRY                                          NET ASSETS      (NOTE 1)

----------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                      FOOD, BEVERAGE & TOBACCO (CONTINUED)
      6,000    US     Coca Cola Co.                                          $   270,000
      9,000    US     PepsiCo Inc.                                               397,800
                                                                             -----------
                                                                               1,203,400
                                                                             -----------
                      HOUSEHOLD & PERSONAL PRODUCTS                    1.9%
      6,000    US     Colgate-Palmolive Co.                                      353,940
      2,900    US     Estee Lauder Cos. Inc. (Class A)                           124,990
      3,500    US     Kimberly-Clark Corp.                                       195,650
      2,100    US     Procter & Gamble Co.                                       133,980
                                                                             -----------
                                                                                 808,560
                                                                             -----------
ENERGY SECTOR                                                          2.8%
                      ENERGY                                           2.8%
      2,500    US     Chevron Corp.                                              226,250
      2,500    US     Exxon Mobil Corp.                                          218,375
      5,300    US     Schlumberger Ltd.                                          279,045
      5,000    US     Transocean Sedco Forex Inc.                                206,250
      6,000    US     Weatherford International Inc.                             288,000
                                                                             -----------
                                                                               1,217,920
                                                                             -----------
FINANCIAL SECTOR                                                       8.0%
                      BANKS                                            2.9%
      9,000    US     Bank of New York Inc.                                      432,000
     11,500    US     Citigroup Inc.                                             607,660
      4,500    US     Wells Fargo & Co.                                          208,935
                                                                             -----------
                                                                               1,248,595
                                                                             -----------
                      DIVERSIFIED FINANCIALS                           1.9%
      7,900    US     Federal National Mortgage
                      Association                                                672,685
      2,500    US     Merrill Lynch & Co. Inc.                                   148,125
                                                                             -----------
                                                                                 820,810
                                                                             -----------
                      INSURANCE                                        3.2%
      4,500    BH     ACE Ltd.                                                   175,905
     10,500    US     American International Group Inc.                          903,000
      3,000    US     Marsh & McLennan Cos. Inc.                                 303,000
                                                                             -----------
                                                                               1,381,905
                                                                             -----------
HEALTH CARE SECTOR                                                    14.3%
                      BIOTECHNOLOGY                                    4.0%
     12,000    US     Amgen Inc. *                                               728,160
      4,500    US     Genentech Inc. *                                           247,950

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                                 % OF           VALUE
SHARES       COUNTRY                                          NET ASSETS      (NOTE 1)

----------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                      BIOTECHNOLOGY (CONTINUED)
      3,500    US     Human Genome Sciences Inc. *                           $   210,875
      6,000    US     MedImmune Inc. *                                           283,200
      6,500    US     Millennium Pharmaceuticals Inc. *                          231,270
                                                                             -----------
                                                                               1,701,455
                                                                             -----------
                      HEALTH CARE EQUIPMENT & SUPPLIES                 1.2%
      3,100    US     Applera Corp. - Applied Biosystems
                      Group                                                       82,925
      7,000    US     Johnson & Johnson                                          350,000
      3,100    US     Waters Corp. *                                              85,591
                                                                             -----------
                                                                                 518,516
                                                                             -----------
                      PHARMACEUTICALS                                  9.1%
      4,000    US     American Home Products Corp.                               233,760
      5,000    US     Bristol-Myers Squibb Co.                                   261,500
      4,500    US     Eli Lilly & Co.                                            333,000
      7,000    UK     GlaxoSmithKline PLC (ADR)                                  393,400
      5,900    US     Merck & Co. Inc.                                           377,069
     36,000    US     Pfizer Inc.                                              1,441,800
     11,000    US     Pharmacia Corp.                                            505,450
     10,000    US     Schering-Plough Corp.                                      362,400
                                                                             -----------
                                                                               3,908,379
                                                                             -----------
TECHNOLOGY SECTOR                                                      9.2%
                      COMMUNICATIONS EQUIPMENT                         2.6%
     22,000    US     Cisco Systems Inc. *                                       400,400
      5,700    US     JDS Uniphase Corp. *                                        71,250
      1,900    US     Juniper Networks Inc. *                                     59,090
      9,700    FI     Nokia Oyj (ADR)                                            213,788
      6,000    US     QUALCOMM Inc. *                                            350,880
                                                                             -----------
                                                                               1,095,408
                                                                             -----------
                      COMPUTERS & PERIPHERALS                          1.8%
     10,000    US     Compaq Computer Corp.                                      154,900
      7,000    US     EMC Corp. *                                                203,350
      2,400    US     International Business Machines
                      Corp.                                                      271,200
      9,000    US     Sun Microsystems Inc. *                                    141,480
                                                                             -----------
                                                                                 770,930
                                                                             -----------
                      SEMICONDUCTORS & INSTRUMENTS                     0.8%
      8,000    US     Intel Corp.                                                234,000
      2,500    US     Maxim Integrated Products Inc. *                           110,525
                                                                             -----------
                                                                                 344,525
                                                                             -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                                 % OF           VALUE
SHARES       COUNTRY                                          NET ASSETS      (NOTE 1)

----------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                      SOFTWARE                                         4.0%
     15,500    US     Microsoft Corp. *                                      $ 1,131,500
     11,000    US     Oracle Corp. *                                             209,000
      3,500    US     Siebel Systems Inc. *                                      164,150
      3,500    US     VERITAS Software Corp. *                                   232,855
                                                                             -----------
                                                                               1,737,505
                                                                             -----------
TELECOMMUNICATION SERVICES SECTOR                                      3.1%
                      TELECOMMUNICATION SERVICES                       3.1%
     11,200    US     Nextel Communications Inc. (Class A)
                      *                                                          196,000
     14,500    US     Qwest Communications International
                      Inc.                                                       462,115
      4,500    US     SBC Communications Inc.                                    180,270
      6,500    BH     TyCom Ltd. *                                               111,800
      6,500    UK     Vodafone Group PLC (ADR)                                   145,275
     16,000    US     WorldCom Group                                             227,200
        640    US     WorldCom Inc.-MCI Group *                                   10,304
                                                                             -----------
                                                                               1,332,964
                                                                             -----------
TOTAL EQUITY INVESTMENTS (COST $28,454,582)                           55.4%   23,795,199
                                                                             -----------
   FACE
  AMOUNT
-----------
DEBT INVESTMENTS
                      ASSET-BACKED SECURITIES                          1.2%
$    80,000    US     Asset Securitization Corp., Series
                      1997-MD7, Class A1B,
                      7.410%, maturing 01/13/30                                   81,815
     15,000    US     Carco Auto Loan Master Trust, Series
                      1999-4, Class A,
                      6.430%, maturing 11/15/04                                   15,381
    100,000    US     Citibank Credit Card Master Trust I,
                      Series 1999-5, Class A,
                      6.100%, maturing 05/15/08                                  100,914
    165,000    US     Discover Card Master Trust I, Series
                      1999-6, Class A,
                      6.850%, maturing 07/17/07                                  171,742
    100,000    US     Ford Credit Auto Owner Trust, Series
                      2000-C, Class B,
                      7.500%, maturing 10/15/04                                  104,024
     40,000    US     Green Tree Financial Corp., Series
                      1998-6, Class A6,
                      6.270%, maturing 07/01/21                                   39,238
     14,614    US     Green Tree Home Equity Loan Trust,
                      Series 1999-A, Class A5,
                      6.130%, maturing 02/15/19                                   14,691
                                                                             -----------
                                                                                 527,805
                                                                             -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

FACE                                                             % OF           VALUE
AMOUNT       COUNTRY                                          NET ASSETS      (NOTE 1)

----------------------------------------------------------------------------------------
DEBT INVESTMENTS (CONTINUED)
                      COLLATERALIZED MORTGAGE OBLIGATIONS              2.1%
$    55,000    US     Chase Commercial Mortgage Securities
                      Corp.,
                      Series 1999-2, Class A2,
                      7.198%, maturing 11/15/09                              $    57,287
     95,000    US     Chase Commercial Mortgage Securities
                      Corp., Series
                      2000-2, Class A2,
                      7.631%, maturing 06/15/10                                  101,348
    100,000    US     Commercial Mortgage Asset Trust,
                      Series 1999-C2,
                      Class A2,
                      7.546%, maturing 12/17/09                                  105,747
    165,000    US     Commercial Mortgage Asset Trust,
                      Series 1999-C1,
                      Class A3,
                      6.640%, maturing 09/17/10                                  167,510
     65,000    US     Credit Suisse First Boston Mortgage
                      Securities
                      Corp., Series 1999-C1, Class A2,
                      7.290%, maturing 09/15/09                                   68,231
    150,000    US     DLJ Commercial Mortgage Corp.,
                      Series 1999-CG2,
                      Class A1B,
                      7.300%, maturing 06/10/09                                  157,317
     22,463    US     Green Tree Financial Corp., Series
                      1998-2, Class A5,
                      6.240%, maturing 11/01/16                                   22,904
    150,000    US     LB Commercial Conduit Mortgage
                      Trust, Series
                      1998-C1, Class A3,
                      6.480%, maturing 01/18/08                                  151,341
     65,000    US     Nomura Asset Securities Corp.,
                      Series 1998-D6,
                      Class A1B,
                      6.590%, maturing 03/17/28                                   65,945
     14,789    US     Oakwood Mortgage Investors Inc.,
                      Series 1998-B,
                      Class A3,
                      6.200%, maturing 01/15/15                                   14,976
                                                                             -----------
                                                                                 912,606
                                                                             -----------
                      CORPORATE BONDS                                 10.0%
    120,000    BH     Tyco International Group S.A.,
                      6.875%, maturing 01/15/29                                  112,315
     70,000    CA     Hydro-Quebec,
                      8.050%, maturing 07/07/24                                   78,734
    105,000    CA     Quebec Province,
                      8.625%, maturing 01/19/05                                  114,854
    290,000    CA     Teleglobe Inc.,
                      7.200%, maturing 07/20/09                                  286,407
    110,000    FR     Axa S.A.,
                      8.600%, maturing 12/15/30                                  121,252
     95,000    FR     France Telecom S.A. (144A),
                      8.500%, maturing 03/01/31                                   99,949
     35,000    UK     Barclays Bank PLC (144A),
                      8.550%, maturing 06/15/11                                   37,849

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

FACE                                                             % OF           VALUE
AMOUNT       COUNTRY                                          NET ASSETS      (NOTE 1)

----------------------------------------------------------------------------------------

DEBT INVESTMENTS (CONTINUED)
                      CORPORATE BONDS (CONTINUED)
$   145,000    UK     Royal & Sun Alliance Insurance Group
                      PLC,
                      8.950%, maturing 10/15/29                              $   154,786
    105,000    US     American General Finance Corp.,
                      6.750%, maturing 11/15/04                                  108,387
    160,000    US     AT&T Corp.,
                      6.500%, maturing 03/15/29                                  137,015
    280,000    US     Bank One Corp.,
                      6.500%, maturing 02/01/06                                  283,813
     65,000    US     Boeing Co.,
                      6.625%, maturing 02/15/38                                   61,563
    250,000    US     CIT Group Inc.,
                      6.500%, maturing 02/07/06                                  253,590
     47,413    US     Continental Airlines Inc.,
                      7.256%, maturing 03/15/20                                   47,936
    150,000    US     CSX Corp.,
                      7.900%, maturing 05/01/17                                  158,547
    110,000    US     Delta Air Lines Inc.,
                      7.570%, maturing 11/18/10                                  115,967
    190,000    US     Ford Motor Credit Co.,
                      6.875%, maturing 02/01/06                                  192,675
     45,000    US     General Electric Global Insurance
                      Corp.,
                      7.000%, maturing 02/15/26                                   45,273
    450,000    US     Heller Financial Inc. (Class A),
                      7.875%, maturing 05/15/03                                  470,464
     45,000    US     International Business Machines
                      Corp.,
                      8.375%, maturing 11/01/19                                   51,648
    265,000    US     Masco Corp.,
                      6.000%, maturing 05/03/04                                  264,675
    120,000    US     PSEG Power LLC, (144A)
                      8.625%, maturing 04/15/31                                  129,640
    135,000    US     Southern Union Co.,
                      8.250%, maturing 11/15/29                                  136,803
     75,000    US     Sprint Capital Corp.,
                      7.625%, maturing 01/30/11                                   74,541
    100,000    US     Time Warner Inc.,
                      10.150%, maturing 05/01/12                                 122,410
     40,000    US     United Technologies Corp.,
                      7.500%, maturing 09/15/29                                   42,536
    205,000    US     UnumProvident Corp.,
                      7.625%, maturing 03/01/11                                  210,630
     50,000    US     Waste Management Inc.,
                      6.875%, maturing 05/15/09                                   48,847
    175,000    US     Waste Management Inc.,
                      7.375%, maturing 08/01/10                                  175,938
     35,000    US     Williams Cos. Inc.,
                      7.625%, maturing 07/15/19                                   33,875

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

FACE                                                             % OF           VALUE
AMOUNT       COUNTRY                                          NET ASSETS      (NOTE 1)

----------------------------------------------------------------------------------------

DEBT INVESTMENTS (CONTINUED)
                      CORPORATE BONDS (CONTINUED)
$   135,000    US     WorldCom Inc.-MCI Group
                      8.250%, maturing 05/15/31                              $   132,778
                                                                             -----------
                                                                               4,305,697
                                                                             -----------
                      U.S. GOVERNMENT AND AGENCY BONDS                27.7%
        899    US     Federal Home Loan Mortgage Corp.,
                      10.250%, maturing 06/01/09                                     980
        423    US     Federal Home Loan Mortgage Corp.,
                      10.750%, maturing 10/01/10                                     465
    360,000    US     Federal Home Loan Mortgage Corp.,
                      5.625%, maturing 03/15/11                                  345,262
    640,000    US     Federal Home Loan Mortgage Corp.,
                      5.875%, maturing 03/21/11                                  614,099
    470,000    US     Federal Home Loan Mortgage Corp.,
                      6.000%, maturing 06/15/11                                  463,241
    260,000    US     Federal National Mortgage
                      Association,
                      7.250%, maturing 01/15/10                                  279,378
    348,679    US     Federal National Mortgage
                      Association,
                      7.000%, maturing 08/01/15                                  354,562
     65,000    US     Federal National Mortgage
                      Association,
                      7.125%, maturing 01/15/30                                   69,285
    445,000    US     Federal National Mortgage
                      Association,
                      6.625%, maturing 11/15/30                                  447,082
  2,830,000    US     Federal National Mortgage
                      Association, **
                      6.500%, 30 Year, TBA                                     2,784,890
  2,865,000    US     Federal National Mortgage
                      Association, **
                      7.000%, 30 Year, TBA                                     2,877,520
    205,000    US     Federal National Mortgage
                      Association, **
                      7.000%, 30 Year, TBA                                       205,896
  1,000,000    US     Federal National Mortgage
                      Association, **
                      7.000%, 30 Year, TBA                                     1,004,370
    194,500    US     Government National Mortgage
                      Association,
                      7.500%, maturing 11/15/29                                  199,423
    149,345    US     Government National Mortgage
                      Association,
                      8.000%, maturing 04/15/30                                  154,711
  1,005,000    US     United States Treasury -Interest
                      Only Strip Security
                      0.000%, maturing 05/15/08                                  696,478
  1,250,000    US     United States Treasury -Interest
                      Only Strip Security
                      0.000%, maturing 02/15/12                                  683,855
     70,000    US     United States Treasury Bonds
                      7.500%, maturing 11/15/16                                   81,524
    150,000    US     United States Treasury Notes
                      6.625%, maturing 05/15/07                                  161,197

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

FACE                                                             % OF           VALUE
AMOUNT       COUNTRY                                          NET ASSETS      (NOTE 1)

----------------------------------------------------------------------------------------

DEBT INVESTMENTS (CONTINUED)
                      U.S. GOVERNMENT AND AGENCY BONDS
                      (CONTINUED)
$   440,000    US     United States Treasury Notes ***
                      6.125%, maturing 08/15/07                              $   462,096
                                                                             -----------
                                                                              11,886,314
                                                                             -----------
TOTAL DEBT INVESTMENTS (COST $17,558,075)                             41.0%   17,632,422
                                                                             -----------
SHORT-TERM INVESTMENTS
                      COMMERCIAL PAPER                                 6.0%
    500,000    US     American General Finance Corp.,
                      3.850%, maturing 11/07/01                                  493,102
    310,000    US     Citicorp,
                      3.750%, maturing 08/14/01                                  308,579
    275,000    US     CocaCola Co.,
                      4.510%, maturing 07/20/01                                  274,345
    500,000    US     Ford Motor Credit Co.,
                      3.840%, maturing 08/03/01                                  498,240
    130,000    US     Ford Motor Credit Co.,
                      3.710%, maturing 12/07/01                                  127,870
    310,000    US     General Electric Co.,
                      3.680%, maturing 12/07/01                                  304,962
    585,000    US     Prudential Funding Corp.,
                      3.870%, maturing 07/12/01                                  584,308
                                                                             -----------
                                                                               2,591,406
                                                                             -----------

  SHARES
-----------
                      MONEY MARKET FUNDS                               2.3%
    487,156    US     SSgA Money Market Fund ***                                 487,156
    487,435    US     SSgA U.S. Government Money Market
                      Fund ***                                                   487,435
                                                                             -----------
                                                                                 974,591
                                                                             -----------
   FACE
  AMOUNT
-----------
                      U.S. GOVERNMENT AND AGENCY BONDS                 9.3%
$   605,000    US     Federal Farm Credit Bank,
                      4.200%, maturing 02/22/02                                  588,342
    490,000    US     Federal Farm Credit Bank,
                      4.210%, maturing 02/22/02                                  476,477
  1,000,000    US     Federal Home Loan Bank,
                      3.750%, maturing 11/07/01                                  986,563

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

FACE                                                             % OF           VALUE
AMOUNT       COUNTRY                                          NET ASSETS      (NOTE 1)

----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
                      U.S. GOVERNMENT AND AGENCY BONDS
                      (CONTINUED)
$   325,000    US     Federal Home Loan Bank,
                      4.180%, maturing 03/21/02                              $   315,075
  1,355,000    US     Federal Home Loan Mortgage Corp.,
                      3.770%, maturing 11/08/01                                1,336,553
    300,000    US     Federal Home Loan Mortgage Corp.,
                      4.200%, maturing 02/28/02                                  291,530
                                                                             -----------
                                                                               3,994,540
                                                                             -----------
TOTAL SHORT-TERM INVESTMENTS (COST $7,560,537)                        17.6%    7,560,537
                                                                             -----------

TOTAL INVESTMENTS (COST $53,573,194)****                             114.0%   48,988,158

                      OTHER ASSETS LESS LIABILITIES                  (14.0)%  (6,018,973)
                                                                             -----------
                      NET ASSETS                                     100.0%  $42,969,185
                                                                             ===========

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

144A Security is purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

** Settlement of mortgage backed securities is on a delayed delivery basis with the final maturity to be announced (TBA) in the future. At June 30, 2001, the cost of the Fund's forward commitment purchased was $6,923,382.

*** A portion of this security and cash have been segregated to cover the forward commitment purchase.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

Tax Information:

**** For Federal income tax purposes, cost is $53,660,632 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:



Unrealized appreciation                             $   806,435
Unrealized depreciation                              (5,478,909)
                                                    -----------
Net unrealized depreciation                         $(4,672,474)
                                                    ===========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investment in securities at June 30, 2001 categorized by country:

                                          % OF NET ASSETS
                                    ----------------------------
                           COUNTRY                    SHORT-TERM
COUNTRY                     CODE    EQUITIES   DEBT   AND OTHER     TOTAL

---------------------------------------------------------------------------
Bermuda                      BH        2.9%    0.3%        --        3.2%
Canada                       CA         --     1.1%        --        1.1%
Finland                      FI        0.5%     --         --        0.5%
France                       FR         --     0.5%        --        0.5%
United Kingdom               UK        1.3%    0.4%        --        1.7%
United States                US       50.7%   38.7%       3.6%      93.0%
                                    ------    ----     ------      -----
  Total                               55.4%   41.0%       3.6%     100.0%
                                    ======    ====     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Management's Performance Review

        Global markets continued to display market instability during the first half of 2001, from underperforming in the first quarter to then chalking up their best performance since early 2000 during the second quarter. For the first half of 2001, the Dresdner RCM Global Equity Fund returned -15.45%. By comparison, the MSCI ACWI Free Index returned -9.92%.

MARKET REVIEW

        After boosting short-term interest rates six times in the year 2000, the Federal Reserve's aggressive rate cuts in the first half of 2001 gave investors more optimism. Even further interest rate cuts by central banks were expected to lead to an economic rebound, and ultimately, a recovery in corporate earnings. This theme was most advanced in the U.S., where the Federal Reserve continued to lead the world in reducing short-term interest rates, for a total of 275 basis points in the first half of the year. The Bank of England cut interest rates by 50 basis points during the second quarter, but the European Central Bank reduced its' rates only 25 basis points, its first rate cut in over a year. The ECB's ability to reduce interest rates was constrained by concerns regarding inflation in food and energy prices, as well as the slumping Euro.

        Meanwhile, the Bank of Japan had already lowered interest rates down to 0% in the first quarter, but market sentiment was driven by the prospect for structural reforms under the newly elected Koizumi government. However, significant reforms in Japan are not expected until after the Upper House elections at the end of the third quarter. On a regional basis, the U.S. market rallied more than other major markets during the second quarter (up 6.0%) as market participants began to envision an economic recovery. Similarly, the fact that technology (up 7.7%) and materials (up 6.6%) stocks outperformed is tied to their cyclical nature. In contrast, telecommunication services (down 9.0%) and the defensive healthcare sector (down 0.3%) underperformed.

FACTORS AFFECTING PERFORMANCE

        The Global Equity Fund outperformed the MSCI ACWI Free Index during the second quarter of 2001 as favorable stock selection and industry strategy helped performance, while the Fund underperformed its' benchmark for the first half of 2001. An overweight position within the consumer discretionary sector during the second quarter aided performance. Stock selection was impaired within the health care and consumer staples sectors during the first quarter and utilities and technology during the second quarter. This was partially offset by decent stock selection within the financial sector (Sallie Mae in the U.S. and Royal Bank of Scotland in the U.K.) during the first quarter and health care (MedImmune, IMS Health, and Johnson & Johnson in the U.S., GlaxoSmithKline in the U.K.) during the second quarter. Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, believes that markets will continue to punish stocks that announce disappointing earnings.

        This led to an overweight position within the health care sector within the second quarter. The health care stocks in the Fund are broadly diversified; indeed, the Fund held a number of larger pharmaceutical companies (American Home Products, Pfizer, and Pharmacia in the U.S., Aventis, GlaxoSmithKline and Shire Pharmaceuticals in Europe), health care equipment companies (Johnson & Johnson in the U.S.), and health care services companies (IMS Health in the U.S.). Numerous Dresdner RCM's Grassroots-SM- Research studies have been conducted regarding health care stocks. For example, these studies have highlighted the prospects for Pfizer's cholesterol drug (Lipitor), Novartis's atopic dermatitis drug (SDZ-ASM981), Aventis's allergy drug (Allegra) and Shire's latest attention deficit hyperactivity disorder drug (ADDERALL XR).

OUTLOOK

        Dresdner RCM's fundamental outlook remains unchanged, that continued market volatility is expected as companies continue to announce relatively poor corporate earnings. Given the Federal Reserve's aggressiveness in reducing interest rates this year, the portfolio managers believe that U.S. companies, on aggregate, are more advanced in the economic cycle than their counterparts around the world. Whereas the Federal Reserve has been aggressive, its European counterparts have lagged. As ECB policymakers are just now starting to realize that their economy is not immune to a global slowdown, more bad news in the region is expected before the ECB continues to ease monetary policy and ultimately spur corporate earnings. In Japan, the long

 Dresdner RCM Global Equity Fund
 Management's Performance Review

awaited hopes for significant structural reform will be critical to unlocking shareholder value. While the Koizumi government is impressive thus far, enacting structural reforms will undoubtedly lead to a worsening of the economy in the short term. Fortunately, Koizumi's high approval rating amongst the Japanese electorate bodes well for his policies. Overall, Dresdner RCM continues to favor companies with visible earnings growth, reflected in the Fund's second quarter overweight within the healthcare sector. Many of these historically safe-haven stocks have already attained relatively high valuation levels.

 Dresdner RCM Global Equity Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/30/98 - 6/30/01)(d)

       CLASS I SHARES(D)  S&P 500 INDEX(A)  MSCI-ACWI FREE(B)
12/98            $10,000           $10,000            $10,000
1/99             $10,300           $10,418            $10,204
2/99              $9,940           $10,094             $9,948
3/99             $10,430           $10,498            $10,396
4/99             $10,520           $10,904            $10,845
5/99             $10,160           $10,647            $10,462
6/99             $11,000           $11,238            $10,983
7/99             $11,130           $10,887            $10,938
8/99             $11,320           $10,833            $10,925
9/99             $11,380           $10,536            $10,807
10/99            $12,260           $11,203            $11,353
11/99            $13,850           $11,430            $11,707
12/99            $16,220           $12,104            $12,682
1/00             $15,759           $11,496            $11,998
2/00             $17,266           $11,279            $12,039
3/00             $17,266           $12,382            $12,830
4/00             $15,934           $12,009            $12,254
5/00             $14,919           $11,763            $11,935
6/00             $16,292           $12,052            $12,246
7/00             $15,852           $11,864            $11,886
8/00             $17,009           $12,601            $12,255
9/00             $15,954           $11,936            $11,582
10/00            $15,493           $11,885            $11,355
11/00            $13,997           $10,949            $10,651
12/00            $14,469           $11,003            $10,913
1/01             $14,283           $11,393            $11,189
2/01             $12,936           $10,354            $10,248
3/01             $11,847            $9,698             $9,558
4/01             $12,893           $10,451            $10,254
5/01             $12,693           $10,521            $10,140
6/01             $12,234           $10,266             $9,830

PERFORMANCE(c)
JUNE 30, 2001

                                                             CUMULATIVE
                                                    SINCE      SINCE
GLOBAL EQUITY FUND              YTD(E)   1 YEAR   INCEPTION  INCEPTION
Class I
Average Annual Total Return(d)  -15.45%  -24.91%    8.40%      22.34%
S&P 500 Stock Index
Average Annual Total Return(a)   -6.70%  -14.83%    1.05%       2.66%
MSCI-ASWI Free
Average Annual Total Return(b)   -9.92%  -20.34%   -0.68%      -1.70%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(b) The MSCI All Country World Free Index ("ACWI") is a market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries in the Americas, Europe/Middle East, and Asia/Pacific regions. The Index is calculated without dividends or with gross dividends reinvested, in both U.S. Dollars and local currencies. The MSCI ACWI Free Index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  Class I shares commenced operations on December 30, 1998.
(e)  Unannualized.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                        % OF          VALUE
SHARES   COUNTRY                                     NET ASSETS      (NOTE 1)

------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                           9.8%
                  CAPITAL GOODS                              7.5%
    160    US     Deere & Co.                                       $    6,056
    775    US     General Electric Co.                                  37,781
    100    FR     Schneider Electric S.A.                                5,528
  1,000    JP     Sumitomo Electric Industries,
                  Ltd.                                                  11,338
    475    BH     Tyco International Ltd.                               25,888
                                                                    ----------
                                                                        86,591
                                                                    ----------
                  COMMERCIAL SERVICES & SUPPLIES             2.3%
  1,100    US     Cendant Corp. *                                       21,450
    100    US     Enron Corp.                                            4,900
                                                                    ----------
                                                                        26,350
                                                                    ----------
CONSUMER DISCRETIONARY SECTOR                               17.9%
                  AUTOMOBILES & COMPONENTS                   1.2%
    400    JP     Toyota Motor Corp.                                    14,080
                                                                    ----------
                  CONSUMER DURABLES & APPAREL                4.8%
    100    US     Electronic Arts Inc. *                                 5,790
    200    US     Gemstar-TV Guide International
                  Inc. *                                                 8,520
    820    US     Mattel Inc.                                           15,514
    100    JP     Nintendo Co. Ltd.                                     18,202
    120    JP     Sony Corp. (ADR)                                       7,896
                                                                    ----------
                                                                        55,922
                                                                    ----------
                  HOTELS, RESTAURANTS & LEISURE              4.1%
    160    FR     Accor S.A.                                             6,752
    450    US     Carnival Corp.                                        13,815
  1,650    UK     Compass Group PLC                                     13,204
    610    US     Starbucks Corp. *                                     14,030
                                                                    ----------
                                                                        47,801
                                                                    ----------
                  MEDIA                                      5.1%
    217    US     AOL Time Warner Inc. *                                11,501
    230    US     Comcast Corp. (Class A) *                              9,982
  3,500    UK     Granada PLC                                            7,347
    350    US     Interpublic Group of Cos. Inc.                        10,272
    100    US     McGraw-Hill Cos. Inc.                                  6,615
    150    FR     Vivendi Universal S.A.                                 8,743
    130    NL     VNU N.V.                                               4,402
                                                                    ----------
                                                                        58,862
                                                                    ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                        % OF          VALUE
SHARES   COUNTRY                                     NET ASSETS      (NOTE 1)

------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                  RETAILING                                  2.7%
    375    US     Home Depot Inc.                                   $   17,456
    250    US     The Gap Inc.                                           7,250
    125    US     Wal-Mart Stores Inc.                                   6,100
                                                                    ----------
                                                                        30,806
                                                                    ----------
CONSUMER STAPLES SECTOR                                      4.0%
                  FOOD & DRUG RETAILING                      2.0%
    250    US     Safeway Inc. *                                        12,000
  3,200    UK     Tesco PLC                                             11,544
                                                                    ----------
                                                                        23,544
                                                                    ----------
                  FOOD, BEVERAGE & TOBACCO                   1.2%
    200    US     Anheuser-Busch Cos. Inc.                               8,240
    100    NL     Unilever N.V.                                          5,994
                                                                    ----------
                                                                        14,234
                                                                    ----------
                  HOUSEHOLD & PERSONAL PRODUCTS              0.8%
    600    UK     Reckitt Benckiser PLC                                  8,649
                                                                    ----------
ENERGY SECTOR                                                6.7%
                  ENERGY                                     6.7%
    800    UK     BP PLC                                                 6,576
    600    IT     ENI S.p.A                                              7,314
    190    US     NRG Energy Inc. *                                      4,195
    190    US     Schlumberger Ltd.                                     10,004
  2,320    UK     Shell Transport & Trading Co.
                  PLC                                                   19,284
    110    FR     TotalFinaElf S.A.                                     15,402
    350    US     Transocean Sedco Forex Inc.                           14,438
                                                                    ----------
                                                                        77,213
                                                                    ----------
FINANCIAL SECTOR                                            20.7%
                  BANKS                                     10.3%
    681    ES     Banco Santander Central
                  Hispano S.A.                                           6,169
    250    US     Citigroup Inc.                                        13,210
    700    AU     Commonwealth Bank of Australia                        12,146
     85    DE     Deutsche Bank AG                                       6,091
    165    US     Fifth Third Bancorp                                    9,908
    370    US     FleetBoston Financial Corp.                           14,596
    210    US     J.P. Morgan Chase & Co.                                9,366
    850    UK     Royal Bank of Scotland Group
                  PLC                                                   18,732
     85    CH     UBS AG                                                12,178
      2    JP     UFJ Holdings Inc.                                     10,760
  1,450    IT     UniCredito Italiano S.p.A.                             6,224
                                                                    ----------
                                                                       119,380
                                                                    ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                        % OF          VALUE
SHARES   COUNTRY                                     NET ASSETS      (NOTE 1)

------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                  DIVERSIFIED FINANCIALS                     0.7%
     95    US     The Goldman Sachs Group Inc.                      $    8,151
                                                                    ----------
                  INSURANCE                                  9.7%
    540    BH     ACE Ltd.                                              21,109
    425    US     AFLAC Inc.                                            13,383
     30    DE     Allianz AG                                             8,756
    275    US     American International Group
                  Inc.                                                  23,650
     42    DE     Muenchener
                  Rueckversicherungs-Gesellschaft
                  AG                                                    11,705
      5    CH     Swiss Re                                               9,992
  1,000    JP     The Tokio Marine & Fire
                  Insurance Co. Ltd.                                     9,341
    175    BH     XL Capital Ltd. (Class A)                             14,368
                                                                    ----------
                                                                       112,304
                                                                    ----------
HEALTH CARE SECTOR                                          14.8%
                  BIOTECHNOLOGY                              2.6%
    110    US     Amgen Inc. *                                           6,675
    135    US     Applera Corp. - Celera
                  Genomics Group * (a)                                   5,354
    240    US     MedImmune Inc. *                                      11,328
    200    US     Millennium Pharmaceuticals
                  Inc. *                                                 7,116
                                                                    ----------
                                                                        30,473
                                                                    ----------
                  HEALTH CARE EQUIPMENT &
                  SUPPLIES                                   2.9%
    430    US     Johnson & Johnson                                     21,500
    200    US     Medtronic Inc.                                         9,202
    125    US     Waters Corp. *                                         3,451
                                                                    ----------
                                                                        34,153
                                                                    ----------
                  HEALTH CARE PROVIDERS &
                  SERVICES                                   1.4%
    550    US     IMS Health Inc.                                       15,675
                                                                    ----------
                  PHARMACEUTICALS                            7.9%
    225    US     American Home Products Corp.                          13,149
     75    FR     Aventis S.A.                                           5,987
    712    UK     GlaxoSmithKline PLC                                   20,027
    550    US     Pfizer Inc.                                           22,028
    410    US     Pharmacia Corp.                                       18,840
    600    UK     Shire Pharmaceuticals Group
                  PLC *                                                 10,919
                                                                    ----------
                                                                        90,950
                                                                    ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                        % OF          VALUE
SHARES   COUNTRY                                     NET ASSETS      (NOTE 1)

------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
MATERIALS SECTOR                                             2.4%
                  MATERIALS                                  2.4%
    931    AU     BHP Billiton Ltd. *                               $    5,038
    875    AU     BHP Ltd.                                               4,619
  1,300    UK     Billiton PLC                                           6,477
     65    FR     Lafarge S.A.                                           5,558
    125    CH     Syngenta AG *                                          6,572
                                                                    ----------
                                                                        28,264
                                                                    ----------
TECHNOLOGY SECTOR                                           15.6%
                  COMMUNICATIONS EQUIPMENT                   3.1%
    130    US     Comverse Technology Inc. *                             7,423
    175    US     Juniper Networks Inc. *                                5,443
    550    US     Motorola Inc.                                          9,108
    385    FI     Nokia Oyj                                              8,725
     90    US     QUALCOMM Inc. *                                        5,263
                                                                    ----------
                                                                        35,962
                                                                    ----------
                  COMPUTERS & PERIPHERALS                    2.0%
    525    US     Compaq Computer Corp.                                  8,131
    185    US     EMC Corp. *                                            5,374
     90    US     International Business
                  Machines Corp.                                        10,170
                                                                    ----------
                                                                        23,675
                                                                    ----------
                  SEMICONDUCTORS & INSTRUMENTS               3.2%
    150    US     Applied Micro Circuits Corp. *                         2,580
    125    NL     ASML Holding N.V. (N.Y.
                  Registered Shares) *                                   2,781
    355    US     Intel Corp.                                           10,384
    125    US     Micron Technology Inc. *                               5,137
  1,000    JP     NEC Corp.                                             13,511
     30    KR     Samsung Electronics Co. Ltd.
                  (144A) (GDR)                                           2,354
                                                                    ----------
                                                                        36,747
                                                                    ----------
                  SOFTWARE                                   7.3%
    200    UK     Amdocs Ltd. *                                         10,770
    175    US     BEA Systems Inc. *                                     5,374
     97    IS     Check Point Software
                  Technologies Ltd. *                                    4,905
    500    US     Microsoft Corp. *                                     36,500
    400    US     Network Associates Inc. *                              4,980
     40    DE     SAP AG                                                 5,551

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                        % OF          VALUE
SHARES   COUNTRY                                     NET ASSETS      (NOTE 1)

------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                  SOFTWARE (CONTINUED)
    210    US     Siebel Systems Inc. *                             $    9,849
    100    US     VERITAS Software Corp. *                               6,653
                                                                    ----------
                                                                        84,582
                                                                    ----------
TELECOMMUNICATION SERVICES SECTOR                            6.1%
                  TELECOMMUNICATION SERVICES                 6.1%
    250    US     BellSouth Corp.                                       10,067
    200    US     Crown Castle International
                  Corp. *                                                3,280
    225    DE     Deutsche Telekom AG                                    5,128
  1,300    UK     Energis PLC *                                          3,451
    425    US     Nextel Communications Inc.
                  (Class A) *                                            7,438
    400    US     Qwest Communications
                  International Inc.                                    12,748
    550    IT     Telecom Italia S.p.A.                                  4,935
    624    ES     Telefonica S.A. *                                      7,691
  4,875    UK     Vodafone Group PLC                                    10,799
    350    US     WorldCom Group                                         4,970
     14    US     WorldCom Inc.-MCI Group *                                225
                                                                    ----------
                                                                        70,732
                                                                    ----------
UTILITIES SECTOR                                             3.0%
                  UTILITIES                                  3.0%
    215    US     AES Corp. *                                            9,255
  5,100    UK     Centrica PLC                                          16,300
    300    US     Reliant Energy Inc.                                    9,663
                                                                    ----------
                                                                        35,218
                                                                    ----------
TOTAL EQUITY INVESTMENTS (COST $1,271,788)                 101.0%    1,170,318
                                                                    ----------
SHORT-TERM INVESTMENTS
                  MONEY MARKET FUNDS                         0.8%
  4,891    US     SSgA Money Market Fund                                 4,891
  4,892    US     SSgA U.S. Government Money
                  Market Fund                                            4,892
                                                                    ----------
TOTAL SHORT-TERM INVESTMENTS (COST $9,783)                   0.8%        9,783
                                                                    ----------

TOTAL INVESTMENTS (COST $1,281,571)**                      101.8%    1,180,101

                  OTHER ASSETS LESS LIABILITIES             (1.8)%     (21,433)
                                                                    ----------
                  NET ASSETS                               100.0%   $1,158,668
                                                                    ==========

--------------------------------

*    Non-income producing security
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
144A Security is purchased pursuant to Rule 144A of Securities Act of 1933 and may be resold to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

Tax Information:

** For Federal income tax purposes, cost is $1,287,492 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $   58,799
Unrealized depreciation                               (166,190)
                                                    ----------
Net unrealized depreciation                         $ (107,391)
                                                    ==========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2001 categorized by country:

                                                % OF NET ASSETS
                                         ------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER    TOTAL

-----------------------------------------------------------------------
Australia                         AU        1.9%         --       1.9%
Bermuda                           BH        5.3%         --       5.3%
Finland                           FI        0.8%         --       0.8%
France                            FR        4.1%         --       4.1%
Germany                           DE        3.2%         --       3.2%
Israel                            IS        0.4%         --       0.4%
Italy                             IT        1.6%         --       1.6%
Japan                             JP        7.3%         --       7.3%
Korea                             KR        0.2%         --       0.2%
Netherlands                       NL        1.1%         --       1.1%
Spain                             ES        1.2%         --       1.2%
Switzerland                       CH        2.5%         --       2.5%
United Kingdom                    UK       14.2%         --      14.2%
United States                     US       57.2%       (1.0)%    56.2%
                                         ------     -------     -----
  Total                                   101.0%       (1.0)%   100.0%
                                         ======     =======     =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Management's Performance Review

        Investor's fears of recession and aversion to risk, and a ferocious bear market in technology sent small cap stocks throughout the world plummeting during the first three months of 2001. However, the second quarter enabled the U.S. small cap stock market to take the lead, as European and Japanese markets continued to struggle. For the first half of 2001, the Dresdner RCM Small Cap Fund returned -13.09% and -13.18% for the Class I and Class N shares, respectively. By comparison, the MSCI Small Cap World Index, returned 3.71%.

MARKET REVIEW

        The investing environment remained extremely challenging during the first three months of the year, reflecting weakening corporate profits and concerns over the possibility of a global recession. In the U.S., economic growth came to a standstill as the Nasdaq Composite Index entered bear market territory and fell about 60% from its peak on March 10, 2000. Hopes that the U.S. Federal Reserve could rescue investors were dashed when the markets failed to sustain a rally, despite three 50-basis point interest rate cuts. In Europe, years of capital spending, related to the telecommunications infrastructure, reflected very optimistic assumptions about economic growth. In Japan, markets fell to 15-year lows as that nation continued to wallow in political and economic stagnation. In such a bearish environment, defensive sectors such as energy, financial services and utilities declined the least, while technology, telecommunications and media continued to suffer steep losses.

        Although the U.S. small cap stock environment was surrounded by negative earnings pre-announcements, the second quarter brought heightened concerns about a global economic slowdown and strong investor preference for value style investments at the expense of growth, overall, the U.S. small cap market has performed favorably for the year. To be sure, the Federal Reserve's actions to reduce interest rates and hopefully boost liquidity was seen as a positive backdrop. But the central bank in Europe was not nearly as aggressive, slicing their lending rate by only 25 basis points, and there was little more that Japanese monetary authorities could do to stimulate the economy. As a result, Europe and Japan small cap stock performance generally lagged the U.S.

        The second quarter was a tug of war between two perspectives. The positive view seemed to be that aggressive Federal Reserve action and tax cuts currently in place are going to work, propelling the stock market, but probably not until 2002. The negative view saw the widespread epidemic of red ink generated in industries across all sectors of the market. Indeed, the market rally early in the second quarter reflected this positive view, but fell short again in June as earnings were disappointing, though better than the first quarter.

FACTORS AFFECTING PERFORMANCE

        The Fund underperformed its benchmark during the first three months of the year due to the portfolio being overweighted in the poorly performing telecommunications sector, but lightly weighted toward better performing areas such as consumer durables and retailing. In the previous year, the Fund had reduced its technology emphasis from about 40% of the portfolio to about 15%. Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, typically relies on bottom-up stock selection. However, top-down factors played a more important role in the early part of 2001 due to the bear market in the technology sector.

        Another move that hurt the Fund early in the year was a decision to add to the Fund's Japanese holdings- to begin buying those sectors that had felt the earliest impact of the global recession scenario. Dresdner RCM viewed the Japanese authorities' talks of returning to a 0% interest-rate monetary policy early in 2001 as a necessary step to a market recovery. At the same time, Dresdner RCM believed that Europe was the most vulnerable to dashed expectations, and so European stocks were sold to finance the purchase of securities in Japan.

        As of March 31, 2001, 52% of the Fund's assets were invested in North America versus 41% for the benchmark. About 34% was invested in Europe, nearly matching the Index. About 14% of the Fund was invested in Japan, compared to 19% for the benchmark and the portfolio's weighting in Asia ex-Japan was about 3%, versus 7% for the benchmark.

 Dresdner RCM Global Small Cap Fund
 Management's Performance Review

        Early in the second quarter, the Fund increased its weighting in North America where small cap stocks performed very well in 2001. Money was taken out of Europe, which seems to be entering a period of economic malaise, while the Fund's Japanese holdings remained sparse. As of June 30, 2001, 49.3% of the Fund was invested in North America versus 42.2% for the MSCI Small Cap World Index. About 24.7% was invested in Europe, compared to 30.3% for the Index. Only 8.5% of the Fund was invested in Japan, compared to 19.5% for the benchmark, whereas 2.1% was invested in Asia ex-Japan, versus 8.0% for the benchmark.

        Globally, the biotechnology sector was among the better performers for the period. The second quarter rebound was fueled in part by positive news coming out of a variety of medical meetings. A number of new cancer drugs were presented at the American Society of Clinical Oncology (ASCO) during the quarter. Among the Fund's top performers was Immunomedics, a biotech company developing products to detect a variety of cancers and Cephalon, a company focused on neurological disorders and pain management. Results presented in the second quarter showed Cephalon's drug, Provigil, might be effective in treating sleep disorders such as narcolepsy.

        The second quarter saw internet-related stocks performing better than expected considering the negative drumbeat of publicity surrounding the dotcoms. Case in point: Dresdner RCM conducted a Grassroots-SM- Research study on WatchGuard Technologies, a provider of Internet security for the business environment, in search of evidence that some internet stocks were keeping their heads above water. The study concluded that WatchGuard Technologies has a strong reputation and is likely to see substantial growth in the Internet security solutions market. Software technology also had a reasonably strong area of performance. For example, Support.com, which produces troubleshooting software for desktop computers, produced strong gains for the Fund in the second quarter. The company's blue-chip clientele includes General Electric, IBM and Sony. Logitech, a Swiss manufacturer of interactive gaming controllers and computer interface devices, also posted positive results for the Fund.

        Energy stocks proved to be the sector with the largest negative performance within the Fund during the second quarter, as oil and natural gas prices declined in recent months. The Fund managers' believe the decline is temporary since demand still far exceeds the supply for energy.

OUTLOOK

        Dresdner RCM believes that even with good performance in the U.S. for the first half of 2001, small cap stocks are generally trading at attractive valuations, and at substantial discounts to their large-cap counterparts. This disparity is exaggerated by the fact that large cap stocks typically outperform small cap stocks and had been up until a few years ago. History suggests small cap stocks are a good lead indicator when economies are emerging from a recession. Dresdner RCM is increasingly bullish for the asset class and believes it will lead the large cap stocks out of a recession environment.

        Europe's economy seems to be where the U.S. economy was about six months ago, when it entered a period of slowdown. This does not appear to bode well for small cap stocks in Europe, which the Fund managers' believe are unlikely to perform well until economic growth is in sight. In Japan, investors and money managers alike are still searching for evidence of significant economic change following the election of Junichiro Koizumi as that country's new Prime Minister. The Fund will strive to maintain an underweight position in this region, but that could change if Japan enacts meaningful reform.

        In this challenging environment, the Fund managers' will continue to believe in companies that are outperforming their peers on a fundamental basis. Dresdner RCM's focus will be on the highest growth companies whose stock prices may benefit once the economy improves.

 Dresdner RCM Global Small Cap Fund
 Total Return Index Comparison(d)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/31/96 - 6/30/01)(f)(g)

                                                MSCI WORLD SMALL
       CLASS I SHARES(F)  SALOMON EMI INDEX(A)    CAP INDEX(B)
12/96            $10,000               $10,000           $10,000
1/97             $10,290               $10,021           $10,061
2/97             $10,010               $10,005           $10,043
3/97              $9,410                $9,665            $9,608
4/97              $9,320                $9,620            $9,402
5/97             $10,730               $10,370           $10,309
6/97             $11,750               $10,689           $10,627
7/97             $12,280               $10,978           $10,768
8/97             $12,320               $10,846           $10,491
9/97             $13,260               $11,313           $10,757
10/97            $12,440               $10,838           $10,193
11/97            $12,410               $10,645            $9,723
12/97            $12,548               $10,647            $9,431
1/98             $12,446               $10,711            $9,613
2/98             $13,827               $11,501           $10,449
3/98             $15,071               $11,980           $10,739
4/98             $15,705               $12,039           $10,810
5/98             $15,388               $11,799           $10,536
6/98             $15,784               $11,645           $10,270
7/98             $15,524               $11,152            $9,784
8/98             $12,197                $9,366            $8,160
9/98             $12,096                $9,589            $8,143
10/98            $12,707               $10,162            $8,717
11/98            $14,144               $10,599            $9,183
12/98            $14,968               $11,084            $9,376
1/99             $15,101               $11,023            $9,383
2/99             $14,049               $10,528            $8,960
3/99             $14,375               $10,756            $9,284
4/99             $15,065               $11,461            $9,990
5/99             $15,065               $11,393            $9,869
6/99             $17,134               $11,854           $10,413
7/99             $17,461               $11,868           $10,664
8/99             $18,018               $11,724           $10,704
9/99             $18,586               $11,553           $10,673
10/99            $19,736               $11,692           $10,538
11/99            $25,471               $12,212           $10,986
12/99            $30,630               $13,000           $11,756
1/00             $31,992               $12,725           $11,847
2/00             $39,014               $13,965           $13,278
3/00             $37,547               $13,956           $12,784
4/00             $32,752               $13,095           $11,867
5/00             $29,451               $12,687           $11,639
6/00             $35,281               $13,491           $12,495
7/00             $31,363               $13,087           $11,920
8/00             $34,848               $13,970           $12,737
9/00             $33,604               $13,431           $12,319
10/00            $29,411               $12,821           $11,728
11/00            $24,695               $11,788           $11,152
12/00            $26,379               $12,521           $11,564
1/01             $27,087               $12,865           $11,995
2/01             $23,903               $12,075           $11,648
3/01             $21,469               $11,224           $11,011
4/01             $23,351               $12,170           $11,884
5/01             $23,761               $12,319           $12,020
6/01             $22,926               $12,195           $11,993

PERFORMANCE(d)
JUNE 30, 2001

                                                                 CUMULATIVE
                                                        SINCE      SINCE
GLOBAL SMALL CAP FUND      YTD(H)   1 YEAR   3 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total
Return(f)                  -13.09%  -35.02%   13.25%   20.25%     129.26%
Class N
Average Annual Total
Return(e)(g)               -13.18%  -35.13%   13.11%   20.08%     127.83%
Salomon EMI
Average Annual Total
Return(a)                   -2.60%   -9.61%    1.55%    4.51%      21.95%
MSCI World Small Cap
Index
Average Annual Total
Return(b)(c)                 3.71%   -4.02%    5.32%    4.12%      19.93%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Salomon Brothers Extended Market Index ("EMI") is a component of the Salomon Brothers Broad Market Index ("BMI") which includes listed shares of over 7,000 companies with a combined market capitalization currently in excess of $25 trillion. The BMI consists of two components: The Primary Market Index ("PMI") is the large capitalization stock component and the EMI is the small capitalization stock component. The PMI universe is defined as those stocks falling within the top 80% of the cumulative available capital level in each country. The EMI includes the bottom 20% of the cumulative available capital level in each country.
(b) The Morgan Stanley Capital International (MSCI) World Small Cap Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/ Pacific Region. The Index is created by selecting companies within the market capitalization range of $200 - $800 million. The Index aims to represent 40% of the Small Cap universe within each country by capturing 40% of each industry. The Index is calculated without dividends, with net or with gross dividends reinvested, in both US dollars and local currencies.

 Dresdner RCM Global Small Cap Fund
 Total Return Index Comparison

(c) Effective May 1, 2000 the Fund's performance benchmark was changed from the Salomon EMI Index to the MSCI World Small Cap Index. The Fund's Board of Directors believes that the composition of the MSCI World Small Cap Index more accurately reflects the global small cap focus of the Fund and the market capitalization ranges of securities in which the Fund is most likely to invest.
(d) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(e) Class N shares were first issued on March 9, 1999, and pay Rule 12b-1 fees. Class N returns through March 9, 1999 are based on Class I returns and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.
(f) Returns from January 1, 1998 through December 31, 1998 reflect the deduction of Rule 12b-1 fees. On December 31, 1998, all Fund shares were redesignated as Class I shares, which do not pay Rule 12b-1 fees. Performance results for periods after December 31, 1998 do not reflect the deduction of Rule 12b-1 fees.
(g) The value of a $10,000 investment for Class N is $22,783 for the period from December 31, 1996 to June 30, 2001.
(h)  Unannualized.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                               % OF           VALUE
SHARES     COUNTRY                                          NET ASSETS      (NOTE 1)

--------------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                                   9.5%
                    CAPITAL GOODS                                    5.9%
   17,500    US     Active Power Inc. *                                    $   291,900
   49,000    UK     Amey PLC                                                   240,164
   57,500    UK     Bovis Homes Group PLC                                      270,908
    1,290    CH     Kaba Holding AG (B Shares)                                 254,791
   12,500    DK     NEG Micon A/S *                                            567,166
                                                                           -----------
                                                                             1,624,929
                                                                           -----------
                    COMMERCIAL SERVICES & SUPPLIES                   3.6%
   10,700    US     Aquila Inc. *                                              263,755
   32,500    US     Kforce Inc. *                                              211,250
   78,000    UK     Michael Page International PLC *                           160,501
   11,000    US     Waste Connections Inc. *                                   347,600
                                                                           -----------
                                                                               983,106
                                                                           -----------
CONSUMER DISCRETIONARY SECTOR                                       16.5%
                    CONSUMER DURABLES & APPAREL                      6.0%
  147,500    AU     Billabong International Ltd.                               397,216
   15,000    JP     Capcom Co. Ltd.                                            514,771
   23,000    JP     Star Micronics Co. Ltd.                                    244,356
    8,300    US     THQ Inc. *                                                 494,929
                                                                           -----------
                                                                             1,651,272
                                                                           -----------
                    HOTELS, RESTAURANTS & LEISURE                    2.9%
   59,500    UK     J.D. Wetherspoon PLC                                       307,527
   25,000    ES     NH Hoteles S.A.                                            295,663
    7,700    US     School Specialty Inc. *                                    199,045
                                                                           -----------
                                                                               802,235
                                                                           -----------
                    MEDIA                                            3.2%
   22,500    US     Advanced Marketing Services Inc.                           469,125
   17,500    SE     Modern Times Group MTG AB (B Shares)
                    *                                                          393,890
                                                                           -----------
                                                                               863,015
                                                                           -----------
                    RETAILING                                        4.4%
    7,640    JP     Belluna Co. Ltd.                                           230,335
    9,500    US     Fred's Inc.                                                244,625
    7,000    IT     Tod's S.p.A                                                279,113

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                               % OF           VALUE
SHARES     COUNTRY                                          NET ASSETS      (NOTE 1)

--------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    RETAILING (CONTINUED)
    9,000    US     Too Inc. *                                             $   246,600
    2,500    JP     Yamada Denki Co. Ltd.                                      204,465
                                                                           -----------
                                                                             1,205,138
                                                                           -----------
CONSUMER STAPLES SECTOR                                              1.9%
                    FOOD, BEVERAGE & TOBACCO                         1.3%
    5,390    SK     Hite Brewery Co. Ltd.                                      181,953
    6,094    FR     Remy Cointreau S.A.                                        175,405
                                                                           -----------
                                                                               357,358
                                                                           -----------
                    HOUSEHOLD & PERSONAL PRODUCTS                    0.6%
    4,900    JP     KOSE Corp.                                                 168,158
                                                                           -----------
ENERGY SECTOR                                                       10.4%
                    ENERGY                                          10.4%
   15,000    US     Cal Dive International Inc. *                              369,000
   27,500    US     Gulf Island Fabrication Inc. *                             396,000
    4,200    NL     IHC Caland N.V.                                            211,557
   32,500    US     Patterson-UTI Energy Inc. *                                580,775
    8,200    CA     Precision Drilling Corp. *                                 256,168
   24,700    US     Superior Energy Services Inc. *                            195,130
   33,200    NO     TGS Nopec Geophysical Co. ASA *                            494,326
   12,500    US     Veritas DGC Inc. *                                         346,875
                                                                           -----------
                                                                             2,849,831
                                                                           -----------
FINANCIAL SECTOR                                                     9.3%
                    BANKS                                            1.3%
   45,000    IE     Anglo Irish Bank Corp. PLC                                 171,049
       80    CH     Bank Sarasin & Cie (B Shares)                              189,167
                                                                           -----------
                                                                               360,216
                                                                           -----------
                    DIVERSIFIED FINANCIALS                           4.1%
   18,200    US     American Home Mortgage Holdings Inc.                       216,671
   16,300    US     IndyMac Bancorp Inc. *                                     436,840
   12,300    US     InterCept Group Inc. *                                     467,400
                                                                           -----------
                                                                             1,120,911
                                                                           -----------
                    INSURANCE                                        3.9%
   10,000    BH     Annuity & Life Re (Holdings) Ltd.                          357,500

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                               % OF           VALUE
SHARES     COUNTRY                                          NET ASSETS      (NOTE 1)

--------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    INSURANCE (CONTINUED)
   14,100    ES     Corporacion Mapfre, Compania
                    Internacional de Reaseguros S.A.                       $   294,714
   25,800    KY     Scottish Annuity & Life Holdings
                    Ltd.                                                       438,600
                                                                           -----------
                                                                             1,090,814
                                                                           -----------
HEALTH CARE SECTOR                                                  17.3%
                    BIOTECHNOLOGY                                    7.6%
   17,500    US     Antigenics Inc. *                                          345,625
   22,500    US     Applied Molecular Evolution *                              280,800
   27,900    US     AVANT Immunotherapeutics Inc. *                            157,635
    9,800    UK     Cambridge Antibody Technology Group
                    PLC *                                                      285,578
    4,400    US     Cell Therapeutics Inc. *                                   121,616
   15,000    US     Immunomedics Inc. *                                        321,000
   15,000    US     Medarex Inc. *                                             352,500
    7,000    US     Titan Pharmaceuticals Inc. *                               210,070
                                                                           -----------
                                                                             2,074,824
                                                                           -----------
                    HEALTH CARE EQUIPMENT & SUPPLIES                 3.9%
   14,360    JP     Japan Medical Dynamic Marketing Inc.                       498,565
   35,000    US     MacroPore Inc. *                                           235,557
    8,000    US     Med-Design Corp. *                                         241,120
    6,100    UK     Oxford GlycoSciences PLC *                                  95,227
                                                                           -----------
                                                                             1,070,469
                                                                           -----------
                    HEALTH CARE PROVIDERS & SERVICES                 5.2%
   37,500    SE     Capio AB *                                                 273,885
    4,700    JP     Hogy Medical Co. Ltd.                                      239,305
    9,800    US     Per-Se Technologies Inc. *                                  79,870
    9,000    US     Province Healthcare Co. *                                  317,610
   17,400    US     Triad Hospitals Inc. *                                     512,778
                                                                           -----------
                                                                             1,423,448
                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                               % OF           VALUE
SHARES     COUNTRY                                          NET ASSETS      (NOTE 1)

--------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    PHARMACEUTICALS                                  0.6%
      400    US     Cephalon Inc. *                                        $    28,200
   16,400    US     Deltagen Inc. *                                            147,272
                                                                           -----------
                                                                               175,472
                                                                           -----------
MATERIALS SECTOR                                                     0.9%
                    MATERIALS                                        0.9%
    6,800    US     DuraSwitch Industries Inc. *                               105,332
   30,000    CA     Methanex Corp. *                                           157,500
                                                                           -----------
                                                                               262,832
                                                                           -----------
TECHNOLOGY SECTOR                                                   21.2%
                    COMMUNICATIONS EQUIPMENT                         3.5%
    9,500    DE     Suess MicroTec AG *                                        277,462
   66,100    US     WatchGuard Technologies Inc. *                             677,525
                                                                           -----------
                                                                               954,987
                                                                           -----------
                    COMPUTERS & PERIPHERALS                          2.2%
    1,850    CH     Logitech International S.A. *                              592,871
                                                                           -----------
                    INFORMATION TECHNOLOGY CONSULTING &
                    SERVICES                                         2.5%
   20,000    US     FTI Consulting Inc. *                                      436,000
   28,000    SE     Intentia International AB (B Shares)
                    *                                                          244,372
                                                                           -----------
                                                                               680,372
                                                                           -----------
                    INTERNET SOFTWARE & SERVICES                     2.3%
   55,000    US     Priceline.com Inc. *                                       497,750
   22,000    US     Support.com Inc. *                                         141,900
                                                                           -----------
                                                                               639,650
                                                                           -----------
                    SEMICONDUCTORS & INSTRUMENTS                     5.2%
   17,500    US     Centillium Communications Inc. *                           432,950
    4,025    JP     Macnica Inc.                                               222,687
   32,200    US     Mattson Technology Inc. *                                  562,856
   18,600    US     Virata Corp. *                                             220,410
                                                                           -----------
                                                                             1,438,903
                                                                           -----------
                    SOFTWARE                                         5.5%
   16,000    US     AvantGo Inc. *                                              32,000
   77,000    UK     Eidos PLC *                                                267,483
   20,600    US     Interwoven Inc. *                                          348,140
    7,000    IE     IONA Technologies PLC (ADR) *                              269,500

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                               % OF           VALUE
SHARES     COUNTRY                                          NET ASSETS      (NOTE 1)

--------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    SOFTWARE (CONTINUED)
   10,000    IS     Precise Software Solutions Ltd. *                      $   307,000
   24,000    CH     TEMENOS Group AG *                                         286,421
                                                                           -----------
                                                                             1,510,544
                                                                           -----------
TOTAL EQUITY INVESTMENTS (COST $22,581,642)                         87.0%   23,901,355
                                                                           -----------

TOTAL INVESTMENTS (COST $22,581,642)**                              87.0%   23,901,355

                    OTHER ASSETS LESS LIABILITIES                   13.0%    3,558,990
                                                                           -----------
                    NET ASSETS                                     100.0%  $27,460,345
                                                                           ===========

--------------------------------

*    Non-income producing security
ADR  American Depositary Receipt

Tax Information:

** For Federal income tax purposes, cost is $23,042,226 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $2,926,759
Unrealized depreciation                             (2,067,630)
                                                    ----------
Net unrealized appreciation                         $  859,129
                                                    ==========

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2001 categorized by country:

                                                % OF NET ASSETS
                                         ------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER    TOTAL

-----------------------------------------------------------------------
Australia                         AU        1.4%      --          1.4%
Bermuda                           BH        1.3%      --          1.3%
Canada                            CA        1.5%      --          1.5%
Cayman Islands                    KY        1.6%      --          1.6%
Denmark                           DK        2.1%      --          2.1%
France                            FR        0.6%      --          0.6%
Germany                           DE        1.0%      --          1.0%
Ireland                           IE        1.6%      --          1.6%
Israel                            IS        1.1%      --          1.1%
Italy                             IT        1.0%      --          1.0%
Japan                             JP        8.5%      --          8.5%
Netherlands                       NL        0.8%      --          0.8%
Norway                            NO        1.8%      --          1.8%
South Korea                       SK        0.7%      --          0.7%
Spain                             ES        2.2%      --          2.2%
Sweden                            SE        3.3%      --          3.3%
Switzerland                       CH        4.8%      --          4.8%
United Kingdom                    UK        5.9%      --          5.9%
United States                     US       45.8%       13.0%     58.8%
                                         ------     -------     -----
  Total                                    87.0%       13.0%    100.0%
                                         ======     =======     =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Management's Performance Review

        Despite aggressive action by the Federal Reserve to jump-start the economy, the technology sector, which historically responds to Federal Reserve action, remained mired in a severe retrenchment throughout the first half of the year 2001. True, the investment environment appeared to improve during the second quarter, causing negative returns to moderate, but the corporate profits remained weak.

        For the first six months of 2001, the Dresdner RCM Global Technology Fund returned -35.10% and -35.22% for the Class I and Class N shares, respectively. By comparison, the Lipper Science & Technology Fund Index returned -22.10% while the broad-based S&P 500 Index returned -6.70%.

MARKET REVIEW

        Technology stocks rallied in January and April after the Federal Reserve issued surprise inter-meeting interest rate cuts. During these hopeful weeks, the consensus was that the Federal Reserve cuts were working, that consumer sentiment was improving and that a deep recession might be avoided. However, the underlying economic outlook, with unemployment rates on the rise and consumer spending dwindling late in the second quarter, did not support higher stock prices in the technology sector and the rallies fizzled.

        Meanwhile, a continuing drumbeat of negative revenue and earnings announcements weighed heavily on the sector. Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, commissioned a Grassroots-SM- Research survey report conducted of MIS managers and IT consultants. The report found companies in the U.S. were reportedly scaling back on IT spending, in such areas as hardware support, and becoming more cautious about the second half of the year. By mid-2001, it became clear that technology companies would not be able to brave the headwind of an economic slowdown. The Fund managers' believe the stimulus provided by the Federal Reserve and the recent tax cuts will not offset diminished corporate profits.

        Some areas, such as telecommunications equipment, reported particularly negative results with no sign of a rebound in sight. The culprit: overheated capital spending during the past several years that must be absorbed before new gains are possible.

FACTORS AFFECTING PERFORMANCE

        Although most of the damage to the "dot-coms" took place in 2000, it was to the Fund's advantage to remain lightly weighted in this area during early 2001. The Fund's largest Internet holding was eBay, the Internet auction service, that benefits from being an intermediary, not from taking possession or shipping inventory. During the first quarter, shares of eBay rose 10%.

        In an effort to position the Fund more defensively during the first quarter, Dresdner RCM added a category of companies with very stable business models -- the so-called "processing concerns," which handle everything from credit card transactions, payroll, bank accounts, automatic teller machines, mutual funds etc. One example is Concord EFS, a leading provider of electronic funds transfer services for ATM, credit card and debit card transactions, returned 18% during the first half. Other companies, such as Affiliated Computer Services, Electronic Data Systems and BISYS offered reasonable valuations relative to their growth rates.

        Other steps were taken, such as adding defense-related and pharmaceutical stocks, as well as keeping a high level of cash at critical points, such as in early March.

        As for the second quarter, the Fund managers believe that one of the reasons for the Fund's underperformance was the conservative cash position held in the Fund. For example, the Fund was heavily weighted in cash at the beginning of the second quarter when technology stocks rallied. The Fed's surprise rate cut in mid-April, combined with strong earnings reports issued by a handful of companies, caused the Fund managers' to become more aggressive and reduce the cash position. However, by late-May, it seemed investors began to worry about whether the recovery was indeed robust, as news of corporate pre-announcements -- some positive but mostly negative -- signaled a less-than-hopeful economy. This is an example of the technology sector's numerous false starts during the first half and suggests the Fund managers could no longer wait for a trend to

 Dresdner RCM Global Technology Fund
 Management's Performance Review

develop with the intent to capture most of the benefits of that trend. If the market seemed particularly unattractive at any point in time, it seemed a move to heavily weight the Fund in cash was no longer a prudent policy because a sudden upward move might be missed. In Dresdner RCM's opinion, the market is more volatile, trends are compressed and a successful investor cannot afford to wait to react to the market.

        The dot.com arena remained a sector deemed as an unworthy investment strategy during the second quarter. Nevertheless, despite negative publicity, some investors believe the Internet sector remains a viable industry. ebay continued to be a strong stock pick during the quarter. In addition, the Fund took positions in Travelocity.com, Homestore.com and AOL/Time Warner, companies that appear to have benefited from the shakeout that distilled hundreds of dot.com companies down to a handful -- call it the "Internet Survivor" theme, in which only a dozen out of hundreds of companies have survived. The Fund managers' believe the e-commerce industry will able to continue gaining market share even in a flat-line economy.

        As the second quarter came to a close, some of the Fund's conservative holdings still remained, such as the so-called "processing" companies like Affiliated Computer Services and Concord EFS. These defensive companies generally performed well during the first half of 2001.

        Difficult areas for the first half of 2001 included software and anything related to communications such as Juniper Networks, Nokia and Qualcomm. In addition, the Fund's foray into Japan during the first quarter did not work as anticipated and the Fund decreased its weighting by June.

OUTLOOK

        The Fund managers' believe a recession for technology companies, and possibly the broader economy, remains in place. Dresdner RCM views the Fund as well positioned for this cautious outlook by the Fund's reasonable valuation to growth rate. It is notable that mature technology companies such as IBM are currently selling at relatively high price/earnings multiples, possibly because investors feel more comfortable with familiar business models. At the same time, it could be said that companies with higher growth rates sell at the same or lower multiples because investors aren't willing to pay for that growth. Dresdner RCM sees this as an opportunity to possibly invest in high growth companies that normally would be selling at two to three times current multiples. At some point, the Fund managers' believe the market psychology associated with these high growth companies will turn around. Although this change in the market environment could represent an opportunity, there is no way of knowing when that opportunity is going to be realized.

 Dresdner RCM Global Technology Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/27/9 - 6/30/01) (d)(f)

                                    LIPPER SCIENCE
                          S&P 500    & TECHNOLOGY
       CLASS I SHARES(D)  INDEX(A)  FUND INDEX(B)
12/95            $10,000   $10,000         $10,000
12/95            $10,040    $9,952         $10,023
1/96             $10,370    $9,897         $10,364
2/96             $10,660   $10,314         $10,460
3/96             $10,620    $9,857         $10,561
4/96             $11,580   $10,840         $10,717
5/96             $11,930   $11,098         $10,993
6/96             $11,380   $10,332         $11,035
7/96             $10,270    $9,565         $10,547
8/96             $10,770   $10,055         $10,770
9/96             $11,870   $10,987         $11,376
10/96            $11,700   $10,822         $11,690
11/96            $12,770   $11,837         $12,573
12/96            $12,692   $11,626         $12,324
1/97             $13,689   $12,542         $13,095
2/97             $12,359   $11,408         $13,197
3/97             $11,564   $10,549         $12,654
4/97             $11,715   $11,007         $13,410
5/97             $13,447   $12,317         $14,226
6/97             $13,860   $12,432         $14,864
7/97             $15,694   $14,157         $16,047
8/97             $15,764   $14,245         $15,148
9/97             $17,094   $14,849         $15,978
10/97            $15,986   $13,279         $15,445
11/97            $15,754   $13,166         $16,160
12/97            $16,129   $12,537         $12,578
1/98             $15,976   $12,759         $12,801
2/98             $17,837   $14,277         $14,324
3/98             $18,838   $14,394         $14,442
4/98             $20,452   $15,012         $15,061
5/98             $19,227   $13,911         $13,957
6/98             $21,065   $14,727         $14,775
7/98             $20,441   $14,588         $14,636
8/98             $17,095   $11,850         $11,889
9/98             $17,790   $13,248         $13,292
10/98            $19,463   $14,259         $14,306
11/98            $22,055   $15,858         $15,910
12/98            $25,891   $18,423         $18,484
1/99             $29,859   $22,018         $20,877
2/99             $26,956   $21,333         $18,698
3/99             $30,210   $22,186         $20,603
4/99             $31,807   $23,045         $20,861
5/99             $30,634   $22,501         $20,831
6/99             $34,166   $23,750         $23,538
7/99             $34,765   $23,009         $23,530
8/99             $37,103   $22,894         $24,825
9/99             $40,043   $22,267         $25,162
10/99            $46,141   $23,676         $27,812
11/99            $56,565   $24,157         $31,936
12/99            $73,499   $25,580         $39,408
1/00             $74,939   $24,296         $38,994
2/00            $103,453   $23,836         $49,499
3/00             $93,187   $26,168         $47,994
4/00             $82,896   $25,380         $42,393
5/00             $74,766   $24,860         $37,277
6/00             $86,670   $25,470         $43,068
7/00             $84,870   $25,074         $40,657
8/00            $101,926   $26,631         $46,824
9/00             $96,055   $25,225         $42,025
10/00            $84,249   $25,119         $37,415
11/00            $69,167   $23,140         $27,769
12/00            $62,966   $27,568         $23,251
1/01             $66,733   $30,363         $24,076
2/01             $48,438   $22,451         $21,881
3/01             $41,481   $19,162         $20,493
4/01             $44,897   $22,902         $22,086
5/01             $42,332   $21,835         $22,234
6/01             $40,868   $21,475         $21,693

PERFORMANCE(c)
JUNE 30, 2001

                                                                          CUMULATIVE
                                                                 SINCE      SINCE
GLOBAL TECHNOLOGY FUND     YTD(G)   1 YEAR   3 YEARS  5 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total
Return(d)                  -35.10%  -52.85%  24.70%   29.14%    29.11%     308.68%
Class N
Average Annual Total
Return(e)(f)               -35.22%  -53.04%  24.37%   28.81%    28.78%     303.04%
Lipper Science &
Technology Fund
Index Average
Annual Total Return(b)     -22.10%  -50.14%  13.27%   15.70%    14.88%     114.74%
S&P 500 Index Average
Annual Total Return(a)      -6.70%  -14.83%   3.89%   14.48%    15.09%     116.94%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.
(b) The Lipper Science & Technology Fund Index is an equally weighted index of the 30 largest U.S. science and technology mutual funds.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  Class I shares commenced operations on December 27, 1995.
(e) Class N shares were first issued on January 20, 1999, and pay Rule 12b-1 fees. Class N returns through January 20, 1999 are based on Class I returns and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.
(f) The value of a $10,000 investment for Class N is $40,304 for the period from December 27, 1995 to June 30, 2001.
(g)  Unannualized.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                           % OF           VALUE
SHARES       COUNTRY                                    NET ASSETS       (NOTE 1)

-----------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                               3.2%
                      CAPITAL GOODS                              3.0%
    259,000    BH     Tyco International Ltd.                          $ 14,115,500
                                                                       ------------
                      COMMERCIAL SERVICES & SUPPLIES             0.2%
     15,400    US     TMP Worldwide Inc. *                                  924,000
                                                                       ------------
CONSUMER DISCRETIONARY SECTOR                                    5.8%
                      HOTELS, RESTAURANTS & LEISURE              2.4%
     84,000    US     Expedia Inc. (Class A) * (a)                        3,914,400
     78,500    US     HomeStore.com Inc. *                                2,744,360
    138,570    US     Ticketmaster (Class B) *                            2,050,836
     71,000    US     Travelocity.com Inc. *                              2,179,700
                                                                       ------------
                                                                         10,889,296
                                                                       ------------
                      MEDIA                                      1.7%
     80,500    US     AOL Time Warner Inc. *                              4,266,500
     84,200    US     Pixar Inc. *                                        3,435,360
                                                                       ------------
                                                                          7,701,860
                                                                       ------------
                      RETAILING                                  1.7%
    204,000    US     CDW Computer Centers Inc. *                         8,100,840
                                                                       ------------
FINANCIAL SECTOR                                                 1.9%
                      DIVERSIFIED FINANCIALS                     1.9%
    137,500    US     Fiserv Inc. *                                       8,797,250
                                                                       ------------
HEALTH CARE SECTOR                                               3.4%
                      BIOTECHNOLOGY                              2.3%
     72,500    US     Gilead Sciences Inc. *                              4,218,775
     67,700    US     iShares Nasdaq Biotechnology
                      Index Fund *                                        6,756,460
                                                                       ------------
                                                                         10,975,235
                                                                       ------------
                      HEALTH CARE EQUIPMENT &
                      SUPPLIES                                   1.1%
    215,000    US     Cytyc Corp. *                                       4,955,750
                                                                       ------------
TECHNOLOGY SECTOR                                               73.0%
                      COMMUNICATIONS EQUIPMENT                  10.4%
     11,200    US     CIENA Corp. *                                         425,600
    459,650    US     Cisco Systems Inc. *                                8,365,630
     18,900    US     Comverse Technology Inc. *                          1,079,190
    125,000    US     Foundry Networks Inc. *                             2,497,500

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                           % OF           VALUE
SHARES       COUNTRY                                    NET ASSETS       (NOTE 1)

-----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                      COMMUNICATIONS EQUIPMENT
                      (CONTINUED)
     56,850    US     Juniper Networks Inc. *                          $  1,768,035
    165,000    FI     Nokia Oyj (ADR)                                     3,636,600
    361,100    US     ONI Systems Corp. * (a)                            10,074,690
    125,880    US     QUALCOMM Inc. *                                     7,361,463
     59,700    US     Scientific-Atlanta Inc.                             2,423,820
    256,890    US     Sonus Networks Inc. *                               6,000,950
    827,800    SE     Telefonaktiebolaget LM
                      Ericsson AB (ADR)                                   4,486,676
                                                                       ------------
                                                                         48,120,154
                                                                       ------------
                      COMPUTERS & PERIPHERALS                    6.4%
    177,500    US     American Power Conversion
                      Corp. *                                             2,795,625
    196,100    US     Brocade Communications Systems
                      Inc. *                                              8,626,439
     47,500    CA     Celestica Inc.                                      2,446,250
     70,600    US     Compaq Computer Corp.                               1,093,594
     24,600    US     EMC Corp. *                                           714,630
     15,500    US     Emulex Corp. *                                        626,200
    160,000    US     Finisar Corp. * (a)                                 2,988,800
    251,300    SG     Flextronics International Ltd.
                      *                                                   6,561,443
      8,500    US     International Business
                      Machines Corp.                                        960,500
     84,000    US     Jabil Circuit Inc. *                                2,592,240
     30,000    US     Network Appliance Inc. *                              411,000
                                                                       ------------
                                                                         29,816,721
                                                                       ------------
                      INFORMATION TECHNOLOGY
                      CONSULTING & SERVICES                     11.6%
    222,500    US     Affiliated Computer Services
                      Inc. (A Shares) *                                  15,999,975
     47,200    FI     Comptel Oyj                                           372,807
    323,150    US     Concord EFS Inc. *                                 16,807,032
    152,800    US     Electronic Data Systems Corp.                       9,550,000
      1,851    IT     Engineering Ingegneria
                      Informatica S.p.A.                                     63,855
     64,000    JP     Fujitsu Support & Service Inc.                      2,227,147
    700,000    UK     Logica PLC                                          8,496,066
                                                                       ------------
                                                                         53,516,882
                                                                       ------------
                      INTERNET SOFTWARE & SERVICES               5.4%
    332,500    US     EarthLink Inc. *                                    4,688,250
    122,500    US     eBay Inc. *                                         8,390,025
     95,000    US     Netegrity Inc. * (a)                                2,850,000
    121,690    US     Quest Software Inc. *                               4,593,797
     76,600    US     WebEx Communications Inc. *
                      (a)                                                 2,042,156
    112,000    US     Yahoo! Inc. *                                       2,238,880
                                                                       ------------
                                                                         24,803,108
                                                                       ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                           % OF           VALUE
SHARES       COUNTRY                                    NET ASSETS       (NOTE 1)

-----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                      SEMICONDUCTORS & INSTRUMENTS              10.5%
     21,800    US     Advanced Micro Devices Inc. *                    $    629,584
    286,200    US     Applied Micro Circuits Corp. *                      4,922,640
    234,500    NL     ASML Holding N.V. (N.Y.
                      Registered Shares) *                                5,217,625
     17,500    US     Centillium Communications Inc.
                      * (a)                                                 432,950
     87,000    CA     Genesis Microchip Inc. *                            3,145,050
     18,600    JP     Hirose Electric Co. Ltd.                            1,416,824
     38,000    US     KLA-Tencor Corp. *                                  2,221,860
     83,500    US     Lam Research Corp. *                                2,475,775
    306,420    BH     Marvell Technology Group Ltd.
                      *                                                   8,242,698
    134,610    US     Mattson Technology Inc. *                           2,352,983
     22,000    US     Maxim Integrated Products Inc.
                      *                                                     972,620
    119,000    US     Micrel Inc. *                                       3,927,000
    335,000    US     Microchip Technology Inc. *                        11,199,050
     30,620    US     Micron Technology Inc. *                            1,258,482
     12,700    US     PMC-Sierra Inc. *                                     394,589
                                                                       ------------
                                                                         48,809,730
                                                                       ------------
                      SOFTWARE                                  28.7%
    393,300    US     Aspen Technologies Inc. *                           9,517,860
    283,650    US     BEA Systems Inc. *                                  8,710,891
     15,600    IS     Check Point Software
                      Technologies Ltd. *                                   788,892
    519,000    US     i2 Technologies Inc. *                             10,276,200
    282,500    US     Interwoven Inc. *                                   4,774,250
     99,000    US     Intuit Inc. *                                       3,959,010
    175,000    US     Manugistics Group Inc. *                            4,392,500
    138,750    US     Mercury Interactive Corp. *                         8,311,125
    196,180    US     Micromuse Inc. *                                    5,491,078
    202,050    US     Microsoft Corp. *                                  14,749,650
     95,000    US     Network Associates Inc. *                           1,182,750
     64,000    US     Openwave Systems Inc. *                             2,220,800
    147,500    US     Peregrine Systems Inc. *                            4,277,500
    370,000    US     RealNetworks Inc. *                                 4,347,500
    230,000    DE     SAP AG (ADR) (a)                                    8,070,700
    123,000    US     Siebel Systems Inc. *                               5,768,700
    303,500    CH     TEMENOS Group AG *                                  3,622,031
    220,000    US     VeriSign Inc. *                                    13,202,200
    255,000    US     VERITAS Software Corp. *                           16,965,150
    109,000    US     webMethods Inc. *                                   2,308,620
                                                                       ------------
                                                                        132,937,407
                                                                       ------------
TOTAL EQUITY INVESTMENTS (COST $380,033,154)                    87.3%   404,463,733
                                                                       ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

FACE                                                       % OF           VALUE
AMOUNT       COUNTRY                                    NET ASSETS       (NOTE 1)

-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
                      COMMERCIAL PAPER                           4.3%
$ 5,000,000    US     General Motors Corp.,
                      3.760%, maturing 07/05/01                        $  4,997,911
 15,000,000    US     Prudential Funding Corp.,
                      3.830%, maturing 07/05/01                          14,993,617
                                                                       ------------
                                                                         19,991,528
                                                                       ------------
  SHARES
-----------
                      MONEY MARKET FUNDS                         6.7%
 15,445,485    US     SSgA Money Market Fund                             15,445,485
 15,482,729    US     SSgA U.S. Government Money
                      Market Fund                                        15,482,729
                                                                       ------------
                                                                         30,928,214
                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS (COST $50,919,742)                 11.0%    50,919,742
                                                                       ------------

TOTAL INVESTMENTS (COST $430,952,896)**                         98.3%   455,383,475

                      OTHER ASSETS LESS LIABILITIES              1.7%     7,742,522
                                                                       ------------
                      NET ASSETS                               100.0%  $463,125,997
                                                                       ============

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

(a) All or a portion of this security is out on loan. The market value of the securities out on loan at June 30, 2001 was $11,224,213.

Tax Information:

** For Federal income tax purposes, cost is $479,473,053 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:



Unrealized appreciation                             $38,073,294
Unrealized depreciation                             (13,983,716)
                                                    -----------
Net unrealized appreciation                         $24,089,578
                                                    ===========

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2001 categorized by country:

                                                % OF NET ASSETS
                                         ------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER    TOTAL

-----------------------------------------------------------------------
Bermuda                           BH        4.8%         --       4.8%
Canada                            CA        1.2%         --       1.2%
Finland                           FI        0.9%         --       0.9%
Germany                           DE        1.7%         --       1.7%
Israel                            IS        0.2%         --       0.2%
Italy                             IT        0.0%         --       0.0%
Japan                             JP        0.8%         --       0.8%
Netherlands                       NL        1.1%         --       1.1%
Singapore                         SG        1.4%         --       1.4%
Sweden                            SE        1.0%         --       1.0%
Switzerland                       CH        0.8%         --       0.8%
United Kingdom                    UK        1.8%         --       1.8%
United States                     US       71.6%       12.7%     84.3%
                                         ------     -------     -----
  Total                                    87.3%       12.7%    100.0%
                                         ======     =======     =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Healthcare Fund
 Management's Performance Review

        After a weak first quarter, the healthcare sector generally performed in line with the overall stock market during the second quarter of 2001. Most notable, however, was the strong performance of the biotechnology area, a sector that continued to generate exciting new products and investor interest.

        For the first half of 2001, the Dresdner RCM Global Healthcare Fund returned -12.32% compared to its benchmark, the Russell Midcap Healthcare Index, which returned -1.88%. The broad-based Standard & Poor's 500 Index returned -6.70%.

MARKET REVIEW

        During the first quarter, the healthcare sector was not immune to investor concerns about a recession, falling profits and other negative sentiments plaguing the stock market. True, healthcare stocks were coming off of a very strong 2000, a year that saw the S&P 500 Index fall 9% while the Russell Midcap Healthcare Index rose 27%. Therefore, the sell-off early in 2001 could be attributed to profit taking. But after a recovery in late January and early February, healthcare stocks, particularly pharmaceuticals, fell even more sharply in March. The Fund manager believes this might be in part due to money managers, with over-weights in healthcare, lightening their holdings. During the second quarter, most healthcare sectors produced only fair results as investors sought more aggressive areas of the market.

        The one bright spot was biotechnology, fueled in part by positive news flows from a variety of medical meetings. A number of new cancer drugs were presented at the American Society of Clinical Oncology (ASCO) during the first half. In addition, biotechnology stocks reacted favorably to media coverage, including a cover story on the cloning of human beings in the February 2001 issue of Time Magazine. However, large-cap pharmaceutical stocks were under pressure during the quarter, as earnings results did not offer upside potential.

        While the political environment seemed favorable during the first three months of 2001, it worsened somewhat during the second quarter, as the Republican Party, generally friendly to the healthcare industry, lost control of the U.S. Senate. In addition, the congressional debate over HMO medical malpractice liability, known in the media as the "patient's bill of rights," was problematic, due to proposals that would allow for higher damage awards. Meanwhile, a more relaxed environment for Medicare reimbursement in the midst of the federal budget surplus provided a positive backdrop for hospital management companies for the majority of the first half.

FACTORS AFFECTING PERFORMANCE

        Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, continued to benefit from the medical credentials of its Global Healthcare portfolio management team. The MD background has helped them to conduct bottom-up stock research in fields requiring clinical judgement about commercial viability of pharmaceutical products, medical devices and breakthrough scientific discoveries. This often gives the Dresdner RCM portfolio managers an advantage when identifying promising companies in the healthcare and biotechnology sectors.

        The large cap pharmaceutical area was generally difficult during the first half, with the exception of a few bright spots found in large, profitable and reasonably valued companies such as Biogen and Amgen and the Fund's investment in Johnson & Johnson. Johnson & Johnson shares had declined late in the first quarter after its announced merger with ALZA, a leader in drug delivery technologies. However, shares rebounded in the second quarter, partly due to what the portfolio managers' believed was investor interest in its drug-coated coronary stent, which represents a significant technological advance as well as an enhanced revenue opportunity for Johnson & Johnson.

        In the field of emerging pharmaceuticals, King Pharmaceuticals reported increased demand on Altace, which treats hypertension and congestive heart failure. In January 2001, a Dresdner RCM's Grassroots-SM- Research study indicated cardiologists appreciated the beneficial properties of Altace in lowering the risk of stroke, heart attack and renal failure in high-risk patients. Another January 2001 Grassroots-SM- study indicated that Cephalon's lead drug Provigil's off label use is primarily in treating patients with neurological and psychiatric conditions including decreasing fatigue in multiple sclerosis patients.

 Dresdner RCM Global Healthcare Fund
 Management's Performance Review

        In the biotechnology field, Idec Pharmaceuticals, which specializes in therapies for the treatment of cancer, autoimmune and inflammatory diseases, experienced very strong sales of Rituxan. Rituxan is a drug that has become the standard of treatment of non-Hodgkin's lymphomas, a disease affecting approximately 300,000 patients in the United States a year. Meanwhile, Protein Design Labs is generating products from their antibody technology to treat kidney transplant rejection, asthma and cancer.

        HMOs such as WellPoint Health Networks were down significantly during the first quarter, as it seemed companies began facing price competition for the first time in several years; the Fund decreased its holdings of Wellpoint during the second quarter. The business cycle for HMOs appears in decline and many of the companies lost most of their pricing power. The portfolio managers believe this is due to a weakening economy in which employers are less concerned about employee retention; in addition, the patients' rights legislation still looms over the industry.

OUTLOOK

        Dresdner RCM believes the pharmaceutical industry, in particular, faces a positive political climate while the outlook for biotechnology companies remains strong as the possibility of many new product approvals are expected in 2001. The Fund managers believe selected medical products and hospital management concerns appear attractive.

        Biotechnology stocks typically slump in the summer because of the lack of news from medical meetings. However, a number of conferences are slated for the fall, with focus groups devoted to such illnesses as rheumatoid arthritis, cancer, cardiovascular illness and hematology.

        Meanwhile, large cap pharmaceutical stocks continue to suffer from weak earnings and an uncertain legislative environment. However, the portfolio managers believe hospital stocks should continue to benefit from improved Medicare reimbursement and the diminished competition from HMOs.

 Dresdner RCM Global Health Care Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/31/96 - 6/30 01) (d)

                                               RUSSELL MIDCAP
       CLASS N SHARES(D)  S&P 500 INDEX(A)  HEALTH CARE INDEX(B)
12/96            $10,000           $10,000               $10,000
1/97             $10,700           $10,625               $10,353
2/97             $10,650           $10,708               $10,552
3/97              $9,910           $10,268                $9,637
4/97             $10,050           $10,881                $9,786
5/97             $11,140           $11,544               $10,712
6/97             $11,660           $12,061               $11,201
7/97             $11,990           $13,021               $11,904
8/97             $11,790           $12,292               $11,739
9/97             $13,110           $12,965               $12,373
10/97            $12,910           $12,532               $11,644
11/97            $13,110           $13,113               $11,886
12/97            $13,000           $13,338               $11,920
1/98             $13,189           $13,486               $11,938
2/98             $14,060           $14,458               $13,012
3/98             $14,584           $15,199               $13,725
4/98             $14,897           $15,352               $14,044
5/98             $14,261           $15,088               $13,805
6/98             $14,295           $15,701               $14,337
7/98             $14,216           $15,533               $13,961
8/98             $12,241           $13,287               $11,459
9/98             $13,659           $14,139               $13,170
10/98            $14,004           $15,288               $13,869
11/98            $15,109           $16,215               $14,571
12/98            $16,324           $17,148               $15,903
1/99             $16,482           $17,865               $15,117
2/99             $16,056           $17,310               $14,398
3/99             $15,813           $18,002               $14,287
4/99             $15,059           $18,699               $13,244
5/99             $14,937           $18,257               $13,466
6/99             $15,874           $19,271               $13,772
7/99             $15,777           $18,670               $13,446
8/99             $16,117           $18,577               $13,300
9/99             $15,071           $18,068               $11,845
10/99            $16,056           $19,211               $11,925
11/99            $17,334           $19,601               $12,625
12/99            $21,013           $20,756               $14,185
1/00             $24,184           $19,714               $14,290
2/00             $34,536           $19,341               $14,395
3/00             $26,042           $21,233               $14,071
4/00             $25,614           $20,594               $13,903
5/00             $25,231           $20,171               $14,171
6/00             $32,442           $20,668               $16,124
7/00             $31,911           $20,345               $15,438
8/00             $36,807           $21,609               $17,558
9/00             $38,547           $20,468               $18,173
10/00            $36,409           $20,382               $18,204
11/00            $33,902           $18,776               $17,244
12/00            $36,431           $18,867               $17,529
1/01             $33,898           $19,537               $16,023
2/01             $31,929           $17,755               $16,059
3/01             $27,530           $16,629               $14,279
4/01             $30,640           $17,921               $15,713
5/01             $32,447           $18,042               $16,398
6/01             $31,944           $17,603               $17,200

PERFORMANCE(c)
JUNE 30, 2001

                                                                 CUMULATIVE
                                                        SINCE      SINCE
GLOBAL HEALTH CARE FUND    YTD(E)   1 YEAR   3 YEARS  INCEPTION  INCEPTION
Class N
Average Annual Total
Return(d)                  -12.32%   -1.54%  30.74%    29.44%     219.44%
S&P 500 Index
Average Annual Total
Return(a)                   -6.70%  -14.83%   3.89%    13.39%      76.03%
Russell Midcap Health
Care Index
Average Annual Total
Return(b)                   -1.88%    9.98%   6.26%    12.81%      72.00%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.
(b) The Russell Midcap Health Care Index is composed of all medium and medium/small health care companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  Class N shares commenced operations on December 31, 1996.
(e)  Unannualized.

  Dresdner RCM Global Health Care Fund
  Portfolio of Investments
  June 30, 2001 (Unaudited)

                                                        % OF          VALUE
SHARES       COUNTRY                                  NET ASSETS     (NOTE 1)

--------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                          1.4%
                      CAPITAL GOODS                         1.4%
     60,000    BH     Tyco International Ltd.                      $  3,270,000
                                                                   ------------
HEALTH CARE SECTOR                                         95.9%
                      BIOTECHNOLOGY                        26.2%
     52,500    US     Abgenix Inc. *                                  2,362,500
     90,000    US     Amgen Inc. *                                    5,461,200
    222,300    US     Applied Molecular Evolution *                   2,774,304
    200,000    US     AVANT Immunotherapeutics Inc.
                      *                                               1,130,000
     34,800    US     Biogen Inc. *                                   1,891,728
     19,500    UK     Cambridge Antibody Technology
                      Group PLC *                                       568,242
     55,000    US     Cell Therapeutics Inc. *                        1,520,200
    108,300    US     COR Therapeutics Inc. *                         3,303,150
    130,000    US     Corvas International Inc. *                     1,531,400
    140,800    US     Genentech Inc. *                                7,758,080
     52,300    US     Human Genome Sciences Inc. *                    3,151,075
     36,000    US     ICOS Corp. * (a)                                2,304,000
     74,900    US     IDEC Pharmaceuticals Corp. *                    5,069,981
    117,700    US     Immunomedics Inc. *                             2,518,780
    103,000    US     Medarex Inc. *                                  2,420,500
     85,000    US     MedImmune Inc. *                                4,012,000
    121,300    US     Millennium Pharmaceuticals
                      Inc. *                                          4,315,854
     38,000    US     NeoPharm Inc. *                                   969,000
     32,000    US     Protein Design Labs Inc. *                      2,776,320
    209,700    SE     PyroSequencing AB *                             1,078,840
    172,400    US     Rosetta Inpharmatics Inc. *                     2,672,200
    130,000    US     Seattle Genetics Inc. *                           793,000
     80,000    US     Titan Pharmaceuticals Inc. *                    2,400,800
                                                                   ------------
                                                                     62,783,154
                                                                   ------------
                      HEALTH CARE EQUIPMENT &
                      SUPPLIES                             29.3%
     96,500    US     Abbott Laboratories                             4,632,965
    104,700    US     Charles River Laboratories
                      International Inc. *                            3,638,325
    214,286    US     Conceptus Inc. *                                2,310,003
    296,000    US     Cytyc Corp. *                                   6,822,800
     82,300    US     Invitrogen Corp. *                              5,909,140
    299,600    US     Johnson & Johnson                              14,980,000
     80,000    US     Medtronic Inc. *                                3,680,800
    178,400    US     Novoste Corp. * (a)                             4,549,200
    230,600    US     ORATEC Interventions Inc. *                     2,137,662
     45,100    UK     Oxford GlycoSciences PLC *                        704,058
    300,000    US     Rita Medical Systems Inc. *                     1,443,000
    109,500    US     Stryker Corp.                                   6,006,075

    The accompanying notes are an integral part of the financial statements.

  Dresdner RCM Global Health Care Fund
  Portfolio of Investments
  June 30, 2001 (Unaudited)

                                                        % OF          VALUE
SHARES       COUNTRY                                  NET ASSETS     (NOTE 1)

--------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                      HEALTH CARE EQUIPMENT &
                      SUPPLIES (CONTINUED)
     76,200    US     Varian Medical Systems Inc. *                $  5,448,300
    289,600    US     Waters Corp. *                                  7,995,856
                                                                   ------------
                                                                     70,258,184
                                                                   ------------
                      HEALTH CARE PROVIDERS &
                      SERVICES                              4.9%
     65,200    US     e.MedSoft.com *                                    50,856
     85,000    US     HCA-The Healthcare Co.                          3,841,150
     85,000    US     IMS Health Inc.                                 2,422,500
     75,000    US     McKesson HBOC Inc.                              2,784,000
     90,000    US     Triad Hospitals Inc. *                          2,652,300
                                                                   ------------
                                                                     11,750,806
                                                                   ------------
                      PHARMACEUTICALS                      35.5%
    104,100    US     3 Dimensional Pharmaceuticals
                      Inc. *                                          1,000,401
     97,800    US     Adolor Corp. *                                  2,112,480
    144,000    US     American Home Products Corp.                    8,415,360
     95,000    UK     AstraZeneca Group PLC (ADR)
                      (a)                                             4,441,250
    128,000    US     Cephalon Inc. *                                 9,024,000
    126,100    US     Deltagen Inc. *                                 1,132,378
     61,500    US     Eli Lilly & Co.                                 4,551,000
     80,000    UK     GlaxoSmithKline PLC (ADR)                       4,496,000
    157,000    US     Inhale Therapeutic Systems
                      Inc. *                                          3,611,000
     85,500    US     InterMune Inc. *                                3,045,510
    114,203    US     King Pharmaceuticals Inc. *                     6,138,411
    101,000    US     MGI Pharma Inc. *                               1,262,500
    225,000    US     Pain Therapeutics Inc. *                        1,721,250
    290,000    US     Pfizer Inc.                                    11,614,500
    163,600    US     Pharmacia Corp.                                 7,517,420
     75,000    US     PRAECIS Pharmaceuticals Inc. *
                      (a)                                             1,233,000
    125,000    US     Schering-Plough Corp.                           4,530,000
    103,200    UK     Shire Pharmaceuticals Group
                      PLC (ADR) *                                     5,727,600
     56,800    IS     Teva Pharmaceutical Industries
                      Ltd. (ADR)                                      3,538,640
                                                                   ------------
                                                                     85,112,700
                                                                   ------------
TOTAL EQUITY INVESTMENTS (COST $238,159,004)               97.3%    233,174,844
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

  Dresdner RCM Global Health Care Fund
  Portfolio of Investments
  June 30, 2001 (Unaudited)

                                                        % OF          VALUE
SHARES       COUNTRY                                  NET ASSETS     (NOTE 1)

--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                    2.7%
  3,247,030    US     SSgA Money Market Fund                       $  3,247,030
  3,247,030    US     SSgA U.S. Government Money
                      Market Fund                                     3,247,030
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (COST $6,494,060)              2.7%      6,494,060
                                                                   ------------

TOTAL INVESTMENTS (COST $244,653,064) **                  100.0%    239,668,904

                      OTHER ASSETS LESS LIABILITIES         0.0%        (69,695)
                                                                   ------------
                      NET ASSETS                          100.0%   $239,599,209
                                                                   ============

------------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

(a) All or a portion of this security is out on loan. The market value out on loan at June 30, 2001 was $10,656,420.

Tax Information:

** For Federal income tax purposes, cost is $245,673,351 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $19,336,524
Unrealized depreciation                             (25,340,971)
                                                    -----------
Net unrealized depreciation                         $(6,004,447)
                                                    ===========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2001 categorized by country:

                                                   % OF NET ASSETS
                                          ---------------------------------
                                COUNTRY              SHORT-TERM
COUNTRY                         CODE      EQUITIES   AND OTHER    TOTAL

---------------------------------------------------------------------------
Bermuda                          BH           1.4%     --            1.4%
Israel                           IS           1.5%     --            1.5%
Sweden                           SE           0.4%     --            0.4%
United Kingdom                   UK           6.6%     --            6.6%
United States                    US          87.4%       2.7%       90.1%
                                          -------    -------      ------
  Total                                      97.3%       2.7%      100.0%
                                          =======    =======      ======

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Management's Performance Review

        International equity markets, and growth stocks in particular, performed poorly in early 2001 yet stabilized during the second quarter, when it chalked up its best performance since early 2000. For the first half of 2001, the Dresdner RCM International Growth Equity Fund returned -20.09% and -20.19% for the Class I and Class N shares, respectively. By comparison, the MSCI EAFE Index returned -14.41% while the MSCI ACWI Index returned -13.26%.

MARKET REVIEW

        Markets contracted throughout the first quarter of 2001, despite shifts in monetary policy by the central banks in Japan, England and the U.S. During the first three months of 2001, the Bank of Japan reduced short-term interest rates to effectively 0%, reversing its 0.25% interest rate increase of last August. In the U.S., the Federal Reserve lowered short-term rates and signaled its willingness to lower them further to offset the mounting economic weakness. Meanwhile, the European Central Bank ("ECB") resisted any interest rate decreases. However, Europe's growth prospects for 2001 turned down sharply, reflected in economic indicators such as manufacturing and consumer spending and partly due to the ripple effects from the slowdown in the U.S. and other parts of the world during the first quarter. As a result of this slower economic growth and disappointing profits, growth stocks underperformed in the first quarter.

        Markets were more optimistic during the second quarter as further interest rate cuts by central banks were expected to lead to an economic rebound, and ultimately, a recovery in corporate earnings. The U.S. Federal Reserve reduced short-term interest rates by 125 basis points during the second quarter, for a total of 275 basis points in the first half of the year. The Bank of England cut interest rates by 50 basis points during the second quarter, but the European Central Bank reduced rates only 25 basis points, its first rate cut in over a year. The ECB's ability to reduce interest rates was constrained by concerns regarding inflation in food and energy prices, as well as the slumping Euro. Meanwhile, the Bank of Japan did not make any adjustment to interest rates, however market sentiment was driven by the prospect for structural reforms under the newly elected Koizumi government. Significant reforms in Japan are not expected until after the Upper House elections at the end of July.

        On a sector basis, defensive areas such as materials and automobiles & components, and energy stocks outperformed during the first six months of 2001, while growth sectors, such as technology and telecommunication services, underperformed the benchmark. As a result, for the first half of 2001, the MSCI EAFE Growth Index (-19.3%) was weaker than the EAFE Value Index (-11.8%).

FACTORS AFFECTING PERFORMANCE

        Dresdner RCM International Growth Equity Fund underperformed the MSCI EAFE and ACWI benchmarks for the first six months of the year, as the Fund's growth-oriented style remained out of favor. However, stock selection aided performance and was most evident in the telecommunication services (NTT DoCoMo in Japan and Deutsche Telekom in Germany), food & drug retailing (Safeway in the
UK), and household & personal products (Reckitt Benckiser in the UK). Overweight positions in the energy, food & drug retailing, media and consumer durables & apparel sectors helped the Fund, while overweight positions in the telecommunication services, software & services and insurance sectors negatively impacted the Fund's performance. Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, believes that markets will continue to punish stocks that announce disappointing earnings. Therefore, Dresdner RCM continues to favor companies exhibiting high quality, visible earnings growth.

        This led to an overweight position within the health care sector as of June 30, 2001. As of the end of the second quarter, the health care stocks in the portfolio were broadly diversified; the Fund held a number of larger pharmaceutical companies (GlaxoSmithKline and AstraZeneca in the UK, Aventis in France and Novartis in Switzerland), and more specialized pharmaceutical stocks (Elan in Ireland, Novo-Nordisk in Denmark and Shire Pharmaceuticals in the UK). Numerous Dresdner RCM's Grassroots-SM- Research studies have been conducted regarding health care stocks. For example, these studies have highlighted the prospects for Novartis's

 Dresdner RCM International Growth Equity Fund
 Management's Performance Review

atopic dermatitis drug (SDZ-ASM981), Aventis's allergy drug (Allegra) and Shire's latest attention deficit hyperactivity disorder drug (Adderall XR).

OUTLOOK

        Dresdner RCM's fundamental outlook remains unchanged, that continued market volatility is expected as companies continue to announce relatively poor corporate earnings. Whereas the Federal Reserve has been aggressive in reducing interest rates this year, its European counterparts have lagged. As ECB policymakers are just now starting to realize that their economy is not immune to a global slowdown, more bad news in the region is expected before the ECB continues to ease monetary policy in an effort to spur the economy and, ultimately, corporate earnings. In Japan, Dresdner RCM believes the long awaited hopes for significant structural reform will be critical to unlocking shareholder value. While the Koizumi government is impressive thus far, enacting structural reforms will undoubtedly lead to a worsening of the economy in the short term. Fortunately, Koizumi's high approval rating amongst the Japanese electorate bodes well for his policies.

        Overall, Dresdner RCM continues to favor companies with visible earnings growth such as health care and consumer staples. Conversely, the portfolio managers are less interested in many cyclically oriented companies such as basic materials and consumer discretionary areas because of their potential to report profit disappointments.

 Dresdner RCM International Growth Equity Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERFORMANCE FROM COMMENCEMENT OF OPERATIONS
$10,000 Investment (12/28/94 - 6/30/01)(d)(f)

       CLASS I SHARES(D)  MSCI-EAFE INDEX(A)   MSCI-ACWI FREE(B)
12/94            $10,000              $10,000            $10,000
1/95              $9,555               $9,616             $9,617
2/95              $9,577               $9,591             $9,592
3/95             $10,054              $10,192            $10,193
4/95             $10,492              $10,579            $10,579
5/95             $10,564              $10,455            $10,455
6/95             $10,847              $10,274            $10,275
7/95             $11,570              $10,916            $10,917
8/95             $11,420              $10,502            $10,503
9/95             $11,665              $10,710            $10,711
10/95            $11,489              $10,426            $10,426
11/95            $11,522              $10,719            $10,719
12/95            $11,799              $11,153            $11,153
1/96             $12,126              $11,201            $11,201
2/96             $12,271              $11,241            $11,241
3/96             $12,648              $11,483            $11,483
4/96             $13,096              $11,819            $11,820
5/96             $13,263              $11,604            $11,604
6/96             $13,353              $11,672            $11,673
7/96             $12,822              $11,334            $11,334
8/96             $13,108              $11,361            $11,362
9/96             $13,404              $11,666            $11,666
10/96            $13,302              $11,549            $11,549
11/96            $13,864              $12,011            $12,011
12/96            $14,078              $11,859            $11,860
1/97             $14,355              $11,447            $11,447
2/97             $14,477              $11,637            $11,637
3/97             $14,410              $11,682            $11,683
4/97             $14,654              $11,746            $11,747
5/97             $15,606              $12,513            $12,514
6/97             $16,502              $13,207            $13,207
7/97             $17,509              $13,423            $13,424
8/97             $16,292              $12,423            $12,424
9/97             $17,620              $13,121            $13,122
10/97            $16,458              $12,116            $12,117
11/97            $16,414              $11,995            $11,996
12/97            $16,603              $12,103            $12,071
1/98             $17,063              $12,660            $12,432
2/98             $17,924              $13,475            $13,261
3/98             $18,602              $13,893            $13,720
4/98             $18,954              $14,005            $13,818
5/98             $19,063              $13,941            $13,568
6/98             $19,123              $14,050            $13,517
7/98             $19,754              $14,196            $13,645
8/98             $17,063              $12,440            $11,721
9/98             $16,033              $12,062            $11,474
10/98            $16,869              $13,322            $12,675
11/98            $17,730              $14,008            $13,356
12/98            $18,895              $14,564            $13,816
1/99             $19,223              $14,525            $13,801
2/99             $18,429              $14,182            $13,492
3/99             $18,832              $14,778            $14,144
4/99             $19,160              $15,379            $14,851
5/99             $18,290              $14,590            $14,153
6/99             $19,804              $15,162            $14,804
7/99             $20,836              $15,617            $15,152
8/99             $21,050              $15,678            $15,205
9/99             $21,479              $15,840            $15,308
10/99            $23,232              $16,437            $15,878
11/99            $26,524              $17,012            $16,513
12/99            $30,357              $18,541            $18,088
1/00             $28,998              $17,366            $17,106
2/00             $31,077              $17,837            $17,568
3/00             $30,330              $18,532            $18,229
4/00             $27,639              $17,561            $17,211
5/00             $25,126              $17,136            $16,748
6/00             $26,321              $17,810            $17,485
7/00             $25,153              $17,067            $16,794
8/00             $25,615              $17,219            $17,003
9/00             $23,672              $16,384            $16,059
10/00            $22,720              $16,001            $15,548
11/00            $21,280              $15,404            $14,850
12/00            $22,230              $15,955            $15,358
1/01             $21,590              $15,965            $15,602
2/01             $19,389              $14,775            $14,374
3/01             $18,136              $13,775            $13,339
4/01             $19,325              $14,724            $14,232
5/01             $18,554              $14,216            $13,839
6/01             $17,765              $13,640            $13,308

PERFORMANCE FROM FIRST PUBLIC OFFERING
$10,000 Investment (5/22/95 - 6/30/01)(d)(f)

       CLASS I SHARES(D)  MSCI-EAFE INDEX(A)   MSCI-ACWI FREE(B)
5/95             $10,000              $10,000            $10,000
5/95             $10,233               $9,984            $10,222
6/95             $10,508               $9,811            $10,081
7/95             $11,208              $10,424            $10,654
8/95             $11,063              $10,029            $10,284
9/95             $11,300              $10,228            $10,460
10/95            $11,130               $9,956            $10,180
11/95            $11,161              $10,236            $10,420
12/95            $11,430              $10,650            $10,831
1/96             $11,747              $10,696            $10,980
2/96             $11,887              $10,735            $10,980
3/96             $12,254              $10,965            $11,184
4/96             $12,686              $11,287            $11,523
5/96             $12,848              $11,081            $11,350
6/96             $12,935              $11,147            $11,408
7/96             $12,421              $10,823            $11,029
8/96             $12,698              $10,849            $11,094
9/96             $12,985              $11,140            $11,369
10/96            $12,886              $11,029            $11,256
11/96            $13,430              $11,470            $11,690
12/96            $13,638              $11,325            $11,554
1/97             $13,906              $10,931            $11,342
2/97             $14,024              $11,113            $11,549
3/97             $13,959              $11,156            $11,525
4/97             $14,195              $11,217            $11,622
5/97             $15,117              $11,950            $12,340
6/97             $15,986              $12,612            $13,021
7/97             $16,961              $12,819            $13,284
8/97             $15,782              $11,864            $12,239
9/97             $17,069              $12,530            $12,901
10/97            $15,943              $11,571            $11,803
11/97            $15,900              $11,455            $11,656
12/97            $16,083              $11,558            $11,790
1/98             $16,529              $12,090            $12,142
2/98             $17,363              $12,868            $12,952
3/98             $18,020              $13,267            $13,400
4/98             $18,361              $13,375            $13,497
5/98             $18,466              $13,313            $13,252
6/98             $18,525              $13,417            $13,202
7/98             $19,136              $13,556            $13,327
8/98             $16,529              $11,879            $11,448
9/98             $15,532              $11,518            $11,207
10/98            $16,342              $12,722            $12,380
11/98            $17,175              $13,377            $13,045
12/98            $18,304              $13,908            $13,495
1/99             $18,622              $13,871            $13,480
2/99             $17,852              $13,543            $13,178
3/99             $18,243              $14,112            $13,815
4/99             $18,561              $14,687            $14,580
5/99             $17,718              $13,933            $13,790
6/99             $19,184              $14,479            $14,459
7/99             $20,186              $14,914            $14,799
8/99             $20,394              $14,972            $14,851
9/99             $20,809              $15,126            $14,952
10/99            $22,508              $15,696            $15,508
11/99            $25,697              $16,246            $16,129
12/99            $29,407              $17,706            $17,667
1/00             $28,091              $16,584            $16,708
2/00             $30,105              $17,033            $17,159
3/00             $29,381              $17,697            $17,804
4/00             $26,775              $16,770            $16,811
5/00             $24,339              $16,364            $16,358
6/00             $25,498              $17,010            $17,018
7/00             $24,366              $16,301            $16,346
8/00             $24,813              $16,446            $16,548
9/00             $22,931              $15,648            $15,630
10/00            $22,009              $15,282            $15,133
11/00            $20,614              $14,712            $14,454
12/00            $21,537              $15,082            $14,610
1/01             $20,914              $15,186            $14,829
2/01             $18,782              $14,073            $13,655
3/01             $17,568              $13,141            $12,953
4/01             $18,720              $14,063            $13,898
5/01             $17,973              $13,577            $13,515
6/01             $17,210              $13,026            $12,998

PERFORMANCE(c)
JUNE 30, 2001

INTERNATIONAL                                                        LIFE OF FUND              LIFE OF FUND
GROWTH EQUITY                                                      ANNUALIZED SINCE          CUMULATIVE SINCE
FUND                       YTD(G)   1 YEAR   3 YEARS  5 YEARS  12/28/94(D)  05/25/95(D)  12/28/94(D)  05/25/95(D)
Class I
Average Annual Total
Return(d)                  -20.09%  -32.50%  -2.42%    5.88%      9.23%        8.70%        77.65%       72.10%
Class N
Average Annual Total
Return(e)(f)               -20.19%  -32.67%  -2.67%    5.62%      8.96%        8.45%        74.81%       69.52%
MSCI-EAFE Index
Average Annual Total
Return(a)                  -14.41%  -23.32%  -0.94%    3.19%      4.88%        4.15%        36.40%       30.26%
MSCI-ACWI Ex-U.S. Free
Average Annual Total
Return(b)                  -13.26%  -23.82%  -0.48%    2.67%      4.49%        4.11%        33.08%       29.98%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The MSCI-EAFE Index is arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
(b) The MSCI All Country World Free Ex-U.S. Index ("ACWI") is a market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries excluding the United States. Stock selection excludes securities which are not purchasable by foreigners. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

 Dresdner RCM International Growth Equity Fund
 Total Return Index Comparison

(d) The Class I shares were registered for offer and sale under the Securities Act of 1933 on May 22, 1995. In accordance with SEC regulations, performance information is provided for the period beginning on May 22, 1995 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on December 28, 1994 ("Commencement of Operations").
(e) Class N shares were first issued on March 9, 1999, and pay Rule 12b-1 fees. Class N returns through March 9, 1999 are based on Class I returns and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.
(f) The value of a $10,000 investment for Class N is $17,481 and $16,952 for the Fund from December 28, 1994 to June 30, 2001 and from May 22, 1995 to June 30, 2001, respectively.
(g)  Unannualized.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                            % OF           VALUE
SHARES       COUNTRY                                     NET ASSETS       (NOTE 1)

------------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                               3.5%
                      CAPITAL GOODS                              1.8%
     83,000    JP     Sumitomo Electric Industries,
                      Ltd.                                              $    941,037
     54,000    NO     Tomra Systems ASA                                      850,299
     36,370    DK     Vestas Wind Systems A/S                              1,695,720
                                                                        ------------
                                                                           3,487,056
                                                                        ------------
                      COMMERCIAL SERVICES & SUPPLIES             1.7%
    153,000    UK     Capita Group PLC                                       995,204
    230,000    UK     Hays PLC                                               592,763
    100,000    SE     Securitas AB (B Shares)                              1,750,110
                                                                        ------------
                                                                           3,338,077
                                                                        ------------
CONSUMER DISCRETIONARY SECTOR                                    9.1%
                      AUTOMOBILES & COMPONENTS                   1.4%
     79,000    JP     Toyota Motor Corp.                                   2,780,807
                                                                        ------------
                      CONSUMER DURABLES & APPAREL                3.5%
     17,000    JP     Nintendo Co. Ltd.                                    3,094,241
     55,000    JP     Sony Corp.                                           3,616,228
                                                                        ------------
                                                                           6,710,469
                                                                        ------------
                      MEDIA                                      2.5%
    572,800    UK     Granada PLC                                          1,202,337
     42,000    JP     Tokyo Broadcasting System Inc.                         808,239
     33,250    FR     Vivendi Universal S.A.                               1,938,012
     27,370    NL     VNU N.V.                                               926,820
                                                                        ------------
                                                                           4,875,408
                                                                        ------------
                      RETAILING                                  1.7%
    271,000    UK     Dixons Group PLC                                       888,044
     13,800    JP     Fast Retailing Co. Ltd.                              2,401,143
                                                                        ------------
                                                                           3,289,187
                                                                        ------------
CONSUMER STAPLES SECTOR                                         10.5%
                      FOOD & DRUG RETAILING                      4.1%
     37,000    FR     Carrefour S.A.                                       1,957,684
     32,750    CA     Loblaw Cos. Ltd.                                     1,087,449
    265,410    UK     Safeway PLC                                          1,503,356
    933,000    UK     Tesco PLC                                            3,365,720
                                                                        ------------
                                                                           7,914,209
                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                            % OF           VALUE
SHARES       COUNTRY                                     NET ASSETS       (NOTE 1)

------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                      FOOD, BEVERAGE & TOBACCO                   4.2%
     95,340    BR     Companhia de Bebidas das
                      Americas (ADR)                                    $  2,207,121
     21,000    MX     Fomento Economico Mexicano
                      S.A. de C.V. (ADR)                                     899,010
     16,600    FR     Groupe Danone                                        2,277,990
         24    JP     Hokuto Corp.                                               936
      6,970    CH     Nestle S.A.                                          1,481,366
     19,050    NL     Unilever N.V. *                                      1,141,797
                                                                        ------------
                                                                           8,008,220
                                                                        ------------
                      HOUSEHOLD & PERSONAL PRODUCTS              2.2%
     41,000    JP     Kao Corp.                                            1,019,119
    229,500    UK     Reckitt Benckiser PLC                                3,308,381
                                                                        ------------
                                                                           4,327,500
                                                                        ------------
ENERGY SECTOR                                                    6.8%
                      ENERGY                                     6.8%
    321,200    UK     BP PLC                                               2,640,396
    162,300    IT     ENI S.p.A.                                           1,978,526
    578,000    UK     Shell Transport & Trading Co.
                      PLC                                                  4,804,236
     27,000    FR     TotalFinaElf S.A.                                    3,780,594
                                                                        ------------
                                                                          13,203,752
                                                                        ------------
FINANCIAL SECTOR                                                22.9%
                      BANKS                                     11.2%
    459,000    IT     Banca Nazionale del Lavoro                           1,437,723
    119,900    ES     Banco Bilbao Vizcaya
                      Argentaria S.A.                                      1,550,970
    100,000    AU     Commonwealth Bank of Australia                       1,735,198
     42,577    DE     Deutsche Bank AG                                     3,050,784
        250    CH     Julius Baer Holding Ltd. (B
                      Shares)                                                961,830
    141,000    UK     Lloyds TSB Group PLC                                 1,410,922
    111,000    UK     Royal Bank of Scotland Group
                      PLC                                                  2,446,251
     32,000    FR     Societe Generale (A Shares)                          1,894,953
     60,000    SE     Svenska Handelsbanken AB (A
                      Shares)                                                857,141
     19,307    CH     UBS AG                                               2,766,038
        287    JP     UFJ Holdings Inc.                                    1,544,129
    459,000    IT     UniCredito Italiano S.p.A.                           1,970,069
                                                                        ------------
                                                                          21,626,008
                                                                        ------------
                      DIVERSIFIED FINANCIALS                     2.4%
     10,950    JP     AIFUL Corp.                                            987,747
     53,000    UK     Amvescap PLC                                           920,560

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                            % OF           VALUE
SHARES       COUNTRY                                     NET ASSETS       (NOTE 1)

------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                      DIVERSIFIED FINANCIALS
                      (CONTINUED)
     90,000    JP     Nomura Securities Co. Ltd.                        $  1,724,724
    150,900    JP     Sumitomo Trust & Banking Co.
                      Ltd.                                                   949,813
                                                                        ------------
                                                                           4,582,844
                                                                        ------------
                      INSURANCE                                  9.3%
    134,000    IT     Alleanza Assicurazioni                               1,413,460
     13,850    DE     Allianz AG                                           4,042,172
     17,150    FR     Assurances Generales de France                         953,873
     12,150    DE     MLP AG                                               1,348,465
     17,850    DE     Muenchener
                      Rueckversicherungs-Gesellschaft
                      AG                                                   4,974,607
     36,900    UK     Royal & Sun Alliance Insurance
                      Group PLC                                              277,645
      1,753    CH     Swiss Re                                             3,503,357
    150,000    JP     The Tokio Marine & Fire
                      Insurance Co. Ltd.                                   1,401,188
                                                                        ------------
                                                                          17,914,767
                                                                        ------------
HEALTH CARE SECTOR                                              13.2%
                      BIOTECHNOLOGY                              0.7%
     80,090    UK     Celltech Group PLC *                                 1,349,410
                                                                        ------------
                      HEALTH CARE EQUIPMENT &
                      SUPPLIES                                   0.3%
     21,470    NL     QIAGEN N.V. *                                          472,570
                                                                        ------------
                      PHARMACEUTICALS                           12.2%
     34,000    UK     AstraZeneca PLC                                      1,584,198
     31,000    FR     Aventis S.A.                                         2,474,766
     37,500    IE     Elan Corp. PLC (ADR) *                               2,287,500
    131,600    UK     GlaxoSmithKline PLC                                  3,701,646
     16,000    UK     GlaxoSmithKline PLC (ADR)                              904,107
     80,000    CH     Novartis AG                                          2,895,365
     12,500    CH     Novartis AG (ADR)                                      450,834
     55,050    DK     Novo Nordisk A/S (B Shares)                          2,435,196
    105,000    UK     Shire Pharmaceuticals Group
                      PLC *                                                1,910,876
     11,000    UK     Shire Pharmaceuticals Group
                      PLC (ADR) *                                            610,500
     47,900    JP     Takeda Chemical Industries
                      Ltd.                                                 2,227,629
     18,100    IS     Teva Pharmaceutical Industries
                      Ltd. (ADR)                                           1,127,630
     36,000    JP     Yamanouchi Pharmaceutical Co.
                      Ltd.                                                 1,010,299
                                                                        ------------
                                                                          23,620,546
                                                                        ------------
MATERIALS SECTOR                                                 2.7%
                      MATERIALS                                  2.7%
    253,919    AU     BHP Billiton Ltd. *                                  1,374,052
    238,400    AU     BHP Ltd.                                             1,258,578
    212,000    UK     Billiton PLC                                         1,056,221

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                            % OF           VALUE
SHARES       COUNTRY                                     NET ASSETS       (NOTE 1)

------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                      MATERIALS (CONTINUED)
     14,000    JP     Shin Etsu Chemical Co. Ltd.                       $    514,130
     20,000    CH     Syngenta AG *                                        1,051,545
                                                                        ------------
                                                                           5,254,526
                                                                        ------------
TECHNOLOGY SECTOR                                               10.0%
                      COMMUNICATIONS EQUIPMENT                   1.6%
    142,400    FI     Nokia Oyj                                            3,227,149
                                                                        ------------
                      COMPUTERS & PERIPHERALS                    1.3%
    114,000    JP     Ricoh Co. Ltd.                                       2,458,875
                                                                        ------------
                      INFORMATION TECHNOLOGY
                      CONSULTING & SERVICES                      0.4%
     16,800    FR     Altran Technologies S.A.                               782,227
                                                                        ------------
                      SEMICONDUCTORS & INSTRUMENTS               3.1%
     42,400    NL     ASML Holding N.V. (N.Y.
                      Registered Shares) *                                   943,400
    217,000    JP     NEC Corp.                                            2,931,831
      8,200    JP     Rohm Co. Ltd.                                        1,274,227
      5,470    KR     Samsung Electronics Co. Ltd.                           807,595
                                                                        ------------
                                                                           5,957,053
                                                                        ------------
                      SOFTWARE                                   3.6%
     54,500    IS     Check Point Software
                      Technologies Ltd. *                                  2,756,065
     19,000    JP     KONAMI Corp.                                           866,852
     17,150    DE     SAP AG                                               2,379,745
     26,000    DE     SAP AG (ADR)                                           912,340
                                                                        ------------
                                                                           6,915,002
                                                                        ------------
TELECOMMUNICATION SERVICES SECTOR                               11.4%
                      TELECOMMUNICATION SERVICES                11.4%
     19,500    FR     Bouygues S.A.                                          659,001
    325,000    HK     China Mobile (Hong Kong) Ltd.
                      *                                                    1,712,581
    122,800    DE     Deutsche Telekom AG                                  2,798,557
     20,000    DE     Deutsche Telekom AG (ADR)                              452,894
    437,000    UK     Energis PLC *                                        1,160,052
         46    JP     Japan Telecom Co. Ltd.                                 955,294
         71    JP     NTT DoCoMo Inc.                                      1,235,371
    202,900    PT     Portugal Telecom, SGPS, S.A.                         1,415,370
    202,900    PT     Portugal Telecom, SGPS, S.A.,
                      rights expiring 07/09/01 *                              28,307
     95,400    IT     Telecom Italia Mobile S.p.A                            486,189
    248,100    IT     Telecom Italia S.p.A.                                2,226,350
    157,800    ES     Telefonica S.A. *                                    1,945,043

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                            % OF           VALUE
SHARES       COUNTRY                                     NET ASSETS       (NOTE 1)

------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                      TELECOMMUNICATION SERVICES
                      (CONTINUED)
     25,000    ES     Telefonica S.A. (ADR)                             $    933,760
  2,290,795    UK     Vodafone Group PLC                                   5,074,296
     40,000    UK     Vodafone Group PLC (ADR)                               890,024
                                                                        ------------
                                                                          21,973,089
                                                                        ------------
UTILITIES SECTOR                                                 1.0%
                      UTILITIES                                  1.0%
    576,800    UK     Centrica PLC                                         1,843,479
                                                                        ------------
TOTAL EQUITY INVESTMENTS (COST $198,884,505)                    91.1%    175,912,230
                                                                        ------------
SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                         4.0%
  3,828,092    US     SSgA Money Market Fund                               3,828,092
  3,828,092    US     SSgA U.S. Government Money
                      Market Fund                                          3,828,092
                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS (COST $7,656,184)                   4.0%      7,656,184
                                                                        ------------

TOTAL INVESTMENTS (COST $206,540,689) **                        95.1%    183,568,414

                      OTHER ASSETS LESS LIABILITIES              4.9%      9,534,855
                                                                        ------------
                      NET ASSETS                               100.0%   $193,103,269
                                                                        ============

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

Tax Information:

** For Federal income tax purposes, cost is $210,708,183 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $  3,668,465
Unrealized depreciation                              (30,808,234)
                                                    ------------
Net unrealized depreciation                         $(27,139,769)
                                                    ============

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2001 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Australia                         AU        2.3%        --        2.3%
Brazil                            BR        1.1%        --        1.1%
Canada                            CA        0.6%        --        0.6%
Denmark                           DK        2.1%        --        2.1%
Finland                           FI        1.7%        --        1.7%
France                            FR        8.7%        --        8.7%
Germany                           DE       10.3%        --       10.3%
Hong Kong                         HK        0.9%        --        0.9%
Ireland                           IE        1.2%        --        1.2%
Israel                            IS        2.0%        --        2.0%
Italy                             IT        4.9%        --        4.9%
Japan                             JP       18.0%        --       18.0%
Korea                             KR        0.4%        --        0.4%
Mexico                            MX        0.5%        --        0.5%
Netherlands                       NL        1.8%        --        1.8%
Norway                            NO        0.4%        --        0.4%
Portugal                          PT        0.7%        --        0.7%
Spain                             ES        2.3%        --        2.3%
Sweden                            SE        1.4%        --        1.4%
Switzerland                       CH        6.8%        --        6.8%
United Kingdom                    UK       23.0%        --       23.0%
United States                     US        0.0%       8.9%       8.9%
                                         ------     ------      -----
  Total                                    91.1%       8.9%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Management's Performance Review

        In a generally weak period for stocks in the U.S., Europe and Japan, emerging markets contained some bright spots during the first half of 2001. For the first half of 2001, the Dresdner RCM Emerging Markets Fund produced total returns of -7.96% and -8.48% for the Class I and Class N shares, respectively. In comparison, the MSCI Emerging Markets Free Index returned -1.79% and the S&P Emerging Markets Index returned 1.85%.

MARKET REVIEW

        Certainly, a positive factor in favor of emerging markets during the first part of 2001 is the aggressive actions of the U.S. Federal Reserve, which cut short-term interest rates almost in half. On the other hand, the weakened environment among developed regions created a negative impact on trading partners in many emerging markets such as Korea and Taiwan.

        Countries with strong domestic economic growth continued to reward investors. China's equity markets surged during the second quarter because its economy continued to show strong growth and its admission into the World Trade Organization seemed all but certain. In Russia and the rest of Eastern Europe, the second quarter saw strong industrial production data and in South Africa, the country saw a continuation of positive inflation data and lower interest rates.

        In Mexico, Citigroup's proposed acquisition of one the country's largest banks, Grupo Financiero Banamex-Accival, stimulated investor imagination about the country as a "convergence" play. In addition, interest rates fell sharply; as a result, its equity market was among the best performing markets in the world in the second quarter.

FACTORS AFFECTING PERFORMANCE

        Throughout the first half of 2001, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, continued to employ fundamental research to uncover companies throughout the world that have strong earnings growth and reasonable valuations.

        For example, a stock that performed well during the first half of the year was Fomento Economico Mexicano, the largest beverage producer in Latin America, which was overweighted in the portfolio during the second quarter. The Fund managers believe the company is studying ways to shed its holding company status in order to unlock the value inherent in its divisions, which include a beer company, a distributor of Coca-Cola, as well as Mexico's largest convenience store chain. A Dresdner RCM's Grassroots-SM- Research study was commissioned to assess the probability and extent of a tightening in Mexico's current corporate tax laws. The study suggests a key to Mexico's prosperity and market stability is the success of fiscal reform. According to the study, Mexico's income tax system is currently ineffective because of widespread noncompliance, and the country's leadership has proposed a broader value added tax on food and medical supplies that should capture more revenue.

        One of the Fund's biggest successes for the first half of 2001 was its investment in Lukoil Holding, the Russian oil concern, which recently began to publish its financial statements using U.S. accounting principles in 2000. In Turkey, Yapi Ve Kredi Bankasi, a Turkish bank, performed well during the second quarter. Going into the second quarter, investor pessimism was high in Turkey, but the country announced some very positive fiscal reform measures and was able to secure funding from the International Monetary Fund. In South Africa, Impala Platinum, which operates platinum mines, increased in value during the second quarter due in part to an imbalance between supply and demand, a deficit that has increased since 2000. Russia, another major platinum producer, began to battle over export quotas early in the first quarter, exerting very tight export controls over their supply. The demand for platinum comes from the continued strong demand from jewelry, industrials and auto parts.

        One of the poorest performing stocks during the first quarter was Israeli-based Check Point Software Technologies, a global leader in Internet security. Check Point Software is an excellent example of a company with solid fundamentals that was singled out by the market for its high valuation. Although the stock rebounded in the second quarter, returning 6% for the Fund, the stock returned a disappointing -43% for the first half of 2001.

 Dresdner RCM Emerging Markets Fund
 Management's Performance Review

OUTLOOK

        The Fund managers believe that two important factors must be in place for emerging markets to perform well and those are falling interest rates and a bottoming of growth expectations. While they have grown more optimistic, the Fund managers' continue to await clearer signs of a bottoming of growth expectations globally.

        Dresdner RCM believes that emerging markets should outperform developed markets such as Europe, Japan and the U.S. In addition, trends such as privatization, the globalization of finance and the spread of Internet commerce remain positive factors for emerging markets over the long term. The Fund will strive to search out high-quality stocks of companies with strong management and clear business strategies.

 Dresdner RCM Emerging Markets Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/30/97 - 6/30/01)(d)(f)

                          MSCI-EMF    S&P EMERGING
       CLASS I SHARES(D)  INDEX(A)  MARKETS INDEX(B)
12/97             $9,990   $10,024           $10,015
1/98              $9,720    $9,238            $9,358
2/98             $10,530   $10,203           $10,314
3/98             $10,950   $10,645           $10,718
4/98             $11,120   $10,529           $10,747
5/98              $9,920    $9,087            $9,406
6/98              $9,170    $8,134            $8,441
7/98              $9,590    $8,391            $8,778
8/98              $7,660    $5,965            $6,311
9/98              $7,810    $6,344            $6,614
10/98             $8,660    $7,012            $7,374
11/98             $8,910    $7,595            $7,928
12/98             $9,151    $7,485            $7,810
1/99              $8,879    $7,364            $7,630
2/99              $8,839    $7,436            $7,765
3/99              $9,696    $8,416            $8,661
4/99             $10,715    $9,457            $9,843
5/99             $10,493    $9,402            $9,667
6/99             $11,644   $10,469           $10,719
7/99             $11,472   $10,184           $10,564
8/99             $11,855   $10,277           $10,680
9/99             $11,482    $9,930           $10,383
10/99            $12,098   $10,141           $10,563
11/99            $14,378   $11,051           $11,513
12/99            $17,562   $12,457           $13,056
1/00             $17,083   $12,531           $13,053
2/00             $20,050   $12,697           $13,040
3/00             $19,186   $12,759           $13,230
4/00             $16,635   $11,549           $11,861
5/00             $15,959   $11,072           $11,526
6/00             $16,927   $11,462           $11,851
7/00             $16,000   $10,873           $11,280
8/00             $16,417   $10,926           $11,323
9/00             $14,897    $9,972           $10,315
10/00            $13,648    $9,249            $9,472
11/00            $12,326    $8,441            $8,827
12/00            $13,129    $8,643            $9,084
1/01             $14,207    $9,830           $10,239
2/01             $12,814    $9,058            $9,450
3/01             $11,453    $8,170            $8,636
4/01             $12,204    $8,564            $9,144
5/01             $12,476    $8,666            $9,421
6/01             $12,084    $8,488            $9,254

PERFORMANCE(c)
JUNE 30, 2001

                                                                CUMULATIVE
                                                       SINCE      SINCE
EMERGING MARKETS FUND      YTD(G)  1 YEAR   3 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total
Return(d)                  -7.96%  -28.61%   9.64%     5.55%      20.84%
Class N
Average Annual Total
Return(e)(f)               -8.48%  -28.96%   9.28%     5.22%      19.52%
MSCI-EMF Index
Average Annual Total
Return(a)                  -1.79%  -25.93%   1.44%    -4.57%     -15.12%
S&P Emerging Markets
Index
Average Annual Total
Return(b)                   1.85%  -21.94%   3.10%    -2.19%      -7.46%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The MSCI Emerging Markets Free ("EMF") Index is a market capitalization-weighted index composed of 981 companies in 26 emerging market countries. The average market capitalization size of the listed companies is $800 million.
(b) The S&P Emerging Markets Index (formerly IFC Emerging Markets Index) represents the IFC Investable ("IFCI") regional total return composite. The term investable indicates that the stocks and the weights in the IFCI Index represent the amount that foreign institutional investors might buy by virtue of the applicable foreign institutional restrictions (either at the national level or by the individual company's corporate statute) plus factoring in minimum market capitalization and liquidity screens.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  The Class I shares began operations on December 30, 1997.
(e) Class N shares were first issued on March 9, 1999, and pay Rule 12b-1 fees. Class N returns through March 9, 1999 are based on Class I returns, and reflect the deduction of Rule 12b-1 fees applicable to Class N Shares.
(f) The value of a $10,000 investment for Class N is $11,952 for the period from December 30, 1997 to June 30, 2001.
(g)  Unannualized.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                           % OF          VALUE
SHARES      COUNTRY                                     NET ASSETS      (NOTE 1)

---------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                              3.8%
                     CAPITAL GOODS                              3.8%
    17,800    IN     Reliance Industries Ltd.                          $  139,819
    12,200    KR     Samsung Corporation                                   70,358
     7,000    MX     Tubos de Acero de Mexico S.A.
                     (ADR)                                                 88,550
                                                                       ----------
                                                                          298,727
                                                                       ----------
CONSUMER DISCRETIONARY SECTOR                                   3.7%
                     AUTOMOBILES & COMPONENTS                   1.5%
     5,300    KR     Hyundai Motor Co., Ltd.                              115,332
                                                                       ----------
                     MEDIA                                      1.4%
    14,600    ZA     Johnnic Holdings Ltd.                                107,941
                                                                       ----------
                     RETAILING                                  0.8%
    23,000    MX     Walmart de Mexico S.A. de
                     C.V., Series V *                                      62,261
                                                                       ----------
CONSUMER STAPLES SECTOR                                        11.6%
                     FOOD & DRUG RETAILING                      0.4%
     1,400    BR     Companhia Brasileria de
                     Distribuicao Grupo Pao de
                     Acucar (Sponsored ADR)                                32,494
                                                                       ----------
                     FOOD, BEVERAGE & TOBACCO                  11.2%
    12,600    BR     Comphania de Bebidas das
                     Americas (ADR)                                       291,690
     2,500    GR     Embotelladora Andina S.A.
                     (ADR)                                                 33,700
     6,000    MX     Fomento Economico Mexicano,
                     S.A. de C.V. (ADR)                                   256,860
    65,000    MX     Grupo Modelo S.A. de C.V.,
                     Series C                                             174,525
     3,500    US     Panamerican Beverages, Inc.                           71,050
    10,000    GR     Pepsi-Gemex S.A. (Sponsored
                     GDR) *                                                60,400
                                                                       ----------
                                                                          888,225
                                                                       ----------
ENERGY SECTOR                                                   4.9%
                     ENERGY                                     4.9%
     1,000    RU     Lukoil Holding (Sponsored ADR)                        47,965
     8,500    RU     Lukoil Holding (Sponsored ADR)
                     Pfd.                                                 199,750
     6,020    BR     Petroleo Brasileiro S.A.
                     (Petrobras) Pfd.                                     140,732
                                                                       ----------
                                                                          388,447
                                                                       ----------
FINANCIALS SECTOR                                              18.9%
                     BANKS                                     14.3%
 2,190,000    BR     Banco Itau S.A. Pfd.                                 191,548
     5,500    PL     Bank Polska Kasa Opieki S.A. *                        94,215

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                           % OF          VALUE
SHARES      COUNTRY                                     NET ASSETS      (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                     BANKS (CONTINUED)
    41,000    MX     Grupo Financiero Banamex
                     Accival, S.A. de CV                               $  105,799
     1,400    US     Komercni Banka A.S. *                                 37,822
     6,025    ZA     Nedcor Ltd.                                          117,340
     2,700    HU     OTP Bank Rt. *                                       140,229
    12,500    KR     Shinhan Bank                                         128,316
    40,000    ZA     Standard Bank Investment
                     Corp., Ltd.                                          174,163
    16,000    IN     State Bank of India                                   74,932
    21,595    TR     Yapi Ve Kredi Bankasi
                     (Sponsored GDR) *                                     64,785
                                                                       ----------
                                                                        1,129,149
                                                                       ----------
                     DIVERSIFIED FINANCIALS                     1.7%
     9,300    IN     Housing Development Finance
                     Corp., Ltd.                                          136,317
                                                                       ----------
                     REAL ESTATE                                2.9%
     8,000    HK     Cheung Kong Holdings Ltd.                             87,181
    42,000    HK     Hongkong Land Holdings Ltd.                           75,600
     7,000    HK     Sung Hung Kai Properties Ltd.                         63,046
                                                                       ----------
                                                                          225,827
                                                                       ----------
HEALTH CARE SECTOR                                              4.6%
                     PHARMACEUTICALS &
                     BIOTECHNOLOGY                              4.6%
     3,450    IN     Cipla Ltd.                                            83,852
     4,150    IN     Dr. Reddy's Laboratories Ltd.                        141,845
     1,800    HU     Gedeon Richter Rt. *                                 100,021
       650    IS     Teva Pharmaceutical Industries
                     Ltd. (ADR)                                            40,495
                                                                       ----------
                                                                          366,213
                                                                       ----------
MATERIALS SECTOR                                               13.4%
                     RAW/BASIC MATERIALS                       13.4%
     2,000    ZA     Anglo American Platinum Corp.,
                     Ltd.                                                  89,066
    12,500    ZA     Anglo American PLC                                   185,452
     4,698    US     Cemex S.A. de C.V. (Sponsored
                     ADR)                                                 124,497
   126,000    HK     China Rare Earth Holdings Ltd.                        44,827
     2,500    PO     CIA Minas Buenaventura S.A.
                     (Sponsored ADR)                                       46,100
     4,000    BR     Companhia Vale do Rio Doce
                     Pfd.                                                  90,790
    20,500    IN     Gujarat Ambuja Cements Ltd.                           80,754
     4,870    ZA     Impala Platinum Holdings Ltd.                        243,820

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                           % OF          VALUE
SHARES      COUNTRY                                     NET ASSETS      (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                     RAW/BASIC MATERIALS
                     (CONTINUED)
     4,200    KR     LG Chemicals Ltd. *                               $   55,871
     1,200    KR     Pohang Iron & Steel Co., Ltd.                         95,963
                                                                       ----------
                                                                        1,057,140
                                                                       ----------
TECHNOLOGY SECTOR                                              14.6%
                     COMPUTERS & PERIPHERALS                    3.5%
    28,750    TW     Asustek Computer, Inc.                               121,496
    48,750    TW     Compal Electronics, Inc.                              52,389
    20,000    TW     Hon Hai Precision Industry
                     Co., Ltd.                                            105,141
                                                                       ----------
                                                                          279,026
                                                                       ----------
                     INFORMATION TECHNOLOGIES
                     CONSULTING & SERVICES                      0.7%
    16,000    IN     Satyam Computer Service Ltd.
                     (Demat Shares)                                        57,823
                                                                       ----------
                     SEMICONDUCTORS & INSTRUMENTS               9.3%
    40,800    TW     Compeq Manufacturing Co., Ltd.
                     *                                                     80,581
    60,000    TW     Macronix International Co.,
                     Ltd. *                                                63,607
     1,600    KR     Samsung Electronics Co., Ltd.                        236,217
    87,640    TW     Taiwan Semiconductor
                     Manufacturing Co., Ltd.                              162,909
     3,780    TW     Taiwan Semiconductor
                     Manufacturing Co., Ltd. (ADR)                         57,418
    47,600    TW     United Microelectronics Corp.,
                     Ltd.                                                  63,181
     4,400    TW     United Microelectronics Corp.,
                     Ltd. (ADR) *                                          39,160
     5,000    TW     Via Technologies, Inc.                                34,563
                                                                       ----------
                                                                          737,636
                                                                       ----------
                     SOFTWARE                                   1.1%
     1,750    IS     Check Point Software
                     Technologies Ltd. *                                   88,498
                                                                       ----------
TELECOMMUNICATION SERVICES SECTOR                              13.5%
                     TELECOMMUNICATION SERVICES                13.5%
    11,000    HK     China Mobile Hong Kong Ltd.
                     (Sponsored ADR) *                                    294,690
     7,000    BR     Embratel Participacoes S.A.
                     (ADR)                                                 52,360
     1,000    KR     Korea Telecom Corp.                                   39,985
     1,100    KR     Korea Telecom Corp. (ADR)                             24,178
     3,500    RU     Mobile Telesystems (Sponsored
                     ADR) *                                                95,900
     4,000    KR     SK Telecom Co., Ltd. (ADR)                            67,600
     9,500    BR     Tele Centro Oeste Celular
                     Participacoes S.A. (ADR)                              82,175
     3,700    BR     Tele Norte Leste Participacoes
                     S.A. (ADR)                                            56,462
     6,500    MX     Telefonos de Mexico (ADR)                            228,085

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                           % OF          VALUE
SHARES      COUNTRY                                     NET ASSETS      (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                     TELECOMMUNICATION SERVICES
                     (CONTINUED)
    12,400    PL     Telekomunikacja Polska S.A.                       $   55,036
     1,700    BR     Telemig Celular Participacoes
                     S.A. (ADR)                                            70,210
                                                                       ----------
                                                                        1,066,681
                                                                       ----------
UTILITIES SECTOR                                                2.3%
                     UTILITIES                                  2.3%
   130,000    HK     Huaneng Power
                     International, Inc.                                   79,584
     2,500    KR     Korea Electric Power Corp.                            46,521
     6,000    KR     Korea Electric Power Corp.
                     (Sponsored ADR)                                       57,000
                                                                       ----------
                                                                          183,105
                                                                       ----------
TOTAL EQUITY INVESTMENTS (COST $7,900,275)                     91.3%    7,220,842
                                                                       ----------
SHORT-TERM INVESTMENT
   FACE
  AMOUNT
----------
                     TIME DEPOSIT                               2.2%
$  170,904    US     HSBC Bank, Time Deposit 3.00%,
                     maturing 7/2/01                                      170,904
                                                                       ----------
TOTAL SHORT-TERM INVESTMENT (COST $170,904)                               170,904
                                                                       ----------

TOTAL INVESTMENTS (COST $8,071,179)**                          93.5%    7,391,746

                     OTHER ASSETS LESS LIABILITIES              6.5%      516,351
                                                                       ----------
                     NET ASSETS                               100.0%   $7,908,097
                                                                       ==========

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

Pfd. Preferred Stock

Tax information:

** For Federal income tax purposes, cost is $7,459,157 and the gross aggregate unrealized appreciation (depreciation) for all securities is as follows:


Unrealized appreciation                             $  429,356
Unrealized depreciation                               (496,767)
                                                    ----------
Net unrealized depreciation                         $  (67,411)
                                                    ==========

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2001, categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Brazil                            BR       12.7%        --       12.7%
Hong Kong                         HK        8.2%        --        8.2%
Hungary                           HU        3.0%        --        3.0%
Greece                            GR        1.2%        --        1.2%
India                             IN        9.0%        --        9.0%
Israel                            IS        1.6%        --        1.6%
Korea                             KR       11.9%        --       11.9%
Mexico                            MX       11.6%        --       11.6%
Peru                              PO        0.6%        --        0.6%
Poland                            PL        1.9%        --        1.9%
Russia                            RU        4.3%        --        4.3%
South Africa                      ZA       11.6%        --       11.6%
Taiwan                            TW        9.9%        --        9.9%
Turkey                            TR        0.8%        --        0.8%
United States                     US        3.0%       8.7%      11.7%
                                         ------     ------      -----
  Total                                    91.3%       8.7%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Management's Performance Review

        A sluggish European economy and a declining Euro continued to adversely impact the performance of the Dresdner RCM Europe Fund during 2001. For the first half of 2001, the Fund returned -22.89% and -23.00% in U.S. dollar terms for the Class I and Class N shares respectively. The Morgan Stanley Capital International Europe Index returned -16.95% for the first half of 2001.

MARKET REVIEW

        During the first half of 2001, Europe's growth prospects declined along with the rest of the world. But unlike other economies, Europe didn't have the benefit of an aggressive central bank boosting liquidity. The European Central Bank ("ECB"), citing inflation concerns only lowered interest rates by 25 basis points, a fraction of the aggressive action taken by the U.S. Federal Reserve.

        Europe's equity markets were negative in U.S. dollar terms as the Euro sank to below 86 U.S. cents in late May, the first time in six months. During the second quarter, the European markets of Spain, Italy, Greece and Portugal were the weakest, while the U.K., Germany and France were essentially flat. The Netherlands, Norway, Sweden and Denmark posted positive returns.

        However, there were developments during the period that have positive implications for investors. The German government passed landmark pension reform in May that created a private system similar to 401(k) plans in the U.S. In addition, the German tax reform act, passed in the third quarter of 2000, began to phase in its corporate tax reduction program and individual tax cuts during the first half of 2001. With upcoming elections in several European countries slated for 2002, public support was building for additional tax reductions throughout the region.

FACTORS AFFECTING PERFORMANCE

        The telecommunications equipment sector had a negative first half, setting the tone for the second quarter when Nokia issued a profit warning, cutting second-quarter sales growth estimates in half, and taking the stock down 16% in one day. Nokia, one of the world's largest providers of wireless handsets, and the Fund's largest holding at the at end of the first quarter, was the only telecommunications equipment company left in the portfolio as of June 30, 2001.

        Although the Fund was less exposed to technology during the first quarter than it was in 2000, the Fund remained overweight in technology during the second quarter, with the majority of focus on the software sector. For example, SAP, the giant software company, produced a return of 4% for the first half of 2001. An April 2001 study done by Dresdner RCM's Grassroots-SM-indicated the company should be successful in extending its new web-enabled management software, mySAP.com, to its current client base.

        Another technology company that performed well for the Fund during the first half of 2001 was Logitech International, a Swiss manufacturer of computer peripherals, which Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, believes was less exposed to weakness in the PC cycle and more exposed to the retail channel. The company has an attractive new gaming product, the GT Force for Sony's Playstation 2, which produced strong sales in the second quarter.

        A group that appeared weak at the end of the first quarter only to rebound as one of the Fund's top performing groups during the second quarter was the pharmaceutical sector. Good performers included H. Lundbeck and Novo Nordisk, which offer therapies to treat neurological disorders and diabetes, respectively. Investors in Elan are anticipating strong cash flows from drugs that the company has developed to treat chronic pain and migraine headaches. Meanwhile, Shire Pharmaceuticals Group has seen positive results from drug trials for its Attention Deficit Disorder drug and has worked with Johnson & Johnson to market one of its drugs to treat Alzheimer's disease.

        The Fund continued to maintain its overweight in financial services, such as the insurance industry, because these companies appear to offer defensive characteristics in an uncertain economic environment. The Fund managers' believe European pension reform is likely to stimulate demand for life insurance products such as fixed and variable annuities. In addition, the property and casualty insurance area has benefited from

 Dresdner RCM Europe Fund
 Management's Performance Review

a consolidation in the industry. And, with the Euro becoming a physical currency in 2002, shares of many European stocks, such as Securitas, a Swedish company that specializes in security services and cash transport, produced decent returns.

        Other defensive areas of the market, such as retailing, helped the Fund during the first half. However, the Fund was underweight such cyclical areas as autos and basic materials during the first half, primarily because of the Fund's fundamental focus on quality growth stocks.

OUTLOOK

        With economies in Germany and France showing clear signs of weakness, Europe's investing environment is likely to remain difficult over the next several months. The Fund managers believe high food and energy prices are making it difficult for the ECB to cut interest rates despite signs of a slowdown. Because of Europe's relatively high interest rates, the Euro would appear to be at a bottom, although it continues to test new lows.

        However, Dresdner RCM believes inflation will moderate in the latter part of the year, providing the opportunity for the ECB to react to the economic environment. In addition, European consumer spending appears less dependent than the U.S. on the health of the equity markets. Meanwhile, the themes of corporate restructuring, an improved tax environment and the shift towards private retirement savings bolstering the equity culture have great potential to bolster the European economy. In sum, the Fund managers' believe Europe is still attractive on a long-term basis, but the next few quarters are likely to be challenging.

 Dresdner RCM Europe Fund
 Total Return Index Comparison(d)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (4/5/90 - 6/30/01)(a)(e)(g)

       CLASS N SHARES(D)  MSCI-EUROPE INDEX(B)  DAX 100 INDEX(C)
4/90             $10,000               $10,000           $10,000
4/90              $9,150                $9,738            $9,346
5/90              $9,117               $10,535            $9,432
6/90              $9,400               $10,909            $9,862
7/90              $9,708               $11,372           $10,643
8/90              $8,617               $10,249            $9,117
9/90              $7,358                $9,046            $7,545
10/90             $8,250                $9,814            $8,450
11/90             $8,283                $9,917            $8,575
12/90             $8,000                $9,778            $8,318
1/91              $7,898               $10,111            $8,425
2/91              $8,289               $11,000            $8,858
3/91              $7,319               $10,266            $7,848
4/91              $7,600               $10,163            $8,194
5/91              $7,847               $10,466            $8,514
6/91              $7,311                $9,591            $7,813
7/91              $7,591               $10,260            $8,075
8/91              $7,694               $10,451            $8,216
9/91              $7,770               $10,769            $8,390
10/91             $7,481               $10,547            $8,239
11/91             $7,387               $10,303            $8,293
12/91             $7,739               $11,113            $8,872
1/92              $7,835               $11,114            $8,965
2/92              $8,071               $11,162            $9,123
3/92              $7,879               $10,776            $8,953
4/92              $7,853               $11,375            $8,974
5/92              $8,263               $12,026            $9,534
6/92              $8,202               $11,806            $9,712
7/92              $7,792               $11,390            $9,259
8/92              $7,818               $11,358            $9,266
9/92              $7,346               $11,175            $8,761
10/92             $6,883               $10,399            $8,171
11/92             $6,735               $10,398            $8,146
12/92             $6,602               $10,642            $7,980
1/93              $6,806               $10,664            $8,163
2/93              $7,134               $10,790            $8,580
3/93              $7,293               $11,349            $8,829
4/93              $7,249               $11,603            $8,691
5/93              $7,320               $11,732            $8,720
6/93              $6,992               $11,564            $8,369
7/93              $7,329               $11,607            $8,746
8/93              $8,002               $12,629            $9,740
9/93              $8,091               $12,594            $9,824
10/93             $8,490               $13,123           $10,290
11/93             $8,259               $12,843           $10,096
12/93             $8,792               $13,812           $10,880
1/94              $8,559               $14,519           $10,598
2/94              $8,541               $14,009           $10,397
3/94              $8,775               $13,617           $10,768
4/94              $9,142               $14,185           $11,477
5/94              $8,730               $13,586           $10,922
6/94              $8,541               $13,448           $10,871
7/94              $8,792               $14,156           $11,458
8/94              $9,026               $14,609           $11,854
9/94              $8,299               $14,035           $11,103
10/94             $8,550               $14,651           $11,682
11/94             $8,182               $14,095           $11,082
12/94             $8,364               $14,179           $11,508
1/95              $8,064               $14,073           $11,191
2/95              $8,500               $14,397           $12,166
3/95              $8,073               $15,070           $11,812
4/95              $8,300               $15,559           $12,295
5/95              $8,527               $15,882           $12,628
6/95              $8,664               $16,038           $12,958
7/95              $9,009               $16,880           $13,702
8/95              $8,500               $16,233           $12,947
9/95              $8,482               $16,730           $13,049
10/95             $8,436               $16,656           $12,974
11/95             $8,273               $16,781           $12,902
12/95             $8,364               $17,318           $13,188
1/96              $8,682               $17,438           $13,838
2/96              $8,836               $17,762           $13,942
3/96              $8,682               $17,981           $13,913
4/96              $8,355               $18,117           $13,414
5/96              $8,618               $18,264           $13,784
6/96              $8,964               $18,470           $14,119
7/96              $8,846               $18,245           $14,090
8/96              $9,073               $18,792           $14,367
9/96              $9,136               $19,195           $14,513
10/96             $9,164               $19,646           $14,611
11/96             $9,591               $20,648           $15,204
12/96             $9,709               $21,054           $15,299
1/97              $9,600               $21,118           $15,334
2/97              $9,883               $21,403           $15,951
3/97             $10,493               $22,100           $16,918
4/97             $10,210               $21,997           $16,409
5/97             $10,584               $22,942           $17,202
6/97             $11,149               $24,096           $17,926
7/97             $12,278               $25,231           $19,555
8/97             $11,285               $23,796           $17,670
9/97             $12,214               $26,109           $19,204
10/97            $11,522               $24,832           $17,692
11/97            $11,786               $25,219           $18,150
12/97            $12,182               $26,147           $19,048
1/98             $12,724               $27,243           $19,476
2/98             $13,430               $29,379           $20,801
3/98             $14,746               $31,479           $22,112
4/98             $15,558               $32,096           $22,846
5/98             $16,250               $32,754           $24,902
6/98             $17,268               $33,121           $25,822
7/98             $18,775               $33,784           $26,116
8/98             $15,346               $29,540           $21,849
9/98             $14,608               $28,368           $21,326
10/98            $15,676               $30,645           $22,438
11/98            $16,386               $32,285           $23,431
12/98            $16,738               $33,706           $23,515
1/99             $17,253               $33,497           $23,442
2/99             $16,088               $32,656           $21,825
3/99             $15,611               $33,022           $21,288
4/99             $15,973               $34,012           $22,781
5/99             $15,463               $32,386           $21,302
6/99             $16,138               $32,940           $22,233
7/99             $16,342               $33,253           $22,097
8/99             $15,909               $33,599           $22,517
9/99             $15,871               $33,347           $22,214
10/99            $17,095               $34,581           $23,276
11/99            $19,950               $35,521           $23,637
12/99            $24,034               $39,170           $27,457
1/00             $24,332               $36,388           $26,169
2/00             $29,177               $38,295           $28,982
3/00             $26,538               $39,230           $28,551
4/00             $25,047               $37,507           $26,311
5/00             $23,631               $37,207           $25,987
6/00             $24,406               $38,013           $25,865
7/00             $24,272               $37,412           $26,266
8/00             $25,018               $36,982           $25,262
9/00             $22,692               $35,259           $23,934
10/00            $21,827               $34,998           $23,826
11/00            $19,770               $33,650           $22,172
12/00            $21,296               $35,979           $24,102
1/01             $20,686               $35,997           $25,107
2/01             $18,569               $32,840           $23,055
3/01             $16,918               $30,400           $20,673
4/01             $18,102               $32,589           $22,167
5/01             $17,241               $31,038           $20,814
6/01             $16,376               $29,880           $20,714

PERFORMANCE(a)(d)
JUNE 30, 2001

                                                                                    CUMULATIVE
                                                                           SINCE      SINCE
EUROPE FUND                YTD(H)   1 YEAR   3 YEARS  5 YEARS  10 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total
Return(f)(g)               -22.89%  -32.95%  -1.75%   12.81%     8.40%     4.50%      63.76%
Class N
Average Annual Total
Return(e)                  -23.00%  -32.81%  -1.71%   12.84%     8.41%     4.50%      63.98%
MSCI-Europe Index
Average Annual Total
Return(b)                  -16.95%  -21.40%  -3.37%   10.10%    12.03%    10.22%     198.80%
DAX 100 Index
Average Annual Total
Return(c)                  -14.06%  -19.91%  -7.08%    7.97%    10.24%     6.69%     107.14%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) Returns through February 2, 1999 reflect the performance of the Fund as a closed-end investment company that invested primarily in equity securities of German companies. Returns through May 3, 1999, reflect the performance of the Fund as a closed-end investment company. Beginning on February 9, 1999, the Fund's objective was expanded to permit investments in European companies. On May 3, 1999, the Fund converted from a closed-end to an open-end investment company. The expenses of the Fund as an open-end investment company may be higher than as a closed-end investment company due to additional fees, such as Rule 12b-1 fees. Since February 9, 1999, when the Fund's mandate was expanded, the Fund has been comparing its performance to the MSCI Europe Index. Before February 9, 1999, when the Fund invested primarily in equity securities of German companies, the Fund compared its performance to the DAX 100 Index, a German focused Index.
(b) The MSCI Europe Index is a market capitalization-weighted index composed of companies representative of the market structure of 15 developed countries. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

 Dresdner RCM Europe Fund
 Total Return Index Comparison

(c) The DAX 100 Index is a total return index of the 100 most highly capitalized stocks traded on the Frankfurt Stock Exchange. The Index was developed with a base value of 500 stocks as of December 30, 1987. The underlying stock prices are from XETRA.
(d) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(e) Returns from April 5, 1990 ("Commencement of Operations") through May 3, 1999 do not reflect Rule 12b-1 fees. Class N returns through May 3, 1999 would be lower if Rule 12b-1 fees had been paid.
(f)  Class I shares were first issued on March 3, 2000, which do not pay
     Rule 12b-1 fees. Class I returns through March 3, 2000 are based on Class N returns and for the period from May 3, 1999 to March 3, 2000, reflect the deduction of Rule 12b-1 fees. Returns for periods after March 3, 2000 do not reflect the deduction of Rule 12b-1 fees.
(g) The value of a $10,000 investment for Class I is $16,376 for the period from April 5, 1990 to June 30, 2001.
(h)  Unannualized.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                          % OF           VALUE
SHARES      COUNTRY                                    NET ASSETS      (NOTE 1)

---------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                              9.9%
                     CAPITAL GOODS                              5.0%
    72,500    NO     Tomra Systems ASA                                $ 1,141,605
    28,200    DK     Vestas Wind Systems A/S                            1,314,801
                                                                      -----------
                                                                        2,456,406
                                                                      -----------
                     COMMERCIAL SERVICES & SUPPLIES             4.9%
   134,000    UK     Capita Group PLC                                     871,616
   157,000    UK     Hays PLC                                             404,625
    63,100    SE     Securitas AB (B Shares)                            1,104,320
                                                                      -----------
                                                                        2,380,561
                                                                      -----------
CONSUMER DISCRETIONARY SECTOR                                   2.1%
                     HOTELS, RESTAURANTS & LEISURE              1.1%
   100,000    UK     J.D. Wetherspoon PLC                                 516,852
                                                                      -----------
                     MEDIA                                      1.0%
     9,000    FR     Vivendi Universal S.A.                               512,061
                                                                      -----------
CONSUMER STAPLES SECTOR                                         7.6%
                     FOOD & DRUG RETAILING                      2.5%
    23,000    FR     Carrefour S.A.                                     1,216,938
                                                                      -----------
                     FOOD, BEVERAGE & TOBACCO                   3.5%
     6,200    FR     Groupe Danone                                        850,816
     4,000    CH     Nestle S.A.                                          850,138
                                                                      -----------
                                                                        1,700,954
                                                                      -----------
                     HOUSEHOLD & PERSONAL PRODUCTS              1.6%
    53,000    UK     Reckitt Benckiser PLC                                764,027
                                                                      -----------
ENERGY SECTOR                                                   8.0%
                     ENERGY                                     8.0%
    87,500    IT     ENI S.p.A                                          1,066,673
   144,000    UK     Shell Transport & Trading Co.
                     PLC                                                1,196,903
     5,200    FR     Technip                                              666,925
     7,000    FR     TotalFinaElf S.A.                                    980,154
                                                                      -----------
                                                                        3,910,655
                                                                      -----------
FINANCIAL SECTOR                                               24.7%
                     BANKS                                     11.7%
   250,000    IT     Banca Nazionale del Lavoro                           783,073
    41,000    ES     Banco Bilbao Vizcaya
                     Argentaria S.A.                                      530,357
    15,600    DE     Deutsche Bank AG                                   1,117,792
       180    CH     Julius Baer Holding Ltd. (B
                     Shares)                                              692,518

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                          % OF           VALUE
SHARES      COUNTRY                                    NET ASSETS      (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                     BANKS (CONTINUED)
    58,000    UK     Royal Bank of Scotland Group
                     PLC                                              $ 1,278,221
    42,500    SE     Svenska Handelsbanken AB (A
                     Shares)                                              607,141
   160,000    IT     UniCredito Italiano S.p.A.                           686,734
                                                                      -----------
                                                                        5,695,836
                                                                      -----------
                     DIVERSIFIED FINANCIALS                     1.6%
    44,000    UK     Amvescap PLC                                         764,238
                                                                      -----------
                     INSURANCE                                 11.4%
    57,000    IT     Alleanza Assicurazioni                               601,248
     4,500    DE     Allianz AG                                         1,313,341
    17,500    FR     Assurances Generales de France                       973,339
    11,000    DE     MLP AG                                             1,220,833
     5,250    DE     Muenchener
                     Rueckversicherungs-Gesellschaft
                     AG                                                 1,463,120
                                                                      -----------
                                                                        5,571,881
                                                                      -----------
HEALTH CARE SECTOR                                             19.6%
                     BIOTECHNOLOGY                              1.6%
    47,500    UK     Celltech Group PLC *                                 800,312
                                                                      -----------
                     HEALTH CARE EQUIPMENT &
                     SUPPLIES                                   1.1%
    23,500    NL     QIAGEN N.V. *                                        517,252
                                                                      -----------
                     PHARMACEUTICALS                           16.9%
    19,080    DE     Altana AG                                            738,007
    22,000    UK     AstraZeneca PLC                                    1,025,069
    19,200    IE     Elan Corp. PLC (ADR) *                             1,171,200
    51,900    DK     H. Lundbeck A/S *                                  1,475,483
    27,500    CH     Novartis AG                                          995,282
    32,400    DK     Novo Nordisk A/S (B Shares)                        1,433,248
    32,500    UK     Shire Pharmaceuticals Group
                     PLC *                                                591,462
    14,200    UK     Shire Pharmaceuticals Group
                     PLC (ADR) *                                          788,100
                                                                      -----------
                                                                        8,217,851
                                                                      -----------
TECHNOLOGY SECTOR                                              13.0%
                     COMMUNICATIONS EQUIPMENT                   2.7%
    60,200    FI     Nokia Oyj (ADR)                                    1,326,808
                                                                      -----------
                     COMPUTERS & PERIPHERALS                    2.6%
     3,950    CH     Logitech International S.A. *                      1,265,860
                                                                      -----------
                     INFORMATION TECHNOLOGY
                     CONSULTING & SERVICES                      1.5%
    15,000    FR     Altran Technologies S.A.                             698,417
                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

                                                          % OF           VALUE
SHARES      COUNTRY                                    NET ASSETS      (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                     SEMICONDUCTORS & INSTRUMENTS               1.8%
    13,400    DE     Aixtron AG                                       $   384,561
    22,000    NL     ASML Holding N.V. (N.Y.
                     Registered Shares) *                                 489,500
                                                                      -----------
                                                                          874,061
                                                                      -----------
                     SOFTWARE                                   4.4%
     5,500    DE     SAP AG                                               763,184
    21,000    DE     SAP AG (ADR)                                         736,890
    55,000    CH     TEMENOS Group AG *                                   656,381
                                                                      -----------
                                                                        2,156,455
                                                                      -----------
TELECOMMUNICATION SERVICES SECTOR                              11.2%
                     TELECOMMUNICATION SERVICES                11.2%
    13,900    FR     Bouygues S.A.                                        469,749
    40,000    DE     Deutsche Telekom AG                                  911,582
    21,500    RU     Mobile Telesystems (ADR) *                           589,100
    85,500    PT     Portugal Telecom, SGPS, S.A.                         596,423
    85,500    PT     Portugal Telecom, SGPS, S.A.,
                     rights expiring 07/09/01 *                            11,928
    47,500    IT     Telecom Italia Mobile S.p.A                          242,076
    66,200    IT     Telecom Italia S.p.A.                                594,052
    37,500    ES     Telefonica S.A. *                                    462,225
   702,517    UK     Vodafone Group PLC                                 1,556,132
                                                                      -----------
                                                                        5,433,267
                                                                      -----------
TOTAL EQUITY INVESTMENTS (COST $51,494,857)                    96.1%   46,780,692
                                                                      -----------
SHORT-TERM INVESTMENT
                     TIME DEPOSIT                               2.4%
 1,146,563    US     State Street Cayman Islands,
                     Time Deposit,
                     2.750%, maturing 07/02/01                          1,146,563
                                                                      -----------
TOTAL SHORT-TERM INVESTMENT (COST $1,146,563)                   2.4%    1,146,563
                                                                      -----------
TOTAL INVESTMENTS (COST $52,641,420)**                         98.5%   47,927,255
                     OTHER ASSETS LESS LIABILITIES              1.5%      738,693
                                                                      -----------
                     NET ASSETS                               100.0%  $48,665,948
                                                                      ===========

--------------------------------

*    Non-income producing security
ADR  American Depositary Receipt

Tax Information:

** For Federal income tax purposes, cost is $52,993,443 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $ 1,786,853
Unrealized depreciation                              (6,853,041)
                                                    -----------
Net unrealized depreciation                         $(5,066,188)
                                                    ===========

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        The Fund's investments in securities at June 30, 2001 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Denmark                           DK        8.7%     --           8.7%
Finland                           FI        2.7%     --           2.7%
France                            FR       13.1%     --          13.1%
Germany                           DE       17.8%     --          17.8%
Ireland                           IE        2.4%     --           2.4%
Italy                             IT        8.2%     --           8.2%
Netherlands                       NL        2.1%     --           2.1%
Norway                            NO        2.3%     --           2.3%
Portugal                          PT        1.2%     --           1.2%
Russia                            RU        1.2%     --           1.2%
Spain                             ES        2.0%     --           2.0%
Sweden                            SE        3.5%     --           3.5%
Switzerland                       CH        9.2%     --           9.2%
United Kingdom                    UK       21.7%     --          21.7%
United States                     US        0.0%       3.9%       3.9%
                                         ------     ------      -----
  Total                                    96.1%       3.9%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Strategic Income Fund
 Management's Performance Review

        An aggressive Federal Reserve, a sluggish economy and a choppy stock market helped to buoy bonds during the first half of 2001. For the six-month period ended June 30, 2001, the Strategic Income Fund returned 2.74% while the Lehman Brothers U.S. Universal Index returned 3.73%.

MARKET REVIEW

        The slowing economy and the U.S. Federal Reserve's attempts to inject liquidity into the market to prevent a recession caused bonds to be the preferred asset class for the semi-annual period.

        After growing at an annual pace of just 1.2% during the fourth quarter of 2000, U.S. Gross Domestic Product continued its sluggish rate of growth in 2001, rising at a 1% annual pace during the first quarter of 2001. During this time, there was a significant contraction in the manufacturing sector, particularly relating to technology spending. Consumer confidence and sentiment eroded during the first quarter, then improved slightly in the second quarter of 2001. Strong housing and auto sales during the first half suggest that the consumer was still spending despite the erosion in confidence.

        Although still low on an absolute basis, unemployment reached its highest level in three years -- 4.5%, and jobless claims reached their highest level in nine years. Meanwhile, a number of negative corporate profit announcements during the second quarter aided in upsetting an already volatile stock market. However, inflation indicators appeared stable, with the Consumer Price Index running at a 3.6% annual rate, compared to 3.2% a year ago.

        Lower inflation rates prompted the Fed to ease monetary policy aggressively. The Fed reduced interest rates six times during the period for a total of 275 basis points. At 3.75%, the federal funds rate stands at the lowest absolute level in seven years. In contrast, the European Central Bank ("ECB"), fearing inflation, lowered interest rates just 25 basis points during the period, even though Europe's economy was fading. Because the two economies are closely linked, the ECB's perceived inaction will more than likely have negative implications for the U.S. economy.

FACTORS AFFECTING PERFORMANCE

        Despite the recessionary psychology, the corporate bond market was awash in record supply, suggesting that prices should fall and yields rise. Yet corporate yield spreads actually narrowed during the first half compared to U.S. Treasury bonds on optimism that the Fed's easing of monetary policy would have a positive impact on corporate profits. Generally, higher quality credits outperformed lower quality during the second quarter, reversing the first quarter when high yield bonds outperformed. Certain areas of the market, such as the high-yield telecommunications sector, remained distressed during the entire first half. Overall, corporate bonds held their own in an environment in which company after company was issuing negative earnings surprises.

        Mortgages, particularly those with high coupons, performed poorly in the first quarter, as the falling interest rate environment increased the likelihood of refinancing and prepayments. However, investors saw value in mortgages during the second quarter given their high quality and yield advantages over U.S. Treasury bonds. Higher coupon mortgages performed particularly well as long-term interest rates drifted upward during the second quarter.

        U.S. Treasury bonds underperformed mortgages and corporates, particularly at longer maturities. A number of factors may have worked against Treasury securities, including concerns that the federal budget surplus could diminish in a slowing economy as well as the negative impact of the Bush tax cut on the surplus. During the six month period, the U.S. Treasury yield curve changed shape dramatically, from an inverted position in which three-month bills were trading higher in yield (5.89%) than 30-year bonds (5.46%) to a normally shaped curve in which 30-year yields (5.76%) were significantly higher than short-term bills (3.65%).

        The Fund's portfolio structure was relatively unchanged during the period. Emerging markets and high-yield debt markets were exited in the third quarter of 2000, and these areas were not re-entered in 2001 because the portfolio's small size did not permit adequate

 Dresdner RCM Strategic Income Fund
 Management's Performance Review

diversification. At June 30, 2001, the Fund's asset allocation was 60% cash, 24% mortgages, 11% corporate bonds and 5% in AAA-rated U.S. government agency securities.

OUTLOOK

        The global economic outlook is relatively weak, as Japan and Europe struggle to stay in positive growth territory. The U.S. economy is also likely to continue sluggish, suggesting further action by the Federal Reserve Board may be needed. Inflation remains benign, and even energy prices have moderated. As a result, Dresdner RCM Global Investors, LLC ("Dresdner RCM"), the investment manager of the Fund, believes that bonds should provide relatively good performance over the next six months.

 Dresdner RCM Strategic Income Fund
 Total Return Index Comparison(b)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/30/98 - 6/30/01)(c)

                          LEHMAN BROTHERS U.S.
       CLASS I SHARES(C)   UNIVERSAL INDEX(A)
12/98            $10,000               $10,000
1/99             $10,040               $10,067
2/99              $9,840                $9,905
3/99             $10,020                $9,984
4/99             $10,336               $10,043
5/99             $10,057                $9,942
6/99             $10,060                $9,924
7/99             $10,011                $9,883
8/99              $9,942                $9,872
9/99             $10,005                $9,979
10/99            $10,052               $10,021
11/99            $10,126               $10,037
12/99            $10,267               $10,018
1/00             $10,148                $9,971
2/00             $10,417               $10,098
3/00             $10,590               $10,216
4/00             $10,537               $10,184
5/00             $10,363               $10,166
6/00             $10,725               $10,401
7/00             $10,946               $10,485
8/00             $11,290               $10,638
9/00             $11,290               $10,692
10/00            $11,380               $10,735
11/00            $11,459               $10,880
12/00            $11,460               $11,106
1/01             $11,579               $11,323
2/01             $11,663               $11,418
3/01             $11,705               $11,456
4/01             $11,723               $11,406
5/01             $11,753               $11,488
6/01             $11,775               $11,521

PERFORMANCE(b)
JUNE 30, 2001

                                                           CUMULATIVE
                                                  SINCE      SINCE
STRATEGIC INCOME FUND           YTD(D)  1 YEAR  INCEPTION  INCEPTION
Class I
Average Annual Total Return(c)  2.74%    9.79%    6.75%      17.75%
Lehman Brothers U.S. Universal
Index
Average Annual Total Return(a)  3.73%   10.77%    5.83%      15.21%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Lehman Brothers U.S. Univeral Index is an unmanged market value weighted index that represents the broadest measure of the U.S. dollar denominated securities market. The Index combines the Lehman Brothers Aggregate Index, which is concentrated in AAA-rated and government quality issues, with the following sub-sectors: High Yield, Emerging Markets, Rule 144a and Eurobond Dollar.
(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(c)  Class I shares commenced operations on December 30, 1998.
(d)  Unannualized.

 Dresdner RCM Strategic Income Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

FACE                                                     % OF         VALUE
AMOUNT    CURRENCY                                    NET ASSETS     (NOTE 1)

-----------------------------------------------------------------------------
DEBT INVESTMENTS
                    UNITED STATES                             41.1%
$ 15,000    USD     American General Institutional
                    Capital (144A),
                    7.570%, maturing 12/01/45                        $ 14,970
  40,000    USD     Federal National Mortgage
                    Association,
                    7.125%, maturing 01/15/30                          42,894
 178,455    USD     Federal National Mortgage
                    Association,
                    8.000%, maturing 04/01/30                         184,310
  33,687    USD     Federal National Mortgage
                    Association,
                    8.000%, maturing 06/01/30                          34,792
  20,000    USD     Lehman Brothers Holdings Inc.,
                    7.500%, maturing 09/01/06                          20,830
  60,000    USD     Waste Management Inc.,
                    6.875%, maturing 05/15/09                          58,617
                                                                     --------
                                                                      356,413
                                                                     --------
TOTAL DEBT INVESTMENTS (COST $346,206)                        41.1%   356,413
                                                                     --------
SHORT-TERM INVESTMENTS
                    U.S. GOVERNMENT SECURITIES                29.9%
 260,000    USD     United States Treasury Bills,
                    3.715%, maturing 08/23/01                         258,578
                                                                     --------

 SHARES
--------
                    MONEY MARKET FUNDS                         9.0%
  39,000    USD     SSgA Money Market Fund                             39,000
  39,000    USD     SSgA U.S. Government Money
                    Market Fund                                        39,000
                                                                     --------
                                                                       78,000
                                                                     --------
TOTAL SHORT-TERM INVESTMENTS (COST $336,578)                  38.9%   336,578
                                                                     --------

TOTAL INVESTMENTS (COST $682,784)**                           80.0%   692,991

                    OTHER ASSETS LESS LIABILITIES             20.0%   173,377
                                                                     --------
                    NET ASSETS                               100.0%  $866,368
                                                                     ========

--------------------------------

144A Security is purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Strategic Income Fund
 Portfolio of Investments
 June 30, 2001 (Unaudited)

Tax Information:

** For Federal income tax purposes, cost is $682,784 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:



Unrealized appreciation                             $10,251
Unrealized depreciation                                 (44)
                                                    -------
Net unrealized appreciation                         $10,207
                                                    =======

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2001 categorized by country:

                                               % OF NET ASSETS
                                         ---------------------------
                                COUNTRY         SHORT-TERM
COUNTRY                          CODE    DEBT   AND OTHER    TOTAL

--------------------------------------------------------------------
United States                     US     41.1%      58.9%    100.0%
                                         ----    -------     -----
    Total                                41.1%      58.9%    100.0%
                                         ====    =======     =====

    The accompanying notes are an integral part of the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

 Dresdner RCM Global Funds
 Statements of Assets and Liabilities
 June 30, 2001 (Unaudited)
 (All numbers in thousands except net asset values per share)

                                                         LARGE CAP  TAX MANAGED
                                                          GROWTH      GROWTH       MIDCAP
                                                           FUND        FUND         FUND
                                                         ---------  -----------  ----------
ASSETS:
  Investments at cost                                    $106,448     $ 8,947    $ 740,850
                                                         ========     =======    =========
  Foreign currency at cost                               $     --     $    --    $      --
                                                         ========     =======    =========
  Short-term investments at cost                         $  3,476     $ 1,073    $  23,064
                                                         ========     =======    =========
  Investments at value                                   $ 94,374     $ 9,446    $ 728,193
  Foreign currency at value                                    --          --           --
  Cash                                                         --          --           --
  Short-term investments at value                           3,476       1,073       23,064
  Receivables:
    Investments sold                                          471          52       24,645
    Fund shares sold                                          271          --       10,871
    Forward foreign currency contracts                         --          --           --
    Dividends, net of withholding taxes                        40           4          137
    Interest                                                   10           3          131
    Investment Manager                                         --          27           --
  Prepaid expenses                                             --          --            1
  Organizational costs                                         --          --           --
  Collateral for securities on loan                            --          --       33,789
  Miscellaneous assets                                         --          --        6,895
                                                         --------     -------    ---------
      Total Assets                                         98,642      10,605      827,726
                                                         --------     -------    ---------
LIABILITIES:
  Payables:
    Bank overdraft                                             --          --           --
    Investments purchased                                     869         184       19,390
    Delayed delivery investments purchased                     --          --           --
    Fund shares repurchased                                    13         147           --
    Collateral for securities on loan                          --          --       33,789
  Accrued Expenses:
    Management fees                                           101          --          426
    Distribution fees                                           8           1           --
    Directors' fees                                            43          35           18
    Other                                                      57          51           71
                                                         --------     -------    ---------
      Total Liabilities                                     1,091         418       53,694
                                                         --------     -------    ---------
NET ASSETS                                               $ 97,551     $10,187    $ 774,032
                                                         ========     =======    =========
NET ASSETS CONSIST OF:
  Paid-in capital                                        $113,414     $17,983    $ 995,280
  Accumulated net investment income (loss)                     29         (36)      (1,047)
  Accumulated net realized loss on investments, options
    written,
    short sales and foreign currency transactions          (3,818)     (8,259)    (207,544)
  Net unrealized appreciation (depreciation) on
    investments                                           (12,074)        499      (12,657)
  Net unrealized appreciation (depreciation) on foreign
    currency translations                                      --          --           --
                                                         --------     -------    ---------
NET ASSETS                                               $ 97,551     $10,187    $ 774,032
                                                         ========     =======    =========
CLASS I NET ASSETS                                       $ 56,196     $ 4,298    $ 773,592
                                                         ========     =======    =========
CLASS I SHARES OUTSTANDING                                  3,964         364      278,185
                                                         ========     =======    =========
CLASS I NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE                             $  14.18     $ 11.81    $    2.78
                                                         ========     =======    =========
CLASS N NET ASSETS                                       $ 41,355     $ 5,889    $     440
                                                         ========     =======    =========
CLASS N SHARES OUTSTANDING                                  2,942         500          159
                                                         ========     =======    =========
CLASS N NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE                             $  14.06     $ 11.78    $    2.77
                                                         ========     =======    =========

------------------------------------

(a)  Amount represents less than 1,000 shares.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Assets and Liabilities
 June 30, 2001 (Unaudited)
 (All numbers in thousands except net asset values per share)

                                                                                             GLOBAL   GLOBAL      GLOBAL
                                                         SMALL CAP  BIOTECHNOLOGY  BALANCED  EQUITY  SMALL CAP  TECHNOLOGY
                                                           FUND         FUND         FUND     FUND     FUND        FUND
                                                         ---------  -------------  --------  ------  ---------  ----------
ASSETS:
  Investments at cost                                    $148,056     $ 838,784    $46,013   $1,272  $ 22,582   $ 380,033
                                                         ========     =========    =======   ======  ========   =========
  Foreign currency at cost                               $     --     $       1    $    --   $    6  $    564   $     335
                                                         ========     =========    =======   ======  ========   =========
  Short-term investments at cost                         $  1,346     $  28,901    $ 7,561   $   10  $     --   $  50,920
                                                         ========     =========    =======   ======  ========   =========
  Investments at value                                   $140,785     $ 737,645    $41,428   $1,170  $ 23,901   $ 404,464
  Foreign currency at value                                    --             1         --        6       576         332
  Cash                                                         --            --         --       --     1,756          --
  Short-term investments at value                           1,346        28,901      7,561       10        --      50,920
  Receivables:
    Investments sold                                        3,287            --      1,573       17       419      21,356
    Fund shares sold                                        1,803         4,448         --       --     2,430       1,765
    Forward foreign currency contracts                         --            --         --       --        --          --
    Dividends, net of withholding taxes                        11             3         11        1        11          38
    Interest                                                   54           168        150       --        --         221
    Investment Manager                                         --            --         --       39        --          --
  Prepaid expenses                                             --            --         --       --        --           1
  Organizational costs                                         --            --         --       --        --          --
  Collateral for securities on loan                         6,353        51,190         --       --        --      11,449
  Miscellaneous assets                                        408            --         --       --        --          --
                                                         --------     ---------    -------   ------  --------   ---------
      Total Assets                                        154,047       822,356     50,723    1,243    29,093     490,546
                                                         --------     ---------    -------   ------  --------   ---------
LIABILITIES:
  Payables:
    Bank overdraft                                             --            --         --       --        --          --
    Investments purchased                                   2,100         8,917        717       16       793      14,354
    Delayed delivery investments purchased                     --            --      6,915       --        --          --
    Fund shares repurchased                                    --           788         --       --       748         967
    Collateral for securities on loan                       6,353        51,190         --       --        --      11,449
  Accrued Expenses:
    Management fees                                            63           663         34       --         4         384
    Distribution fees                                          --           158         --       --         3          53
    Directors' fees                                            18            43         28       35        44          43
    Other                                                      43           235         60       33        41         170
                                                         --------     ---------    -------   ------  --------   ---------
      Total Liabilities                                     8,577        61,994      7,754       84     1,633      27,420
                                                         --------     ---------    -------   ------  --------   ---------
NET ASSETS                                               $145,470     $ 760,362    $42,969   $1,159  $ 27,460   $ 463,126
                                                         ========     =========    =======   ======  ========   =========
NET ASSETS CONSIST OF:
  Paid-in capital                                        $222,274     $ 945,067    $48,365   $1,362  $ 38,306   $ 898,685
  Accumulated net investment income (loss)                   (305)       (4,452)       244       --      (156)     (3,538)
  Accumulated net realized loss on investments, options
    written,
    short sales and foreign currency transactions         (69,228)      (79,114)    (1,055)    (101)  (12,022)   (456,449)
  Net unrealized appreciation (depreciation) on
    investments                                            (7,271)     (101,139)    (4,585)    (102)    1,319      24,431
  Net unrealized appreciation (depreciation) on foreign
    currency translations                                      --            --         --       --        13          (3)
                                                         --------     ---------    -------   ------  --------   ---------
NET ASSETS                                               $145,470     $ 760,362    $42,969   $1,159  $ 27,460   $ 463,126
                                                         ========     =========    =======   ======  ========   =========
CLASS I NET ASSETS                                       $145,470     $      --    $42,969   $1,159  $ 10,618   $ 204,755
                                                         ========     =========    =======   ======  ========   =========
CLASS I SHARES OUTSTANDING                                 25,232            --      4,588      136       655       6,273
                                                         ========     =========    =======   ======  ========   =========
CLASS I NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE                             $   5.77     $      --    $  9.37   $ 8.54  $  16.21   $   32.64
                                                         ========     =========    =======   ======  ========   =========
CLASS N NET ASSETS                                       $     --     $ 760,362    $    --   $   --  $ 16,842   $ 258,371
                                                         ========     =========    =======   ======  ========   =========
CLASS N SHARES OUTSTANDING                                     --        25,516         --       --     1,043       7,969
                                                         ========     =========    =======   ======  ========   =========
CLASS N NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE                             $     --     $   29.80    $    --   $   --  $  16.14   $   32.42
                                                         ========     =========    =======   ======  ========   =========

                                                           GLOBAL     INTERNATIONAL
                                                         HEALTH CARE  GROWTH EQUITY
                                                            FUND          FUND
                                                         -----------  -------------
ASSETS:
  Investments at cost                                     $238,159      $198,885
                                                          ========      ========
  Foreign currency at cost                                $     --      $  2,439
                                                          ========      ========
  Short-term investments at cost                          $  6,494      $  7,656
                                                          ========      ========
  Investments at value                                    $233,175      $175,912
  Foreign currency at value                                     --         2,437
  Cash                                                          --            --
  Short-term investments at value                            6,494         7,656
  Receivables:
    Investments sold                                         3,308         4,506
    Fund shares sold                                         1,364        10,877
    Forward foreign currency contracts                          --            --
    Dividends, net of withholding taxes                         57           333
    Interest                                                    33             7
    Investment Manager                                          --            --
  Prepaid expenses                                              --             2
  Organizational costs                                          --            --
  Collateral for securities on loan                         10,870            --
  Miscellaneous assets                                          --            --
                                                          --------      --------
      Total Assets                                         255,301       201,730
                                                          --------      --------
LIABILITIES:
  Payables:
    Bank overdraft                                               1            --
    Investments purchased                                    3,913         7,624
    Delayed delivery investments purchased                      --            --
    Fund shares repurchased                                    239           756
    Collateral for securities on loan                       10,870            --
  Accrued Expenses:
    Management fees                                            524            69
    Distribution fees                                           50             1
    Directors' fees                                             43           115
    Other                                                       62            62
                                                          --------      --------
      Total Liabilities                                     15,702         8,627
                                                          --------      --------
NET ASSETS                                                $239,599      $193,103
                                                          ========      ========
NET ASSETS CONSIST OF:
  Paid-in capital                                         $256,195      $260,761
  Accumulated net investment income (loss)                    (958)          864
  Accumulated net realized loss on investments, options
    written,
    short sales and foreign currency transactions          (10,654)      (45,528)
  Net unrealized appreciation (depreciation) on
    investments                                             (4,984)      (22,973)
  Net unrealized appreciation (depreciation) on foreign
    currency translations                                       --           (21)
                                                          --------      --------
NET ASSETS                                                $239,599      $193,103
                                                          ========      ========
CLASS I NET ASSETS                                        $     --      $182,271
                                                          ========      ========
CLASS I SHARES OUTSTANDING                                      --        16,473
                                                          ========      ========
CLASS I NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE                              $     --      $  11.07
                                                          ========      ========
CLASS N NET ASSETS                                        $239,599      $ 10,832
                                                          ========      ========
CLASS N SHARES OUTSTANDING                                  11,110           982
                                                          ========      ========
CLASS N NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE                              $  21.57      $  11.03
                                                          ========      ========

------------------------------------

(a)  Amount represents less than 1,000 shares.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Assets and Liabilities
 June 30, 2001 (Unaudited)
 (All numbers in thousands except net asset values per share)

                                                         EMERGING           STRATEGIC
                                                         MARKETS   EUROPE    INCOME
                                                           FUND     FUND      FUND
                                                         --------  -------  ---------
ASSETS:
  Investments at cost                                    $ 7,900   $51,495   $  346
                                                         =======   =======   ======
  Foreign currency at cost                               $   184   $    --   $   --
                                                         =======   =======   ======
  Short-term investments at cost                         $   171   $ 1,147   $  337
                                                         =======   =======   ======
  Investments at value                                   $ 7,221   $46,781   $  356
  Foreign currency at value                                  184        --       --
  Cash                                                        51        --      197
  Short-term investments at value                            171     1,147      337
  Receivables:
    Investments sold                                          29     1,114       --
    Fund shares sold                                         236       911       --
    Forward foreign currency contracts                       108        --       --
    Dividends, net of withholding taxes                       49       104       --
    Interest                                                   8         3        4
    Investment Manager                                        64        13       36
  Prepaid expenses                                            --        --       --
  Organizational costs                                         6        --       --
  Collateral for securities on loan                           --        --       --
  Miscellaneous assets                                        --        --       --
                                                         -------   -------   ------
      Total Assets                                         8,127    50,073      930
                                                         -------   -------   ------
LIABILITIES:
  Payables:
    Bank overdraft                                            --       338       --
    Investments purchased                                     --       745       --
    Delayed delivery investments purchased                    --        --       --
    Fund shares repurchased                                   93       289       --
    Collateral for securities on loan                         --        --       --
  Accrued Expenses:
    Management fees                                           19        --       --
    Distribution fees                                         --         8       --
    Directors' fees                                           43         9       36
    Other                                                     64        18       28
                                                         -------   -------   ------
      Total Liabilities                                      219     1,407       64
                                                         -------   -------   ------
NET ASSETS                                               $ 7,908   $48,666   $  866
                                                         =======   =======   ======
NET ASSETS CONSIST OF:
  Paid-in capital                                        $ 9,769   $59,329   $1,000
  Accumulated net investment income (loss)                    31       (40)      (1)
  Accumulated net realized loss on investments, options
    written,
    short sales and foreign currency transactions         (1,211)   (5,905)    (143)
  Net unrealized appreciation (depreciation) on
    investments                                             (680)   (4,714)      10
  Net unrealized appreciation (depreciation) on foreign
    currency translations                                     (1)       (4)      --
                                                         -------   -------   ------
NET ASSETS                                               $ 7,908   $48,666   $  866
                                                         =======   =======   ======
CLASS I NET ASSETS                                       $ 5,740   $     3   $  866
                                                         =======   =======   ======
CLASS I SHARES OUTSTANDING                                   517        --(a)      89
                                                         =======   =======   ======
CLASS I NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE                             $ 11.10   $  9.13   $ 9.71
                                                         =======   =======   ======
CLASS N NET ASSETS                                       $ 2,168   $48,663   $   --
                                                         =======   =======   ======
CLASS N SHARES OUTSTANDING                                   197     5,327       --
                                                         =======   =======   ======
CLASS N NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE                             $ 11.01   $  9.14   $   --
                                                         =======   =======   ======

------------------------------------

(a)  Amount represents less than 1,000 shares.

    The accompanying notes are an integral part of the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

 Dresdner RCM Global Funds
 Statements of Operations
 For the Six Months Ended June 30, 2001 (Unaudited)
 (All numbers in thousands)

                                                         LARGE CAP  TAX MANAGED
                                                          GROWTH      GROWTH       MIDCAP
                                                           FUND        FUND         FUND
                                                         ---------  -----------  ----------
INVESTMENT INCOME (NOTE 1):
  Income:
    Dividends                                            $    304     $    46    $     675
    Interest                                                   87          27          744
    Securities lending income                                  --          --          525
    Foreign tax withheld                                       (2)         --           (1)
                                                         --------     -------    ---------
      Total investment income                                 389          73        1,943
                                                         --------     -------    ---------
  Expenses:
    Investment management fees                                300          61        2,912
    Administration fees                                        31          31           31
    Shareholder servicing fee, Class I                          8           7            8
    Shareholder servicing fee, Class N                         13          11            6
    Registration and filing, Class I                           10           8            6
    Registration and filing, Class N                            9           4            9
    Reports to shareholders                                     5           4            4
    Accounting expense                                         20          20           20
    Audit fees                                                 13          11           23
    Directors' fees and expenses                               19          19           18
    Legal fees                                                  7           7            8
    Custodian fees                                             17           3           49
    Insurance expense                                          --          --           --
    Distribution fees                                          38           8           --
    Amortization of organization costs                         --          --           --
    Reimbursement of expenses previously assumed by
     Investment Manager                                        --          --           --
    Miscellaneous expenses                                      6           1            1
                                                         --------     -------    ---------
      Total expenses before waivers and reimbursements        496         195        3,095
  Less: Expenses waived and reimbursed by Investment
    Manager                                                  (136)        (86)        (105)
                                                         --------     -------    ---------
      Total net expenses before interest expense              360         109        2,990
      Interest expense                                         --          --           --
                                                         --------     -------    ---------
      Total net expenses                                      360         109        2,990
                                                         --------     -------    ---------
      Net investment income (loss)                             29         (36)      (1,047)
                                                         --------     -------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                  (2,118)     (4,903)    (126,475)
  Net realized loss on options written                         --          --           --
  Net realized gain (loss) on short sales                      --          --           --
  Net realized gain (loss) on foreign currency
    transactions                                               --          --           --
                                                         --------     -------    ---------
      Net realized gain (loss)                             (2,118)     (4,903)    (126,475)
                                                         --------     -------    ---------
  Net change in unrealized appreciation (depreciation)
    on investments and options written                     (9,131)      1,288      (21,143)
  Net change in unrealized appreciation (depreciation)
    on foreign currency translations                           --          --           --
                                                         --------     -------    ---------
      Net unrealized appreciation (depreciation)           (9,131)      1,288      (21,143)
                                                         --------     -------    ---------
      Net realized and unrealized gain (loss)             (11,249)     (3,615)    (147,618)
                                                         --------     -------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                             $(11,220)    $(3,651)   $(148,665)
                                                         ========     =======    =========

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Operations
 For the Six Months Ended June 30, 2001 (Unaudited)
 (All numbers in thousands)

                                                                                             GLOBAL   GLOBAL      GLOBAL
                                                         SMALL CAP  BIOTECHNOLOGY  BALANCED  EQUITY  SMALL CAP  TECHNOLOGY
                                                           FUND         FUND         FUND     FUND     FUND        FUND
                                                         ---------  -------------  --------  ------  ---------  ----------
INVESTMENT INCOME (NOTE 1):
  Income:
    Dividends                                            $     50     $     285    $    87   $   8    $    61   $     140
    Interest                                                   82           288        607      --          8       2,585
    Securities lending income                                 350           250         --      --         --         424
    Foreign tax withheld                                       --            --         (1)     (1)       (11)        (12)
                                                         --------     ---------    -------   -----    -------   ---------
      Total investment income                                 482           823        693       7         58       3,137
                                                         --------     ---------    -------   -----    -------   ---------
  Expenses:
    Investment management fees                                772         3,457        142       5        131       2,828
    Administration fees                                        31            31         31      31         31          31
    Shareholder servicing fee, Class I                          8            --         29      --          8          47
    Shareholder servicing fee, Class N                         --           485         --      --         18         269
    Registration and filing, Class I                            8            --         20       2         10          44
    Registration and filing, Class N                           --           104         --      --         11          59
    Reports to shareholders                                     4           109          4       4          8          74
    Accounting expense                                         15            15         14      12         25          19
    Audit fees                                                 18            17         11       9         14          19
    Directors' fees and expenses                               18            19         19      19         19          19
    Legal fees                                                  8             7          6       7          7           6
    Custodian fees                                             24            48          8      11         24          62
    Insurance expense                                          --            --         --      --         --          --
    Distribution fees                                          --           877         --      --         18         376
    Amortization of organization costs                         --            --         --      --         --          --
    Reimbursement of expenses previously assumed by
     Investment Manager                                        --            89         --      --         --          --
    Miscellaneous expenses                                      1             4          1       1         --          20
                                                         --------     ---------    -------   -----    -------   ---------
      Total expenses before waivers and reimbursements        907         5,262        285     101        324       3,873
  Less: Expenses waived and reimbursed by Investment
    Manager                                                  (120)           --        (89)    (93)      (109)         --
                                                         --------     ---------    -------   -----    -------   ---------
      Total net expenses before interest expense              787         5,262        196       8        215       3,873
      Interest expense                                         --            --         --      --         --          --
                                                         --------     ---------    -------   -----    -------   ---------
      Total net expenses                                      787         5,262        196       8        215       3,873
                                                         --------     ---------    -------   -----    -------   ---------
      Net investment income (loss)                           (305)       (4,439)       497      (1)      (157)       (736)
                                                         --------     ---------    -------   -----    -------   ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                 (29,815)      (68,374)      (835)    (68)    (7,312)   (261,788)
  Net realized loss on options written                         --            --         --      --         --      (3,724)
  Net realized gain (loss) on short sales                      --            --         --      --         --         169
  Net realized gain (loss) on foreign currency
    transactions                                               --          (496)        --      --     (1,036)       (581)
                                                         --------     ---------    -------   -----    -------   ---------
      Net realized gain (loss)                            (29,815)      (68,870)      (835)    (68)    (8,348)   (265,924)
                                                         --------     ---------    -------   -----    -------   ---------
  Net change in unrealized appreciation (depreciation)
    on investments and options written                     11,705      (105,369)    (2,879)   (143)     5,288      (4,795)
  Net change in unrealized appreciation (depreciation)
    on foreign currency translations                           --            --         --      --         13         (17)
                                                         --------     ---------    -------   -----    -------   ---------
      Net unrealized appreciation (depreciation)           11,705      (105,369)    (2,879)   (143)     5,301      (4,812)
                                                         --------     ---------    -------   -----    -------   ---------
      Net realized and unrealized gain (loss)             (18,110)     (174,239)    (3,714)   (211)    (3,047)   (270,736)
                                                         --------     ---------    -------   -----    -------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                             $(18,415)    $(178,678)   $(3,217)  $(212)   $(3,204)  $(271,472)
                                                         ========     =========    =======   =====    =======   =========

                                                           GLOBAL     INTERNATIONAL
                                                         HEALTH CARE  GROWTH EQUITY
                                                            FUND          FUND
                                                         -----------  -------------
INVESTMENT INCOME (NOTE 1):
  Income:
    Dividends                                             $    499      $  1,746
    Interest                                                   176           157
    Securities lending income                                   25            --
    Foreign tax withheld                                        (8)         (218)
                                                          --------      --------
      Total investment income                                  692         1,685
                                                          --------      --------
  Expenses:
    Investment management fees                               1,100           782
    Administration fees                                         31            31
    Shareholder servicing fee, Class I                          --            17
    Shareholder servicing fee, Class N                         135             9
    Registration and filing, Class I                            --            21
    Registration and filing, Class N                            36            12
    Reports to shareholders                                     38             9
    Accounting expense                                          15            25
    Audit fees                                                  15            24
    Directors' fees and expenses                                19            19
    Legal fees                                                   7             6
    Custodian fees                                              21           139
    Insurance expense                                           --             3
    Distribution fees                                          275             8
    Amortization of organization costs                          --            --
    Reimbursement of expenses previously assumed by
     Investment Manager                                         --            --
    Miscellaneous expenses                                       3             8
                                                          --------      --------
      Total expenses before waivers and reimbursements       1,695         1,113
  Less: Expenses waived and reimbursed by Investment
    Manager                                                    (45)          (64)
                                                          --------      --------
      Total net expenses before interest expense             1,650         1,049
      Interest expense                                          --            --
                                                          --------      --------
      Total net expenses                                     1,650         1,049
                                                          --------      --------
      Net investment income (loss)                            (958)          636
                                                          --------      --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                  (17,687)      (24,831)
  Net realized loss on options written                          --            --
  Net realized gain (loss) on short sales                      940            --
  Net realized gain (loss) on foreign currency
    transactions                                               (12)       (4,929)
                                                          --------      --------
      Net realized gain (loss)                             (16,759)      (29,760)
                                                          --------      --------
  Net change in unrealized appreciation (depreciation)
    on investments and options written                     (17,111)      (16,556)
  Net change in unrealized appreciation (depreciation)
    on foreign currency translations                            --           (20)
                                                          --------      --------
      Net unrealized appreciation (depreciation)           (17,111)      (16,576)
                                                          --------      --------
      Net realized and unrealized gain (loss)              (33,870)      (46,336)
                                                          --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                              $(34,828)     $(45,700)
                                                          ========      ========

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Operations
 For the Six Months Ended June 30, 2001 (Unaudited)
 (All numbers in thousands)

                                                         EMERGING             STRATEGIC
                                                         MARKETS    EUROPE     INCOME
                                                           FUND      FUND       FUND
                                                         --------  ---------  ---------
INVESTMENT INCOME (NOTE 1):
  Income:
    Dividends                                             $ 125    $    463     $ --
    Interest                                                 22           3       23
    Securities lending income                                --          --       --
    Foreign tax withheld                                    (11)        (57)      --
                                                          -----    --------     ----
      Total investment income                               136         409       23
                                                          -----    --------     ----
  Expenses:
    Investment management fees                               37         274        3
    Administration fees                                      19          31       31
    Shareholder servicing fee, Class I                        7           7       --
    Shareholder servicing fee, Class N                       10          38       --
    Registration and filing, Class I                          8           8        2
    Registration and filing, Class N                         11          18       --
    Reports to shareholders                                   8          15        4
    Accounting expense                                       20          25        8
    Audit fees                                                8          22        9
    Directors' fees and expenses                             18          20       19
    Legal fees                                                8           8        7
    Custodian fees                                           40          17        1
    Insurance expense                                        --          --       --
    Distribution fees                                         3          68       --
    Amortization of organization costs                        2          --       --
    Reimbursement of expenses previously assumed by
     Investment Manager                                      --          --       --
    Miscellaneous expenses                                    2          18        1
                                                          -----    --------     ----
      Total expenses before waivers and reimbursements      201         569       85
  Less: Expenses waived and reimbursed by Investment
    Manager                                                (141)       (131)     (79)
                                                          -----    --------     ----
      Total net expenses before interest expense             60         438        6
      Interest expense                                       --          11       --
                                                          -----    --------     ----
      Total net expenses                                     60         449        6
                                                          -----    --------     ----
      Net investment income (loss)                           76         (40)      17
                                                          -----    --------     ----
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                  (613)     (4,037)       1
  Net realized loss on options written                       --          --       --
  Net realized gain (loss) on short sales                    --          --       --
  Net realized gain (loss) on foreign currency
    transactions                                            (10)       (415)      (5)
                                                          -----    --------     ----
      Net realized gain (loss)                             (623)     (4,452)      (4)
                                                          -----    --------     ----
  Net change in unrealized appreciation (depreciation)
    on investments and options written                      (44)     (9,615)      --
  Net change in unrealized appreciation (depreciation)
    on foreign currency translations                         (1)         (9)      10
                                                          -----    --------     ----
      Net unrealized appreciation (depreciation)            (45)     (9,624)      10
                                                          -----    --------     ----
      Net realized and unrealized gain (loss)              (668)    (14,076)       6
                                                          -----    --------     ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                              $(592)   $(14,116)    $ 23
                                                          =====    ========     ====

    The accompanying notes are an integral part of the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 (All numbers in thousands)

                                                            LARGE CAP GROWTH FUND        TAX MANAGED GROWTH FUND
                                                         ----------------------------  ----------------------------
                                                          (UNAUDITED)                   (UNAUDITED)
                                                          SIX MONTHS                    SIX MONTHS
                                                             ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                                         JUNE 30, 2001  DEC. 31, 2000  JUNE 30, 2001  DEC. 31, 2000
                                                         -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)                             $     29        $   (63)      $    (36)       $  (155)
  Net realized gain (loss) on investments, options
    written,
    short sales and foreign currency transactions            (2,118)           157         (4,903)        (3,344)
  Net change in unrealized appreciation
    (depreciation) on investments, options written and
    foreign currency translations                            (9,131)        (7,220)         1,288         (1,404)
                                                           --------        -------       --------        -------
  Net increase (decrease) in net assets resulting from
    operations                                              (11,220)        (7,126)        (3,651)        (4,903)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                        --             --             --             --
    In excess of net investment income                           --             --             --             --
    Net realized gain on investments                             --           (315)            --             --
    In excess of net realized gain on investments                --         (1,045)            --             --
                                                           --------        -------       --------        -------
      Total distributions, Class I                               --         (1,360)            --             --
                                                           --------        -------       --------        -------
  Class N shares:
    Net investment income                                        --             --             --             --
    In excess of net investment income                           --             --             --             --
    Net realized gain on investments                             --           (181)            --             --
    In excess of net realized gain on investments                --           (603)            --             --
                                                           --------        -------       --------        -------
      Total distributions, Class N                               --           (784)            --             --
                                                           --------        -------       --------        -------
Total distributions to shareholders                              --         (2,144)            --             --
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                              44,248         57,969        (18,203)        34,423
  Redemption fees                                                --             --            215             48
                                                           --------        -------       --------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      33,028         48,699        (21,639)        29,568
NET ASSETS:
  Beginning of period                                        64,523         15,824         31,826          2,258
                                                           --------        -------       --------        -------
  End of period                                            $ 97,551        $64,523       $ 10,187        $31,826
                                                           ========        =======       ========        =======

------------------------------------

* For detail on capital share transactions by class, see Statements of Changes in Net Assets Capital Stock Activity on pages 132 - 136.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 (All numbers in thousands)

                                                                 MIDCAP FUND                  SMALL CAP FUND
                                                         ----------------------------  ----------------------------
                                                          (UNAUDITED)                   (UNAUDITED)
                                                          SIX MONTHS                    SIX MONTHS
                                                             ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                                         JUNE 30, 2001  DEC. 31, 2000  JUNE 30, 2001  DEC. 31, 2000
                                                         -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)                             $  (1,047)    $   (5,439)     $   (305)      $  (2,007)
  Net realized gain (loss) on investments, options
    written,
    short sales and foreign currency transactions           (126,475)       469,880       (29,815)         39,966
  Net change in unrealized appreciation
    (depreciation) on investments, options written and
    foreign currency translations                            (21,143)      (401,584)       11,705        (102,013)
                                                           ---------     ----------      --------       ---------
  Net increase (decrease) in net assets resulting from
    operations                                              (148,665)        62,857       (18,415)        (64,054)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                         --             --            --              --
    In excess of net investment income                            --             --            --              --
    Net realized gain on investments                              --       (528,797)           --         (39,966)
    In excess of net realized gain on investments                 --        (62,531)           --         (16,869)
                                                           ---------     ----------      --------       ---------
      Total distributions, Class I                                --       (591,328)           --         (56,835)
                                                           ---------     ----------      --------       ---------
  Class N shares:
    Net investment income                                         --             --            --              --
    In excess of net investment income                            --             --            --              --
    Net realized gain on investments                              --             --            --              --
    In excess of net realized gain on investments                 --             --            --              --
                                                           ---------     ----------      --------       ---------
      Total distributions, Class N                                --             --            --              --
                                                           ---------     ----------      --------       ---------
Total distributions to shareholders                               --       (591,328)           --         (56,835)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                               31,764         61,915       (12,994)       (106,925)
  Redemption fees                                                 --             --            --              --
                                                           ---------     ----------      --------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (116,901)      (466,556)      (31,409)       (227,814)
NET ASSETS:
  Beginning of period                                        890,933      1,357,489       176,879         404,693
                                                           ---------     ----------      --------       ---------
  End of period                                            $ 774,032     $  890,933      $145,470       $ 176,879
                                                           =========     ==========      ========       =========

                                                              BIOTECHNOLOGY FUND              BALANCED FUND
                                                         ----------------------------  ----------------------------
                                                          (UNAUDITED)                   (UNAUDITED)
                                                          SIX MONTHS                    SIX MONTHS
                                                             ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                                         JUNE 30, 2001  DEC. 31, 2000  JUNE 30, 2001  DEC. 31, 2000
                                                         -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)                             $  (4,439)     $ (5,289)       $   497        $   318
  Net realized gain (loss) on investments, options
    written,
    short sales and foreign currency transactions            (68,870)       (9,901)          (835)           (30)
  Net change in unrealized appreciation
    (depreciation) on investments, options written and
    foreign currency translations                           (105,369)          305         (2,879)        (1,844)
                                                           ---------      --------        -------        -------
  Net increase (decrease) in net assets resulting from
    operations                                              (178,678)      (14,885)        (3,217)        (1,556)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                         --            --           (257)          (315)
    In excess of net investment income                            --            --             --             --
    Net realized gain on investments                              --            --             --            (74)
    In excess of net realized gain on investments                 --            --             --           (187)
                                                           ---------      --------        -------        -------
      Total distributions, Class I                                --            --           (257)          (576)
                                                           ---------      --------        -------        -------
  Class N shares:
    Net investment income                                         --            --             --             --
    In excess of net investment income                            --            --             --             --
    Net realized gain on investments                              --        (1,032)            --             --
    In excess of net realized gain on investments                 --            --             --             --
                                                           ---------      --------        -------        -------
      Total distributions, Class N                                --        (1,032)            --             --
                                                           ---------      --------        -------        -------
Total distributions to shareholders                               --        (1,032)          (257)          (576)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                               30,639       909,448          6,022         41,544
  Redemption fees                                                 --            --             --             --
                                                           ---------      --------        -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (148,039)      893,531          2,548         39,412
NET ASSETS:
  Beginning of period                                        908,401        14,870         40,421          1,009
                                                           ---------      --------        -------        -------
  End of period                                            $ 760,362      $908,401        $42,969        $40,421
                                                           =========      ========        =======        =======

------------------------------------

* For detail on capital share transactions by class, see Statements of Changes in Net Assets Capital Stock Activity on pages 132 - 136.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 (All numbers in thousands)

                                                              GLOBAL EQUITY FUND          GLOBAL SMALL CAP FUND
                                                         ----------------------------  ----------------------------
                                                          (UNAUDITED)                   (UNAUDITED)
                                                          SIX MONTHS                    SIX MONTHS
                                                             ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                                         JUNE 30, 2001  DEC. 31, 2000  JUNE 30, 2001  DEC. 31, 2000
                                                         -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)                              $   (1)        $   (8)        $  (157)      $   (400)
  Net realized gain (loss) on investments, options
    written,
    short sales and foreign currency transactions              (68)           277          (8,348)        (1,077)
  Net change in unrealized appreciation
    (depreciation) on investments, options written and
    foreign currency translations                             (143)          (441)          5,301        (10,346)
                                                            ------         ------         -------       --------
  Net increase (decrease) in net assets resulting from
    operations                                                (212)          (172)         (3,204)       (11,823)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                       --             (1)             --             --
    In excess of net investment income                          --             --              --             --
    Net realized gain on investments                            --           (383)             --           (458)
    In excess of net realized gain on investments               --            (19)             --         (1,212)
                                                            ------         ------         -------       --------
      Total distributions, Class I                              --           (403)             --         (1,670)
                                                            ------         ------         -------       --------
  Class N shares:
    Net investment income                                       --             --              --             --
    In excess of net investment income                          --             --              --             --
    Net realized gain on investments                            --             --              --           (334)
    In excess of net realized gain on investments               --             --              --           (885)
                                                            ------         ------         -------       --------
      Total distributions, Class N                              --             --              --         (1,219)
                                                            ------         ------         -------       --------
Total distributions to shareholders                             --           (403)             --         (2,889)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                                 --            362          (2,780)        22,653
  Redemption fees                                               --             --              --             --
                                                            ------         ------         -------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (212)          (213)         (5,984)         7,941
NET ASSETS:
  Beginning of period                                        1,371          1,584          33,444         25,503
                                                            ------         ------         -------       --------
  End of period                                             $1,159         $1,371         $27,460       $ 33,444
                                                            ======         ======         =======       ========

------------------------------------

* For detail on capital share transactions by class, see Statements of Changes in Net Assets Capital Stock Activity on pages 132 - 136.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 (All numbers in thousands)

                                                            GLOBAL TECHNOLOGY FUND       GLOBAL HEALTH CARE FUND
                                                         ----------------------------  ----------------------------
                                                          (UNAUDITED)                   (UNAUDITED)
                                                          SIX MONTHS                    SIX MONTHS
                                                             ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                                         JUNE 30, 2001  DEC. 31, 2000  JUNE 30, 2001  DEC. 31, 2000
                                                         -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)                             $    (736)     $  (3,041)     $   (958)      $   (652)
  Net realized gain (loss) on investments, options
    written,
    short sales and foreign currency transactions           (265,924)      (189,550)      (16,759)         7,154
  Net change in unrealized appreciation
    (depreciation) on investments, options written and
    foreign currency translations                             (4,812)       (77,386)      (17,111)        10,967
                                                           ---------      ---------      --------       --------
  Net increase (decrease) in net assets resulting from
    operations                                              (271,472)      (269,977)      (34,828)        17,469
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                         --             --            --             --
    In excess of net investment income                            --             --            --             --
    Net realized gain on investments                              --         (2,803)           --           (980)
    In excess of net realized gain on investments                 --             --            --             --
                                                           ---------      ---------      --------       --------
      Total distributions, Class I                                --         (2,803)           --           (980)
                                                           ---------      ---------      --------       --------
  Class N shares:
    Net investment income                                         --             --            --             --
    In excess of net investment income                            --             --            --             --
    Net realized gain on investments                              --         (3,267)           --             --
    In excess of net realized gain on investments                 --             --            --             --
                                                           ---------      ---------      --------       --------
      Total distributions, Class N                                --         (3,267)           --             --
                                                           ---------      ---------      --------       --------
Total distributions to shareholders                               --         (6,070)           --           (980)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                               (9,798)       740,216        17,518        234,136
  Redemption fees                                                 --             --            --             --
                                                           ---------      ---------      --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (281,270)       464,169       (17,310)       250,625
NET ASSETS:
  Beginning of period                                        744,396        280,227       256,909          6,284
                                                           ---------      ---------      --------       --------
  End of period                                            $ 463,126      $ 744,396      $239,599       $256,909
                                                           =========      =========      ========       ========

                                                         INTERNATIONAL GROWTH EQUITY
                                                                     FUND                 EMERGING MARKETS FUND
                                                         ----------------------------  ----------------------------
                                                          (UNAUDITED)                   (UNAUDITED)
                                                          SIX MONTHS                    SIX MONTHS
                                                             ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                                         JUNE 30, 2001  DEC. 31, 2000  JUNE 30, 2001  DEC. 31, 2000
                                                         -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)                             $    636       $   (127)       $   76         $    (4)
  Net realized gain (loss) on investments, options
    written,
    short sales and foreign currency transactions           (29,760)         7,374          (623)           (622)
  Net change in unrealized appreciation
    (depreciation) on investments, options written and
    foreign currency translations                           (16,576)       (97,396)          (45)         (2,468)
                                                           --------       --------        ------         -------
  Net increase (decrease) in net assets resulting from
    operations                                              (45,700)       (90,149)         (592)         (3,094)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                        --             --            --              --
    In excess of net investment income                           --         (4,137)           --              --
    Net realized gain on investments                             --        (21,041)           --            (236)
    In excess of net realized gain on investments                --         (9,154)           --              --
                                                           --------       --------        ------         -------
      Total distributions, Class I                               --        (34,332)           --            (236)
                                                           --------       --------        ------         -------
  Class N shares:
    Net investment income                                        --             --            --              --
    In excess of net investment income                           --            (71)           --              --
    Net realized gain on investments                             --           (421)           --             (94)
    In excess of net realized gain on investments                --           (183)           --              --
                                                           --------       --------        ------         -------
      Total distributions, Class N                               --           (675)           --             (94)
                                                           --------       --------        ------         -------
Total distributions to shareholders                              --        (35,007)           --            (330)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                               8,401         68,259         1,136           5,335
  Redemption fees                                                --             --            --              --
                                                           --------       --------        ------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (37,299)       (56,897)          544           1,911
NET ASSETS:
  Beginning of period                                       230,402        287,299         7,364           5,453
                                                           --------       --------        ------         -------
  End of period                                            $193,103       $230,402        $7,908         $ 7,364
                                                           ========       ========        ======         =======

------------------------------------

* For detail on capital share transactions by class, see Statements of Changes in Net Assets Capital Stock Activity on pages 132 - 136.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 (All numbers in thousands)

                                                                 EUROPE FUND              STRATEGIC INCOME FUND
                                                         ----------------------------  ----------------------------
                                                          (UNAUDITED)                   (UNAUDITED)
                                                          SIX MONTHS                    SIX MONTHS
                                                             ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                                         JUNE 30, 2001  DEC. 31, 2000  JUNE 30, 2001  DEC. 31, 2000
                                                         -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)                             $    (40)      $   (891)        $ 17          $    70
  Net realized gain (loss) on investments, options
    written,
    short sales and foreign currency transactions            (4,452)         9,098           (4)             (40)
  Net change in unrealized appreciation
    (depreciation) on investments, options written and
    foreign currency translations                            (9,624)       (18,849)          10               52
                                                           --------       --------         ----          -------
  Net increase (decrease) in net assets resulting from
    operations                                              (14,116)       (10,642)          23               82
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                        --             --          (15)             (90)
    In excess of net investment income                           --             --           --               --
    Net realized gain on investments                             --           (406)          --               --
    In excess of net realized gain on investments                --             --           --               --
                                                           --------       --------         ----          -------
      Total distributions, Class I                               --           (406)         (15)             (90)
                                                           --------       --------         ----          -------
  Class N shares:
    Net investment income                                        --             --           --               --
    In excess of net investment income                           --             --           --               --
    Net realized gain on investments                             --        (10,827)          --               --
    In excess of net realized gain on investments                --             --           --               --
                                                           --------       --------         ----          -------
      Total distributions, Class N                               --        (10,827)          --               --
                                                           --------       --------         ----          -------
Total distributions to shareholders                              --        (11,233)         (15)             (90)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                               1,276         15,471           --           (2,000)
  Redemption fees                                                --             --           --               --
                                                           --------       --------         ----          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (12,840)        (6,404)           8           (2,008)
NET ASSETS:
  Beginning of period                                        61,506         67,910          858            2,866
                                                           --------       --------         ----          -------
  End of period                                            $ 48,666       $ 61,506         $866          $   858
                                                           ========       ========         ====          =======

------------------------------------

* For detail on capital share transactions by class, see Statements of Changes in Net Assets Capital Stock Activity on pages 132 - 136.

    The accompanying notes are an integral part of the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity
 (All numbers in thousands)

                                                            LARGE CAP GROWTH FUND        TAX MANAGED GROWTH FUND
                                                         ----------------------------  ----------------------------
                                                          (UNAUDITED)                   (UNAUDITED)
                                                          SIX MONTHS                    SIX MONTHS
                                                             ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                                         JUNE 30, 2001  DEC. 31, 2000  JUNE 30, 2001  DEC. 31, 2000
                                                         -------------  -------------  -------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I:
    Sold                                                    $34,545        $33,213       $  1,702        $31,546
    Issued to shareholders in reinvestment of
      distributions                                              --          1,307             --             --
    Repurchased                                             (11,769)        (1,866)       (20,737)        (3,095)
                                                            -------        -------       --------        -------
      Net increase (decrease), Class I                      $22,776        $32,654       $(19,035)       $28,451
                                                            =======        =======       ========        =======
  Class N:
    Sold                                                    $27,273        $29,425       $  2,158        $ 8,196
    Issued to shareholders in reinvestment of
      distributions                                              --            771             --             --
    Repurchased                                              (5,801)        (4,881)        (1,326)        (2,224)
                                                            -------        -------       --------        -------
      Net increase (decrease), Class N                      $21,472        $25,315       $    832        $ 5,972
                                                            =======        =======       ========        =======
  SHARE AMOUNTS:
  Class I:
    Sold                                                      2,299          1,712            134          1,973
    Issued to shareholders in reinvestment of
      distributions                                              --             75             --             --
    Repurchased                                                (806)           (97)        (1,640)          (203)
                                                            -------        -------       --------        -------
      Net increase (decrease), Class I                        1,493          1,690         (1,506)         1,770
                                                            =======        =======       ========        =======
  Class N:
    Sold                                                      1,972          1,519            169            542
    Issued to shareholders in reinvestment of
      distributions                                              --             44             --             --
    Repurchased                                                (388)          (254)          (109)          (153)
                                                            -------        -------       --------        -------
      Net increase (decrease), Class N                        1,584          1,309             60            389
                                                            =======        =======       ========        =======
  PURCHASES AND SALES OF INVESTMENT SECURITIES:
    (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                   $58,372        $69,695       $  6,548        $52,527
  Proceeds from sales of securities                          15,855         14,971         23,677         19,775
  Purchases of long-term U.S. Government obligations             --            929             --             --
  Proceeds from sales of long-term U.S. Government
    obligations                                                  --            213             --             --

------------------------------------

*    Class I commenced operations on March 3, 2000.
(a)  Amount represents less than 1,000 shares.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity
 (All numbers in thousands)

                                                                 MIDCAP FUND                  SMALL CAP FUND
                                                         ----------------------------  ----------------------------
                                                          (UNAUDITED)                   (UNAUDITED)
                                                          SIX MONTHS                    SIX MONTHS
                                                             ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                                         JUNE 30, 2001  DEC. 31, 2000  JUNE 30, 2001  DEC. 31, 2000
                                                         -------------  -------------  -------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I:
    Sold                                                   $ 52,200      $   63,373      $ 10,938       $  19,404
    Issued to shareholders in reinvestment of
      distributions                                              --         590,884            --          56,741
    Repurchased                                             (20,890)       (592,392)      (23,932)       (183,070)
                                                           --------      ----------      --------       ---------
      Net increase (decrease), Class I                     $ 31,310      $   61,865      $(12,994)      $(106,925)
                                                           ========      ==========      ========       =========
  Class N:
    Sold                                                   $    685      $       50      $     --       $      --
    Issued to shareholders in reinvestment of
      distributions                                              --              --            --              --
    Repurchased                                                (231)             --            --              --
                                                           --------      ----------      --------       ---------
      Net increase (decrease), Class N                     $    454      $       50      $     --       $      --
                                                           ========      ==========      ========       =========
  SHARE AMOUNTS:
  Class I:
    Sold                                                     18,486          12,303         1,955           1,787
    Issued to shareholders in reinvestment of
      distributions                                              --         175,337            --           8,964
    Repurchased                                              (7,483)        (89,735)       (4,210)        (22,823)
                                                           --------      ----------      --------       ---------
      Net increase (decrease), Class I                       11,003          97,905        (2,255)        (12,072)
                                                           ========      ==========      ========       =========
  Class N:
    Sold                                                        223              15            --              --
    Issued to shareholders in reinvestment of
      distributions                                              --              --            --              --
    Repurchased                                                 (79)             --            --              --
                                                           --------      ----------      --------       ---------
      Net increase (decrease), Class N                          144              15            --              --
                                                           ========      ==========      ========       =========
  PURCHASES AND SALES OF INVESTMENT SECURITIES:
    (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                  $611,897      $2,467,579      $169,727       $ 690,326
  Proceeds from sales of securities                         577,425       2,902,001       182,624         794,883
  Purchases of long-term U.S. Government obligations             --              --            --              --
  Proceeds from sales of long-term U.S. Government
    obligations                                                  --              --            --              --

                                                              BIOTECHNOLOGY FUND              BALANCED FUND
                                                         ----------------------------  ----------------------------
                                                          (UNAUDITED)                   (UNAUDITED)
                                                          SIX MONTHS                    SIX MONTHS
                                                             ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                                         JUNE 30, 2001  DEC. 31, 2000  JUNE 30, 2001  DEC. 31, 2000
                                                         -------------  -------------  -------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I:
    Sold                                                   $      --     $       --      $ 39,811        $46,202
    Issued to shareholders in reinvestment of
      distributions                                               --             --           256            572
    Repurchased                                                   --             --       (34,045)        (5,230)
                                                           ---------     ----------      --------        -------
      Net increase (decrease), Class I                     $      --     $       --      $  6,022        $41,544
                                                           =========     ==========      ========        =======
  Class N:
    Sold                                                   $ 291,340     $1,551,887      $     --        $    --
    Issued to shareholders in reinvestment of
      distributions                                               --            965            --             --
    Repurchased                                             (260,701)      (643,404)           --             --
                                                           ---------     ----------      --------        -------
      Net increase (decrease), Class N                     $  30,639     $  909,448      $     --        $    --
                                                           =========     ==========      ========        =======
  SHARE AMOUNTS:
  Class I:
    Sold                                                          --             --         4,095          4,324
    Issued to shareholders in reinvestment of
      distributions                                               --             --            27             54
    Repurchased                                                   --             --        (3,515)          (492)
                                                           ---------     ----------      --------        -------
      Net increase (decrease), Class I                            --             --           607          3,886
                                                           =========     ==========      ========        =======
  Class N:
    Sold                                                       9,763         42,768            --             --
    Issued to shareholders in reinvestment of
      distributions                                               --             28            --             --
    Repurchased                                               (9,207)       (18,579)           --             --
                                                           ---------     ----------      --------        -------
      Net increase (decrease), Class N                           556         24,217            --             --
                                                           =========     ==========      ========        =======
  PURCHASES AND SALES OF INVESTMENT SECURITIES:
    (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                  $ 342,438     $2,066,241      $ 10,437        $27,005
  Proceeds from sales of securities                          316,367      1,184,943         5,298         16,622
  Purchases of long-term U.S. Government obligations              --             --        54,761         15,736
  Proceeds from sales of long-term U.S. Government
    obligations                                                   --             --        53,508         21,200

------------------------------------

*    Class I commenced operations on March 3, 2000.
(a)  Amount represents less than 1,000 shares.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity
 (All numbers in thousands)

                                                              GLOBAL EQUITY FUND          GLOBAL SMALL CAP FUND
                                                         ----------------------------  ----------------------------
                                                          (UNAUDITED)                   (UNAUDITED)
                                                          SIX MONTHS                    SIX MONTHS
                                                             ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                                         JUNE 30, 2001  DEC. 31, 2000  JUNE 30, 2001  DEC. 31, 2000
                                                         -------------  -------------  -------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I:
    Sold                                                     $ --          $   --        $ 36,823       $ 52,883
    Issued to shareholders in reinvestment of
      distributions                                            --             362              --          1,629
    Repurchased                                                --              --         (42,577)       (53,896)
                                                             ----          ------        --------       --------
      Net increase (decrease), Class I                       $ --          $  362        $ (5,754)      $    616
                                                             ====          ======        ========       ========
  Class N:
    Sold                                                     $ --          $   --        $ 44,461       $ 74,031
    Issued to shareholders in reinvestment of
      distributions                                            --              --              --          1,195
    Repurchased                                                --              --         (41,487)       (53,189)
                                                             ----          ------        --------       --------
      Net increase (decrease), Class N                       $ --          $   --        $  2,974       $ 22,037
                                                             ====          ======        ========       ========
  SHARE AMOUNTS:
  Class I:
    Sold                                                       --              --           2,207          2,138
    Issued to shareholders in reinvestment of
      distributions                                            --              36              --             87
    Repurchased                                                --              --          (2,508)        (2,299)
                                                             ----          ------        --------       --------
      Net increase (decrease), Class I                         --              36            (301)           (74)
                                                             ====          ======        ========       ========
  Class N:
    Sold                                                       --              --           2,687          2,947
    Issued to shareholders in reinvestment of
      distributions                                            --              --              --             64
    Repurchased                                                --              --          (2,485)        (2,231)
                                                             ----          ------        --------       --------
      Net increase (decrease), Class N                         --              --             202            780
                                                             ====          ======        ========       ========
  PURCHASES AND SALES OF INVESTMENT SECURITIES:
    (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                    $817          $2,556        $ 35,096       $101,869
  Proceeds from sales of securities                           841           2,564          42,106         80,987
  Purchases of long-term U.S. Government obligations           --              --              --             --
  Proceeds from sales of long-term U.S. Government
    obligations                                                --              --              --             --

------------------------------------

*    Class I commenced operations on March 3, 2000.
(a)  Amount represents less than 1,000 shares.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity
 (All numbers in thousands)

                                                            GLOBAL TECHNOLOGY FUND       GLOBAL HEALTH CARE FUND
                                                         ----------------------------  ----------------------------
                                                          (UNAUDITED)                   (UNAUDITED)
                                                          SIX MONTHS                    SIX MONTHS
                                                             ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                                         JUNE 30, 2001  DEC. 31, 2000  JUNE 30, 2001  DEC. 31, 2000
                                                         -------------  -------------  -------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I:
    Sold                                                  $  116,630     $  605,901      $     --       $      --
    Issued to shareholders in reinvestment of
      distributions                                               --          2,606            --              --
    Repurchased                                             (148,200)      (332,880)           --              --
                                                          ----------     ----------      --------       ---------
      Net increase (decrease), Class I                    $  (31,570)    $  275,627      $     --       $      --
                                                          ==========     ==========      ========       =========
  Class N:
    Sold                                                  $  159,070     $  778,255      $106,834       $ 376,591
    Issued to shareholders in reinvestment of
      distributions                                               --          3,156            --             879
    Repurchased                                             (137,298)      (316,822)      (89,316)       (143,334)
                                                          ----------     ----------      --------       ---------
      Net increase (decrease), Class N                    $   21,772     $  464,589      $ 17,518       $ 234,136
                                                          ==========     ==========      ========       =========
  SHARE AMOUNTS:
  Class I:
    Sold                                                       2,873          8,821            --              --
    Issued to shareholders in reinvestment of
      distributions                                               --             48            --              --
    Repurchased                                               (3,879)        (4,932)           --              --
                                                          ----------     ----------      --------       ---------
      Net increase (decrease), Class I                        (1,006)         3,937            --              --
                                                          ==========     ==========      ========       =========
  Class N:
    Sold                                                       3,886         10,874         4,970          16,477
    Issued to shareholders in reinvestment of
      distributions                                               --             59            --              37
    Repurchased                                               (3,465)        (4,777)       (4,305)         (6,510)
                                                          ----------     ----------      --------       ---------
      Net increase (decrease), Class N                           421          6,156           665          10,004
                                                          ==========     ==========      ========       =========
  PURCHASES AND SALES OF INVESTMENT SECURITIES:
    (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                 $1,896,384     $3,336,766      $181,397       $ 415,481
  Proceeds from sales of securities                        1,788,118      2,774,892       151,269         202,026
  Purchases of long-term U.S. Government obligations              --             --            --              --
  Proceeds from sales of long-term U.S. Government
    obligations                                                   --             --            --              --

                                                         INTERNATIONAL GROWTH EQUITY
                                                                     FUND                 EMERGING MARKETS FUND
                                                         ----------------------------  ----------------------------
                                                          (UNAUDITED)                   (UNAUDITED)
                                                          SIX MONTHS                    SIX MONTHS
                                                             ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                                         JUNE 30, 2001  DEC. 31, 2000  JUNE 30, 2001  DEC. 31, 2000
                                                         -------------  -------------  -------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I:
    Sold                                                   $ 371,494      $ 684,800       $ 1,588        $ 3,992
    Issued to shareholders in reinvestment of
      distributions                                               --         30,981            --             69
    Repurchased                                             (369,860)      (652,812)         (635)        (1,500)
                                                           ---------      ---------       -------        -------
      Net increase (decrease), Class I                     $   1,634      $  62,969       $   953        $ 2,561
                                                           =========      =========       =======        =======
  Class N:
    Sold                                                   $  51,464      $  60,527       $ 4,764        $ 5,961
    Issued to shareholders in reinvestment of
      distributions                                               --            628            --             79
    Repurchased                                              (44,697)       (55,865)       (4,581)        (3,266)
                                                           ---------      ---------       -------        -------
      Net increase (decrease), Class N                     $   6,767      $   5,290       $   183        $ 2,774
                                                           =========      =========       =======        =======
  SHARE AMOUNTS:
  Class I:
    Sold                                                      30,691         37,003           142            211
    Issued to shareholders in reinvestment of
      distributions                                               --          2,261            --              6
    Repurchased                                              (30,492)       (35,773)          (56)           (92)
                                                           ---------      ---------       -------        -------
      Net increase (decrease), Class I                           199          3,491            86            125
                                                           =========      =========       =======        =======
  Class N:
    Sold                                                       4,257          3,448           413            380
    Issued to shareholders in reinvestment of
      distributions                                               --             45            --              7
    Repurchased                                               (3,646)        (3,200)         (396)          (224)
                                                           ---------      ---------       -------        -------
      Net increase (decrease), Class N                           611            293            17            163
                                                           =========      =========       =======        =======
  PURCHASES AND SALES OF INVESTMENT SECURITIES:
    (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                  $ 171,121      $ 509,065       $ 5,172        $16,324
  Proceeds from sales of securities                          177,381        469,693         3,670         12,061
  Purchases of long-term U.S. Government obligations              --             --            --             --
  Proceeds from sales of long-term U.S. Government
    obligations                                                   --             --            --             --

------------------------------------

*    Class I commenced operations on March 3, 2000.
(a)  Amount represents less than 1,000 shares.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity
 (All numbers in thousands)

                                                                  EUROPE FUND              STRATEGIC INCOME FUND
                                                         -----------------------------  ----------------------------
                                                          (UNAUDITED)                    (UNAUDITED)
                                                          SIX MONTHS                     SIX MONTHS
                                                             ENDED        YEAR ENDED        ENDED       YEAR ENDED
                                                         JUNE 30, 2001  DEC. 31, 2000*  JUNE 30, 2001  DEC. 31, 2000
                                                         -------------  --------------  -------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I:
    Sold                                                   $      --      $   2,996          $--          $    --
    Issued to shareholders in reinvestment of
      distributions                                               --            406           --               --
    Repurchased                                                   --         (2,623)          --           (2,000)
                                                           ---------      ---------          ---          -------
      Net increase (decrease), Class I                     $      --      $     779          $--          $(2,000)
                                                           =========      =========          ===          =======
  Class N:
    Sold                                                   $ 123,532      $ 260,463          $--          $    --
    Issued to shareholders in reinvestment of
      distributions                                               --          7,606           --               --
    Repurchased                                             (122,256)      (253,377)          --               --
                                                           ---------      ---------          ---          -------
      Net increase (decrease), Class N                     $   1,276      $  14,692          $--          $    --
                                                           =========      =========          ===          =======
  SHARE AMOUNTS:
  Class I:
    Sold                                                          --            186           --               --
    Issued to shareholders in reinvestment of
      distributions                                               --             35           --               --
    Repurchased                                                   --           (221)          --             (211)
                                                           ---------      ---------          ---          -------
      Net increase (decrease), Class I                            --             --(a)        --             (211)
                                                           =========      =========          ===          =======
  Class N:
    Sold                                                      12,174         16,086           --               --
    Issued to shareholders in reinvestment of
      distributions                                               --            660           --               --
    Repurchased                                              (12,029)       (15,776)          --               --
                                                           ---------      ---------          ---          -------
      Net increase (decrease), Class N                           145            970           --               --
                                                           =========      =========          ===          =======
  PURCHASES AND SALES OF INVESTMENT SECURITIES:
    (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                  $  46,872      $ 132,020          $21          $   193
  Proceeds from sales of securities                           49,456        127,079           20            2,040
  Purchases of long-term U.S. Government obligations              --             --           --            1,124
  Proceeds from sales of long-term U.S. Government
    obligations                                                   --             --           --            1,328

------------------------------------

*    Class I commenced operations on March 3, 2000.
(a)  Amount represents less than 1,000 shares.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Financial Highlights
For a share outstanding throughout each fiscal year or period ended:

                                                                   LARGE CAP GROWTH FUND
                                     ---------------------------------------------------------------------------------
                                                                          CLASS I
                                     ---------------------------------------------------------------------------------
                                       (UNAUDITED)                                DECEMBER 31,
                                     SIX MONTHS ENDED     ------------------------------------------------------------
                                      JUNE 30, 2001         2000         1999         1998         1997       1996(4)
                                     ----------------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
    period                               $ 16.89          $ 19.07      $ 16.14       $12.53       $10.00      $ 10.00
                                         -------          -------      -------       ------       ------      -------
  Income from investment
    operations:
    Net investment income
      (loss) (1)                            0.01            (0.02)       (0.05)       (0.02)        0.01           --
    Net realized and unrealized
      gain (loss) on investments           (2.72)           (1.55)        6.95         5.51         3.17           --
                                         -------          -------      -------       ------       ------      -------
  Total from investment operations         (2.71)           (1.57)        6.90         5.49         3.18           --
  Less distributions:
    From net investment income                --               --           --        (0.01)       (0.01)          --
    From net realized gain on
      investments                             --            (0.14)       (3.97)       (1.87)       (0.64)          --
    In excess of net realized gain
      on investments                          --            (0.47)          --           --           --           --
                                         -------          -------      -------       ------       ------      -------
      Total distributions                     --            (0.61)       (3.97)       (1.88)       (0.65)          --
                                         -------          -------      -------       ------       ------      -------
NET ASSET VALUE, END OF PERIOD           $ 14.18          $ 16.89      $ 19.07       $16.14       $12.53      $ 10.00
                                         -------          -------      -------       ------       ------      -------
                                         -------          -------      -------       ------       ------      -------
TOTAL RETURN (8)                          (16.05)%          (8.37)%      44.84%       44.11%       31.99%        0.00%
                                         -------          -------      -------       ------       ------      -------
                                         -------          -------      -------       ------       ------      -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)                                 $56,196          $41,741      $14,898       $7,935       $5,025      $ 4,000
                                         -------          -------      -------       ------       ------      -------
                                         -------          -------      -------       ------       ------      -------
Ratio of expenses to average net
  assets:
  With waiver and
    reimbursement (16)                      0.75%            0.88%        0.95%        0.95%        0.95%        0.00%(9)
                                         -------          -------      -------       ------       ------      -------
                                         -------          -------      -------       ------       ------      -------
  Without waiver and
    reimbursement (16)                      1.05%            1.37%        2.45%        3.04%        2.63%          --%
                                         -------          -------      -------       ------       ------      -------
                                         -------          -------      -------       ------       ------      -------
Ratio of net investment income
  (loss) to average net assets (16)         0.16%           (0.13)%      (0.26)%      (0.11)%       0.10%        0.00%(9)
                                         -------          -------      -------       ------       ------      -------
                                         -------          -------      -------       ------       ------      -------
Portfolio turnover                         19.32%           41.67%      109.29%       99.58%      119.87%        0.00%
                                         -------          -------      -------       ------       ------      -------
                                         -------          -------      -------       ------       ------      -------

                                               LARGE CAP GROWTH FUND
                                     ------------------------------------------
                                                      CLASS N
                                     ------------------------------------------
                                       (UNAUDITED)            DECEMBER 31,
                                     SIX MONTHS ENDED     ---------------------
                                      JUNE 30, 2001         2000       1999(10)
                                     ----------------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
    period                               $ 16.77          $ 19.00       $16.60
                                         -------          -------       ------
  Income from investment
    operations:
    Net investment income
      (loss) (1)                           (0.01)           (0.05)       (0.08)
    Net realized and unrealized
      gain (loss) on investments           (2.70)           (1.57)        6.45
                                         -------          -------       ------
  Total from investment operations         (2.71)           (1.62)        6.37
  Less distributions:
    From net investment income                --               --           --
    From net realized gain on
      investments                             --            (0.14)       (3.97)
    In excess of net realized gain
      on investments                          --            (0.47)          --
                                         -------          -------       ------
      Total distributions                     --            (0.61)       (3.97)
                                         -------          -------       ------
NET ASSET VALUE, END OF PERIOD           $ 14.06          $ 16.77       $19.00
                                         -------          -------       ------
                                         -------          -------       ------
TOTAL RETURN (8)                          (16.16)%          (8.71)%      40.48%
                                         -------          -------       ------
                                         -------          -------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)                                 $41,355          $22,782       $  926
                                         -------          -------       ------
                                         -------          -------       ------
Ratio of expenses to average net
  assets:
  With waiver and
    reimbursement (16)                      1.00%            1.08%        1.20%
                                         -------          -------       ------
                                         -------          -------       ------
  Without waiver and
    reimbursement (16)                      1.36%            1.74%       60.04%
                                         -------          -------       ------
                                         -------          -------       ------
Ratio of net investment income
  (loss) to average net assets (16)        (0.10)%          (0.29)%      (0.55)%
                                         -------          -------       ------
                                         -------          -------       ------
Portfolio turnover                         19.32%           41.67%      109.29%
                                         -------          -------       ------
                                         -------          -------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                    TAX MANAGED GROWTH FUND
                                                    -------------------------------------------------------
                                                                            CLASS I
                                                    -------------------------------------------------------
                                                      (UNAUDITED)                   DECEMBER 31,
                                                    SIX MONTHS ENDED     ----------------------------------
                                                     JUNE 30, 2001         2000         1999       1998(6)
                                                    ----------------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                   $13.78          $ 14.99       $10.00       $10.00
                                                         ------          -------       ------       ------
  Income from investment operations:
    Net investment income (loss) (1)                      (0.02)           (0.09)       (0.06)          --
    Net realized and unrealized gain (loss) on
      investments                                         (2.13)           (1.12)        5.28           --
                                                         ------          -------       ------       ------
  Total from investment operations                        (2.15)           (1.21)        5.22           --
  Less distributions:
    From net realized gain on investments                    --               --        (0.21)          --
    In excess of net realized gain on investments            --               --        (0.02)          --
                                                         ------          -------       ------       ------
      Total distributions                                    --               --        (0.23)          --
                                                         ------          -------       ------       ------
  Redemption fees                                          0.18               --#          --           --
                                                         ------          -------       ------       ------
NET ASSET VALUE, END OF PERIOD                           $11.81          $ 13.78       $14.99       $10.00
                                                         ------          -------       ------       ------
                                                         ------          -------       ------       ------
TOTAL RETURN (8)                                         (14.30)%          (8.07)%      52.44%        0.00%
                                                         ------          -------       ------       ------
                                                         ------          -------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $4,298          $25,774       $1,499       $1,000
                                                         ------          -------       ------       ------
                                                         ------          -------       ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (16)                       1.25%            1.25%        1.25%        0.00%(9)
                                                         ------          -------       ------       ------
                                                         ------          -------       ------       ------
  Without waiver and reimbursement (16)                    2.06%            1.58%       14.36%          --%
                                                         ------          -------       ------       ------
                                                         ------          -------       ------       ------
Ratio of net investment income (loss) to average
  net assets (16)                                         (0.31)%          (0.58)%      (0.47)%       0.00%(9)
                                                         ------          -------       ------       ------
                                                         ------          -------       ------       ------
Portfolio turnover                                        40.02%           85.18%       43.35%        0.00%
                                                         ------          -------       ------       ------
                                                         ------          -------       ------       ------

                                                             TAX MANAGED GROWTH FUND
                                                    ------------------------------------------
                                                                     CLASS N
                                                    ------------------------------------------
                                                      (UNAUDITED)            DECEMBER 31,
                                                    SIX MONTHS ENDED     ---------------------
                                                     JUNE 30, 2001         2000       1999(11)
                                                    ----------------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                  $ 13.75           $14.95       $10.34
                                                        -------           ------       ------
  Income from investment operations:
    Net investment income (loss) (1)                      (0.04)           (0.11)       (0.29)
    Net realized and unrealized gain (loss) on
      investments                                         (2.17)           (1.09)        5.13
                                                        -------           ------       ------
  Total from investment operations                        (2.21)           (1.20)        4.84
  Less distributions:
    From net realized gain on investments                    --               --        (0.21)
    In excess of net realized gain on investments            --               --        (0.02)
                                                        -------           ------       ------
      Total distributions                                    --               --        (0.23)
                                                        -------           ------       ------
  Redemption fees                                          0.24               --#          --
                                                        -------           ------       ------
NET ASSET VALUE, END OF PERIOD                          $ 11.78           $13.75       $14.95
                                                        -------           ------       ------
                                                        -------           ------       ------
TOTAL RETURN (8)                                         (14.26)%          (8.09)%      47.07%
                                                        -------           ------       ------
                                                        -------           ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $ 5,889           $6,052       $  759
                                                        -------           ------       ------
                                                        -------           ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (16)                       1.50%            1.50%        1.50%
                                                        -------           ------       ------
                                                        -------           ------       ------
  Without waiver and reimbursement (16)                    2.98%            3.03%       35.08%
                                                        -------           ------       ------
                                                        -------           ------       ------
Ratio of net investment income (loss) to average
  net assets (16)                                         (0.67)%          (0.75)%      (2.66)%
                                                        -------           ------       ------
                                                        -------           ------       ------
Portfolio turnover                                        40.02%           85.18%       43.35%
                                                        -------           ------       ------
                                                        -------           ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                                           MIDCAP FUND
                                     ----------------------------------------------------------------------------------------
                                                                             CLASS I
                                     ----------------------------------------------------------------------------------------
                                       (UNAUDITED)                                   DECEMBER 31,
                                     SIX MONTHS ENDED     -------------------------------------------------------------------
                                      JUNE 30, 2001         2000           1999           1998          1997         1996(2)
                                     ----------------     ---------     -----------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
    period                               $   3.33         $   8.02      $     5.87      $   6.23      $   6.40      $   9.13
                                         --------         --------      ----------      --------      --------      --------
  Income from investment
    operations:
    Net investment income
      (loss) (1)                               --            (0.04)          (0.01)           --         (0.01)        (0.01)
    Net realized and unrealized
      gain on investments                   (0.55)            0.20            3.42          0.81          1.08          1.59
                                         --------         --------      ----------      --------      --------      --------
  Total from investment operations          (0.55)            0.16            3.41          0.81          1.07          1.58
  Less distributions:
    From net realized gain on
      investments                              --            (4.34)          (1.26)        (1.17)        (1.24)        (4.31)
    In excess of net realized gain
      on investments                           --            (0.51)             --            --            --            --
                                         --------         --------      ----------      --------      --------      --------
      Total distributions                      --            (4.85)          (1.26)        (1.17)        (1.24)        (4.31)
                                         --------         --------      ----------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD           $   2.78         $   3.33      $     8.02      $   5.87      $   6.23      $   6.40
                                         --------         --------      ----------      --------      --------      --------
                                         --------         --------      ----------      --------      --------      --------
TOTAL RETURN (8)                           (16.52)%           1.25%          60.18%        15.06%        17.50%        19.07%
                                         --------         --------      ----------      --------      --------      --------
                                         --------         --------      ----------      --------      --------      --------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)                                 $773,592         $890,883      $1,357,489      $975,263      $960,825      $896,320
                                         --------         --------      ----------      --------      --------      --------
                                         --------         --------      ----------      --------      --------      --------
Ratio of expenses to average net
  assets:
  With waiver and
    reimbursement (16)                       0.77%            0.00%           0.00%         0.00%         0.00%         0.00%
                                         --------         --------      ----------      --------      --------      --------
                                         --------         --------      ----------      --------      --------      --------
  Without waiver reimbursement (16)          0.79%            0.76%           0.77%         0.76%         0.76%         0.84%
                                         --------         --------      ----------      --------      --------      --------
                                         --------         --------      ----------      --------      --------      --------
Ratio of net investment income
  (loss) to average net assets              (0.27)%          (0.41)%         (0.22)%       (0.01)%       (0.17)%       (0.12)%
                                         --------         --------      ----------      --------      --------      --------
                                         --------         --------      ----------      --------      --------      --------
Portfolio turnover                          75.61%          192.99%         198.17%       168.24%       155.10%       115.89%
                                         --------         --------      ----------      --------      --------      --------
                                         --------         --------      ----------      --------      --------      --------

                                                MIDCAP FUND
                                     ---------------------------------
                                                  CLASS N
                                     ---------------------------------
                                       (UNAUDITED)        DECEMBER 31,
                                     SIX MONTHS ENDED     ------------
                                      JUNE 30, 2001         2000(19)
                                     ----------------     ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
    period                                $ 3.33             $ 3.33
                                          ------             ------
  Income from investment
    operations:
    Net investment income
      (loss) (1)                           (0.01)                --
    Net realized and unrealized
      gain on investments                  (0.55)                --
                                          ------             ------
  Total from investment operations         (0.56)                --
  Less distributions:
    From net realized gain on
      investments                             --                 --
    In excess of net realized gain
      on investments                          --                 --
                                          ------             ------
      Total distributions                     --                 --
                                          ------             ------
NET ASSET VALUE, END OF PERIOD            $ 2.77             $ 3.33
                                          ------             ------
                                          ------             ------
TOTAL RETURN (8)                          (16.82)%             0.00%
                                          ------             ------
                                          ------             ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)                                  $  440             $   50
                                          ------             ------
                                          ------             ------
Ratio of expenses to average net
  assets:
  With waiver and
    reimbursement (16)                      1.02%              0.00%
                                          ------             ------
                                          ------             ------
  Without waiver reimbursement (16)         9.57%              0.00%
                                          ------             ------
                                          ------             ------
Ratio of net investment income
  (loss) to average net assets             (0.54)%             0.00%
                                          ------             ------
                                          ------             ------
Portfolio turnover                         75.61%            192.99%
                                          ------             ------
                                          ------             ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                               SMALL CAP FUND
                                           --------------------------------------------------------------------------------------
                                                                                  CLASS I
                                           --------------------------------------------------------------------------------------
                                             (UNAUDITED)                                  DECEMBER 31,
                                           SIX MONTHS ENDED     -----------------------------------------------------------------
                                            JUNE 30, 2001         2000          1999          1998          1997         1996(3)
                                           ----------------     ---------     ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period         $   6.43         $  10.23      $   9.36      $  11.66      $  11.77      $  11.35
                                               --------         --------      --------      --------      --------      --------
  Income from investment operations:
    Net investment loss (1)                       (0.01)           (0.06)        (0.06)        (0.07)        (0.08)        (0.08)
    Net realized and unrealized gain
      (loss) on investments                       (0.65)           (1.81)         1.20            --(17)      2.29          3.82
                                               --------         --------      --------      --------      --------      --------
  Total from investment operations                (0.66)           (1.87)         1.14         (0.07)         2.21          3.74
  Less distributions:
    In excess of net investment income               --               --         (0.27)           --            --            --
    From net realized gain on investments            --            (1.36)           --         (2.23)        (2.32)        (3.32)
    In excess of net realized gain on
      investments                                    --            (0.57)           --            --            --            --
                                               --------         --------      --------      --------      --------      --------
      Total distributions                            --            (1.93)        (0.27)        (2.23)        (2.32)        (3.32)
                                               --------         --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                 $   5.77         $   6.43      $  10.23      $   9.36      $  11.66      $  11.77
                                               --------         --------      --------      --------      --------      --------
                                               --------         --------      --------      --------      --------      --------
TOTAL RETURN (8)                                 (10.40)%         (17.87)%       12.40%         1.11%        19.49%        34.39%
                                               --------         --------      --------      --------      --------      --------
                                               --------         --------      --------      --------      --------      --------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $145,470         $176,879      $404,693      $557,965      $661,411      $568,601
                                               --------         --------      --------      --------      --------      --------
                                               --------         --------      --------      --------      --------      --------
Ratio of expenses to average net assets
  With waiver and reimbursement (16)               1.02%              --%           --%           --%           --%           --%
                                               --------         --------      --------      --------      --------      --------
                                               --------         --------      --------      --------      --------      --------
  Without waiver and reimbursement (16)            1.18%            1.02%         1.02%         1.01%         1.02%         1.00%
                                               --------         --------      --------      --------      --------      --------
                                               --------         --------      --------      --------      --------      --------
Ratio of net investment income to average
  net assets                                      (0.39)%          (0.57)%       (0.71)%       (0.61)%       (0.68)%       (0.58)%
                                               --------         --------      --------      --------      --------      --------
                                               --------         --------      --------      --------      --------      --------
Portfolio turnover                               109.34%          206.80%       116.42%       131.85%       117.64%       117.00%
                                               --------         --------      --------      --------      --------      --------
                                               --------         --------      --------      --------      --------      --------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                                             BIOTECHNOLOGY FUND
                                                    ---------------------------------------------------------------------
                                                                                   CLASS N
                                                    ---------------------------------------------------------------------
                                                      (UNAUDITED)                          DECEMBER 31,
                                                    SIX MONTHS ENDED     ------------------------------------------------
                                                     JUNE 30, 2001         2000          1999         1998       1997(5)
                                                    ----------------     ---------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                  $  36.39         $  20.02      $ 11.44       $10.00       $10.00
                                                        --------         --------      -------       ------       ------
  Income from investment operations:
    Net investment income (loss) (1)                       (0.18)           (0.37)       (0.15)       (0.10)          --
    Net realized and unrealized gain on
      investments                                          (6.41)           16.78(17)    12.03         1.86           --
                                                        --------         --------      -------       ------       ------
  Total from investment operations                         (6.59)           16.41        11.88         1.76           --
  Less distributions:
    From net realized gain on investments                     --            (0.04)       (3.30)       (0.32)          --
                                                        --------         --------      -------       ------       ------
      Total distributions                                     --            (0.04)       (3.30)       (0.32)          --
                                                        --------         --------      -------       ------       ------
NET ASSET VALUE, END OF PERIOD                          $  29.80         $  36.39      $ 20.02       $11.44       $10.00
                                                        --------         --------      -------       ------       ------
TOTAL RETURN (8)                                          (18.11)%          81.93%      111.39%       17.76%        0.00%(9)
                                                        --------         --------      -------       ------       ------
                                                        --------         --------      -------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $760,362         $908,401      $14,870       $3,911       $3,000
                                                        --------         --------      -------       ------       ------
                                                        --------         --------      -------       ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (16)                        1.50%            1.50%        1.50%        1.50%        0.01%(9)
                                                        --------         --------      -------       ------       ------
                                                        --------         --------      -------       ------       ------
  Without waiver and reimbursement (16)                     1.50%            1.53%        4.53%        4.87%          --%
                                                        --------         --------      -------       ------       ------
                                                        --------         --------      -------       ------       ------
Ratio of net investment income (loss) to average
  net assets (16)                                          (1.27)%          (1.06)%      (1.09)%      (0.95)%       0.01%(9)
                                                        --------         --------      -------       ------       ------
                                                        --------         --------      -------       ------       ------
Portfolio turnover                                         43.48%          250.28%      431.27%      127.21%        0.00%
                                                        --------         --------      -------       ------       ------
                                                        --------         --------      -------       ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                  BALANCED FUND
                                                    ------------------------------------------
                                                                     CLASS I
                                                    ------------------------------------------
                                                      (UNAUDITED)            DECEMBER 31,
                                                    SIX MONTHS ENDED     ---------------------
                                                     JUNE 30, 2001         2000       1999(14)
                                                    ----------------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                  $ 10.15          $ 10.65       $10.00
                                                        -------          -------       ------
  Income from investment operations:
    Net investment income (1)                              0.11             0.22         0.01
    Net realized and unrealized gain (loss) on
     investments                                          (0.84)           (0.49)        0.64
                                                        -------          -------       ------
  Total from investment operations                        (0.73)           (0.27)        0.65
  Less distributions:
    From net investment income                            (0.05)           (0.16)          --
    From net realized gain on investments                    --            (0.02)          --
    In excess of net realized gain on investments            --            (0.05)          --
                                                        -------          -------       ------
      Total distributions                                 (0.05)           (0.23)          --
                                                        -------          -------       ------
NET ASSET VALUE, END OF PERIOD                          $  9.37          $ 10.15       $10.65
                                                        -------          -------       ------
                                                        -------          -------       ------
TOTAL RETURN (8)                                          (7.16)%          (2.64)%       6.50%
                                                        -------          -------       ------
                                                        -------          -------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $42,969          $40,421       $1,009
                                                        -------          -------       ------
                                                        -------          -------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (16)                       0.90%            0.90%        0.90%
                                                        -------          -------       ------
                                                        -------          -------       ------
  Without waiver and reimbursement (16)                    1.31%            2.25%       41.29%
                                                        -------          -------       ------
                                                        -------          -------       ------
Ratio of net investment income to average net
  assets (16)                                              2.28%            2.09%        1.41%
                                                        -------          -------       ------
                                                        -------          -------       ------
Portfolio turnover                                       139.59%          131.94%       59.94%
                                                        -------          -------       ------
                                                        -------          -------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                                      GLOBAL EQUITY FUND
                                                    -------------------------------------------------------
                                                                            CLASS I
                                                    -------------------------------------------------------
                                                      (UNAUDITED)                   DECEMBER 31,
                                                    SIX MONTHS ENDED     ----------------------------------
                                                     JUNE 30, 2001         2000         1999       1998(6)
                                                    ----------------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                   $10.10           $15.84       $10.00       $10.00
                                                         ------           ------       ------       ------
  Income from investment operations:
    Net investment income (loss) (1)                         --            (0.08)       (0.03)          --
    Net realized and unrealized gain (loss) on
     investments                                          (1.56)           (1.62)        6.22           --
                                                         ------           ------       ------       ------
  Total from investment operations                        (1.56)           (1.70)        6.19           --
  Less distributions:
    From net investment income                               --            (0.02)          --           --
    In excess of net investment income                       --               --        (0.06)          --
    From net realized gain on investments                    --            (3.83)       (0.29)          --
    In excess of net realized gain of investments            --            (0.19)          --           --
                                                         ------           ------       ------       ------
      Total distributions                                    --            (4.04)       (0.35)          --
                                                         ------           ------       ------       ------
NET ASSET VALUE, END OF PERIOD                           $ 8.54           $10.10       $15.84       $10.00
                                                         ------           ------       ------       ------
                                                         ------           ------       ------       ------
TOTAL RETURN (8)                                         (15.45)%         (10.80)%      62.20%        0.00%
                                                         ------           ------       ------       ------
                                                         ------           ------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $1,159           $1,371       $1,584       $1,000
                                                         ------           ------       ------       ------
                                                         ------           ------       ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (16)                       1.25%            1.25%        1.25%        0.00%(9)
                                                         ------           ------       ------       ------
                                                         ------           ------       ------       ------
  Without waiver and reimbursement (16)                   16.51%           11.25%       14.59%          --%
                                                         ------           ------       ------       ------
                                                         ------           ------       ------       ------
Ratio of net investment income (loss) to average
  net assets (16)                                         (0.05)%          (0.53)%      (0.27)%       0.00%(9)
                                                         ------           ------       ------       ------
                                                         ------           ------       ------       ------
Portfolio turnover                                        64.67%          164.71%      149.96%        0.00%
                                                         ------           ------       ------       ------
                                                         ------           ------       ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                   GLOBAL SMALL CAP FUND
                                     ---------------------------------------------------------------------------------
                                                                          CLASS I
                                     ---------------------------------------------------------------------------------
                                       (UNAUDITED)                                DECEMBER 31,
                                     SIX MONTHS ENDED     ------------------------------------------------------------
                                      JUNE 30, 2001         2000         1999         1998         1997       1996(4)
                                     ----------------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
    period                               $ 18.63          $ 23.38      $ 12.37       $11.09       $10.00       $10.00
                                         -------          -------      -------       ------       ------       ------
  Income from investment
    operations:
    Net investment income (loss)
      (1)                                  (0.09)           (0.21)       (0.17)       (0.13)       (0.13)          --
    Net realized and unrealized
      gain (loss) on investments           (2.33)           (3.04)       12.96         2.23         2.64           --
                                         -------          -------      -------       ------       ------       ------
  Total from investment operations         (2.42)           (3.25)       12.79         2.10         2.51           --
  Less distributions:
    From net realized gain on
      investments                             --            (0.41)       (1.78)       (0.82)       (1.42)          --
    In excess of net realized gain
      on investments                          --            (1.09)          --           --           --           --
                                         -------          -------      -------       ------       ------       ------
      Total distributions                     --            (1.50)       (1.78)       (0.82)       (1.42)          --
                                         -------          -------      -------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD           $ 16.21          $ 18.63      $ 23.38       $12.37       $11.09       $10.00
                                         -------          -------      -------       ------       ------       ------
                                         -------          -------      -------       ------       ------       ------
TOTAL RETURN (8)                          (13.09)%         (13.88)%     104.63%       19.29%       25.48%        0.00%
                                         -------          -------      -------       ------       ------       ------
                                         -------          -------      -------       ------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)                                 $10,618          $17,804      $24,073       $5,479       $4,456       $4,000
                                         -------          -------      -------       ------       ------       ------
                                         -------          -------      -------       ------       ------       ------
Ratio of expenses to average net
  assets:
  With waiver and reimbursement
    (16)                                    1.50%            1.50%        1.50%        1.75%        1.75%        0.00%(9)
                                         -------          -------      -------       ------       ------       ------
                                         -------          -------      -------       ------       ------       ------
  Without waiver and reimbursement
    (16)                                    2.26%            1.70%        4.10%        3.86%        3.09%          --%
                                         -------          -------      -------       ------       ------       ------
                                         -------          -------      -------       ------       ------       ------
Ratio of net investment income
  (loss) to average net assets (16)        (1.06)%          (0.84)%      (1.13)%      (1.03)%      (1.14)%       0.00%(9)
                                         -------          -------      -------       ------       ------       ------
                                         -------          -------      -------       ------       ------       ------
Portfolio turnover                        134.32%          201.54%      161.61%      184.38%      153.49%        0.00%
                                         -------          -------      -------       ------       ------       ------
                                         -------          -------      -------       ------       ------       ------

                                               GLOBAL SMALL CAP FUND
                                     ------------------------------------------
                                                      CLASS N
                                     ------------------------------------------
                                       (UNAUDITED)            DECEMBER 31,
                                     SIX MONTHS ENDED     ---------------------
                                      JUNE 30, 2001         2000       1999(12)
                                     ----------------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
    period                               $ 18.59          $ 23.31       $11.63
                                         -------          -------       ------
  Income from investment
    operations:
    Net investment income (loss)
      (1)                                  (0.11)           (0.26)       (0.21)
    Net realized and unrealized
      gain (loss) on investments           (2.34)           (2.96)       13.67
                                         -------          -------       ------
  Total from investment operations         (2.45)           (3.22)       13.46
  Less distributions:
    From net realized gain on
      investments                             --            (0.41)       (1.78)
    In excess of net realized gain
      on investments                          --            (1.09)          --
                                         -------          -------       ------
      Total distributions                     --            (1.50)       (1.78)
                                         -------          -------       ------
NET ASSET VALUE, END OF PERIOD           $ 16.14          $ 18.59       $23.31
                                         -------          -------       ------
                                         -------          -------       ------
TOTAL RETURN (8)                          (13.18)%         (13.84)%     116.97%
                                         -------          -------       ------
                                         -------          -------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)                                 $16,842          $15,640       $1,430
                                         -------          -------       ------
                                         -------          -------       ------
Ratio of expenses to average net
  assets:
  With waiver and reimbursement
    (16)                                    1.75%            1.75%        1.75%
                                         -------          -------       ------
                                         -------          -------       ------
  Without waiver and reimbursement
    (16)                                    2.64%            2.20%       16.71%
                                         -------          -------       ------
                                         -------          -------       ------
Ratio of net investment income
  (loss) to average net assets (16)        (1.30)%          (1.06)%      (1.49)%
                                         -------          -------       ------
                                         -------          -------       ------
Portfolio turnover                        134.32%          201.54%      161.61%
                                         -------          -------       ------
                                         -------          -------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                                   GLOBAL TECHNOLOGY FUND
                                     -----------------------------------------------------------------------------------
                                                                           CLASS I
                                     -----------------------------------------------------------------------------------
                                       (UNAUDITED)                                 DECEMBER 31,
                                     SIX MONTHS ENDED     --------------------------------------------------------------
                                      JUNE 30, 2001         2000          1999          1998         1997         1996
                                     ----------------     ---------     ---------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
    period                               $  50.33         $  59.21      $  21.40      $ 13.69       $12.60       $10.04
                                         --------         --------      --------      -------       ------       ------
  Income from investment
    operations:
    Net investment loss (1)                 (0.01)           (0.18)        (0.35)       (0.16)       (0.16)       (0.15)
    Net realized and unrealized
      gain (loss) on investments           (17.68)           (8.27)        39.54         8.44         3.46         2.80
                                         --------         --------      --------      -------       ------       ------
  Total from investment operations         (17.69)           (8.45)        39.19         8.28         3.30         2.65
  Less distributions:
    From net realized gain on
      investments                              --            (0.43)        (1.38)       (0.57)       (2.21)       (0.09)
                                         --------         --------      --------      -------       ------       ------
      Total distributions                      --            (0.43)        (1.38)       (0.57)       (2.21)       (0.09)
                                         --------         --------      --------      -------       ------       ------
NET ASSET VALUE, END OF PERIOD           $  32.64         $  50.33      $  59.21      $ 21.40       $13.69       $12.60
                                         --------         --------      --------      -------       ------       ------
                                         --------         --------      --------      -------       ------       ------
TOTAL RETURN (8)                           (35.10)%         (14.33)%      182.95%       60.53%       27.08%       26.41%
                                         --------         --------      --------      -------       ------       ------
                                         --------         --------      --------      -------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)                                 $204,755         $366,353      $197,897      $18,558       $6,950       $5,117
                                         --------         --------      --------      -------       ------       ------
                                         --------         --------      --------      -------       ------       ------
Ratio of expenses to average net
  assets:
  With waiver and
    reimbursement (16)                       1.15%            1.21%         1.50%        1.75%        1.75%        1.73%
                                         --------         --------      --------      -------       ------       ------
                                         --------         --------      --------      -------       ------       ------
  Without waiver and
    reimbursement (16)                       1.15%            1.21%         1.50%        2.49%        2.45%        7.75%
                                         --------         --------      --------      -------       ------       ------
                                         --------         --------      --------      -------       ------       ------
Ratio of net investment loss to
  average net assets (16)                   (0.04)%          (0.26)%       (1.02)%      (0.99)%      (1.15)%      (1.34)%
                                         --------         --------      --------      -------       ------       ------
                                         --------         --------      --------      -------       ------       ------
Portfolio turnover                         386.43%          450.84%       119.32%      265.99%      189.41%      155.58%
                                         --------         --------      --------      -------       ------       ------
                                         --------         --------      --------      -------       ------       ------

                                               GLOBAL TECHNOLOGY FUND
                                     -------------------------------------------
                                                       CLASS N
                                     -------------------------------------------
                                       (UNAUDITED)             DECEMBER 31,
                                     SIX MONTHS ENDED     ----------------------
                                      JUNE 30, 2001         2000        1999(13)
                                     ----------------     ---------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
    period                               $  50.09         $  59.13      $ 24.01
                                         --------         --------      -------
  Income from investment
    operations:
    Net investment loss (1)                 (0.09)           (0.38)       (0.49)
    Net realized and unrealized
      gain (loss) on investments           (17.58)           (8.23)       36.99
                                         --------         --------      -------
  Total from investment operations         (17.67)           (8.61)       36.50
  Less distributions:
    From net realized gain on
      investments                              --            (0.43)       (1.38)
                                         --------         --------      -------
      Total distributions                      --            (0.43)       (1.38)
                                         --------         --------      -------
NET ASSET VALUE, END OF PERIOD           $  32.42         $  50.09      $ 59.13
                                         --------         --------      -------
                                         --------         --------      -------
TOTAL RETURN (8)                           (35.22)%         (14.60)%     152.69%
                                         --------         --------      -------
                                         --------         --------      -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)                                 $258,371         $378,043      $82,330
                                         --------         --------      -------
                                         --------         --------      -------
Ratio of expenses to average net
  assets:
  With waiver and
    reimbursement (16)                       1.56%            1.50%        1.75%
                                         --------         --------      -------
                                         --------         --------      -------
  Without waiver and
    reimbursement (16)                       1.56%            1.50%        1.99%
                                         --------         --------      -------
                                         --------         --------      -------
Ratio of net investment loss to
  average net assets (16)                   (0.45)%          (0.55)%      (1.32)%
                                         --------         --------      -------
                                         --------         --------      -------
Portfolio turnover                         386.43%          450.84%      119.32%
                                         --------         --------      -------
                                         --------         --------      -------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                            GLOBAL HEALTH CARE FUND
                                               ----------------------------------------------------------------------------------
                                                                                    CLASS N
                                               ----------------------------------------------------------------------------------
                                                 (UNAUDITED)                                DECEMBER 31,
                                               SIX MONTHS ENDED     -------------------------------------------------------------
                                                JUNE 30, 2001         2000          1999         1998         1997       1996(4)
                                               ----------------     ---------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period             $  24.60         $  14.25       $13.42       $11.65       $10.00       $10.00
                                                   --------         --------       ------       ------       ------       ------
  Income from investment operations:
    Net investment income (loss) (1)                  (0.09)           (0.16)       (0.11)       (0.09)       (0.06)          --
    Net realized and unrealized gain on
      investments                                     (2.94)           10.61         3.53         3.02         3.03           --
                                                   --------         --------       ------       ------       ------       ------
  Total from investment operations                    (3.03)           10.45         3.42         2.93         2.97           --
  Less distributions:
    From net realized gain on investments                --            (0.10)       (2.59)       (1.16)       (1.32)          --
                                                   --------         --------       ------       ------       ------       ------
      Total distributions                                --            (0.10)       (2.59)       (1.16)       (1.32)          --
                                                   --------         --------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                     $  21.57         $  24.60       $14.25       $13.42       $11.65       $10.00
                                                   --------         --------       ------       ------       ------       ------
                                                   --------         --------       ------       ------       ------       ------
TOTAL RETURN (8)                                     (12.32)%          73.37%       28.74%       25.57%       30.00%        0.00%
                                                   --------         --------       ------       ------       ------       ------
                                                   --------         --------       ------       ------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)               $239,599         $256,909       $6,284       $5,487       $4,671       $4,000
                                                   --------         --------       ------       ------       ------       ------
                                                   --------         --------       ------       ------       ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (16)                   1.50%            1.50%        1.50%        1.50%        1.50%        0.00%(9)
                                                   --------         --------       ------       ------       ------       ------
                                                   --------         --------       ------       ------       ------       ------
  Without waiver and reimbursement (16)                1.54%            1.64%        4.85%        3.65%        2.93%          --%
                                                   --------         --------       ------       ------       ------       ------
                                                   --------         --------       ------       ------       ------       ------
Ratio of net investment income (loss) to
  average net assets (16)                             (0.87)%          (0.68)%      (0.81)%      (0.69)%      (0.55)%       0.00%(9)
                                                   --------         --------       ------       ------       ------       ------
                                                   --------         --------       ------       ------       ------       ------
Portfolio turnover                                    68.81%          216.09%      393.83%      153.92%      157.65%        0.00%
                                                   --------         --------       ------       ------       ------       ------
                                                   --------         --------       ------       ------       ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                               INTERNATIONAL GROWTH EQUITY FUND
                                     ------------------------------------------------------------------------------------
                                                                           CLASS I
                                     ------------------------------------------------------------------------------------
                                       (UNAUDITED)                                 DECEMBER 31,
                                     SIX MONTHS ENDED     ---------------------------------------------------------------
                                      JUNE 30, 2001         2000          1999          1998          1997       1996(7)
                                     ----------------     ---------     ---------     ---------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
    period                               $  13.84         $  22.34      $  14.98      $  13.70      $ 12.72      $ 11.56
                                         --------         --------      --------      --------      -------      -------
  Income from investment
    operations:
    Net investment income
      (loss) (1)                             0.04            (0.01)         0.02          0.06         0.06         0.04
    Net realized and unrealized
      gain (loss) on investments            (2.81)           (6.00)         8.91          1.80         2.22         2.16
                                         --------         --------      --------      --------      -------      -------
  Total from investment operations          (2.77)           (6.01)         8.93          1.86         2.28         2.20
  Less distributions:
    From net investment income                 --               --         (0.07)        (0.23)       (0.14)       (0.16)
    In excess of net investment
      income                                   --            (0.30)        (0.10)           --           --           --
    From net realized gain on
      investments                              --            (1.52)        (1.40)        (0.35)       (1.16)       (0.88)
    In excess of net realized gain
      on investments                           --            (0.67)           --            --           --           --
                                         --------         --------      --------      --------      -------      -------
      Total distributions                      --            (2.49)        (1.57)        (0.58)       (1.30)       (1.04)
                                         --------         --------      --------      --------      -------      -------
NET ASSET VALUE, END OF PERIOD           $  11.07         $  13.84      $  22.34      $  14.98      $ 13.70      $ 12.72
                                         --------         --------      --------      --------      -------      -------
                                         --------         --------      --------      --------      -------      -------
TOTAL RETURN (8)                           (20.09)%         (26.76)%       60.66%        13.81%       17.93%       19.31%
                                         --------         --------      --------      --------      -------      -------
                                         --------         --------      --------      --------      -------      -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)                                 $182,271         $225,278      $285,561      $121,975      $98,443      $52,605
                                         --------         --------      --------      --------      -------      -------
                                         --------         --------      --------      --------      -------      -------
Ratio of expenses to average net
  assets:
  With waiver and
    reimbursement (16)                       1.00%            1.00%         1.00%         1.00%        1.00%        0.99%
                                         --------         --------      --------      --------      -------      -------
                                         --------         --------      --------      --------      -------      -------
  Without waiver and
    reimbursement (16)                       1.04%            1.00%         1.06%         1.06%        1.06%        1.25%
                                         --------         --------      --------      --------      -------      -------
                                         --------         --------      --------      --------      -------      -------
Ratio of net investment income
  (loss) to average net assets (16)          0.62%           (0.04)%        0.12%         0.37%        0.41%        0.32%
                                         --------         --------      --------      --------      -------      -------
                                         --------         --------      --------      --------      -------      -------
Portfolio turnover                          84.19%          161.71%       139.69%        84.49%      122.43%      119.09%
                                         --------         --------      --------      --------      -------      -------
                                         --------         --------      --------      --------      -------      -------

                                          INTERNATIONAL GROWTH EQUITY FUND
                                     ------------------------------------------
                                                      CLASS N
                                     ------------------------------------------
                                       (UNAUDITED)            DECEMBER 31,
                                     SIX MONTHS ENDED     ---------------------
                                      JUNE 30, 2001         2000       1999(12)
                                     ----------------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
    period                               $ 13.82           $22.31       $14.78
                                         -------           ------       ------
  Income from investment
    operations:
    Net investment income
      (loss) (1)                            0.02            (0.05)        0.01
    Net realized and unrealized
      gain (loss) on investments           (2.81)           (5.99)        9.08
                                         -------           ------       ------
  Total from investment operations         (2.79)           (6.04)        9.09
  Less distributions:
    From net investment income                --               --        (0.07)
    In excess of net investment
      income                                  --            (0.26)       (0.09)
    From net realized gain on
      investments                             --            (1.52)       (1.40)
    In excess of net realized gain
      on investments                          --            (0.67)          --
                                         -------           ------       ------
      Total distributions                     --            (2.45)       (1.56)
                                         -------           ------       ------
NET ASSET VALUE, END OF PERIOD           $ 11.03           $13.82       $22.31
                                         -------           ------       ------
                                         -------           ------       ------
TOTAL RETURN (8)                          (20.19)%         (26.95)%      62.48%
                                         -------           ------       ------
                                         -------           ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)                                 $10,832           $5,124       $1,738
                                         -------           ------       ------
                                         -------           ------       ------
Ratio of expenses to average net
  assets:
  With waiver and
    reimbursement (16)                      1.25%            1.25%        1.25%
                                         -------           ------       ------
                                         -------           ------       ------
  Without waiver and
    reimbursement (16)                      1.94%            2.36%       10.89%
                                         -------           ------       ------
                                         -------           ------       ------
Ratio of net investment income
  (loss) to average net assets (16)         0.33%           (0.29)%       0.07%
                                         -------           ------       ------
                                         -------           ------       ------
Portfolio turnover                         84.19%          161.71%      139.69%
                                         -------           ------       ------
                                         -------           ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                           EMERGING MARKETS FUND
                                                    --------------------------------------------------------------------
                                                                                  CLASS I
                                                    --------------------------------------------------------------------
                                                      (UNAUDITED)                         DECEMBER 31,
                                                    SIX MONTHS ENDED     -----------------------------------------------
                                                     JUNE 30, 2001         2000         1999         1998       1997(5)
                                                    ----------------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                   $12.06           $16.87       $ 9.06       $ 9.99       $10.00
                                                         ------           ------       ------       ------       ------
  Income from investment operations:
    Net investment income (loss) (1)                       0.12               --#       (0.01)        0.12           --#
    Net realized and unrealized gain (loss) on
      investments                                         (1.08)           (4.26)        8.29        (0.97)       (0.01)
                                                         ------           ------       ------       ------       ------
  Total from investment operations                        (0.96)           (4.26)        8.28        (0.85)       (0.01)
  Less distributions:
    From net investment income                               --               --           --        (0.08)          --
    From net realized gain on investments                    --            (0.55)       (0.47)          --           --
                                                         ------           ------       ------       ------       ------
      Total distributions                                    --            (0.55)       (0.47)       (0.08)          --
                                                         ------           ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                           $11.10           $12.06       $16.87       $ 9.06       $ 9.99
                                                         ------           ------       ------       ------       ------
                                                         ------           ------       ------       ------       ------
TOTAL RETURN (8)                                          (7.96)%         (25.24)%      92.12%       (8.50)%         --%
                                                         ------           ------       ------       ------       ------
                                                         ------           ------       ------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $5,740           $5,194       $5,154       $2,734       $2,996
                                                         ------           ------       ------       ------       ------
                                                         ------           ------       ------       ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (16)                       1.50%            1.50%        1.50%        1.50%        0.01%(9)
                                                         ------           ------       ------       ------       ------
                                                         ------           ------       ------       ------       ------
  Without waiver and reimbursement (16)                    4.89%            4.93%        9.33%        8.29%          --%
                                                         ------           ------       ------       ------       ------
                                                         ------           ------       ------       ------       ------
Ratio of net investment income (loss) to average
  net assets (16)                                          2.13%            0.03%       (0.13)%       1.23%          --%
                                                         ------           ------       ------       ------       ------
                                                         ------           ------       ------       ------       ------
Portfolio turnover                                        54.23%          162.14%      215.64%      279.25%          --%(9)
                                                         ------           ------       ------       ------       ------
                                                         ------           ------       ------       ------       ------

                                                              EMERGING MARKETS FUND
                                                    ------------------------------------------
                                                                     CLASS N
                                                    ------------------------------------------
                                                      (UNAUDITED)            DECEMBER 31,
                                                    SIX MONTHS ENDED     ---------------------
                                                     JUNE 30, 2001         2000       1999(12)
                                                    ----------------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                   $12.03           $16.84       $ 9.13
                                                         ------           ------       ------
  Income from investment operations:
    Net investment income (loss) (1)                       0.11            (0.04)       (0.06)
    Net realized and unrealized gain (loss) on
      investments                                         (1.13)           (4.22)        8.24
                                                         ------           ------       ------
  Total from investment operations                        (1.02)           (4.26)        8.18
  Less distributions:
    From net investment income                               --               --           --
    From net realized gain on investments                    --            (0.55)       (0.47)
                                                         ------           ------       ------
      Total distributions                                    --            (0.55)       (0.47)
                                                         ------           ------       ------
NET ASSET VALUE, END OF PERIOD                           $11.01           $12.03       $16.84
                                                         ------           ------       ------
                                                         ------           ------       ------
TOTAL RETURN (8)                                          (8.48)%         (25.29)%      90.31%
                                                         ------           ------       ------
                                                         ------           ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $2,168           $2,170       $  299
                                                         ------           ------       ------
                                                         ------           ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (16)                       1.75%            1.75%        1.75%
                                                         ------           ------       ------
                                                         ------           ------       ------
  Without waiver and reimbursement (16)                    6.29%            5.88%       79.18%
                                                         ------           ------       ------
                                                         ------           ------       ------
Ratio of net investment income (loss) to average
  net assets (16)                                          1.80%           (0.29)%      (0.68)%
                                                         ------           ------       ------
                                                         ------           ------       ------
Portfolio turnover                                        54.23%          162.14%      215.64%
                                                         ------           ------       ------
                                                         ------           ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                                              EUROPE FUND
                                     ----------------------------------------------------------------------------------------------
                                                  CLASS I                                          CLASS N
                                     ---------------------------------     --------------------------------------------------------
                                       (UNAUDITED)        DECEMBER 31,       (UNAUDITED)                   DECEMBER 31,
                                     SIX MONTHS ENDED     ------------     SIX MONTHS ENDED     -----------------------------------
                                      JUNE 30, 2001         2000(15)        JUNE 30, 2001         2000         1999         1998
                                     ----------------     ------------     ----------------     --------     --------     ---------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
    period                               $  11.87            $20.58            $  11.87         $ 16.12      $ 13.66      $  12.59
                                         --------            ------            --------         -------      -------      --------
  Income from investment
    operations:
    Net investment income
      (loss) (1)                             0.01             (0.11)              (0.01)          (0.18)       (0.01)        (0.05)
    Net realized and unrealized
      gain (loss) on investments            (2.75)            (6.26)              (2.72)          (1.73)        5.66          4.60
                                         --------            ------            --------         -------      -------      --------
  Total from investment operations          (2.74)            (6.37)              (2.73)          (1.91)        5.65          4.55
  Less distributions:
    From net investment income                 --                --                  --              --           --         (0.17)
    In excess of net investment
      income                                   --                --                  --              --        (0.02)           --
    From net realized gain on
      investments                              --             (2.34)                 --           (2.34)       (3.17)        (3.31)
                                         --------            ------            --------         -------      -------      --------
      Total distributions                      --             (2.34)                 --           (2.34)       (3.19)        (3.48)
                                         --------            ------            --------         -------      -------      --------
  Redemption fees                              --                --                  --              --           --#           --
                                         --------            ------            --------         -------      -------      --------
NET ASSET VALUE, END OF PERIOD           $   9.13            $11.87            $   9.14         $ 11.87      $ 16.12      $  13.66
                                         --------            ------            --------         -------      -------      --------
                                         --------            ------            --------         -------      -------      --------
TOTAL RETURN (8)                           (22.89)%          (30.61)%            (23.00)%        (11.39)%      43.59%        37.23%
                                         --------            ------            --------         -------      -------      --------
                                         --------            ------            --------         -------      -------      --------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)                                 $      3            $    4            $ 48,663         $61,502      $67,910      $191,338
                                         --------            ------            --------         -------      -------      --------
                                         --------            ------            --------         -------      -------      --------
Ratio of expenses to average net assets (18):
  With waiver and
    reimbursement (16)                       1.35%             1.35%               1.60%           1.60%        1.03%           --%
                                         --------            ------            --------         -------      -------      --------
                                         --------            ------            --------         -------      -------      --------
  Without waiver and
    reimbursement (16)                   1,013.01%(20)         9.67%               2.02%           2.07%        2.01%         1.97%
                                         --------            ------            --------         -------      -------      --------
                                         --------            ------            --------         -------      -------      --------
Ratio of net investment income
  (loss) to average net assets (16)          0.13%            (0.83)%             (0.11)%         (1.12)%      (0.11)%          --%
                                         --------            ------            --------         -------      -------      --------
                                         --------            ------            --------         -------      -------      --------
Portfolio turnover                          87.22%           173.06%              87.22%         173.06%      202.90%       114.00%
                                         --------            ------            --------         -------      -------      --------
                                         --------            ------            --------         -------      -------      --------

                                           EUROPE FUND
                                     -----------------------
                                             CLASS N
                                     -----------------------
                                          DECEMBER 31,
                                     -----------------------
                                       1997          1996
                                     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
    period                           $  10.66      $   9.20
                                     --------      --------
  Income from investment
    operations:
    Net investment income
      (loss) (1)                         0.01          0.03
    Net realized and unrealized
      gain (loss) on investments         2.70          1.45
                                     --------      --------
  Total from investment operations       2.71          1.48
  Less distributions:
    From net investment income          (0.06)        (0.02)
    In excess of net investment
      income                               --            --
    From net realized gain on
      investments                       (0.72)           --
                                     --------      --------
      Total distributions               (0.78)        (0.02)
                                     --------      --------
  Redemption fees                          --            --
                                     --------      --------
NET ASSET VALUE, END OF PERIOD       $  12.59      $  10.66
                                     --------      --------
                                     --------      --------
TOTAL RETURN (8)                        25.70%        15.87%
                                     --------      --------
                                     --------      --------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)                             $176,414      $149,299
                                     --------      --------
                                     --------      --------
Ratio of expenses to average net as
  With waiver and
    reimbursement (16)                     --%           --%
                                     --------      --------
                                     --------      --------
  Without waiver and
    reimbursement (16)                   1.30%         1.42%
                                     --------      --------
                                     --------      --------
Ratio of net investment income
  (loss) to average net assets (16)        --%           --%
                                     --------      --------
                                     --------      --------
Portfolio turnover                      85.00%        51.00%
                                     --------      --------
                                     --------      --------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                     STRATEGIC INCOME FUND
                                                    -------------------------------------------------------
                                                                            CLASS I
                                                    -------------------------------------------------------
                                                      (UNAUDITED)                   DECEMBER 31,
                                                    SIX MONTHS ENDED     ----------------------------------
                                                     JUNE 30, 2001         2000         1999       1998(6)
                                                    ----------------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                   $ 9.62           $ 9.55       $10.00       $10.00
                                                         ------           ------       ------       ------
  Income from investment operations:
    Net investment income (1)                              0.20             0.66         0.53           --
    Net realized and unrealized gain (loss) on
     investments                                           0.06             0.42        (0.27)          --
                                                         ------           ------       ------       ------
  Total from investment operations                         0.26             1.08         0.26           --
  Less distributions:
    From net investment income                            (0.17)           (1.01)       (0.53)          --
    In excess of net investment income                       --               --        (0.18)          --
                                                         ------           ------       ------       ------
      Total distributions                                 (0.17)           (1.01)       (0.71)          --
                                                         ------           ------       ------       ------
NET ASSET VALUE, END OF PERIOD                           $ 9.71           $ 9.62       $ 9.55       $10.00
                                                         ------           ------       ------       ------
                                                         ------           ------       ------       ------
TOTAL RETURN (8)                                           2.74%           11.63%        2.67%        0.00%
                                                         ------           ------       ------       ------
                                                         ------           ------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  866           $  858       $2,866       $3,000
                                                         ------           ------       ------       ------
                                                         ------           ------       ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (16)                       1.25%            1.25%        1.25%        0.00%(9)
                                                         ------           ------       ------       ------
                                                         ------           ------       ------       ------
  Without waiver and reimbursement (16)                   19.63%           15.49%        5.31%          --%
                                                         ------           ------       ------       ------
                                                         ------           ------       ------       ------
Ratio of net investment income to average net
  assets (16)                                              4.11%            6.75%        5.38%        0.00%(9)
                                                         ------           ------       ------       ------
                                                         ------           ------       ------       ------
Portfolio turnover                                         4.99%          151.66%      346.34%        0.00%
                                                         ------           ------       ------       ------
                                                         ------           ------       ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Notes to Financial Highlights
 June 30, 2001 (Unaudited)

The following notes are being used as reference items in the Financial Highlights of the Funds.

(1)  Calculated using the average share method.

(2) Stock split 25:1 at close of business on June 17, 1996. All share amounts were restated to reflect the stock split.

(3) Stock split 12:1 at close of business on June 17, 1996. All share amounts were restated to reflect the stock split.

(4) Commencement of operations for the Large Cap Growth Fund, Class I shares, the Global Small Cap Fund, Class I shares and the Global Health Care Fund, Class N shares, was December 31, 1996.

(5) Commencement of operations for the Biotechnology Fund, Class N shares and the Emerging Markets Fund, Class I shares, was December 30, 1997.

(6) Commencement of operations for the Tax Managed Growth Fund, Class I shares, the Global Equity Fund, Class I shares and the Strategic Income Fund, Class I shares, was December 30, 1998.

(7) Stock split 10:1 at close of business on June 17, 1996. All per share amounts were restated to relflect the stock split.

(8) Total return measures the change in value of an investment over the period indicated. For periods less than one year, the total return is not annualized.

(9)  Not annualized. Fund was in operation for less than five days.

(10) Commencement of operations for the Large Cap Growth Fund, Class N shares,was March 2, 1999.

(11) Commencement of operations for the Tax Managed Growth Fund, Class N shares, was February 12, 1999.

(12) Commencement of operations for the Global Small Cap Fund, Class N shares, the International Growth Equity Fund, Class N shares and the Emerging Markets Fund, Class N shares, was March 9, 1999.

(13) Commencement of operations for the Global Technology Fund, Class N shares, was January 20, 1999.

(14) Commencement of operations for the Balanced Fund, Class I shares, was December 15, 1999.

(15) Commencement of operations for the Europe Fund, Class I shares, was March 3, 2000.

(16) Annualized for periods less than one year.

(17) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.

(18) The operating expenses for the Europe Fund include certain non-recurring legal expenses of 0.46% and 0.32% of average net assets for the years ended December 31, 1998 and 1999, respectively, for which the insurance carrier has reimbursed the Fund 0.78% ($800,000) of the average net assets for the year ended December 31, 1999.

(19) Commencement of operations for the MidCap Fund, Class N shares, was December 29, 2000.

(20) The increase in Class I's gross expense ratio is due to the decrease in the class' net assets during the period.

#   Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

        The Dresdner RCM Global Funds, Inc. (the "Global Company") is organized as a Maryland corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended.

The Global Company currently consists of fourteen no-load series collectively referred to as the "Funds":

NON-DIVERSIFIED FUNDS
Dresdner RCM Global Technology Fund (the "Global Technology Fund") Dresdner RCM Global Health Care Fund (the "Global Health Care Fund") Dresdner RCM Biotechnology Fund (the "Biotechnology Fund")
Dresdner RCM International Growth Equity Fund (the "International Equity
Fund")
Dresdner RCM Europe Fund (the "Europe Fund")

DIVERSIFIED FUNDS
Dresdner RCM Large Cap Growth Fund (the "Large Cap Growth Fund") Dresdner RCM Tax Managed Growth Fund (the "Tax Managed Growth Fund") Dresdner RCM MidCap Fund (the "MidCap Fund")
Dresdner RCM Small Cap Fund (the "Small Cap Fund")
Dresdner RCM Balanced Fund (the "Balanced Fund")
Dresdner RCM Global Equity Fund (the "Global Equity Fund")
Dresdner RCM Global Small Cap Fund (the "Global Small Cap Fund") Dresdner RCM Emerging Markets Fund (the "Emerging Markets Fund") Dresdner RCM Strategic Income Fund (the "Strategic Income Fund")

        On January 29, 2001, Dresdner RCM Europe Fund received proxies representing a majority of the Fund's outstanding shares authorizing votes in favor of its reorganization from a series of Dresdner RCM Investment
Funds, Inc. to a newly created series of Dresdner RCM Global Funds, Inc. in a tax free exchange for shares of the relevant series of the Global Company.

        The Funds, with the exception of the Biotechnology Fund, the Balanced Fund and the Global Health Care Fund, are presently authorized to issue two classes of shares -- Institutional shares (Class I) and Non-institutional shares (Class N). The Biotechnology Fund and the Global Health Care Fund are presently authorized to issue Class N shares, and the Balanced Fund is authorized to issue Class I shares.

        As of June 30, 2001, the Large Cap Growth Fund, Tax Managed Growth Fund, MidCap Fund, Global Small Cap Fund, Global Technology Fund, International Equity Fund, Emerging Markets Fund and Europe Fund have both Class I and Class N shares operational; the Small Cap Fund, Global Equity Fund, and Strategic Income Fund have only the Class I shares operational.

        Each class has equal pro rata interest in the assets of the relevant fund and general voting privileges. Class I and Class N shares differ with respect to distributions and certain other class-specific expenses and expense reductions.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
        The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

A. PORTFOLIO VALUATIONS

        Investment securities are stated at market value. Equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. If there has been no sale on such day, then the security is valued at the closing bid price on such day. If no bid price is quoted on such day, then the security is valued by such method as the Board of Directors of the Company or a duly constituted committee of the Board of Directors of the Company shall determine in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market that are not listed on Nasdaq or similar foreign reporting service are valued at the mean bid price, or using such other comparable sources as the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value. Other portfolio securities held by the Funds are valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available, such securities will be valued by whatever means the Board of Directors of the Company or a duly constituted committee of the Board of Directors of the Company in good faith deems appropriate to reflect their fair value. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates value.

B. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES

        Security transactions are recorded as of the date of purchase, sale or maturity. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Each Fund bears expenses incurred specifically on its behalf as well as a portion of any general expenses of the Company. Investment income, realized and unrealized gains and losses, and the common expenses of the Funds are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Funds. Each class of shares differs in its respective distribution and certain other class specific fees and expense reductions.

C. FOREIGN CURRENCY TRANSLATIONS AND FOREIGN INVESTMENTS

        The books and records of each of the Funds are maintained in U.S. dollars. The value of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investments are translated at the contracted currency exchange rates established at the time of the trade. Income and expenses are translated at the prevailing exchange rates on the respective dates of such transactions.

        Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date and foreign currency translations and the difference between the amount of net investment income

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) accrued and the U.S. dollar amount actually received. The Funds do not isolate that portion of foreign currency exchange fluctuation on investments from unrealized appreciation and depreciation, which arises from changes in market prices. Such fluctuations are included with the net unrealized appreciation or depreciation on investments.

        Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

        A forward foreign currency exchange contract ("forward contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into a forward contract in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The market value of the forward contract fluctuates with changes in currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation on foreign currency translations on the Fund's Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss on foreign currency transactions in the Fund's Statement of Operations equal to the difference between the value at the time the forward contract was opened and the value at the time it was closed. A Fund could be exposed to risk of loss if the counter-party is unable to meet the terms of the forward contract or if the value of the currency changes unfavorably.

E. OPTION ACCOUNTING PRINCIPLES

        A Fund may purchase or write put and call options on stocks and stock indices as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities. When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. An option listed on a traded exchange is valued at its last sale price. If there has been no sale on such day, then the option will be valued at the closing bid price on such day. If a written option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased is decreased by the premium originally received.

        The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option, which the Fund has purchased, expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

F. SHORT SALES

        Each Fund, except the MidCap Fund and Small Cap Fund, may engage in short sale transactions, which obligates the Funds to replace securities borrowed by purchasing the securities at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or U.S. Government securities sufficient to cover its short position on a daily basis. Proceeds from the Funds' short sales are posted as collateral with securities lenders. This collateral earns interest and the interest is used to pay each lender a fee for borrowed securities, to compensate the broker for its services, and to provide a rebate to the borrower (the Fund) for posting the collateral. The net proceeds from these transactions are shown as interest income on the Statement of Operations. As of June 30, 2001, there were no outstanding short sale transactions.

G. DOLLAR ROLL TRANSACTIONS

        The Balanced Fund and Strategic Income Fund may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold and matured, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The Fund is paid a fee for entering into a dollar roll transaction that is accrued as income over the life of the dollar roll contract. During the period of sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar rolls enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. Management anticipates that the proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction will generate income for the Fund exceeding the interest that would have been earned on the securities sold thereby increasing or changing the Funds yield. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities, which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

        For the six months ended June 30, 2001, the Balanced Fund earned fee income of $43,085 on dollar roll transactions and there were $6,915,313 in dollar roll commitments on liquid mortgage pass-throughs outstanding.

H. FEDERAL INCOME TAXES

        Each Fund is a separate entity for federal income tax purposes. Each Fund intends to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of each Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal income or excise taxes on income and capital gains.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
        As of December 31, 2000, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND NAME                                 EXPIRING 2007  EXPIRING 2008
----------------------------------------  -------------  -------------
Tax Managed Growth Fund                      $--          $ 2,126,868
Global Technology Fund                        --           19,031,079
Emerging Markets Fund                         --              167,839
Strategic Income Fund                         85,407           53,023

I. DISTRIBUTIONS

        The Strategic Income Fund declares and distributes income dividends to shareholders monthly. The Balanced Fund declares and distributes income dividends to shareholders quarterly. All of the other Funds declare and distribute income dividends to shareholders annually. Capital gain distributions (if any) are declared and distributed to shareholders annually. Distributions to shareholders are recorded by the Funds on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles in the United States of America, and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or in excess of net realized gain on investments. These differences are primarily due to differing treatments for losses as a result of wash sales, foreign currency transactions and/or investments in passive foreign investment companies.

J. SECURITIES LENDING

        Effective October 31, 1999, the MidCap Fund and the Small Cap Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). Effective April 2, 2001, the Global Company amended its Master Securities Loan Agreement to include the Biotechnology Fund, Global Technology Fund and Global Health Care Fund. The Funds receive cash collateral equal to at least 102% of the current market value of the loaned securities. The Funds invest the cash collateral in repurchase agreements through State Street Bank & Trust Company pursuant to guidelines approved by the Fund's Board of Directors. Income earned on the collateral is paid to Morgan monthly. The Funds receive a fee, payable monthly, negotiated by the Funds and Morgan, based on the number and duration of the lending transactions. For the six months ended
June 30, 2001, net securities lending income was $525,031, $350,000, $250,000,
$424,245 and $25,000 for the MidCap Fund, Small Cap Fund, Biotechnology Fund, Global Technology Fund and Global Health Care Fund, respectively.

        At June 30, 2001 securities with a market value of $33,126,305, $6,228,412, $50,186,550, $11,224,213, and $10,656,420 were on loan to brokers for the MidCap Fund, Small Cap Fund, Biotechnology Fund, Global Technology Fund and Global Health Care Fund, respectively. The loans were collateralized by cash of $33,788,831, $6,352,980, $51,190,281, $11,448,697, and $10,869,548 for the
MidCap Fund, Small Cap Fund, Biotechnology Fund, Global Technology Fund and Global Health Care Fund, respectively. As with other extensions of credit, the Funds may bear the risk of delay in the recovery of the loaned securities or in the event of foreclosure on collateral.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
K. REDEMPTION FEES

        The Tax Managed Growth Fund charges a 1.00% redemption fee, to Class I shareholders and Class N shareholders, who redeem shares held for less than twelve consecutive months. The redemption fee for the Tax Managed Growth Fund will remain in effect indefinitely. For the six months ended June 30, 2001, the redemption fee for the Fund amounted to $214,683, which is included in the Statement of Changes in Net Assets.

L. DELAYED DELIVERY TRANSACTIONS

        Each Fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in each applicable Fund's schedule of investments. Each Fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, each Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterpart does not perform under the contract.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

        Dresdner RCM Global Investors LLC ("Dresdner RCM") serves as the Funds' investment manager, subject to the authority of the Boards of Directors. The Funds pay the investment management fees to Dresdner RCM monthly. The fees are based on each Fund's average daily net assets as listed in the following table.

        Dresdner RCM has voluntarily agreed, until at least December 31, 2001, to pay each Fund the amount, if any, by which ordinary operating expenses of the Fund for each quarter (except interest, taxes, and extraordinary expenses) exceed its annualized total expense ratio noted in the following table as a percentage of its average daily net assets. In subsequent years, each Fund will reimburse Dresdner RCM for any such payments during a five-year period to the extent that operating expenses are otherwise below the expense cap.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2001 (Unaudited)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
        For the six months ended June 30, 2001, Dresdner RCM reimbursed the Funds for operating expenses that exceeded their stated expense limits as follows:

                               ANNUAL MANAGEMENT FEE PERCENTAGES                    EXPENSES
                           ------------------------------------------  ----------------------------------
                                                                                 EXPENSE
                                      FIRST $500  NEXT $500  ABOVE $1  EXPENSE   LIMITS
FUND NAME                  FLAT RATE   MILLION     MILLION   BILLION    CAPS     THROUGH   REIMBURSEMENTS
-------------------------  ---------  ----------  ---------  --------  -------  ---------  --------------
Large Cap Growth Fund--I    --            0.70%      0.65%     0.60%    0.75%   12/31/05      $ 82,049
Large Cap Growth Fund--N    --            0.70%      0.65%     0.60%    1.00%   12/31/05        54,199
Tax Managed Growth
  Fund--I                   --            0.75%      0.70%     0.65%    1.25%   12/31/01        40,467
Tax Managed Growth
  Fund--N                   --            0.75%      0.70%     0.65%    1.50%   12/31/01        45,549
MidCap Fund--I              0.75%        --         --         --       0.77%   06/30/03        91,152
MidCap Fund--N              0.75%        --         --         --       1.02%   06/30/03        14,265
Small Cap Fund--I           1.00%        --         --         --       1.02%   06/30/03       120,295
Biotechnology Fund--N       --            1.00%      0.95%     0.90%    1.50%   12/31/01       --
Balanced Fund--I            --            0.65%      0.60%     0.55%    0.90%   12/31/01        89,353
Global Equity Fund--I       --            0.75%      0.70%     0.65%    1.25%   12/31/01        92,739
Global Equity Fund--N       --            0.75%      0.70%     0.65%    1.50%   12/31/01       --
Global Small Cap Fund--I    --            1.00%      0.95%     0.90%    1.50%   12/31/01        45,693
Global Small Cap Fund--N    --            1.00%      0.95%     0.90%    1.75%   12/31/01        63,019
Global Technology Fund--I   1.00%        --         --         --       1.50%   12/31/01       --
Global Technology Fund--N   1.00%        --         --         --       1.75%   12/31/01       --
Global Health Care
  Fund--N                   --            1.00%      0.95%     0.90%    1.50%   12/31/01        44,832
International Equity
  Fund--I                   0.75%        --         --         --       1.00%   12/31/01        43,548
International Equity
  Fund--N                   0.75%        --         --         --       1.25%   12/31/01        20,683
Emerging Markets Fund--I    1.00%        --         --         --       1.50%   12/31/01        87,255
Emerging Markets Fund--N    1.00%        --         --         --       1.75%   12/31/01        54,075
Europe Fund--I              1.00% *      --         --         --       1.35%   12/31/02        15,184
Europe Fund--N              1.00% *      --         --         --       1.60%   12/31/02       115,514
Strategic Income Fund--I    --            0.75%      0.70%     0.65%    1.25%   12/31/01        79,128
Strategic Income Fund--N    --            0.75%      0.70%     0.65%    1.50%   12/31/01       --

  * The Europe Fund pays management fees at 1.00% annually for assets under $100 million and 0.80% for assets above $100 million.

        For the six months ended June 30, 2001, the Biotechnology Fund, Class N reimbursed Dresdner RCM $88,782 under the above Reimbursement Agreement.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2001 (Unaudited)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
        The following is a list of the Funds' remaining contingent liability and respective dates of expiration:

                           REMAINING
                           CONTINGENT  EXPIRES   EXPIRES  EXPIRES   EXPIRES   EXPIRES   EXPIRES
FUND NAME                  LIABILITY     2001     2002      2003      2004      2005      2006
-------------------------  ----------  --------  -------  --------  --------  --------  --------
Large Cap Growth Fund--I    $598,293   $  --     $79,232  $120,914  $183,104  $132,994  $ 82,049
Large Cap Growth Fund--N     152,803      --       --        --       35,363    63,241    54,199
Tax Managed Growth
  Fund--I                    266,666      --       --        --      152,686    73,513    40,467
Tax Managed Growth
  Fund--N                    157,626      --       --        --       56,697    55,380    45,549
MidCap Fund--I                91,152      --       --        --        --        --       91,152
MidCap Fund--N                14,265      --       --        --        --        --       14,265
Small Cap Fund--I            120,295      --       --        --        --        --      120,295
Biotechnology Fund--N        156,866      --       --        --       20,530   136,336     --
Balanced Fund--I             311,684      --       --        --       17,088   205,243    89,353
Global Equity Fund--I        398,232      --       --        --      150,248   155,245    92,739
Global Small Cap Fund--I     454,498      --     59,300    108,883   182,326    58,296    45,693
Global Small Cap Fund--N     164,151      --       --        --       32,415    68,717    63,019
Global Health Care
  Fund--N                    539,020      --     65,966    109,088   183,721   135,413    44,832
International Equity
  Fund--I                    380,301    105,743  52,016     71,435   107,559     --       43,548
International Equity
  Fund--N                    110,398      --       --        --       39,047    50,668    20,683
Emerging Markets Fund--I     772,378      --       --      193,127   269,549   222,447    87,255
Emerging Markets Fund--N     174,966      --       --        --       40,602    80,289    54,075
Europe Fund--I                57,349      --       --        --        --       42,165    15,184
Europe Fund--N               676,241      --       --        --      199,096   361,631   115,514
Strategic Income Fund--I     347,610      --       --        --      119,666   148,816    79,128

        The Global Technology Fund, Class I and Class N, have no remaining contingent liability.

        Dresdner RCM serves as the Transfer Agent for the Global Equity and Strategic Income Funds. For the period ended June 30, 2001 no fees were charged to the Funds. These Funds are currently not offered to the public.

        On June 30, 2001, the Dresdner RCM Profit Sharing Plan, participation in which is limited to employees of Dresdner RCM, owned 2,090,707 shares, 321,023 shares, 291,799 shares and 290,761 shares of the total 278,344,058, 25,231,612,
14,241,635 and 17,454,486 outstanding shares of the MidCap Fund, Small Cap Fund, Global Technology Fund and the International Equity Fund, respectively.

        As of June 30, 2001, clients of Dresdner Bank AG/Investment Management/Institutional Asset Management Division owned the following shares of the Funds:

FUND NAME                                 SHARES OWNED  OUTSTANDING SHARES
----------------------------------------  ------------  ------------------
Tax Managed Growth Fund                     100,000            863,995
Global Equity Fund                          135,748            135,748
Emerging Markets Fund                       300,000            713,811
Strategic Income Fund                        89,252             89,252

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2001 (Unaudited)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
        At June 30, 2001, the following Funds had shareholders which each held more than 10% of the Fund's Net Assets:

FUND                                      NUMBER OF SHAREHOLDERS  PERCENTAGE OF AGGREGATE OWNERSHIP
----------------------------------------  ----------------------  ---------------------------------
Large Cap Growth Fund                                2                          40.99%
Tax Managed Growth Fund                              2                          44.77%
MidCap Fund                                          2                          32.05%
Small Cap Fund                                       1                          12.19%
Biotechnology Fund                                   2                          65.10%
Balanced Fund                                        3                          98.91%
Global Equity Fund                                   1                         100.00%
Global Small Cap Fund                                3                          65.92%
Global Technology Fund                               2                          55.47%
Global Health Care Fund                              2                          67.80%
International Equity Fund                            1                          10.90%
Emerging Markets Fund                                3                          86.00%
Europe Fund                                          2                          37.12%
Strategic Income Fund                                1                         100.00%

3. DISTRIBUTOR

        Funds Distributor, Inc. (a subsidiary of BISYS Group, Inc.) (the "Distributor") acts as distributor of shares of the Funds.

        The Company has adopted a distribution and service plan (the "Plan") for its Class N shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares as reimbursement for certain expenses incurred by the Distributor in providing distribution and shareholder support services to such shares. Class I shares of the Company are not subject to 12b-1 fees.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2001 (Unaudited)

4. CAPITAL SHARES

        At June 30, 2001, the Company has 3,250,000,000 authorized shares of common stock at $0.0001 par value designated as follows:

FUND NAME                                   CLASS I       CLASS N
----------------------------------------  ------------  ------------
Large Cap Growth Fund                       25,000,000    25,000,000
Tax Managed Growth Fund                     25,000,000    25,000,000
MidCap Fund                                400,000,000   200,000,000
Small Cap Fund                             100,000,000    50,000,000
Biotechnology Fund                             --         50,000,000
Balanced Fund                               25,000,000       --
Global Equity Fund                          25,000,000    25,000,000
Global Small Cap Fund                       25,000,000    25,000,000
Global Technology Fund                      25,000,000    25,000,000
Global Health Care Fund                        --         50,000,000
International Equity Fund                   50,000,000    50,000,000
Emerging Markets Fund                       25,000,000    25,000,000
Europe Fund                                100,000,000   100,000,000
Strategic Income Fund                       25,000,000    25,000,000
Unclassified*                                              1,725,000

  *  Shares designated as unclassified are available to any Fund.

5. DEFERRED ORGANIZATION COSTS

        Costs incurred by the Funds in connection with their organization are being amortized on a straight-line basis over a five-year period beginning at the commencement of each Fund's operations. At June 30, 2001, the unamortized balance of such expenses amounted to $6,092 for the Emerging Markets Fund. Organization costs on all other Funds were fully amortized at June 30, 2001.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2001 (Unaudited)

6. WRITTEN OPTIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

        Transactions in written put and call options for the six months ended June 30, 2001 for the Global Technology Fund were as follows:

                                           AMOUNT OF    NUMBER OF
                                            PREMIUMS    CONTRACTS
                                          ------------  ---------
GLOBAL TECHNOLOGY FUND:
Options outstanding at December 31, 2000  $    644,050     2,945
Options sold                                10,498,870       914
Options cancelled in closing purchase
  transactions                             (10,498,870)     (914)
Options expired prior to exercise             (644,050)   (2,945)
Options exercised                              --          --
                                          ------------   -------
Options outstanding at June 30, 2001      $    --          --
                                          ============   =======

        There were no forward foreign currency contracts outstanding at June 30, 2001.

7. DIRECTORS' FEES

        Each Director, who is not an interested person (as defined in the 1940
Act) of the Global Company, receives from the Company an annual retainer of $30,000 (the retainer is evenly prorated among each series of the Global Company), plus $5,500 for each Board meeting attended.

        Each eligible Director of the Company who is not an interested person may elect to defer receipt of all or a portion of his/her fees for service as a Director in accordance with the terms of a Deferred Compensation Plan for Non-Interested Directors ("Directors' Plan"). Under the Directors' Plan, an eligible Director may elect to have his/her deferred fees deemed invested either in 90-day U.S. Treasury bills, shares of the common stock of the Company, or a combination of these options. The amount of deferred fees payable to such Director under the Directors' Plan will be determined by reference to the return on such deemed investments. Generally, the deferred fees (reflecting any earnings, gains or losses thereon) become payable upon the Director's retirement or disability.

8. LINE OF CREDIT

        The Europe Fund has an uncommitted Line of Credit arrangement ("LOC") with State Street Bank and Trust Company, primarily to temporarily finance the repurchase of capital shares. The Fund's borrowings cannot exceed 33 1/3% of the Fund's net assets and cannot exceed the $7 million limit on the LOC. Interest is charged to the Fund based on its borrowings at the prevailing market rates as defined in the LOC. The average daily loan balance was $219,742 at a weighted average interest rate of 5.22%. The maximum loan outstanding during the six months ended June 30, 2001 was $6,787,292. Interest expense of $11,107 was recorded during the last six months and is included in the Statement of Operations. At June 30, 2001, there were no such borrowings outstanding.

9. IN-KIND TRANSACTIONS

        During the six months ended June 30, 2001, the Global Technology Fund incurred a realized loss of $3,153,539, on securities associated with an in-kind redemption on April 2, 2001.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2001 (Unaudited)

10. SUBSEQUENT EVENTS

A. ALLIANZ AG ACQUISITION OF DRESDNER BANK AG

        Effective July 23, 2001, Allianz AG, one of the world's leading insurance and financial services companies, completed its acquisition of Dresdner Bank AG, the ultimate parent company of the Funds' investment manager, Dresdner RCM. As a result of the acquisition, Dresdner RCM has undergone a change of control resulting in an "assignment" (as defined in the 1940 Act) of its existing investment management agreement (the "Agreement") with the Funds. As required by the 1940 Act, the existing Agreement provided for its automatic termination in the event of an assignment, and, thus, it terminated upon the consummation of the acquisition.

        The Funds' Board approved the continuation of Dresdner RCM's investment management services under an interim management agreement pending shareholder approval of a new Proposed Agreement that is substantially identical to the Agreement. The interim agreement may remain in place for no more than 150 days from the date of the acquisition. Compensation earned by Dresdner RCM under the interim management agreement will be held in an interest bearing escrow account pending shareholder approval of the Proposed Agreement. If shareholders approve the Proposed Agreement, the amount held in the escrow account, plus earned interest, will be paid to Dresdner RCM. If shareholders do not approve the Proposed Agreement, Dresdner RCM will be paid out of the escrow account the lesser of (1) any costs incurred in performing its services under the interim management agreement, plus earned interest on such amount, or (2) the total amount in the escrow account, plus earned interest.

B. EXPANSION OF LINE OF CREDIT

        Effective July 25, 2001, the Funds (except for Emerging Markets Fund) have entered into an uncommitted Line of Credit arrangement ("LOC") with State Street Bank and Trust Company in the amount of $100,000,000, primarily to provide temporary financing for the repurchase of capital shares. Interest is charged to the Funds based on its borrowings at the prevailing market rates as defined in the LOC. Each Fund's borrowings cannot exceed the lessor of $75,000,000 per Fund or the following percentages of each Fund's total net assets:

                                                     MAXIMUM
FUND NAME                                           PERCENTAGE
--------------------------------------------------  ----------
Large Cap Growth Fund                                    20%
Tax Managed Growth Fund                                  20%
MidCap Fund                                               5%
Small Cap Fund                                            5%
Biotechnology Fund                                       20%
Balanced Fund                                            20%
Global Equity Fund                                       20%
Global Small Cap Fund                                    20%
Global Technology Fund                                   20%
Global Health Care Fund                                  20%
International Equity Fund                                20%
Europe Fund                                              20%
Strategic Income Fund                                    20%

INVESTMENT MANAGER

Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

TRANSFER AND REDEMPTION AGENT

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR

Funds Distributor, Inc. (A subsidiary of BISYS Group, Inc.)
60 State Street, Suite 1300
Boston, Massachusetts 02109

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

(Dresdner RCM Emerging Markets Fund Only)
Brown Brothers Harriman & Company
40 Water Street
Boston, Massachusetts 02109

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

Shareholders may obtain portfolio holdings by calling 1-800-726-7240. Additional information is available on our website at www.DRCMFunds.com.

            This report is not authorized for distribution to prospective investors unless preceded or accompanied by a Dresdner RCM Global Funds prospectus, which contains complete information about the Funds, including expenses. Investors should read the prospectus carefully before they invest or send money, as it explains certain risks associated with investing in these Funds, including investments in international and emerging markets. These risks include social, economic and political instability, market illiquidity, and currency volatility. There are also special risks associated with investing in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies. There are additional risks associated with investing in Funds that lack industry diversification. Portfolio holdings are subject to change and should not be considered as a recommendation to purchase.

            Grassroots-SM- Research is a division of Dresdner RCM Global Investors LLC ("Dresdner RCM"). The information and opinions expressed represent the judgement of Dresdner RCM. Dresdner RCM and its affiliates, officers, employees or clients may effect or have effected transactions for their own account(s) in the securities mentioned here or in any related investments. Accordingly, information may be available to Dresdner RCM that is not reflected at this time. The information and opinions have been compiled or arrived at from sources believed to be reliable and in good faith, but no representation or warranty, express or implied, is made as to their accuracy, completeness or correctness. Dresdner RCM accepts no liability whatsoever for any direct or consequential loss or damage arising from your use of this information. Research data used by Grassroots-SM- to generate Grassroots-SM- Research recommendations, is received from reporters who work as independent contractors for broker-dealers who supply research to Dresdner RCM in connection with broker services.

     DISTRIBUTOR: DRESDNER RCM DISTRIBUTORS, A DIVISION OF FUNDS
     DISTRIBUTOR INC.